OMB APPROVAL
                                                        OMB Number: 3235-0570

                                                        Expires: SEP. 30, 2007

                                                        Estimated average burden
                                                        hours per response: 19.4


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/07
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

GE Funds


Semi-Annual Report

MARCH 31, 2007

[GE LOGO OMITTED]

GE Funds


Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .....................................................  1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
      GE U.S. Equity Fund ................................................  3
      GE Value Equity Fund ............................................... 11
      GE Small-Cap Equity Fund ........................................... 17
      GE Global Equity Fund .............................................. 22
      GE International Equity Fund ....................................... 28
      GE Premier Growth Equity Fund ...................................... 35
      GE Strategic Investment Fund ....................................... 41
      GE Government Securities Fund ...................................... 58
      GE Short-Term Government Fund ...................................... 63
      GE Tax-Exempt Fund ................................................. 68
      GE Fixed Income Fund ............................................... 74
      GE Money Market Fund ............................................... 86
NOTES TO SCHEDULES OF INVESTMENTS ........................................ 90
FINANCIAL STATEMENTS
      Financial Highlights ............................................... 91
      Notes to Financial Highlights ......................................103
      Statements of Assets and Liabilities ...............................104
      Statements of Operations ...........................................108
      Statements of Changes in Net Assets ................................112
      Notes to Financial Statements ......................................120
ADVISORY AGREEMENT RENEWAL ...............................................133
ADDITIONAL INFORMATION ...................................................137
INVESTMENT TEAM ..........................................................140


-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                      March 31, 2007 (unaudited)


Notes to Performance


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data relating to Class A and B shares of GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to March 31, 2007.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2008. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The MSCI World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

                                                      March 31, 2007 (unaudited)

Notes to Performance


A number of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 2007 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE U.S. Equity Fund
                                                                             Q&A


THE GE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, CHRISTOPHER D. BROWN*, STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

*EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED MR. BROWN AS ONE OF THE
 PORTFOLIO MANAGERS FOR THE FUND.

Q.  HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS
    BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD
    ENDED MARCH 31,  2007?

A. For the six-month period ended March 31, 2007, the GE U.S. Equity Fund returned 5.84% for the Class A shares, 5.44% for the Class B shares, 5.46% for the Class C shares, and 5.95% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% and the Fund's Lipper peer group of 825 Large-Cap Core Funds returned an average of 6.87% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed a robust +10% climb. While the specter of slowing economic growth lingered in the background, stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, a global stock market rout took investors on a wild ride during the last week in February, interrupting the exuberant U.S. equity markets. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

PICTURED FROM LEFT TO RIGHT: CHRISTOPHER D. BROWN, GEORGE A. BICHER, PAUL C. REINHARDT AND STEPHEN V. GELHAUS

[PHOTO OMITTED]

GE U.S. Equity Fund


    While all S&P 500 sectors posted gains during the period, materials (+21.4%), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Healthcare (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Given the sector leadership of more value-oriented sectors, the Russell 1000 Value (+9.4%) solidly outperformed the Russell 1000 Growth (+7.2%). Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The Fund underperformed during the period primarily due to a couple of underperforming stocks in the healthcare sector. Underweighting materials and telecommunications -- two of the period's top performing sectors -- also weighed on returns. Finally, stock selection within consumer staples detracted from relative performance. Within healthcare, Amgen (-21.9%) was the principal cause of weakness. Amgen suffered amid safety concerns regarding off-label use of its anemia drugs, and as the company pulled its Vectabix therapy from a colon cancer study. We remained overweight Amgen, due to our bullish long-term view of the company's product pipeline. Trading at the low end of its historical multiple range, Amgen represented an attractive value candidate during the period. Pfizer (-9.1%) also pressured our healthcare holdings, as it ceased development of its next-generation cholesterol medicine, Torcetrapib, in December. While an underweight in materials hurt, a pullback in Barrick Gold (-6.7%) as it lowered production forecasts also detracted from returns. Within telecommunications, while we initiated a position in AT&T (+23.6%), owning less than the benchmark weighting hurt returns. We continued to believe that the cable companies would be more successful taking share from phone companies than vice versa, justifying a larger relative weighting in the media industry. PepsiCo (-1.7%) was a final key detractor from performance. Pepsi has historically delivered consistent double-digit earnings growth, but a recent change in management and tough volume comparisons held the stock back. We are comfortable with this high quality consumer staples company, with global growth and financial flexibility, as we face a slowing economy.

    Partially offsetting these negative factors was strength in the industrials, utilities and consumer discretionary sectors. Within industrials, some core holdings have benefited from strong secular growth trends. For example, Eaton's (+22.7%) strength came from diverse end-markets, sound capital management and an attractive mix of later cycle businesses. Deere (+30.6%) capitalized on increasing corn acreage planted for ethanol. Electrical equipment company ABB (+30.4%) benefited from its key role in the global industrial infrastructure mega-cycle. Utilities contributed significantly --Constellation Energy Group (+48.5%) was the Fund's single best performer this period, due to solid fundamentals and the halo effect of record-breaking leveraged buyout activity in the sector (I.E., the $45 billion announced private equity acquisition of TXU Corp.). Our media holdings have driven strength within the consumer discretionary sector, for the above-noted reasons. Liberty Media-Capital (+32.3%), Liberty Global (+22.3%) and Cablevision Systems (+29.0%) were standouts in the media space during the period.

Q.  WERE THERE ANY SIGNIFICANT CHANGES
    TO THE FUND OVER THE PERIOD?

A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continue to be relatively defensively positioned, although at March 31, 2007 our largest overweight was in technology -- an area that we believe could benefit from multiple expansion and

                                                                             Q&A


    productivity investment in the months to come. Our technology holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow. Our second-largest overweight remained in healthcare, a traditionally defensive area with relatively steady growth and attractive dividend yields. We also added to our overweight in the consumer staples sector, increasing holdings in Sara Lee and Pepsi. Our largest underweight remained in financials, reflecting headwinds from a higher interest rate environment and concerns about the credit cycle. We took some profits in industrials during the period, and increased our underweight in materials, increasing the Fund's defensive positioning. We believed many commodity-based stocks were over-owned, making them vulnerable to short-term pullbacks.

    We have prepared for earnings growth to moderate in the months ahead, and are comfortable with the high quality of companies that we own in the Fund. We believe these are the companies with the financial flexibility and balance sheet strength to weather a mid-cycle slowdown. We believe our focus on multinationals can benefit the Fund in a weaker-dollar environment, as well as a time when growth is faster in countries outside the U.S. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.
    Over the long-term, our stock selection has added value to performance, and we believe the high quality companies we own will provide above-average returns going forward

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,058.44                             4.07
     Class B                         1,000.00                           1,054.42                             7.96
     Class C                         1,000.00                           1,054.57                             7.96
     Class Y                         1,000.00                           1,059.52                             2.76
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.82                             3.93
     Class B                         1,000.00                           1,017.15                             7.69
     Class C                         1,000.00                           1,017.15                             7.69
     Class Y                         1,000.00                           1,022.04                             2.67
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.78% FOR CLASS A, 1.53% FOR CLASS B, 1.53% FOR CLASS C, AND 0.53% FOR CLASS Y, (FROM PERIOD OCTOBER 01, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   5.84% FOR CLASS A SHARES, 5.44% FOR CLASS B SHARES, 5.46% FOR CLASS C SHARES, AND 5.95% FOR CLASS Y SHARES.

GE U.S. Equity Fund


----------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
----------------------------------------------
Exxon Mobil Corp.             4.46%
----------------------------------------------
American International
  Group, Inc.                 3.28%
----------------------------------------------
PepsiCo, Inc.                 2.94%
----------------------------------------------
Microsoft Corp.               2.68%
----------------------------------------------
Wyeth                         2.57%
----------------------------------------------
Oracle Corp.                  2.38%
----------------------------------------------
Industrial Select Sector
  SPDR Fund                   2.14%
----------------------------------------------
Pfizer Inc.                   2.07%
----------------------------------------------
Cisco Systems, Inc.           2.02%
----------------------------------------------
Amgen, Inc.                   1.93%
----------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.


LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group
Based on average annual total returns for the periods ended 3/31/07

                   SIX       ONE        FIVE         TEN
                  MONTHS     YEAR       YEAR         YEAR
                  -----      ----       ----         ----
Number of
Funds in
peer group:      825        800         567          253
---------------------------------------------------------------
Peer group
average annual
total return:      6.87%      9.88%       4.99%        6.87%
---------------------------------------------------------------
Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                         GE U.S. Equity Fund
                   GE U.S. Equity Fund                       With Load                           S&P 500 Index
3/97                   $10,000.00                           $ 9,425.00                             $10,000.00
9/97                    12,619.67                            11,894.04                              12,630.53
9/98                    13,329.30                            12,562.86                              13,781.54
9/99                    17,033.91                            16,054.46                              17,613.72
9/00                    19,094.36                            17,996.44                              19,946.41
9/01                    15,713.13                            14,809.63                              14,629.00
9/02                    12,918.94                            12,176.10                              11,631.52
9/03                    15,514.77                            14,622.67                              14,474.26
9/04                    17,045.39                            16,065.28                              16,482.28
9/05                    18,648.07                            17,575.81                              18,501.59
9/06                    20,722.90                            19,531.33                              20,498.97
3/07                    21,933.98                            20,672.78                              22,012.47

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                ENDING
                                                              VALUE OF A
                  SIX          ONE        FIVE       TEN        $10,000
                MONTHS        YEAR        YEAR      YEAR     INVESTMENT (A)
                ------        ----        ----      ----     --------------
GE U.S. Equity   5.84%       11.14%       4.49%     8.17%     $21,934
GE U.S. Equity
  W/LOAD        -0.24%        4.75%       3.26%     7.53%     $20,673
  MAXIMUM LOAD
  OF 5.75%
S&P 500 Index    7.38%       11.83%       6.27%     8.21%     $22,012


CLASS B SHARES
[Line chart omitted -- plot points are as follows:]


                    GE U.S. Equity Fund                     S&P 500 Index
3/97                   $10,000.00                            $10,000.00
9/97                    12,577.64                            12,630.53
9/98                    13,181.48                            13,781.54
9/99                    16,718.59                            17,613.72
9/00                    18,606.38                            19,946.41
9/01                    15,196.43                            14,629.00
9/02                    12,400.53                            11,631.52
9/03                    14,834.27                            14,474.26
9/04                    16,297.75                            16,482.28
9/05                    17,830.14                            18,501.59
9/06                    19,813.96                            20,498.97
3/07                    20,971.93                            22,012.47

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                ENDING
                                                              VALUE OF A
                  SIX          ONE        FIVE       TEN        $10,000
                MONTHS        YEAR        YEAR      YEAR     INVESTMENT (A)
                ------        ----        ----      ----     --------------
GE U.S. Equity   5.44%       10.30%      3.72%     7.69%        $20,972
GE U.S. Equity
  W/LOAD         1.44%        6.30%      3.72%     7.69%
  MAXIMUM LOAD   4.00%        4.00%      0.00%     0.00%
S&P 500 Index    7.38%       11.83%      6.27%     8.21%        $22,012


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]


                    GE U.S. Equity Fund                     S&P 500 Index
9/99                   $10,000.00                           $10,000.00
3/00                    11,372.41                            11,773.02
9/00                    11,125.34                            11,324.36
3/01                    10,109.34                             9,200.32
9/01                     9,089.24                             8,305.46
3/02                    10,146.06                             9,219.23
9/02                     7,415.77                             6,603.67
3/03                     7,684.68                             6,936.74
9/03                     8,859.21                             8,217.61
3/04                     9,823.71                             9,374.46
9/04                     9,660.95                             9,357.64
3/05                    10,218.98                            10,001.76
9/05                    10,490.25                            10,504.08
3/06                    11,057.20                            11,174.92
9/06                    11,569.29                            11,638.07
3/07                    12,200.68                            12,497.35

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                ENDING
                                                               VALUE OF A
                  SIX          ONE        FIVE      SINCE        $10,000
                MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                ------        ----        ----    ---------  -----------------
GE U.S. Equity   5.46%       10.34%      3.76%      2.69%       $12,201
GE U.S. Equity
  W/LOAD         4.46%        9.34%      3.76%      2.69%
  MAXIMUM LOAD   1.00%        1.00%      0.00%      0.00%
S&P 500 Index    7.38%       11.83%      6.27%      3.02%       $12,497


CLASS Y SHARES
[Line chart omitted -- plot points are as follows:]


                    GE U.S. Equity Fund                     S&P 500 Index
3/97                   $10,000.00                           $10,000.00
9/97                    12,637.32                            12,630.53
9/98                    13,377.57                            13,781.54
9/99                    17,142.15                            17,613.72
9/00                    19,263.73                            19,946.41
9/01                    15,892.69                            14,629.00
9/02                    13,098.60                            11,631.52
9/03                    15,779.57                            14,474.26
9/04                    17,378.59                            16,482.28
9/05                    19,060.81                            18,501.59
9/06                    21,234.20                            20,498.97
3/07                    22,498.11                            22,012.47


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                ENDING
                                                              VALUE OF A
                  SIX          ONE        FIVE       TEN        $10,000
                MONTHS        YEAR        YEAR      YEAR     INVESTMENT (A)
                ------        ----        ----      ----     --------------
GE U.S. Equity   5.95%       11.43%      4.77%      8.45%      $22,498
S&P 500 Index    7.38%       11.83%      6.27%      8.21%      $22,012

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2007 (unaudited)

GE U.S. EQUITY FUND
Schedule of Investments


GE U.S. EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF MARKET VALUE OF $440,201
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Information Technology          19.9%
Financials                      17.2%
Healthcare                      14.2%
Consumer Staples                11.1%
Consumer Discretionary           9.8%
Industrials                      9.1%
Energy                           9.0%
Short-Term                       3.8%
Utilities                        2.7%
Materials                        2.0%
Telecommunication Services       1.2%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.0%

Bed Bath & Beyond, Inc.             110,621  $  4,443,646(a)
Carnival Corp.                       58,324     2,733,063
Comcast Corp. (Class A)             264,674     6,741,247(a)
Corinthian Colleges, Inc.            21,849       300,424(a,j)
General Motors Corp.                 21,061       645,309(j)
Home Depot, Inc.                     80,358     2,952,353
Koninklijke Philips
   Electronics N.V. ADR              43,070     1,640,967(j)
Liberty Global, Inc. (Series C)      91,884     2,815,326(a,j)
Liberty Media Holding Corp -
   Capital (Series A)                21,749     2,405,222(a)
Liberty Media Holding Corp -
   Interactive (Series A)            25,926       617,557(a)
Lowe's Companies, Inc.               30,115       948,321
News Corp. (Class A)                 59,945     1,385,928
Omnicom Group, Inc.                  55,019     5,632,845
Staples, Inc.                       102,920     2,659,453
Starwood Hotels & Resorts
   Worldwide, Inc.                   11,017       714,452
Target Corp.                         54,240     3,214,262
Time Warner, Inc.                   132,850     2,619,802
Viacom Inc. (Class B)                18,910       777,390(a)
                                               43,247,567

CONSUMER STAPLES -- 11.4%
Clorox Co.                           47,307     3,012,983
Colgate-Palmolive Co.                60,269     4,025,367
Diageo PLC ADR                        6,480       524,556

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

General Mills, Inc.                  64,093$     3,731,494
Kellogg Co.                          54,169     2,785,912
Kimberly-Clark Corp.                 65,895     4,513,149
Nestle S.A. ADR                       4,212       409,196(a)
PepsiCo, Inc.                       203,751    12,950,414
Procter & Gamble Co.                 86,570     5,467,761
Sara Lee Corp.                       38,882       657,883
The Coca-Cola Co.                   155,228     7,450,944
Wal-Mart Stores, Inc.                73,877     3,468,525
                                               48,998,184

ENERGY -- 9.2%

Apache Corp.                         11,017       778,902
Devon Energy Corp.                   10,811       748,337
EOG Resources, Inc.                  19,441     1,386,921
Exxon Mobil Corp.                   260,312    19,640,540(h)
Halliburton Co.                      58,324     1,851,204
Hess Corp.                           48,111     2,668,717(j)
Occidental Petroleum Corp.           49,744     2,452,877
Schlumberger Ltd.                   103,376     7,143,282
Transocean Inc.                      35,105     2,868,078(a)
                                               39,538,858

FINANCIALS -- 17.1%

ACE Ltd.                             47,725     2,723,188
AFLAC Incorporated                   34,347     1,616,370
Allstate Corp.                       39,531     2,374,232(h)
American International
   Group, Inc.                      214,877    14,444,032
AON Corp.                            27,542     1,045,494
Bank of America Corp.               158,504     8,086,874
Berkshire Hathaway, Inc.
   (Class B)                             89       323,960(a)
BlackRock Inc. (Class A)              5,184       810,311(j)
CB Richard Ellis Group, Inc.
   (Class A)                          2,616        89,415(a)
Chubb Corp.                          37,911     1,958,861
Citigroup, Inc.                     133,650     6,861,591
Everest Re Group, Ltd.               21,906     2,106,700
Federal Home Loan
   Mortgage Corp.                    53,788     3,199,848
Federal National
   Mortgage Assoc.                   67,073     3,660,844
HCC Insurance Holdings, Inc.         24,751       762,331(j)
Mellon Financial Corp.               99,151     4,277,374
Merrill Lynch & Company, Inc.        10,370       846,918
Metlife, Inc.                        82,950     5,238,293
Morgan Stanley                        3,241       255,261
Prudential Financial, Inc.           10,693       965,150
State Street Corp.                   70,259     4,549,270(e)
SunTrust Banks, Inc.                 61,921     5,141,920
The Bank of New York
   Company, Inc.                      8,749       354,772
US Bancorp                           50,253     1,757,347(j)
                                               73,450,356

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

                                                      March 31, 2007 (unaudited)

GE U.S. EQUITY FUND
Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 14.5%

Abbott Laboratories                  79,710  $  4,447,818
Aetna, Inc.                         129,890     5,687,883
Amgen, Inc.                         151,886     8,487,390(a)
Baxter International, Inc.           74,450     3,921,282
Boston Scientific Corp.              89,740     1,304,820(a)
Bristol-Myers Squibb Co.             30,081       835,049
DaVita, Inc.                         20,578     1,097,219(a)
Gilead Sciences, Inc.                15,401     1,178,176(a)
GlaxoSmithKline PLC ADR              28,540     1,577,120
Johnson & Johnson                    22,358     1,347,293
Lincare Holdings Inc.                52,816     1,935,706(a)
McKesson Corp.                        8,101       474,233
Medco Health Solutions, Inc.         30,134     2,185,619(a)
Medtronic Inc.                       53,140     2,607,048
Novartis AG ADR                      29,486     1,610,820
Pfizer Inc.                         360,591     9,108,529
Quest Diagnostics Inc.                3,241       161,629
Thermo Electron Corp.                18,469       863,426(a)
UnitedHealth Group, Inc.             40,422     2,141,153
Wyeth                               226,192    11,316,386(h)
                                               62,288,599

INDUSTRIALS -- 7.1%

ABB Ltd. ADR                         81,007     1,391,700
Burlington Northern
   Santa Fe Corp.                    10,887       875,641
Cooper Industries Ltd.               24,626     1,107,924
Deere & Co.                          19,442     2,112,179
Dover Corp.                          89,165     4,352,144(h)
Eaton Corp.                          26,246     2,193,116
Emerson Electric Co.                 31,495     1,357,120
General Dynamics Corp.               11,017       841,699
ITT Corp.                             9,397       566,827
Northrop Grumman Corp.               29,474     2,187,560
Rockwell Collins, Inc.                6,156       412,021
Southwest Airlines Co.              178,213     2,619,731(j)
Textron Inc.                         42,415     3,808,867
3M Co.                               22,358     1,708,822
United Technologies Corp.            68,158     4,430,270
Waste Management, Inc.                7,453       256,458
WESCO International, Inc.             7,452       467,837(a,j)
                                               30,689,916

INFORMATION TECHNOLOGY -- 20.4%

Activision, Inc.                     38,883       736,444(a)
Analog Devices, Inc.                 86,515     2,983,902
Automatic Data Processing, Inc.                    64,8053,136,562
Cisco Systems, Inc.                 348,284     8,891,691(a)
Corning Incorporated                 17,983       408,933(a)
Dell, Inc.                           25,922       601,650(a)
eBay, Inc.                           36,615     1,213,787(a)
EMC Corp.                           105,340     1,458,959(a)
Fidelity National Information
   Services, Inc.                    38,184     1,735,845

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

First Data Corp.                     64,807$     1,743,308
Hewlett-Packard Co.                  41,475     1,664,806
Intel Corp.                         367,223     7,024,976
International Business
   Machines Corp.                    35,967     3,390,249
Intuit Inc.                          97,207     2,659,584(a)
Lam Research Corp.                    5,832       276,087(a)
Linear Technology Corp.              19,279       609,024
Maxim Integrated Products, Inc.      94,291     2,772,155
Microchip Technology Inc.            51,196     1,818,994
Microsoft Corp.                     423,401    11,800,186(h)
Molex, Inc. (Class A)                93,069     2,316,487
National Semiconductor Corp.         57,352     1,384,477
Oracle Corp.                        577,342    10,467,210(a)
Paychex, Inc.                        72,171     2,733,116
QUALCOMM, Inc.                       19,441       829,353
Sun Microsystems, Inc.               64,805       389,478(a)
Texas Instruments
   Incorporated                      97,305     2,928,881
Western Union Co.                   296,413     6,506,265
Yahoo! Inc.                         163,204     5,106,653(a)
                                               87,589,062

MATERIALS -- 2.0%

Air Products & Chemicals, Inc.        1,620       119,815
Barrick Gold Corp.                  101,969     2,911,215
Freeport-McMoRan Copper &
   Gold Inc. (Class B)               21,409     1,417,062
Monsanto Co.                         48,762     2,679,960
PAN American Silver Corp.             4,212       124,633(a,j)
Praxair, Inc.                        23,159     1,458,091
                                                8,710,776

TELECOMMUNICATION SERVICES -- 1.2%

AT&T, Inc.                           19,441       766,559
Sprint Nextel Corp. (Series 1)       45,363       860,082
Verizon Communications Inc.          71,285     2,703,127
Vodafone Group, PLC ADR              32,402       870,318
                                                5,200,086

UTILITIES -- 2.8%

American Electric Power
   Company, Inc.                     14,581       710,824
Constellation Energy
   Group, Inc.                       34,671     3,014,643
Dominion Resources, Inc.             34,347     3,048,983
Edison International                 39,531     1,942,158
Entergy Corp.                         2,268       237,959
FirstEnergy Corp.                    15,100     1,000,224(j)
FPL Group, Inc.                      19,295     1,180,275
PG&E Corp.                           19,028       918,482
                                               12,053,548

TOTAL COMMON STOCK
   (COST $364,767,159)                        411,766,952

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

                                                      March 31, 2007 (unaudited)
GE U.S. EQUITY FUND
Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.0%*
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $90,428)                     3,270  $    102,286

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.7%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                         66,634     2,374,169(p)
Industrial Select Sector
   SPDR Fund                        265,410     9,432,671(p)

TOTAL EXCHANGE TRADED FUNDS
   (COST $8,884,666)                           11,806,840


TOTAL INVESTMENTS IN SECURITIES
   (COST $373,742,253)                        423,676,078

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

GEI Short Term Investment Fund
   5.53%                          6,240,526     6,240,526(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.3%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                          9,799,013     9,799,013(d,e)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

TIME DEPOSIT -- 0.1%

State Street Corp.
   4.85%    04/02/07               $485,000  $    485,000(e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $16,524,539)                          16,524,539

TOTAL INVESTMENTS
   (COST $390,266,792)                        440,200,617

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.3)%                        (9,901,461)
                                             ------------

NET ASSETS-- 100.0%                          $430,299,156
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures       June 2007       3    $1,073,400     $7,038

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Value Equity Fund

                                                                             Q&A


THE GE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Value Equity Fund returned 7.23% for the Class A shares, 6.87% for the Class B shares, 6.84% for the Class C shares, and 8.02% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% and the Fund's Lipper peer group of 825 Large-Cap Core Funds returned an average of 6.87% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed an almost uninterrupted +10% climb. Stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, a global stock market rout took investors on a wild ride during the last week in February, interrupting the exuberant U.S. equity markets. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

    While all S&P 500 sectors posted gains during the period, materials (+21.4%), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Health care (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. This year the value style of investing outperformed growth, and the Fund's value orientation contributed to our performance relative to the broad market S&P 500 Index. Deemphasizing cyclical names has also helped at this point in the business cycle, with slowing growth on the horizon. Industrials, utilities, technology, and consumer discretionary have been the main performance drivers for the period. Our stock selection in the industrial sector is particularly noteworthy, as some core holdings have benefited from strong secular growth trends. For example, Deere (+30.6%) is an agricultural machinery company that capitalized on the trend towards grain-based alternative fuels and increasing corn acreage planted for ethanol use. Eaton's (+22.7%) strength came from diverse end-markets, sound capital management and an attractive mix of later cycle businesses. Electrical

[PHOTO OMITTED]

PICTURED TO THE LEFT:
PAUL C. REINHARDT

GE Value Equity Fund

                                                                             Q&A


    equipment company ABB (+30.4%) benefited from its key role in the global industrial infrastructure mega-cycle. Overweighting utilities also contributed to our outperformance. Constellation Energy Group (+48.5%) was the Fund's single best performer this period, as its shares took off amid sparking fundamentals and upon the record-breaking $45 billion TXU Corp. leveraged buyout announcement.

    Within technology, many of our high-quality holdings enjoyed strong underlying fundamentals, especially Analog Devices (+18.5%), IBM (+15.8%) and First Data Corp. (+17.0%). The Fund holds technology companies in diversified end markets that overall are growing at above-average rates. We continue to find many technology stocks attractive due to their attractive financial characteristics and historically low valuations. The final key driver of Fund performance was consumer discretionary. Our media holdings, including Cablevision Systems (+29.0%), performed especially well as consumers continued to adopt their triple-play offerings (broadcast-data-voice), and as several companies utilized their free cash flow for investor- friendly buybacks. In our last report, healthcare was a top contributor to Fund performance; however the sector suffered relative returns during the last six months--despite strength in Medco (+20.7%) and Baxter (+17.8%). Amgen (-21.9%) was the primary cause of weakness, reacting to negative headlines about off-label dosing of its anemia drugs, and to new FDA black-box label warnings for Aranesp and Epogen. Despite near-term weakness, we have remained constructive on Amgen's long-term prospects due to its innovative drug pipeline. With its P/E multiple at the low-end of a 10-year range, investors are fearing the worst for this attractive biotech company. Underweight positions in materials and telecommunications companies also detracted from performance, as these sectors exhibited particular strength during the period. Within materials, Barrick Gold (-6.7%) lagged its metal and mining peers; and our continued underweight in AT&T (+23.6%) hurt relative performance in telecommunications.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER
    THE PERIOD?

A. There were no significant changes to the Fund over the period. Our process has remained consistent, and we continued to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund is positioned for a moderate slowdown in economic growth. The case for slowing growth was bolstered during the period as rising delinquencies in sub-prime mortgages and higher interest rates have dampened the outlook for home-price appreciation and consumer spending.

    Our bottom-up process has led us to high quality companies with financial flexibility. Our primary sector overweights include technology, consumer staples and health care -- areas that we believe can put up consistent earnings in a slowing economy. We are also overweight the insurance industry, while underweighting the commercial banks and REIT's. Our largest underweights include the financials, energy and telecommunications sectors. We believe that the GE Institutional Value Equity Fund is appropriately positioned with high-quality, fundamentally strong holdings with attractive relative valuations.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,072.27                             6.29
     Class B                         1,000.00                           1,068.71                            10.21
     Class C                         1,000.00                           1,068.37                            10.21
     Class Y                         1,000.00                           1,080.18                             5.00
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,018.77                             6.04
     Class B                         1,000.00                           1,015.09                             9.80
     Class C                         1,000.00                           1,015.09                             9.80
     Class Y                         1,000.00                           1,019.99                             4.78
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.20% FOR CLASS A, 1.95% FOR CLASS B, 1.95% FOR CLASS C, AND 0.95% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   7.23% FOR CLASS A SHARES, 6.87% FOR CLASS B SHARES, 6.84% FOR CLASS C SHARES, AND 8.02% FOR CLASS Y SHARES.

GE Value Equity Fund


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
-------------------------------------------
Exxon Mobil Corp.             4.24%
-------------------------------------------
Microsoft Corp.               2.81%
-------------------------------------------
American International
  Group, Inc.                 2.67%
-------------------------------------------
PepsiCo, Inc.                 2.30%
-------------------------------------------
Oracle Corp.                  2.12%
-------------------------------------------
Industrial Select Sector
  SPDR Fund                   2.04%
-------------------------------------------
Citigroup, Inc.               2.02%
-------------------------------------------
Bank of America Corp.         1.92%
-------------------------------------------
Amgen, Inc.                   1.86%
-------------------------------------------
Wyeth                         1.80%
-------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


LIPPER PERFORMANCE
COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/07

                        SIX        ONE       FIVE        TEN
                       MONTHS      YEAR      YEAR        YEAR
                      -------      ----      ----        ----
Number of
Funds in
peer group:            825        800       567         253
-----------------------------------------------------------------
Peer group
average annual
total return:         6.87%      9.88%       4.99%        6.87%
-----------------------------------------------------------------
Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

                                                        GE Value Equity Fund
                   GE Value Equity Fund                       With Load                           S&P 500 Index
3/97                   $10,000.00                           $ 9,425.00                             $10,000.00
9/97                    12,703.46                            11,973.01                              12,630.53
9/98                    13,448.22                            12,674.95                              13,781.54
9/99                    17,125.05                            16,140.36                              17,613.72
9/00                    19,068.84                            17,972.38                              19,946.41
9/01                    16,026.77                            15,105.23                              14,629.00
9/02                    13,263.31                            12,500.67                              11,631.52
9/03                    15,848.46                            14,937.18                              14,474.26
9/04                    17,784.87                            16,762.24                              16,482.28
9/05                    19,693.99                            18,561.59                              18,501.59
9/06                    21,973.84                            20,710.34                              20,498.97
3/07                    23,561.95                            22,207.13                              22,012.47

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                                  ENDING
                                                                VALUE OF A
                   SIX          ONE         FIVE      TEN        $10,000
                  MONTHS        YEAR        YEAR      YEAR     INVESTMENT (A)
                  ------        ----        ----      ----     --------------
GE Value Equity    7.23%       13.31%      5.70%      8.95%       $23,562
GE Value Equity
  W/LOAD           1.06%        6.79%      4.46%      8.31%       $22,207
  MAXIMUM LOAD
  OF 5.75%
S&P 500 Index      7.38%       11.83%      6.27%      8.21%      $22,012


CLASS B SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Value Equity Fund                     S&P 500 Index
3/97                   $10,000.00                           $10,000.00
9/97                    12,657.28                            12,630.53
9/98                    13,330.45                            13,781.54
9/99                    16,885.50                            17,613.72
9/00                    18,648.50                            19,946.41
9/01                    15,563.48                            14,629.00
9/02                    12,780.07                            11,631.52
9/03                    15,133.03                            14,474.26
9/04                    16,873.57                            16,482.28
9/05                    18,599.23                            18,501.59
9/06                    20,752.35                            20,498.97
3/07                    22,252.18                            22,012.47

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                  ENDING
                                                                VALUE OF A
                   SIX          ONE         FIVE      TEN        $10,000
                  MONTHS        YEAR        YEAR      YEAR     INVESTMENT (A)
                  ------        ----        ----      ----     --------------
GE Value Equity   6.87%        12.40%      4.88%     8.34%       $22,252
GE Value Equity
  W/LOAD          2.87%         8.40%      4.88%     8.34%
  MAXIMUM LOAD    4.00%         4.00%      0.00%     0.00%
S&P 500 Index     7.38%        11.83%      6.27%     8.21%       $22,012


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Value Equity Fund                     S&P 500 Index
9/99                   $10,000.00                           $10,000.00
3/00                    11,275.85                            11,773.02
9/00                    11,053.00                            11,324.36
3/01                    10,167.71                             9,200.32
9/01                     9,207.06                             8,305.46
3/02                    10,221.47                             9,219.23
9/02                     7,558.74                             6,603.67
3/03                     7,793.32                             6,936.74
9/03                     8,970.93                             8,217.61
3/04                    10,063.07                             9,374.46
9/04                     9,995.99                             9,357.64
3/05                    10,684.20                            10,001.76
9/05                    10,980.98                            10,504.08
3/06                    11,556.36                            11,174.92
9/06                    12,157.81                            11,638.07
3/07                    12,988.98                            12,497.35

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                  ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Value Equity   6.84%        12.40%      4.91%     3.55%        $12,989
GE Value Equity
  W/LOAD          5.84%        11.40%      4.91%     3.55%
  MAXIMUM LOAD    1.00%         1.00%      0.00%     0.00%
S&P 500 Index     7.38%        11.83%      6.27%     3.02%        $12,497


CLASS Y SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Value Equity Fund                     S&P 500 Index
1/5/98                 $10,000.00                           $10,000.00
9/98                    10,380.00                            10,609.12
9/99                    13,270.42                            13,559.15
9/00                    14,804.80                            15,354.87
9/01                    12,481.33                            11,261.50
9/02                    10,355.75                             8,954.02
9/03                    12,390.12                            11,142.38
9/04                    13,912.55                            12,688.16
9/05                    15,430.03                            14,242.64
9/06                    17,321.47                            15,780.23
3/07                    18,710.29                            16,945.34

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                  ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Value Equity   8.02%        14.60%       6.09%     7.02%        $18,710
S&P 500 Index     7.38%        11.83%       6.27%     5.87%        $16,945


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE VALUE EQUITY FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


GE VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $58,614
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Financials                   17.4%
Information Technology       17.1%
Healthcare                   13.4%
Consumer Staples             11.2%
Industrials                   9.5%
Energy                        8.0%
Short-Term                    7.3%
Consumer Discretionary        6.8%
Utilities                     4.7%
Telecommunication Services    2.4%
Materials                     2.2%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.2%

Bed Bath & Beyond, Inc.               7,215   $   289,826(a)
Comcast Corp. (Class A)              18,039       459,453(a)
General Motors Corp.                  6,513       199,558(j)
Koninklijke Philips
   Electronics N.V. ADR              13,286       506,197(j)
News Corp. (Class A)                 18,541       428,668
Omnicom Group, Inc.                   8,719       892,651
Starwood Hotels & Resorts
   Worldwide, Inc.                    3,407       220,944
Target Corp.                          2,705       160,298
Time Warner, Inc.                    41,090       810,295
                                                3,967,890

CONSUMER STAPLES -- 12.0%

Clorox Co.                           14,633       931,976
Diageo PLC ADR                        2,004       162,224
General Mills, Inc.                  14,333       834,467
Kellogg Co.                          10,022       515,432(j)
Kimberly-Clark Corp.                 11,326       775,718
Nestle S.A. ADR                       1,304       126,684(a)
PepsiCo, Inc.                        21,248     1,350,523(h)
Procter & Gamble Co.                 15,535       981,191
Sara Lee Corp.                       12,026       203,480(j)
The Coca-Cola Co.                     6,414       307,872
Wal-Mart Stores, Inc.                 7,515       352,829
                                                6,542,396

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY -- 8.6%

Apache Corp.                          3,409   $   241,016
Exxon Mobil Corp.                    32,972     2,487,737
Halliburton Co.                       9,020       286,295
Hess Corp.                            8,118       450,306
Occidental Petroleum Corp.            8,819       434,865
Schlumberger Ltd.                     4,610       318,551
Transocean Inc.                       6,114       499,514(a)
                                                4,718,284

FINANCIALS -- 18.2%

ACE Ltd.                              7,617       434,626
Allstate Corp.                       12,227       734,354(h)
American International
   Group, Inc.                       23,252     1,562,999
AON Corp.                             8,518       323,343(j)
Bank of America Corp.                22,048     1,124,889
BlackRock Inc. (Class A)              1,604       250,721(j)
CB Richard Ellis Group, Inc.
   (Class A)                            802        27,412(a,j)
Chubb Corp.                          11,726       605,882
Citigroup, Inc.                      23,050     1,183,387
Federal Home Loan
   Mortgage Corp.                    10,924       649,869
Federal National
   Mortgage Assoc.                    4,610       251,614
Mellon Financial Corp.               17,939       773,889
Merrill Lynch & Company, Inc.         3,206       261,834
Metlife, Inc.                        11,525       727,804
Morgan Stanley                        1,001        78,839
Prudential Financial, Inc.            3,307       298,490(j)
State Street Corp.                    2,004       129,759(e)
SunTrust Banks, Inc.                  4,910       407,726(j)
The Bank of New York
   Company, Inc.                      2,706       109,728
                                                9,937,165

HEALTHCARE -- 14.4%

Aetna, Inc.                          15,133       662,674
Amgen, Inc.                          19,542     1,092,007(a)
Baxter International, Inc.           16,136       849,883
Bristol-Myers Squibb Co.              9,220       255,947
DaVita, Inc.                          6,314       336,663(a,j)
GlaxoSmithKline PLC ADR               8,819       487,338
Johnson & Johnson                     6,915       416,698
McKesson Corp.                        2,522       147,638
Medco Health Solutions, Inc.          9,319       675,907(a)
Novartis AG ADR                       9,120       498,226
Pfizer Inc.                          31,069       784,803
Quest Diagnostics Inc.                1,002        49,970(j)
Thermo Electron Corp.                 5,712       267,036(a)
UnitedHealth Group, Inc.              5,011       265,433
Wyeth                                21,046     1,052,931
                                                7,843,154

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE VALUE EQUITY FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.0%

ABB Ltd. ADR                         25,055   $   430,445
Burlington Northern
   Santa Fe Corp.                     3,367       270,808
Cooper Industries Ltd.                7,616       342,644
Deere & Co.                           6,013       653,252
Eaton Corp.                           8,118       678,340
General Dynamics Corp.                3,407       260,295
ITT Corp.                             2,906       175,290
Northrop Grumman Corp.                9,120       676,886
Rockwell Collins, Inc.                1,904       127,435
3M Co.                                6,915       528,514
Waste Management, Inc.                2,305        79,315
WESCO International, Inc.             2,305       144,708(a,j)
                                                4,367,932

INFORMATION TECHNOLOGY -- 18.4%

Analog Devices, Inc.                 17,037       587,606(j)
Cisco Systems, Inc.                  28,061       716,397(a)
Corning Incorporated                  5,543       126,048(a)
EMC Corp.                             2,004        27,755(a)
First Data Corp.                     16,035       431,341
Hewlett-Packard Co.                  12,827       514,876
Intel Corp.                          44,096       843,557
International Business
   Machines Corp.                    11,124     1,048,548
Lam Research Corp.                    1,804        85,401(a)
Maxim Integrated Products, Inc.      16,035       471,429
Microchip Technology Inc.            10,523       373,882
Microsoft Corp.                      59,129     1,647,925
National Semiconductor Corp.         17,739       428,220
Oracle Corp.                         68,650     1,244,624(a)
Sun Microsystems, Inc.               20,044       120,464(a)
Texas Instruments Incorporated      20,5456        18,404
Western Union Co.                    27,861       611,549
Yahoo! Inc.                           4,510       141,118(a)
                                               10,039,144

MATERIALS -- 2.3%

Air Products & Chemicals, Inc.          501        37,054
Barrick Gold Corp.                   17,839       509,304
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                6,615       437,847
Monsanto Co.                          1,303        71,613
PAN American Silver Corp.             1,303        38,556(a)
Praxair, Inc.                         2,305       145,123
                                                1,239,497

TELECOMMUNICATION SERVICES -- 2.6%

AT&T, Inc.                            6,012       237,053
Sprint Nextel Corp. (Series 1)       14,031       266,028
Verizon Communications Inc.          22,048       836,060(h)
Vodafone Group, PLC ADR               2,004        53,827
                                                1,392,968

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 5.1%

American Electric Power
   Company, Inc.                      4,510   $   219,862
Constellation Energy Group, Inc.     10,724       932,452
Dominion Resources, Inc.             10,623       943,004(j)
Edison International                 12,226       600,663
Entergy Corp.                           701        73,549
                                                2,769,530

TOTAL COMMON STOCK
   (COST $46,284,558)                          52,817,960

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $28,290)                     1,023        31,999

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.7%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          8,153       290,491(p)
Industrial Select Sector
   SPDR Fund                         33,630     1,195,210(h,p)

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,199,573)                            1,485,701

TOTAL INVESTMENTS IN SECURITIES
   (COST $47,512,421)                          54,335,660

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.7%

GEI Short Term Investment Fund
   5.53%                            377,101       377,101(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 7.1%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                          3,901,037     3,901,037(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,278,138)                            4,278,138

TOTAL INVESTMENTS
   (COST $51,790,559)                          58,613,798

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (7.4)%                        (4,044,388)
                                              -----------

NET ASSETS-- 100.0%                           $54,569,410
                                              ===========


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Small-Cap Equity Fund

                                                                             Q&A


GE SMALL-CAP EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF THE PALISADE CAPITAL MANAGEMENT, LLC ("PALISADE") INVESTMENT POLICY COMMITTEE.

PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Small-Cap Equity Fund returned 10.95% for the Class A shares, 10.56% for the Class B shares, 10.51% for the Class C shares and 11.08% for the Class Y shares. The Russell 2000 Index the Fund's benchmark, returned 11.02% and the Fund's Lipper peer group of 750 Small-Cap Core Funds returned an average of 11.17% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the fourth quarter of 2006, the market was led by the REITs and Utilities sector, which negatively impacted Fund performance as the securities in these sectors generally do not meet our criteria for investment. Nevertheless, the first quarter of 2007 benefited from a strong fourth quarter 2006 earnings reports from most of the companies held by the Fund. Many of those stocks, particularly securities in economically sensitive sectors, had underperformed in the fourth quarter due to market fear of decelerating earnings. However, the fourth quarter's weakness in such economically-sensitive securities reversed itself in the first quarter. The Fund continued to remain invested in companies with greater consistency in earnings growth, high return-on-invested capital, and increasing free cash-flow generation.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's largest positive influence came from strong stock selection in the Energy and Financials sectors. The Fund's Energy securities outperformed those of the benchmark's sector by over 20%, which delivered over +100 bps of value relative to the Index. Sector returns in Healthcare lagged those of the benchmark in the fourth quarter, which created the largest drag on Fund performance other than that of cash during the six-month period. However, performance in Healthcare improved substantially in the first quarter following the fourth quarter's underperformance.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING
    THE PERIOD?

A. The most significant changes in sector allocation included slight reductions in Energy and Healthcare as well as a modest increase in our Consumer Discretionary holdings.

GE Small-Cap Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,109.52                             6.59
     Class B                         1,000.00                           1,105.61                            10.59
     Class C                         1,000.00                           1,105.14                            10.59
     Class Y                         1,000.00                           1,110.77                             5.26
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,018.62                             6.19
     Class B                         1,000.00                           1,014.95                             9.95
     Class C                         1,000.00                           1,014.95                             9.95
     Class Y                         1,000.00                           1,019.85                             4.94
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.23% FOR CLASS A, 1.98% FOR CLASS B, 1.98% FOR CLASS C, AND 0.98% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   10.95% FOR CLASS A SHARES, 10.56% FOR CLASS B SHARES, 10.51% FOR CLASS C SHARES, AND 11.08% FOR CLASS Y SHARES.

GE Small-Cap Equity Fund


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
-------------------------------------------

DRS Technologies, Inc.        2.28%
-------------------------------------------
Varian, Inc.                  1.98%
-------------------------------------------
Harsco Corp.                  1.95%
-------------------------------------------
Oil States International, Inc.1.89%
-------------------------------------------
HCC Insurance Holdings, Inc.  1.87%
-------------------------------------------
Hilb Rogal & Hobbs Co.        1.81%
-------------------------------------------
Parametric Technology Corp.   1.80%
-------------------------------------------
Oshkosh Truck Corp.           1.74%
-------------------------------------------
Commercial Metals Co.         1.72%
-------------------------------------------
Interactive Data Corp.        1.67%
-------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


LIPPER PERFORMANCE
COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/07

                            SIX       ONE        FIVE
                          MONTHS      YEAR       YEAR
                          ------      ----       ----
Number of Funds in
peer group:                 750        711        435
----------------------------------------------------------
Peer group average
annual total return:      11.17%      5.45%     10.81%
----------------------------------------------------------
Lipper categories in peer group: Small Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                            GE Small-Cap Equity Fund
                 GE Small-Cap Equity Fund                           With Load                           Russell 2000 Index
9/98                   $10,000.00                                 $ 9,425.00                                $10,000.00
9/99                    12,227.80                                  11,524.71                                 11,898.08
9/00                    15,626.53                                  14,728.01                                 14,699.33
9/01                    16,361.05                                  15,420.29                                 11,591.04
9/02                    15,882.86                                  14,969.60                                 10,524.54
9/03                    17,514.00                                  16,506.94                                 14,371.94
9/04                    20,555.10                                  19,373.19                                 17,069.51
9/05                    24,844.80                                  23,416.22                                 20,124.55
9/06                    26,485.50                                  24,962.58                                 22,119.08
3/07                    29,386.21                                  27,696.50                                 24,555.93

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                  ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Small-Cap
  Equity          10.95%       3.64%        8.81%    13.52%      $29,386
GE Small-Cap
  Equity
  W/LOAD           4.57%      -2.32%        7.53%    12.73%      $27,696
  MAXIMUM LOAD
   of 5.75%
Russell 2000
  Index           11.02%       5.90%       10.95%    11.14%      $24,556


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                 GE Small-Cap Equity Fund                Russell 2000 Index
9/98                   $10,000.00                            $10,000.00
9/99                    12,136.76                            11,898.08
9/00                    15,385.48                            14,699.33
9/01                    15,989.46                            11,591.04
9/02                    15,417.74                            10,524.54
9/03                    16,882.15                            14,371.94
9/04                    19,645.18                            17,069.51
9/05                    23,744.98                            20,124.55
9/06                    25,313.05                            22,119.08
3/07                    28,085.35                            24,555.93


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                   ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Small-Cap
  Equity          10.56%       2.87%       7.99%     12.91%      $28,085
GE Small-Cap
  Equity
  W/LOAD           6.56%      -1.13%       7.99%     12.91%
  MAXIMUM LOAD     4.00%       4.00%       0.00%      0.00%
Russell 2000
  Index           11.02%       5.90%      10.95%     11.14%      $24,556


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]

                 GE Small-Cap Equity Fund                Russell 2000 Index
9/99                   $10,000.00                           $10,000.00
3/00                    12,979.49                            12,683.52
9/00                    12,676.77                            12,354.36
3/01                    12,791.83                            10,755.54
9/01                    13,174.41                             9,741.94
3/02                    15,468.70                            12,274.02
9/02                    12,696.65                             8,845.58
3/03                    11,647.15                             8,970.55
9/03                    13,905.86                            12,079.21
3/04                    16,780.57                            14,696.52
9/04                    16,187.38                            14,346.44
3/05                    17,901.84                            15,492.02
9/05                    19,427.64                            16,914.11
3/06                    22,079.86                            19,488.94
9/06                    20,552.41                            18,590.46
3/07                    22,713.24                            20,638.56

START
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                   ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Small-Cap
  Equity          10.51%       2.87%       7.99%     11.56%      $22,713
GE Small-Cap
  Equity
  W/LOAD           9.51%       1.87%       7.99%     11.56%
  MAXIMUM LOAD     1.00%       1.00%       0.00%     0.00%
Russell 2000
  Index           11.02%       5.90%      10.95%     10.14%     $20,639


CLASS Y SHARES
[Line chart omitted -- plot points are as follows:]

                 GE Small-Cap Equity Fund                Russell 2000 Index
9/98                   $10,000.00                           $10,000.00
9/99                    12,252.95                            11,898.08
9/00                    15,696.90                            14,699.33
9/01                    16,478.53                            11,591.04
9/02                    16,031.47                            10,524.54
9/03                    17,734.30                            14,371.94
9/04                    20,863.07                            17,069.51
9/05                    25,289.68                            20,124.55
9/06                    27,020.80                            22,119.08
3/07                    30,013.81                            24,555.93


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                   ENDING
                                                                 VALUE OF A
                    SIX          ONE        FIVE      SINCE        $10,000
                  MONTHS        YEAR        YEAR    INCEPTION     INVESTMENT (A)
                  ------        ----        ----    ---------  -----------------
GE Small-Cap
  Equity          11.08%        3.87%       9.08%    13.80%      $30,014
Russell 2000
  Index           11.02%        5.90%      10.95%    11.15%      $24,556


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE SMALL-CAP EQUITY FUND                              March 31, 2007 (unaudited)

Schedule of Investments


GE SMALL-CAP EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $112,527
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Short-Term                      24.0%
Industrials                     19.3%
Financials                      15.3%
Consumer Discretionary          13.0%
Information Technology          10.2%
Healthcare                       8.4%
Energy                           3.1%
Materials                        3.0%
Consumer Staples                 2.6%
Utilities                        1.1%

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.9%

Aaron Rents, Inc.                    42,500  $  1,123,700(j)
Aeropostale, Inc.                    41,500     1,669,545(a)
American Eagle Outfitters            14,750       442,353(h,j)
Arbitron, Inc.                       37,000     1,737,150(j)
Bright Horizons Family
   Solutions, Inc.                   31,400     1,185,350(a,j)
CBRL Group, Inc.                     16,000       740,800(j)
Finish Line (Class A)                23,500       296,100(j)
Interactive Data Corp.               76,100     1,883,475(j)
Jarden Corp.                         30,700     1,175,810(a,j)
LKQ Corp.                            30,200       660,172(a,j)
Pool Corp.                           32,000     1,145,600(j)
RARE Hospitality
   International, Inc.               10,900       327,981(a,j)
The Talbots, Inc.                    24,700       583,414(j)
Timberland Co. (Class A)             19,000       494,570(a,j)
Triarc Companies, Inc.
   (Class B)                         66,300     1,139,697(j)
                                               14,605,717

CONSUMER STAPLES -- 3.3%

Central European
   Distribution Corp.                46,100     1,341,971(a,j)
Smithfield Foods, Inc.               50,800     1,521,460(a,j)
                                                2,863,431

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY -- 4.1%

Dril-Quip Inc.                       26,000   $ 1,125,280(a,j)
Oil States International, Inc.       66,200     2,124,358(a,j)
St. Mary Land & Exploration Co.       7,100       260,428(j)
                                                3,510,066

FINANCIALS -- 20.0%

BioMed Realty Trust, Inc. (REIT)     70,800     1,862,040
Cullen/Frost Bankers, Inc.           12,700       664,591
DCT Industrial Trust, Inc. (REIT)    61,400       726,362(j)
Federal Realty Investment
   Trust (REIT)                       9,300       842,766
GFI Group, Inc.                      14,200       965,174(a,j)
Global Cash Access
   Holdings, Inc.                    80,500     1,343,545(a,j)
HCC Insurance Holdings, Inc.         68,400     2,106,720(j)
Hilb Rogal & Hobbs Co.               41,500     2,035,575(j)
Jones Lang LaSalle Inc.               3,400       354,552(j)
Omega Healthcare Investors,
   Inc. (REIT)                      103,900     1,781,885
Raymond James Financial, Inc.        52,775     1,570,584
Sandy Spring Bancorp, Inc.           17,200       595,808
Sterling Bancorp                     22,957       415,522(j)
Webster Financial Corp.              21,200     1,017,812(j)
Westamerica Bancorporation           20,000       963,400(j)
                                               17,246,336

HEALTHCARE -- 10.9%

AMN Healthcare Services, Inc.        36,000       814,320(a,j)
Computer Programs and
   Systems, Inc.                     36,200       970,884(j)
Cubist Pharmaceuticals, Inc.         10,800       238,356(a,j)
HMS Holdings Corp.                    7,800       170,820(a,j)
Immunicon Corp.                      53,700       157,878(a,j)
KV Pharmaceutical Co.
   (Class A)                         66,000     1,632,180(a,j)
Medical Action Industries Inc.       37,000       884,300(a)
Molina Healthcare, Inc.              25,300       773,927(a,j)
Salix Pharmaceuticals Ltd.           47,900       603,540(a,j)
Thoratec Corp.                       47,400       990,660(a,j)
Varian, Inc.                         38,200     2,225,532(a)
                                                9,462,397

INDUSTRIALS -- 25.1%

Applied Industrial
   Technologies, Inc.                10,600       260,124(j)
Baldor Electric Co.                  23,300       879,342(j)
Comfort Systems USA, Inc.            90,300     1,081,794(j)
DRS Technologies, Inc.               49,100     2,561,547(j)
EDO Corp.                            16,700       437,540(j)
Genesee & Wyoming Inc.
   (Class A)                         61,230     1,629,330(a,j)

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE SMALL-CAP EQUITY FUND                              March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Harsco Corp.                         49,000  $  2,198,140
Herman Miller Inc.                   54,200     1,815,158(j)
Matthews International
   Corp. (Class A)                   27,600     1,123,320(j)
Mueller Industries, Inc.             40,100     1,207,010(j)
NCI Building Systems, Inc.           22,900     1,093,246(a,j)
Old Dominion Freight Line            34,900     1,005,469(a)
Oshkosh Truck Corp.                  36,900     1,955,700(j)
Quanta Services, Inc.                42,000     1,059,240(a,j)
Teledyne Technologies Inc.           41,900     1,568,736(a,j)
Woodward Governor Co.                43,600     1,795,012(j)
                                               21,670,717

INFORMATION TECHNOLOGY -- 13.3%

Blackbaud, Inc.                      40,800       996,336(j)
CommScope, Inc.                      32,900     1,411,410(a,j)
Micros Systems, Inc.                 34,300     1,851,857(a,j)
Mobility Electronics, Inc.           60,300       187,533(a,j)
MoneyGram International, Inc.        48,500     1,346,360(j)
Parametric Technology Corp.         105,880     2,021,249(a,j)
Photon Dynamics, Inc.                35,100       442,611(a,j)
Rudolph Technologies, Inc.           77,000     1,342,880(a,j)
Semtech Corp.                        48,400       652,432(a,j)
SRA International, Inc. (Class A)     9,600       233,856(a,j)
Transaction Systems
   Architects Inc. (Class A)         15,300       495,567(a,j)
Zebra Technologies
   Corp. (Class A)                   13,600       525,096(a,j)
                                               11,507,187

MATERIALS -- 4.0%

Commercial Metals Co.                61,800     1,937,430(h,j)
Packaging Corporation
   of America                        47,700     1,163,880
Pioneer Drilling Co.                 25,600       324,864(a,j)
                                                3,426,174

UTILITIES -- 1.4%

IDACORP, Inc.                        36,900     1,248,696(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $72,624,248)                          85,540,721

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 31.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.5%

GEI Short Term Investment Fund
   5.53%                          2,189,855  $  2,189,855(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 28.7%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                         24,796,896    24,796,896(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $26,986,751)                          26,986,751

TOTAL INVESTMENTS
   (COST $99,610,999)                         112,527,472

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (30.2)%                      (26,111,242)
                                             ------------

NET ASSETS-- 100.0%                           $86,416,230
                                             ============


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Global Equity Fund

                                                                             Q&A


THE GE GLOBAL EQUITY FUND IS CO-MANAGED BY ROBERT A. JASMINSKI AND DAIZO MOTOYOSHI. MESSRS. JASMINSKI AND MOTOYOSHI EACH INDEPENDENTLY MANAGE APPROXIMATELY ONE-HALF OF THE PORTFOLIO; HOWEVER, THEY OPERATE AS A COLLABORATIVE TEAM AND INFORM EACH OTHER OF TRADES. MR. MOTOYOSHI HAS OVERSIGHT AUTHORITY OVER MR. JASMINSKI'S PORTION OF THE PORTFOLIO. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q.  HOW DID THE GE GLOBAL EQUITY
    FUND PERFORM COMPARED TO ITS
    BENCHMARK AND LIPPER PEER GROUP FOR THE
    SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Global Equity Fund returned 13.25% for the Class A shares, 12.81% for the Class B shares, 12.82% for the Class C shares, and 13.37% for the Class Y shares. The MSCI World Index, the Fund's benchmark, returned 11.07% and the Fund's Lipper peer group of 59 Global Large-Cap Core Funds returned an average of 11.37% for the same period.

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. The U.S. market was the worst performing region during the period, albeit up 7.50%. Investors exhibited caution as the impact of sub-prime lending fall out, the (lack) of direction of interest rates, high energy prices, and a declining currency all weighed on sentiment. Concern over Iran's nuclear ambitions and the instability that persists in Iraq have not seemed to dampen other major regions which all exhibited double digit returns for the period.

Q.  WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. The financial and energy sectors were the largest positive contributors to performance. On a regional basis, the exposure to emerging markets and Asia ex Japan added the most value to performance. A slight negative impact to performance was caused by holdings in the information technology and healthcare sectors. Regionally, the US had a small negative impact to performance. The holdings in Potash and Sandvik were the two top contributing names in the Fund while holdings in Amgen and Nidec had the largest negative impact.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. A few key new buys during the quarter were Corning (US) and Hyundai Motor (Korea). Corning, a key supplier of glass used in LCD TV panels, is well positioned to benefit from the surging demand of flat panel TV's. Hyundai Motor, the Korean auto manufacturer, continues to penetrate the US market with their high quality for value offer.

    A few key sells during the quarter were Pfizer (US) and Pepsi (US). Pfizer was eliminated on concerns that the cost cutting program announced would not be able to offset the pressure on revenue growth. Pepsi was eliminated based on our assessment that it had reached fair value.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
DAIZO MOTOYOSHI

GE Global Equity Fund                         Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,132.48                             7.38
     Class B                         1,000.00                           1,128.14                            11.39
     Class C                         1,000.00                           1,128.23                            11.39
     Class Y                         1,000.00                           1,133.72                             6.03
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,017.94                             6.89
     Class B                         1,000.00                           1,014.26                            10.65
     Class C                         1,000.00                           1,014.26                            10.65
     Class Y                         1,000.00                           1,019.16                             5.64
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.37% FOR CLASS A, 2.12% FOR CLASS B, 2.12% FOR CLASS C, AND 1.12% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   13.25% FOR CLASS A SHARES, 12.81% FOR CLASS B SHARES, 12.82% FOR CLASS C SHARES, AND 13.37% FOR CLASS Y SHARES.

GE Global Equity Fund


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
-------------------------------------------
UniCredito Italiano S.p.A.    1.98%
-------------------------------------------
Toyota Motor Corp.            1.91%
-------------------------------------------
Monsanto Co.                  1.88%
-------------------------------------------
Roche Holding AG              1.74%
-------------------------------------------
Koninklijke Philips
  Electronics N.V.            1.65%
-------------------------------------------
Sandvik AB                    1.61%
-------------------------------------------
Nomura Holdings, Inc.         1.59%
-------------------------------------------
Mitsubishi Estate Company Ltd.1.51%
-------------------------------------------
United Technologies Corp.     1.47%
Metlife, Inc.                 1.30%
-------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests in companies in developed and developing countries, including the United States.


LIPPER PERFORMANCE
COMPARISON
Global Large-Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/07

                   SIX     ONE      FIVE   TEN
                 MONTHS    YEAR     YEAR   YEAR
                 ------    ----     ----   ----
Number of
Funds in
peer group:         59       59      45      26
-------------------------------------------------------
Peer group
average annual
total return:    11.37%   15.37%   9.14%   7.00%
-------------------------------------------------------
Lipper categories in peer group: Global Funds


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                        GE Global Equity Fund
                   GE Global Equity Fund                      With Load                         MSCI World Index
3/97                   $10,000.00                           $ 9,425.00                             $10,000.00
9/97                    11,475.48                            10,815.64                              11,833.67
9/98                    10,229.65                             9,641.44                              11,849.75
9/99                    14,003.87                            13,198.65                              15,342.31
9/00                    16,027.24                            15,105.67                              16,594.24
9/01                    11,749.97                            11,074.35                              11,913.99
9/02                     9,530.11                             8,982.13                               9,628.70
9/03                    11,489.38                            10,828.74                              12,074.02
9/04                    12,986.15                            12,239.45                              14,138.23
9/05                    15,151.26                            14,280.06                              16,814.01
9/06                    17,855.37                            16,828.69                              19,198.80
3/07                    20,220.87                            19,058.17                              21,324.83

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                            ENDING
                                                          VALUE OF A
                    SIX       ONE      FIVE      TEN       $10,000
                   MONTHS     YEAR     YEAR      YEAR   INVESTMENT (A)
                   ------     ----     ----      ----   --------------
GE Global Equity  13.25%    15.35%     9.44%     7.30%     $20,221
GE Global Equity
  W/LOAD           6.74%     8.72%     8.15%     6.66%     $19,058
  MAXIMUM LOAD
   of 5.75%
MSCI World Index  11.07%    15.44%    10.44%     7.87%     $21,325


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]


                   GE Global Equity Fund                  MSCI World Index
3/1/97                 $10,000.00                           $10,000.00
9/97                    11,433.95                            11,833.67
9/98                    10,125.80                            11,849.75
9/99                    13,756.22                            15,342.31
9/00                    15,622.17                            16,594.24
9/01                    11,366.87                            11,913.99
9/02                     9,152.15                             9,628.70
9/03                    10,993.93                            12,074.02
9/04                    12,426.15                            14,138.23
9/05                    14,497.90                            16,814.01
9/06                    17,085.40                            19,198.80
3/07                    19,348.89                            21,324.83


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                            ENDING
                                                          VALUE OF A
                    SIX       ONE      FIVE      TEN       $10,000
                   MONTHS     YEAR     YEAR      YEAR   INVESTMENT (A)
                   ------     ----     ----      ----   --------------
GE Global Equity   12.81%    14.48%    8.63%    6.83%      $19,349
GE Global Equity
  W/LOAD            8.81%    10.48%    8.63%    6.83%
  MAXIMUM LOAD      4.00%     4.00%    0.00%    0.00%
MSCI World Index   11.07%    15.44%   10.44%    7.87%      $21,325


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Global Equity Fund                  MSCI World Index
9/99                   $10,000.00                           $10,000.00
3/00                    12,562.24                            11,806.73
9/00                    11,356.44                            10,816.00
3/01                     9,606.41                             8,842.64
9/01                     8,259.17                             7,765.45
3/02                     9,021.63                             8,461.30
9/02                     6,648.92                             6,275.92
3/03                     6,718.23                             6,413.90
9/03                     8,019.22                             7,869.76
3/04                     9,256.23                             9,227.84
9/04                     9,000.30                             9,215.19
3/05                     9,800.09                            10,202.04
9/05                    10,418.59                            10,959.25
3/06                    12,007.51                            12,040.29
9/06                    12,183.46                            12,513.63
3/07                    13,745.71                            13,899.36

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                                   ENDING
                                                                 VALUE OF A
                      SIX        ONE        FIVE      SINCE        $10,000
                    MONTHS      YEAR        YEAR    INCEPTION     INVESTMENT (A)
                    ------      ----        ----    ---------  -----------------
GE Global Equity    12.82%     14.48%      8.79%      4.33%        $13,746
GE Global Equity
  W/LOAD            11.82%     13.48%      8.79%      4.33%
  MAXIMUM LOAD       1.00%      1.00%      0.00%      0.00%
MSCI World
  Index             11.07%     15.44%     10.44%      4.49%       $13,899


CLASS Y SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Global Equity Fund                  MSCI World Index
3/97                   $10,000.00                           $10,000.00
9/97                    11,495.37                            11,833.67
9/98                    10,277.62                            11,849.75
9/99                    14,100.46                            15,342.31
9/00                    16,179.99                            16,594.24
9/01                    11,891.85                            11,913.99
9/02                     9,674.03                             9,628.70
9/03                    11,692.96                            12,074.02
9/04                    13,249.09                            14,138.23
9/05                    15,499.22                            16,814.01
9/06                    18,311.52                            19,198.80
3/07                    20,760.06                            21,324.83


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                            ENDING
                                                          VALUE OF A
                    SIX       ONE      FIVE      TEN       $10,000
                   MONTHS     YEAR     YEAR      YEAR   INVESTMENT (A)
                   ------     ----     ----      ----   --------------
GE Global Equity  13.37%    15.61%     9.72%     7.58%     $20,760
MSCI World Index  11.07%    15.44%    10.44%     7.87%     $21,325


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE GLOBAL EQUITY FUND                                 March 31, 2007 (unaudited)

Schedule of Investments


GE GLOBAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $84,452
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

United States           48.2%
Continental Europe      20.2%
Japan                   10.8%
United Kingdom           8.1%
Canada                   3.7%
Emerging Asia            3.2%
Pacific Rim              2.6%
Latin America            2.1%
Emerging Europe          1.1%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.1%+
--------------------------------------------------------------------------------

AUSTRALIA -- 0.9%

Dyno Nobel Ltd.                      90,976  $    171,978(j)
Paladin Resources Ltd.               57,818       454,471(a,j)
                                                  626,449

BRAZIL -- 1.0%

Petroleo Brasileiro S.A. ADR          7,209       644,124(a)

CANADA -- 4.7%

Barrick Gold Corp.                   19,043       543,678(h)
Canadian National Railway Co.        17,493       772,109(j)
Canadian Western Bank                 7,738       170,435
Nexen Inc.                            6,640       407,039
Nexen, Inc.                           5,953       364,919
Potash Corp of Saskatchewan           5,582       892,729
                                                3,150,909

CHINA -- 1.6%

Air China Ltd.                      477,267       330,424(j)
China Petroleum &
   Chemical Corp.                   878,000       742,692
                                                1,073,116

EGYPT -- 0.5%

Orascom Construction
   Industries                         4,192       210,451
Orascom Construction
    Industries GDR                      958        97,237

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Orascom Construction
   Industries GDR                       466  $     47,299(b)
                                                  354,987

FINLAND -- 1.1%

Nokia OYJ                            33,036       757,704

FRANCE -- 2.9%

BNP Paribas                           6,638       690,901(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                 4,424       489,082(j)
Veolia Environnement                  6,423       475,892(j)
Vinci S.A.                            1,880       290,347(j)
                                                1,946,222

GERMANY -- 2.7%

Bayer AG                              9,437       600,969(j)
E.ON AG                               3,114       421,899(j)
Linde AG                              2,299       246,814
Metro AG                              2,538       179,092(j)
Siemens AG (Regd.)                    3,591       382,508
                                                1,831,282

GREECE -- 0.3%

Hellenic Telecommunications
   Organization S.A.                  7,180       195,741(a)

HONG KONG -- 0.9%

Cathay Pacific Airways Ltd.          66,000       166,388(j)
Esprit Holdings Ltd.                 36,000       420,616
                                                  587,004

INDIA -- 0.0%*

Reliance Capital Ltd. ADR               901        13,853(a,b)

ITALY -- 4.8%

Banca Intesa S.p.A.                 118,165       894,224
Saipem S.p.A.                        22,479       652,320(j)
UniCredito Italiano S.p.A.          176,586     1,674,820
                                                3,221,364

JAPAN -- 13.5%

Hoya Corp.                           16,000       529,833(j)
Japan Tobacco, Inc.                      47       230,472
Jupiter Telecommunications Co.        1,242     1,041,355(a)
Mitsubishi Estate Company Ltd.       39,000     1,278,255
Nidec Corp.                          13,900       894,686(j)
Nintendo Company Ltd.                 2,100       609,147(j)
Nomura Holdings, Inc.                64,500     1,341,076(j)
Sekisui Chemical Company Ltd.        21,000       167,004(j)
Shiseido Company Ltd.                15,000       304,256(j)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE GLOBAL EQUITY FUND                                 March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Toray Industries Inc.               118,000  $    851,459(j)
Toyota Motor Corp.                   25,200     1,611,349(j)
Ube Industries Ltd.                  78,000       247,063(j)
                                                9,105,955

MALAYSIA -- 0.5%

IOI Corp Bhd                         49,000       313,203

MEXICO -- 0.7%

America Movil S.A. de C.V.
   ADR (Series L)                     9,188       439,095

NETHERLANDS -- 2.1%

Koninklijke Philips
   Electronics N.V.                  36,655     1,395,001(j)

NORWAY -- 1.4%

Acergy S.A.                          32,237       685,236(a)
Telenor ASA                          12,946       229,054
                                                  914,290

SINGAPORE -- 1.5%

CapitaLand Ltd.                     192,073     1,011,976

SOUTH AFRICA -- 0.8%

MTN Group, Ltd.                      41,156       558,961

SOUTH KOREA -- 1.3%

Hyundai Motor Co.                    10,110       710,473
Samsung Electronics
   Company Ltd.                         270       161,610
                                                  872,083

SPAIN -- 1.7%

Acciona S.A.                          2,368       511,123
Banco Santander Central
   Hispano S.A. (Regd.)              37,277       662,940
                                                1,174,063

SWEDEN -- 2.0%

Sandvik AB                           77,092     1,362,496(j)

SWITZERLAND -- 5.5%

Nestle S.A. (Regd.)                   2,528       979,993
Novartis AG (Regd.)                  19,918     1,078,968
Roche Holding AG                      8,327     1,466,501
Swatch Group AG                         643       169,204
                                                3,694,666

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

TAIWAN -- 0.6%

Taiwan Semiconductor Manufacturing
   Company Ltd. ADR                  40,723  $   437,772(j)

UNITED KINGDOM -- 10.1%

Aegis Group PLC                     146,390       430,683
BHP Billiton PLC                     44,317       984,816
BP PLC                               39,704       429,861
Cadbury Schweppes PLC                23,893       305,544
Diageo PLC                           38,357       774,514
Experian Group, Ltd.                 53,938       619,408
Persimmon PLC                         6,678       184,156
Prudential PLC                       57,947       815,470
Reed Elsevier PLC                    67,544       804,800
Royal Bank of Scotland
   Group, PLC                        25,527       993,337
Vodafone Group, PLC ADR              17,375       466,693
                                                6,809,282

UNITED STATES -- 31.0%

Activision, Inc.                     23,555       446,132(a,j)
Alberto-Culver Co.                    7,161       163,844
Alltel Corp.                         12,272       760,864
American International
   Group, Inc.                       14,966     1,006,015
Amgen, Inc.                          13,484       753,486(a)
Avon Products, Inc.                   5,077       189,169
Bank of America Corp.                20,574     1,049,686
Cisco Systems, Inc.                   8,049       205,491(a)
Corning Incorporated                 26,579       604,406(a)
Dominion Resources, Inc.             10,627       943,359
eBay, Inc.                           11,598       384,474(a)
FPL Group, Inc.                       4,080       249,574(j)
Franklin Resources, Inc.              2,024       244,560
General Mills, Inc.                   3,050       177,571
Intel Corp.                          21,862       418,220
Intuit Inc.                          15,895       434,887(a,j)
Medtronic Inc.                        7,523       369,078
Mellon Financial Corp.               14,968       645,720(j)
Metlife, Inc.                        17,414     1,099,694(j)
Microsoft Corp.                      38,123     1,062,488
Monsanto Co.                         28,948     1,590,982(h)
Occidental Petroleum Corp.           15,139       746,504
Oracle Corp.                         43,886       795,653(a,h)
Paychex, Inc.                         5,737       217,260
Praxair, Inc.                        16,945     1,066,857
QUALCOMM, Inc.                        4,713       201,057
Schlumberger Ltd.                    14,343       991,101
Spirit Aerosystems
   Holdings, Inc. (Class A)           5,274       167,977(a)
State Street Corp.                    9,910       641,673(e)
Textron Inc.                          2,630       236,174
The Coca-Cola Co.                     4,841       232,368
Trinity Industries, Inc.              3,915       164,117(j)

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE GLOBAL EQUITY FUND                                 March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

United Technologies Corp.            19,143  $  1,244,295
UnitedHealth Group, Inc.              6,789       359,613
Yahoo! Inc.                          34,058     1,065,675(a)
                                               20,930,024

TOTAL COMMON STOCK
   (COST $49,759,789)                          63,421,622

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR             22,230       695,354(h)
Fresenius AG                          7,384       585,821

TOTAL PREFERRED STOCK
   (COST $855,138)                              1,281,175

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.3%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          4,870       173,518(p)
Industrial Select Sector
   SPDR Fund                         20,207       718,157(h,p)

TOTAL EXCHANGE TRADED FUNDS
   (COST $666,794)                                891,675


TOTAL INVESTMENTS IN SECURITIES
   (COST $51,281,721)                          65,594,472

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 28.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.6%

GEI Short Term Investment Fund
   5.53%                          1,710,889     1,710,889(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 25.4%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                         17,147,067    17,147,067(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $18,857,956)                          18,857,956

TOTAL INVESTMENTS
   (COST $70,139,677)                          84,452,428


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (25.3)%                      (17,037,986)
                                              -----------

NET ASSETS-- 100.0%                           $67,414,442
                                              ===========

OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                               NUMBER      CURRENT
                 EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------
DJ Euro Stoxx
  Index Futures   June 2007       2       $109,421     $  4,127
FTSE 100 Index
  Futures         June 2007       1        124,075        2,069
S&P 500 Index
  Futures         June 2007       1        357,800        9,875
Topix Index
  Futures         June 2007       1        145,374        2,752
                                                       --------
                                                       $18,823
                                                       =======

The GE Global Equity Fund was invested in the following sectors at March 31, 2007 (unaudited):

                                           PERCENTAGE (BASED
SECTOR                                     ON MARKET VALUE)
--------------------------------------------------------------------------------
Short-Term                                      22.33%
Financials                                      17.06%
Information Technology                          10.93%
Materials                                        9.35%
Consumer Discretionary                           8.79%
Industrials                                      8.67%
Energy                                           7.24%
Healthcare                                       5.46%
Consumer Staples                                 4.55%
Telecommunication Services                       3.14%
Utilities                                        2.48%
                                               ------
                                               100.00%
                                               ======

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE International Equity Fund


THE GE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF WHICH PORTIONS MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.


Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month-period ended March 31, 2007, the GE International Equity Fund returned 14.85% for the Class A shares, 14.51% for the Class B shares, 14.45% for the Class C shares, and 15.04% for the Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned 14.85% and the Fund's Lipper peer group of 213 International Large-Cap Core Funds returned an average of 13.78% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Strong cash generation in the Fund's holdings, helped by global demand, low interest rates, resurgent growth in hitherto lagging economies (Japan and Europe) and a strong M&A environment taking advantage of equity valuations that look attractive compared to debt. Volatility, however, in commodity and stock prices remained a feature of the markets, largely based on concerns about liquidity.

Q.  WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The booming economies of China and India have encouraged local authorities to raise rates and reserve requirements in a bid to avoid inflation. In the G7 economies, several central banks have similarly raised rates. Mounting losses in the sub-prime mortgage markets in the US have raised concerns about contagion elsewhere in the banking system, at home and abroad. Tensions in the Middle East continued to dictate short-term price movements in oil and gas prices.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Positive contributions came from holdings in energy, materials (mining stocks and chemicals), financials (real estate) and telecom services (in developing markets). Of particular note were CVRD (Brazil) and Potash Corp (Canada) in the materials sector and Mitsubishi Estates (Japan) and Capitaland (Singapore) in real estate.

    Some negative contribution came from holdings in IT and consumer stocks, notably Nidec Corp (Japan - hard disc drive motors) and Samsung Electronics (Korea).

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Bank stocks were trimmed for valuation reasons and reinvested in Asian and Japanese real estate maintaining a small underweight. Energy and energy-related stocks were trimmed for similar reason with agricultural chemicals and uranium as a target for new investment. Exposure to the telecom sector increased with

[PHOTO OMITTED]

PICTURED TO THE RIGHT: RALPH R. LAYMAN

                                                                             Q&A


    global cellular plays as a focus and positions were increased in the underweight consumer sector, specifically German retail and Asian autos.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Several stocks were eliminated during the period including Tenaris (Argentina), a manufacturer of seamless steel pipes for the oil industry; and ICICI Bank (India) for valuation reasons. Major trims also occurred in two French banks, Credit Agricole and BNP Paribas.

    New positions in the Fund included Syngenta (Switzerland), agricultural chemicals; Sumitomo Realty (Japan); and Paladin Resources (Australia), a uranium mining concern. The position in cellular giant, Vodafone (UK), was added during the period as it shifted its focus from the ultra-competitive developed markets to a more emerging market growth model.

GE International Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,148.46                             8.10
     Class B                         1,000.00                           1,145.07                            12.16
     Class C                         1,000.00                           1,144.49                            12.16
     Class Y                         1,000.00                           1,150.42                             6.75
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,017.35                             7.49
     Class B                         1,000.00                           1,013.67                            11.25
     Class C                         1,000.00                           1,013.67                            11.25
     Class Y                         1,000.00                           1,018.58                             6.24
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.49% FOR CLASS A, 2.24% FOR CLASS B, 2.24% FOR CLASS C, AND 1.24% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS
    FOLLOWS: 14.85% FOR CLASS A SHARES, 14.51% FOR CLASS B SHARES, 14.45% FOR CLASS C SHARES, AND 15.04% FOR CLASS Y SHARES.

GE International Equity Fund


---------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
---------------------------------------------
Nomura Holdings, Inc.               1.89%
---------------------------------------------
Roche Holding AG                    1.87%
---------------------------------------------
BHP Billiton PLC                    1.86%
---------------------------------------------
Mitsubishi Estate Company Ltd.      1.85%
---------------------------------------------
Royal Bank of Scotland Group, PLC   1.68%
---------------------------------------------
UniCredito Italiano S.p.A.          1.64%
---------------------------------------------
Saipem S.p.A.                       1.64%
---------------------------------------------
Nestle S.A. (Regd.)                 1.61%
---------------------------------------------
Toyota Motor Corp.                  1.55%
---------------------------------------------
Cia Vale do Rio Doce ADR            1.53%
---------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.


LIPPER PERFORMANCE
COMPARISON
International Large Cap Core
Peer Group

Based on average annual total returns for the periods ended 3/31/07

                 SIX    ONE     FIVE       TEN
               MONTHS   YEAR    YEAR      YEAR
               ------   ----    ----       ----
Number of
Funds in
peer group:      213     208     175        81
--------------------------------------------------------
Peer group
average annual
total return:  13.78%  17.32%  12.89%     7.37%
--------------------------------------------------------
Lipper categories in peer group: International Funds


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                          GE International
                     GE International                        Equity Fund
                        Equity Fund                           With Load                          MSCI EAFE Index
3/97                   $10,000.00                           $ 9,425.00                             $10,000.00
9/97                    11,248.62                            10,601.83                              11,217.30
9/98                    10,269.42                             9,678.93                              10,281.87
9/99                    12,885.84                            12,144.90                              13,464.52
9/00                    14,239.22                            13,420.47                              13,892.69
9/01                     9,776.06                             9,213.94                               9,906.84
9/02                     7,793.30                             7,345.18                               8,368.42
9/03                     8,820.54                             8,313.36                              10,544.90
9/04                    10,661.99                            10,048.92                              12,873.32
9/05                    13,362.12                            12,593.80                              16,193.96
9/06                    15,951.06                            15,033.87                              19,296.83
3/07                    18,319.15                            17,265.80                              22,162.57

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                           ENDING VALUE
                    SIX       ONE       FIVE        TEN    OF A $10,000
                   MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                   ------     ----     -----       ----    --------------
GE International
  Equity           14.85%    16.27%    11.77%      6.24%     $18,319
GE International
  Equity
  W/LOAD            8.24%     9.58%    10.46%      5.61%     $17,266
  MAXIMUM LOAD
   OF 5.75%
MSCI EAFE Index    14.85%    20.20%    15.78%      8.28%     $22,163

CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                     GE International
                        Equity Fund                        MSCI EAFE Index
3/97                   $10,000.00                           $10,000.00
9/97                    11,209.41                            11,217.30
9/98                    10,156.94                            10,281.87
9/99                    12,651.82                            13,464.52
9/00                    13,876.32                            13,892.69
9/01                     9,447.17                             9,906.84
9/02                     7,478.31                             8,368.42
9/03                     8,436.06                            10,544.90
9/04                    10,197.25                            12,873.32
9/05                    12,779.68                            16,193.96
9/06                    15,255.77                            19,296.83
3/07                    17,520.64                            22,162.57

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                          ENDING VALUE
                    SIX       ONE       FIVE      TEN     OF A $10,000
                   MONTHS     YEAR      YEAR      YEAR    INVESTMENT (A)
                   ------     ----     -----      ----    --------------
GE International
  Equity           14.51%    15.50%    10.87%     5.77%     $17,521
GE International
  Equity
  W/LOAD           10.51%    11.50%    10.87%     5.77%
  MAXIMUM LOAD      4.00%     4.00%     0.00%     0.00%
MSCI EAFE Index    14.85%    20.20%    15.78%     8.28%     $22,163


CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                     GE International
                        Equity Fund                        MSCI EAFE Index
9/99                   $10,000.00                           $10,000.00
3/00                    12,561.62                            11,686.13
9/00                    10,967.54                            10,318.00
3/01                     9,063.05                             8,662.24
9/01                     7,473.51                             7,357.74
3/02                     8,001.13                             7,910.86
9/02                     5,910.69                             6,215.16
3/03                     5,505.87                             6,072.81
9/03                     6,656.55                             7,831.62
3/04                     7,992.81                             9,567.00
9/04                     7,992.81                             9,560.92
3/05                     9,043.79                            11,007.37
9/05                     9,940.80                            12,027.14
3/06                    11,677.74                            13,694.17
9/06                    11,778.23                            14,331.62
3/07                    13,480.12                            16,459.98


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                              ENDING VALUE
                   SIX       ONE       FIVE       SINCE      OF A $10,000
                  MONTHS     YEAR      YEAR     INCEPTION    INVESTMENT (A)
                  ------     ----      ----     ---------    --------------
GE International
  Equity          14.45%    15.43%    11.00%      4.06%        $13,480
GE International
  Equity
  W/LOAD          13.45%    14.43%    11.00%      4.06%
  MAXIMUM LOAD     1.00%     1.00%     0.00%      0.00%
MSCI EAFE Index   14.85%    20.20%    15.78%      6.87%        $16,460

CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                     GE International
                        Equity Fund                        MSCI EAFE Index
3/97                   $10,000.00                           $10,000.00
9/97                    11,268.62                            11,217.30
9/98                    10,328.49                            10,281.87
9/99                    12,985.03                            13,464.52
9/00                    14,383.96                            13,892.69
9/01                     9,893.43                             9,906.84
9/02                     7,909.33                             8,368.42
9/03                     8,962.22                            10,544.90
9/04                    10,863.87                            12,873.32
9/05                    13,642.79                            16,193.96
9/06                    16,348.77                            19,296.83
3/07                    18,807.90                            22,162.57


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007


                                                          ENDING VALUE
                    SIX       ONE       FIVE      TEN     OF A $10,000
                   MONTHS     YEAR      YEAR      YEAR    INVESTMENT (A)
                   ------     ----     -----      ----    --------------
GE International
  Equity           15.04%    16.64%    12.04%    6.52%       $18,808
MSCI EAFE Index    14.85%    20.20%    15.78%    8.28%       $22,163


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE INTERNATIONAL EQUITY FUND                          March 31, 2007 (unaudited)

Schedule of Investments


GE INTERNATIONAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $74,321
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Continental Europe     35.9%
United States          20.8%
Japan                  17.4%
United Kingdom         12.3%
Pacific Rim             3.6%
Latin America           3.2%
Emerging Asia           3.2%
Canada                  2.1%
Emerging Europe         1.5%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.4%+
--------------------------------------------------------------------------------

AUSTRALIA -- 0.9%

Brambles Ltd.                        15,058  $    165,560(a)
Paladin Resources Ltd.               48,994       385,111(a,j)
                                                  550,671

BRAZIL -- 1.1%

Petroleo Brasileiro S.A. ADR          7,378       659,224(a)

CANADA -- 2.6%

Canadian National Railway Co.        14,488       639,474(j)
EnCana Corp.                          1,724        87,272(j)
Potash Corp of Saskatchewan           5,184       827,207
                                                1,553,953

CHINA -- 0.5%

China Petroleum &
   Chemical Corp.                   382,000       323,130

DENMARK -- 0.5%

Group 4 Securicor PLC                73,225       286,485

EGYPT -- 0.6%

Orascom Construction
   Industries                         6,978       350,355

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

FINLAND -- 1.8%

Nokia OYJ                            46,162  $  1,058,759

FRANCE -- 9.4%

Accor S.A.                            2,363       225,030(h)
Alstom                                1,755       226,959(a)
AXA S.A.                             13,865       585,806(j)
BNP Paribas                           9,886     1,028,961(j)
Carrefour S.A.                        2,522       183,804(j)
Credit Agricole S.A.                  9,357       363,578(j)
Lagardere SCA (Regd.)                 1,253        96,140(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                 4,588       507,213(j)
Renault S.A.                            460        53,609(j)
Sanofi-Aventis                        1,798       155,811(j)
Suez S.A.                             5,726       300,923
Total S.A.                           12,255       855,630(j)
Veolia Environnement                 11,503       852,278(j)
Vinci S.A.                            1,669       257,761(j)
                                                5,693,503

GERMANY -- 6.7%

Allianz AG (Regd.)                    2,708       554,087(j)
BASF AG                               1,641       184,103
Bayer AG                              8,068       513,788(j)
Deutsche Lufthansa AG (Regd.)         1,095        29,633
E.ON AG                               5,733       776,733(j)
Linde AG                              5,383       577,904(j)
Metro AG                              4,874       343,930
RWE AG                                4,311       454,439
Siemens AG (Regd.)                    5,858       623,986
                                                4,058,603

GREECE -- 0.5%

Hellenic Telecommunications
   Organization S.A.                 10,999       299,854(a)

HONG KONG -- 1.6%

Hongkong Land Holdings Ltd.          75,999       354,155
Jardine Matheson
   Holdings Ltd.                     11,433       241,236
Sun Hung Kai Properties Ltd.         34,455       398,156
                                                  993,547

INDIA -- 0.6%

ICICI Bank Ltd. ADR                   8,002       294,073(j)
Reliance Capital Ltd. ADR             2,894        44,497(a,b)
                                                  338,570

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE INTERNATIONAL EQUITY FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

ITALY -- 5.5%

Banca Intesa S.p.A.                  96,856  $    732,966(j)
ENI S.p.A.                            5,209       168,911(h,j)
Saipem S.p.A.                        41,944     1,217,176
UniCredito Italiano S.p.A.          128,439     1,218,173
                                                3,337,226

JAPAN -- 21.5%

Asahi Glass Company Ltd.             36,005       505,884(h,j)
Bank of Yokohama Ltd.                63,308       471,291
Chiyoda Corp.                        26,427       578,563(j)
East Japan Railway Co.                   94       730,824(j)
Hoya Corp.                           17,100       566,259(j)
Ibiden Company Ltd.                   4,900       253,559(j)
Komatsu Ltd.                         21,169       444,625(j)
Mitsubishi Estate
   Company Ltd.                      41,982     1,375,993
Mitsubishi Heavy
   Industries Ltd.                   36,000       232,327(j)
Mitsubishi UFJ Financial
   Group, Inc.                           96     1,081,347
Mitsui Sumitomo Insurance
   Company Ltd.                      30,000       375,778(j)
Nidec Corp.                          10,616       683,308(j)
Nomura Holdings, Inc.                67,398     1,401,330(j)
Sekisui Chemical Company Ltd.        53,998       429,423(j)
Seven & I Holdings
   Company Ltd.                      18,300       556,401
Shiseido Company Ltd.                28,000       567,944(j)
SMC Corp.                             1,319       176,611
Sumitomo Realty & Development
   Company Ltd.                      12,000       454,287(j)
Toray Industries Inc.               129,999       938,041(j)
Toyota Motor Corp.                   18,043     1,153,713(j)
                                               12,977,508

MEXICO -- 0.7%

America Movil S.A. de C.V.
   ADR (Series L)                     9,437       450,994

NETHERLANDS -- 2.9%

ING Groep N.V.                       15,057       634,365
Koninklijke Philips
   Electronics N.V.                  29,792     1,133,812(j)
                                                1,768,177

NORWAY -- 2.9%

Acergy S.A.                          29,309       622,998(a)
Orkla ASA                             3,506       246,117
Telenor ASA                          48,945       865,985
                                                1,735,100

RUSSIA -- 0.4%

Mobile Telesystems OJSC ADR           4,093       229,044

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SINGAPORE -- 1.8%

CapitaLand Ltd.                      91,000  $    479,452
Singapore Telecommunications
   Ltd.                             289,174       624,665
                                                1,104,117

SOUTH AFRICA -- 0.9%

MTN Group, Ltd.                      38,169       518,393

SOUTH KOREA -- 1.9%

Hyundai Motor Co.                     2,690       189,038
Kookmin Bank                          5,056       453,675
Samsung Electronics
   Company Ltd.                         800       478,843
                                                1,121,556

SPAIN -- 1.4%

Banco Santander Central
   Hispano S.A. (Regd.)              46,249       822,500(h)

SWEDEN -- 1.5%

Sandvik AB                           35,940       635,191
Telefonaktiebolaget LM
   Ericsson (Series B)               80,453       294,700(j)
                                                  929,891

SWITZERLAND -- 11.1%

ABB Ltd. (Regd.)                     37,934       646,320
Adecco S.A. (Regd.)                   3,224       203,745
Credit Suisse Group, (Regd.)         13,724       980,286
Holcim Ltd. (Regd.)                   2,889       288,001
Nestle S.A. (Regd.)                   3,084     1,195,530
Novartis AG (Regd.)                  16,819       911,094
Roche Holding AG                      7,909     1,392,886
Swatch Group AG                         291        76,576
Swiss Reinsurance                     5,013       455,802
Syngenta AG (Regd)                    2,872       546,969(a)
                                                6,697,209

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing
   Company Ltd.                     286,314       587,475

UNITED KINGDOM -- 15.1%

BG Group, PLC                        25,861       371,796
BHP Billiton PLC                     62,277     1,383,925
Diageo PLC                           32,380       653,820
GlaxoSmithKline PLC                  28,089       769,640(h)
Group 4 Securicor PLC                61,381       241,983
Lloyds TSB Group, PLC                35,925       394,584
National Grid PLC                    15,956       249,580

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE INTERNATIONAL EQUITY FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Persimmon PLC                         2,189  $     60,365
Prudential PLC                       49,680       699,131
Reed Elsevier PLC                    28,036       334,054
Rio Tinto PLC (Regd.)                10,866       618,475
Royal Bank of Scotland
   Group, PLC                        32,169     1,251,798
Smiths Group, PLC                    20,188       407,044
Tesco PLC                            77,817       678,042
Vodafone Group, PLC                 381,000     1,012,556
                                                9,126,793

TOTAL COMMON STOCK
   (COST $42,586,853)                          57,572,637

--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.2%
--------------------------------------------------------------------------------

All America Latina
   Logistica S.A.                    14,200       173,371
Cia Vale do Rio Doce ADR             36,435     1,139,687(j)

TOTAL PREFERRED STOCK
   (COST $923,991)                              1,313,058

TOTAL INVESTMENTS IN SECURITIES
   (COST $43,510,844)                          58,885,695

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

GEI Short Term Investment Fund
   5.53%                            872,405       872,405(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 24.1%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                         14,563,177    14,563,177(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,435,582)                          15,435,582

TOTAL INVESTMENTS
   (COST $58,946,426)                          74,321,277

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (23.2)%                      (14,016,733)
                                              -----------

NET ASSETS-- 100.0%                           $60,304,544
                                              ===========


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE International Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    APPRECIATION
--------------------------------------------------------------------------------
DJ EURO Stoxx
  50 Index
  Futures       June 2007       1      $54,710        $33


The GE International Equity Fund was invested in the following sectors at March 31, 2007 (unaudited):

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------

Financials                                      23.07%
Short-Term                                      20.77%
Industrials                                     10.50%
Materials                                        9.44%
Energy                                           6.31%
Consumer Discretionary                           5.73%
Consumer Staples                                 5.62%
Telecommunication Services                       5.38%
Information Technology                           5.28%
Healthcare                                       4.35%
Utilities                                        3.55%
                                               ------
                                               100.00%
                                               ======

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Premier Growth Equity Fund

                                                                             Q&A


DAVID B. CARLSON HAS BEEN THE PORTFOLIO MANAGER OF THE GE PREMIER GROWTH EQUITY FUND SINCE ITS INCEPTION IN 1996. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q.  HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP
    FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Premier Growth Equity Fund returned 4.90% for the Class A shares, 4.50% for the Class B shares, 4.50% for the Class C shares, and 5.00% for the Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 7.38% and the Fund's Lipper peer group of 740 Large-Cap Growth Funds returned an average of 6.38% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period began with broad-based strength in U.S. equities. From October 2006 through mid-February 2007, the S&P 500 enjoyed a robust +10% climb. While the specter of slowing economic growth lingered in the background, stocks rallied due to strong current profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. However, tumult in the global stock markets took investors on a wild ride during the last week in February, dampening U.S. equity market exuberance. Driven by a Chinese equity market sell-off, rising sub-prime mortgage defaults and mixed U.S. economic data, the S&P 500 retreated -3.5% on February 27. The day's pullback marked the worst point-loss for the S&P 500 since its plunge on the first day of trading after the September 11 attacks. Despite this dislocation, the S&P 500 ended the six-month period up +7.4% and the Dow Jones Industrial Average posted a +7.0% total return.

    While all S&P 500 sectors posted gains during the period, materials (+21.4), utilities (+19.3%), telecom (+17.0%) and energy (+13.6%) led with double-digit returns. Health care (+2.5%), financials (+4.0%) and information technology (+5.1%) lagged. Given the sector leadership of more value-oriented sectors, the Russell 1000 Value (+9.4%) solidly outperformed the Russell 1000 Growth (+7.2%). Record levels of M&A activity and abundant liquidity favored small-cap, lower quality companies above large-cap, high quality stocks, which led to outperformance for the Russell 2000 index (+11.0%).

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. As a growth oriented Fund, the overweights in technology and healthcare negatively impacted performance in the period. The portfolio had no holdings in utilities or telecom. The energy weight is modest at 6% of the Fund. Looking at individual stocks, CB Richard Ellis was a strong performer with a +39% return in the period. Media stocks did well, and holdings in Liberty Capital and Liberty Global were up +32% and +22%, respectively. Other notable gainers were Zimmer Holdings (+27%) and Yahoo (+24%).
    On the downside, Molex, an electrical connector company declined -24% in the period, following a period of strong performance in 2005 and early 2006. We continue to like its long-term growth prospects. Also declining in the period was SLM Corp. with a drop of -20%. However, SLM received a possible buyout bid

[PHOTO OMITTED]

PICTURED TO THE LEFT:
DAVID B. CARLSON

GE Premier Growth Equity Fund

                                                                             Q&A


    of $60 a share following the period-end, which compares to a closing price of $40.90 at March 31, 2007. Other notable laggards in the period were Amgen,(-22%) and Intuit, (-15%). We continue to hold positions in both for their long-term growth prospects.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund's portfolio during the period. We had a swap in the retail sector from Home Depot to Lowes. We initiated a position in PepsiCo and eliminated First Data. We ended the period with 34 names in the portfolio. Technology stocks make up about 30% of the Fund, with consumer and healthcare at about 20% each. With economic growth slowing, the forecast for corporate profits has slowed significantly. This change in the macro environment may lead to a change in stock market leadership where the more cyclically tied companies cool off, and the steady growers start to outperform. Our stock selection continues to be focused on industry leaders, with financial strength and above average long-term growth prospects. We believe these characteristics will lead to strong performance over the long term.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,049.01                             5.26
     Class B                         1,000.00                           1,045.01                             9.15
     Class C                         1,000.00                           1,045.00                             9.15
     Class Y                         1,000.00                           1,050.04                             3.96
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,019.70                             5.09
     Class B                         1,000.00                           1,016.03                             8.85
     Class C                         1,000.00                           1,016.03                             8.85
     Class Y                         1,000.00                           1,020.92                             3.83
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01% FOR CLASS A, 1.76% FOR CLASS B, 1.76% FOR CLASS C, AND 0.76% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS
    FOLLOWS: 4.90% FOR CLASS A SHARES, 4.50% FOR CLASS B SHARES, 4.50% FOR CLASS C SHARES, AND 5.00% FOR CLASS Y SHARES.

GE Premier Growth Equity Fund


--------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
--------------------------------------
State Street Corp.            4.03%
--------------------------------------
Cisco Systems, Inc.           3.80%
--------------------------------------
Dover Corp.                   3.70%
--------------------------------------
Bed Bath & Beyond, Inc.       3.64%
--------------------------------------
Schlumberger Ltd.             3.54%
--------------------------------------
UnitedHealth Group, Inc.      3.51%
--------------------------------------
Yahoo! Inc.                   3.51%
--------------------------------------
Zimmer Holdings, Inc.         3.50%
--------------------------------------
Liberty Global, Inc.
  (Series C)                  3.43%
--------------------------------------
Medtronic Inc.                3.39%
--------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.


LIPPER PERFORMANCE COMPARISON
Large Cap Growth Peer Group
Based on average annual total returns for the periods ended 3/31/07

                     SIX    ONE     FIVE
                    MONTHS  YEAR    YEAR
                    ------  ----    ----
Number of Funds in
peer group:           740    722     503
--------------------------------------------
Peer group average
annual total return: 6.38%  3.64%   2.81%
--------------------------------------------
Lipper categories in peer group: Large Cap Growth


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                          GE Premier Growth
                     GE Premier Growth                       Equity Fund
                        Equity Fund                           With Load                           S&P 500 Index
3/97                   $10,000.00                           $ 9,425.00                             $10,000.00
9/97                    12,832.17                            12,094.32                              12,630.53
9/98                    14,545.45                            13,709.09                              13,781.54
9/99                    20,150.79                            18,992.12                              17,613.72
9/00                    23,900.22                            22,525.96                              19,946.41
9/01                    18,178.09                            17,132.85                              14,629.00
9/02                    15,274.66                            14,396.37                              11,631.52
9/03                    19,204.79                            18,100.51                              14,474.26
9/04                    20,401.99                            19,228.88                              16,482.28
9/05                    22,301.65                            21,019.31                              18,501.59
9/06                    23,347.89                            22,005.38                              20,498.97
3/07                    24,492.13                            23,083.83                              22,012.47

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                   SIX      ONE       FIVE       TEN     OF A $10,000
                 MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                 ------     ----      ----       ----   --------------
GE Premier
  Growth Equity   4.90%     4.52%     2.91%      9.37%   $24,492
GE Premier
  Growth Equity
  W/LOAD         -1.13%    -1.49%     1.70%      8.73%   $23,084
  MAXIMUM LOAD
     OF 5.75%
S&P 500 Index     7.38%    11.83%     6.27%      8.21%   $22,012


 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier Growth
                        Equity Fund                         S&P 500 Index
3/97                   $10,000.00                           $10,000.00
9/97                    12,789.06                            12,630.53
9/98                    14,383.30                            13,781.54
9/99                    19,781.18                            17,613.72
9/00                    23,282.65                            19,946.41
9/01                    17,582.01                            14,629.00
9/02                    14,661.71                            11,631.52
9/03                    18,361.20                            14,474.26
9/04                    19,505.81                            16,482.28
9/05                    21,322.03                            18,501.59
9/06                    22,322.31                            20,498.97
3/07                    23,416.29                            22,012.47


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                   SIX      ONE       FIVE       TEN     OF A $10,000
                 MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                 ------     ----      ----       ----   --------------
GE Premier
  Growth Equity  4.50%     3.69%     2.14%      8.88%      $23,416
GE Premier
  Growth Equity
  W/LOAD         0.50%    -0.31%     2.14%      8.88%
  MAXIMUM LOAD   4.00%     4.00%     0.00%      0.00%
S&P 500 Index    7.38%    11.83%     6.27%      8.21%     $22,012


CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier Growth
                        Equity Fund                         S&P 500 Index
9/99                   $10,000.00                           $10,000.00
3/00                    12,482.09                            11,773.02
9/00                    11,765.74                            11,324.36
3/01                    10,251.88                             9,200.32
9/01                     8,884.96                             8,305.46
3/02                    10,331.03                             9,219.23
9/02                     7,405.02                             6,603.67
3/03                     7,723.15                             6,936.74
9/03                     9,251.04                             8,217.61
3/04                    10,079.87                             9,374.46
9/04                     9,753.36                             9,357.64
3/05                    10,188.70                            10,001.76
9/05                    10,582.19                            10,504.08
3/06                    11,078.61                            11,174.92
9/06                    10,993.00                            11,638.07
3/07                    11,487.64                            12,497.35


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                            ENDING VALUE
                  SIX       ONE      FIVE       SINCE       OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION    INVESTMENT (A)
                ------     ----      ----     ---------    --------------
GE Premier
  Growth Equity  4.50%     3.69%     2.15%      1.87%        $11,488
GE Premier
  Growth Equity
  W/LOAD         3.50%     2.69%     2.15%      1.87%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
S&P 500 Index    7.38%    11.83%     6.27%      3.02%        $12,497


CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier Growth
                        Equity Fund                         S&P 500 Index
3/97                   $10,000.00                           $10,000.00
9/97                    12,844.16                            12,630.53
9/98                    14,597.83                            13,781.54
9/99                    20,278.73                            17,613.72
9/00                    24,104.81                            19,946.41
9/01                    18,379.86                            14,629.00
9/02                    15,480.03                            11,631.52
9/03                    19,515.42                            14,474.26
9/04                    20,780.62                            16,482.28
9/05                    22,779.67                            18,501.59
9/06                    23,904.96                            20,498.97
3/07                    25,101.26                            22,012.47


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                   SIX      ONE       FIVE       TEN     OF A $10,000
                 MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                 ------     ----      ----       ----   --------------
GE Premier
  Growth Equity  5.00%     4.74%     3.16%      9.64%      $25,101
S&P 500 Index    7.38%    11.83%     6.27%      8.21%      $22,012


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE PREMIER GROWTH EQUITY FUND                         March 31, 2007 (unaudited)

Schedule of Investments


GE PREMIER GROWTH EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $312,723
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Information Technology      31.0%
Consumer Discretionary      19.8%
Healthcare                  17.2%
Financials                  13.0%
Energy                       6.0%
Short -Term                  4.4%
Industrials                  3.7%
Materials                    3.1%
Consumer Staples             1.8%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.4%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.2%

Bed Bath & Beyond, Inc.             283,308  $ 11,380,482(a,h)
Carnival Corp.                      208,753     9,782,165
Comcast Corp. (Class A)             374,637     9,542,004(a)
Liberty Global, Inc. (Series C)     350,407    10,736,471(a)
Liberty Media Holding Corp -
   Capital (Series A)                78,282     8,657,206(a)
Liberty Media Holding Corp -
   Interactive (Series A)           290,763     6,925,974(a)
Lowe's Companies, Inc.              152,532     4,803,233
                                               61,827,535

CONSUMER STAPLES -- 1.9%

PepsiCo, Inc.                        89,467     5,686,522

ENERGY -- 6.1%

Schlumberger Ltd.                   160,292    11,076,177
Transocean Inc.                      94,684     7,735,683(a)
                                               18,811,860

FINANCIALS -- 13.2%

AFLAC Incorporated                  164,020     7,718,781(h)
CB Richard Ellis Group, Inc.
   (Class A)                        219,936     7,517,413(a)
Federal National
   Mortgage Assoc.                   89,466     4,883,054

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SLM Corp.                           193,842  $  7,928,138(h)
State Street Corp.                  194,588    12,599,573(e)
                                               40,646,959

HEALTHCARE -- 17.5%

Amgen, Inc.                         167,748     9,373,758(a)
Johnson & Johnson                    74,554     4,492,624
Lincare Holdings Inc.               197,570     7,240,940(a)
Medtronic Inc.                      216,208    10,607,165
UnitedHealth Group, Inc.            207,262    10,978,668
Zimmer Holdings, Inc.               128,234    10,952,466(a)
                                               53,645,621

INDUSTRIALS -- 3.8%

Dover Corp.                         237,084    11,572,070

INFORMATION TECHNOLOGY -- 31.6%

Analog Devices, Inc.                141,654     4,885,647(j)
Cisco Systems, Inc.                 465,966    11,896,112(a,h)
eBay, Inc.                          223,664     7,414,462(a,h)
Intuit Inc.                         339,360     9,284,890(a)
Linear Technology Corp.             138,672     4,380,649
Microsoft Corp.                     301,946     8,415,235
Molex, Inc. (Class A)               391,412     9,742,245(h)
Paychex, Inc.                       272,124    10,305,336
QUALCOMM, Inc.                      231,119     9,859,536
Western Union Co.                   451,055     9,900,657
Yahoo! Inc.                         350,406    10,964,204(a)
                                               97,048,973

MATERIALS -- 3.1%

Monsanto Co.                        175,203     9,629,157

TOTAL INVESTMENTS IN SECURITIES
   (COST $267,896,239)                        298,868,697

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.9%

GEI Short Term Investment Fund
   5.53%                          8,861,273     8,861,273(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.6%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                          4,993,303     4,993,303(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,854,576)                          13,854,576


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE PREMIER GROWTH EQUITY FUND                         March 31, 2007 (unaudited)

Schedule of Investments


                                                    VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (COST $281,750,815)                       $312,723,273

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (1.9)%                        (5,914,382)
                                             ------------

NET ASSETS-- 100.0%                          $306,808,891
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures       June 2007       5    $1,789,000     $33,279


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Strategic Investment Fund

                                                                             Q&A


THE GE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN*, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS LEAD MEMBER OF THE ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. BROWN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY SUB-PORTFOLIO, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

* EFFECTIVE MAY 18, 2007, THOMAS R. LINCOLN REPLACED MR. BROWN AS ONE OF THE PORTFOLIO MANAGERS FOR THE FUND.

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Strategic Investment Fund returned 7.80% for Class A shares, 7.39% for Class B shares, 7.40% for Class C shares, and 7.91% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 7.38% and 2.76%, respectively. The Fund's Lipper peer group of 640 Mixed-Asset Target Allocation Growth Funds returned an average of 7.01% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Strategic Investment Fund for the six-month period ended March 31, 2007 was primarily driven by the Fund's overweight position in international equities and underweight position in fixed income.

    Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to overweight equities and underweight fixed income. The U.S. equity allocation within the Fund underperformed against its benchmark, primarily driven by the healthcare sector and underweights in materials and telecommunications, two of the period's top performing areas. This was partially offset by strength in the industrials, utilities and consumer discretionary sectors of the Fund's holdings. Within healthcare, Amgen suffered price contraction amid off-label use of its anemia drugs, and pulling Vectabix from a cancer study. Nevertheless, we continue to remain overweight in Amgen given its strong product pipeline. Within telecommunications, AT&T (+23.6%) returned stellar results but detracted from performance due to underweight versus the

[PHOTO OMITTED]

PICTURED TO THE RIGHT:
JUDITH A. STUDER

GE Strategic Investment Fund

                                                                             Q&A


    benchmark. Our AT&T underweight is due to our continued believe that cable companies will ultimately be more successful in taking market share from phone companies as digital media expands. Finally within consumer staples, PepsiCo further detracted from performance. However given PepsiCo's history of consistent double-digit earnings growth, we are comfortable with this high quality consumer staples company. Within industrials, the Fund's core holdings benefited from strong secular growth trends, i.e. Eaton's (+22.7%), Deere (+30.6%), ABB (+30.4%) and Constellation Energy Group (+48.5%) as well as our media holdings such as standouts Liberty Media-Capital (+32.3%), Liberty Global (+22.3%) and Cablevision Systems (+29.0%).

    The international equity allocation within the Fund produced very strong returns for the six-month period ending March 31, 2007, coming in right with the MSCI EAFE Index at 14.85% for the same period. Additionally, the Fund benefited from the Tactical Asset Allocation Committee's decision to overweight international equities based on robust cash generation in the Fund's holdings, helped by global demand, low interest rates, resurgent growth in hitherto lagging economies (Japan and Europe) and a strong M&A environment taking advantage of equity valuations that look attractive compared to debt.

    Volatility, however, in commodity and stock prices remained a feature of the markets, largely based on concerns about liquidity. The booming economies of China and India have encouraged local authorities to raise both rates and reserve requirements in a bid to avoid inflation. In the G7 economies, several central banks have similarly raised rates. Mounting losses in the sub-prime mortgage markets in the US have raised concerns about contagion elsewhere in the banking system, at home and abroad. Tensions in the Middle East continued to dictate short-term price movements in oil and gas prices. Positive contributions came from holdings in energy, materials (mining stocks and chemicals), financials (real estate) and telecom services (in developing markets). Of particular note were CVRD (Brazil) and Potash Corp (Canada) in the materials sector and Mitsubishi Estates (Japan) and Capitaland (Singapore) in real estate. Some negative contribution came from holdings in IT and consumer stocks, notably Nidec Corp (Japan - hard disc drive motors) and Samsung Electronics (Korea).

    The fixed income allocation within the Fund outperformed its benchmark for the six-month period. Fund performance was most positively impacted by the exposure to high yield and emerging market bonds. These sectors each returned in excess of 6% versus a benchmark return of 2.8%. Duration positioning also added to Fund performance, especially in February as rates fell in a flight to quality set off by a large drop in Chinese equities. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with high yield returning nearly 7% and emerging markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,078.04                             4.51
     Class B                         1,000.00                           1,073.87                             8.43
     Class C                         1,000.00                           1,073.99                             8.43
     Class Y                         1,000.00                           1,079.07                             3.20
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.43                             4.33
     Class B                         1,000.00                           1,016.76                             8.10
     Class C                         1,000.00                           1,016.76                             8.10
     Class Y                         1,000.00                           1,021.65                             3.07
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.86% FOR CLASS A, 1.61% FOR CLASS B, 1.61% FOR CLASS C, AND 0.61% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   7.80% FOR CLASS A SHARES, 7.39% FOR CLASS B SHARES, 7.40% FOR CLASS C SHARES, AND 7.91% FOR CLASS Y SHARES.

GE Strategic Investment Fund


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2007
as a % of Market Value
-------------------------------------------
U.S. Treasury Notes 4.75%
02/28/09 - 01/31/12          2.59%
-------------------------------------------
Exxon Mobil Corp.            1.73%
-------------------------------------------
U.S. Treasury Notes 4.63%
11/15/09 - 02/15/17          1.53%
-------------------------------------------
American International
Group, Inc.                  1.42%
-------------------------------------------
PepsiCo, Inc.                1.32%
-------------------------------------------
Wyeth                        1.22%
-------------------------------------------
Microsoft Corp.              1.19%
-------------------------------------------
Federal National Mortgage
Assoc.  5.50%, TBA           1.18%
-------------------------------------------
Oracle Corp.                 1.05%
-------------------------------------------
Schlumberger Ltd.            1.04%
-------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Alloc Growth
Peer Group
Based on average annual total returns for the periods ended 3/31/07

              SIX    ONE   FIVE  TEN
            MONTHS  YEAR   YEAR  YEAR
            ------  ----   ----  ----
Number of
Funds in
peer group:   640    611   376   198
---------------------------------------
Peer group
average annual
total return: 7.01%  9.54% 6.50% 7.28%
---------------------------------------
Lipper categories in peer group: Flexible


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                     GE Strategic
            GE Strategic            Investment Fund
           Investment Fund             With Load             S&P 500 Index         LB Aggregate Bond Index
3/97         10,000.00                 9,425.00                10,000.00                  10,000.00
9/97         11,591.34                10,924.84                12,630.53                  10,711.83
9/98         12,272.49                11,566.82                13,781.54                  11,944.76
9/99         14,147.87                13,334.36                17,613.72                  11,901.04
9/00         16,097.25                15,171.66                19,946.41                  12,732.99
9/01         14,598.61                13,759.19                14,629.00                  14,382.28
9/02         13,507.30                12,730.63                11,631.52                  15,618.64
9/03         15,847.45                14,936.22                14,474.26                  16,463.58
9/04         17,106.09                16,122.49                16,482.28                  17,069.11
9/05         18,628.73                17,557.58                18,501.59                  17,546.21
9/06         20,494.03                19,315.62                20,498.97                  18,190.24
3/07         22,093.39                20,823.02                22,012.47                  18,692.36


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Strategic
  Investment     7.80%    10.40%     6.91%      8.25%      $22,093
GE Strategic
  Investment
  W/LOAD         1.61%     4.05%     5.65%      7.61%      $20,823
  MAXIMUM LOAD
  OF 5.75%
S&P 500 Index    7.38%    11.83%     6.27%      8.21%      $22,012
LB Aggregate
  Bond Index     2.76%     6.59%     5.35%      6.46%      $18,692

CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                       GE Strategic
                      Investment Fund                       S&P 500 Index                    LB Aggregate Bond Index
3/97                   $10,000.00                           $10,000.00                             $10,000.00
9/97                    11,544.08                            12,630.53                              10,711.83
9/98                    12,110.54                            13,781.54                              11,944.76
9/99                    13,859.40                            17,613.72                              11,901.04
9/00                    15,652.95                            19,946.41                              12,732.99
9/01                    14,087.00                            14,629.00                              14,382.28
9/02                    12,933.72                            11,631.52                              15,618.64
9/03                    15,128.78                            14,474.26                              16,463.58
9/04                    16,330.34                            16,482.28                              17,069.11
9/05                    17,783.93                            18,501.59                              17,546.21
9/06                    19,564.64                            20,498.97                              18,190.24
3/07                    21,091.47                            22,012.47                              18,692.36


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Strategic
  Investment     7.39%     9.56%     6.12%      7.75%      $21,091
GE Strategic
  Investment
  W/LOAD         3.39%     5.56%     6.12%      7.75%
  MAXIMUM LOAD   4.00%     4.00%     0.00%      0.00%
S&P 500 Index    7.38%    11.83%     6.27%      8.21%      $22,012
LB Aggregate
  Bond Index     2.76%     6.59%     5.35%      6.46%      $18,692

CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                       GE Strategic
                      Investment Fund                       S&P 500 Index                    LB Aggregate Bond Index
9/99                   $10,000.00                           $10,000.00                             $10,000.00
3/00                    11,245.81                            11,773.02                              10,208.16
9/00                    11,276.28                            11,324.36                              10,699.05
3/01                    10,753.56                             9,200.32                              11,487.32
9/01                    10,148.20                             8,305.46                              12,084.89
3/02                    10,951.17                             9,219.23                              12,101.67
9/02                     9,314.56                             6,603.67                              13,123.76
3/03                     9,544.84                             6,936.74                              13,515.85
9/03                    10,862.96                             8,217.61                              13,833.73
3/04                    11,845.00                             9,374.46                              14,246.39
9/04                    11,638.10                             9,357.64                              14,342.54
3/05                    12,204.73                            10,001.76                              14,409.93
9/05                    12,582.97                            10,504.08                              14,743.42
3/06                    13,465.09                            11,174.92                              14,735.19
9/06                    13,737.87                            11,638.07                              15,284.58
3/07                    14,754.36                            12,497.35                              15,706.49


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                            ENDING VALUE
                  SIX       ONE      FIVE       SINCE       OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION    INVESTMENT (A)
                ------     ----      ----     ---------    --------------
GE Strategic
  Investment     7.40%     9.57%     6.14%      5.32%         $14,754
GE Strategic
  Investment
  W/LOAD         6.40%     8.57%     6.14%      5.32%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
S&P 500 Index    7.38%    11.83%     6.27%      3.02%         $12,497
LB Aggregate
  Bond Index     2.76%     6.59%     5.35%      6.20%         $15,706

CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                       GE Strategic
                      Investment Fund                       S&P 500 Index                    LB Aggregate Bond Index
3/97                   $10,000.00                           $10,000.00                             $10,000.00
9/97                    11,604.22                            12,630.53                              10,711.83
9/98                    12,312.34                            13,781.54                              11,944.76
9/99                    14,228.16                            17,613.72                              11,901.04
9/00                    16,229.06                            19,946.41                              12,732.99
9/01                    14,752.63                            14,629.00                              14,382.28
9/02                    13,680.33                            11,631.52                              15,618.64
9/03                    16,094.80                            14,474.26                              16,463.58
9/04                    17,417.54                            16,482.28                              17,069.11
9/05                    19,020.51                            18,501.59                              17,546.21
9/06                    21,117.56                            20,498.97                              18,190.24
3/07                    22,787.41                            22,012.47                              18,692.36

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007
                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Strategic
  Investment     7.91%    10.79%     7.33%      8.58%      $22,787
S&P 500 Index    7.38%    11.83%     6.27%      8.21%      $22,012
LB Aggregate
  Bond Index     2.76%     6.59%     5.35%      6.46%      $18,692


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2007 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments


GE STRATEGIC INVESTMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $191,794
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]


Domestic Equity          42.5%
Foreign Equity           26.1%
Bonds and Notes          19.3%
Short-Term & Others      12.1%


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 46.9%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.3%

Bed Bath & Beyond, Inc.              30,911  $  1,241,695(a,j)
Carnival Corp.                       23,451     1,098,914
Comcast Corp. (Class A)              63,449     1,616,033(a,h)
Corinthian Colleges, Inc.             8,785       120,794(a,j)
Dick's Sporting Goods, Inc.           1,235        71,951(a,j)
Global Cash Access
   Holdings, Inc.                    12,817       213,916(a,j)
Home Depot, Inc.                     32,310     1,187,069(h)
Liberty Global, Inc. (Series C)      24,594       753,560(a,j)
Liberty Media Holding Corp -
   Capital (Series A)                 8,745       967,110(a)
Liberty Media Holding Corp -
   Interactive (Series A)            10,418       248,157(a)
Life Time Fitness, Inc.               3,996       205,434(a,j)
Omnicom Group, Inc.                   7,165       733,553
O'Reilly Automotive, Inc.             6,854       226,867(a,j)
Pulte Homes, Inc.                     2,872        75,993(j)
Regal Entertainment Group,
   (Class A)                          6,893       136,964(j)
Sally Beauty Holdings, Inc.           5,639        51,822(a,j)
Staples, Inc.                        25,316       654,165
Starwood Hotels & Resorts
   Worldwide, Inc.                    2,157       139,881
Target Corp.                          5,862       347,382
The Cheesecake Factory                6,045       161,099(a,j)
The E.W. Scripps Co. (Class A)        2,153        96,196(j)
Viacom Inc. (Class B)                 7,602       312,518(a)
                                               10,661,073

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 4.6%

Alberto-Culver Co.                    5,276   $   120,715
Clorox Co.                            2,667       169,861(j)
Colgate-Palmolive Co.                24,232     1,618,455
Kimberly-Clark Corp.                  2,997       205,265
PepsiCo, Inc.                        39,867     2,533,947
The Coca-Cola Co.                    40,388     1,938,624
The Kroger Co.                        4,028       113,791
Wal-Mart Stores, Inc.                19,935       935,948
Weight Watchers
   International Inc.                 2,603       119,972(j)
                                                7,756,578

ENERGY -- 4.2%

Dresser-Rand Group, Inc.              5,017       152,818(a)
EOG Resources, Inc.                   9,881       704,911(j)
Exxon Mobil Corp.                    44,036     3,322,516(h)
GlobalSantaFe Corp.                   2,762       170,360(j)
Halliburton Co.                      11,725       372,151
Hess Corp.                            2,907       161,251
Peabody Energy Corp.                  2,985       120,116
Schlumberger Ltd.                    28,923     1,998,579
Weatherford International Ltd.        4,814       217,111(a,j)
                                                7,219,813

FINANCIALS -- 7.7%

Affiliated Managers
   Group, Inc.                        1,480       160,358(a,j)
AFLAC Incorporated                   13,810       649,899(h)
American International
   Group, Inc.                       40,651     2,732,560
Bank of America Corp.                35,069     1,789,220
Calamos Asset Management
   Inc. (Class A)                       992        22,141(j)
CB Richard Ellis Group, Inc.
   (Class A)                         10,219       349,285(a,h,j)
CVB Financial Corp.                  11,059       131,597(j)
Douglas Emmett, Inc. (REIT)           4,539       115,881
Everest Re Group, Ltd.               10,582     1,017,671
Federal National
   Mortgage Assoc.                   20,976     1,144,870
Fortress Investment Group LLC
   (Class A)                          4,794       137,492(j)
Greenhill & Company, Inc.             2,852       175,084(j)
Hartford Financial Services
   Group, Inc.                        1,594       152,355
HCC Insurance Holdings, Inc.         17,136       527,789(j)
Legg Mason, Inc.                      2,322       218,756
Mellon Financial Corp.               16,547       713,838
Metlife, Inc.                         8,859       559,446
SL Green Realty Corp. (REIT)          1,526       209,337
State Street Corp.                   19,022     1,231,674(e)
SunTrust Banks, Inc.                 10,423       865,526
Zions Bancorporation                  1,903       160,842
                                               13,065,621


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 7.5%

Abbott Laboratories                  32,049   $ 1,788,334
Accuray Inc.                            935        20,794(a,j)
Aetna, Inc.                          24,776     1,084,941
Alcon, Inc.                           1,409       185,734
Amgen, Inc.                          24,400     1,363,472(a)
Amylin Pharmaceuticals, Inc.          4,861       181,607(a,j)
Barr Pharmaceuticals, Inc.            4,173       193,419(a,j)
DENTSPLY International, Inc.          4,630       151,632
Gen-Probe Inc.                        2,252       106,024(a)
Gilead Sciences, Inc.                 1,801       137,776(a)
Henry Schein, Inc.                    3,086       170,285(a,j)
Hologic, Inc.                         1,086        62,597(a,j)
Lifecell Corp.                        4,340       108,370(a,j)
Lincare Holdings Inc.                21,236       778,299(a)
Manor Care, Inc.                      3,680       200,045(j)
Medtronic Inc.                       21,715     1,065,338
Pfizer Inc.                          72,592     1,833,674(h)
Psychiatric Solutions Inc.            6,497       261,894(a,j)
Quest Diagnostics Inc.                  868        43,287(j)
Resmed, Inc.                          2,453       123,558(a,j)
Thermo Electron Corp.                 6,683       312,430(a,j)
Vertex Pharmaceuticals, Inc.          4,008       112,384(a,j)
Wyeth                                46,641     2,333,449(h)
                                               12,619,343

INDUSTRIALS -- 3.6%

Corporate Executive Board Co.         2,282       173,341
CoStar Group, Inc.                    3,734       166,835(a,j)
Danaher Corp.                         1,563       111,676(j)
Dover Corp.                          25,730     1,255,881
Harsco Corp.                          5,302       237,848
Hexcel Corp.                          7,608       151,019(a,h,j)
Joy Global, Inc.                      2,453       105,234(j)
MoneyGram International, Inc.         7,076       196,430(j)
Southwest Airlines Co.               71,658     1,053,373(h,j)
Spirit Aerosystems
   Holdings, Inc. (Class A)           2,882        91,792(a,j)
Stericycle, Inc.                      2,205       179,707(a,j)
Sunpower Corp. (Class A)              3,619       164,664(a,j)
Textron Inc.                         12,315     1,105,887(j)
United Technologies Corp.            14,572       947,180
WESCO International, Inc.             2,615       164,170(a,j)
                                                6,105,037

INFORMATION TECHNOLOGY -- 11.4%

Activision, Inc.                     29,327       555,453(a,h,j)
Analog Devices, Inc.                 12,637       435,850
Automatic Data Processing, Inc.                    26,0571,261,159
CDW Corp.                               729        44,782(j)
Cisco Systems, Inc.                  76,216     1,945,794(a)
Citrix Systems, Inc.                  4,722       151,246(a)
Cogent, Inc.                         10,085       135,643(a,j)

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Comverse Technology, Inc.             7,135   $   152,332(a,h,j)
Dell, Inc.                           10,423       241,918(a)
DST Systems, Inc.                     2,002       150,550(a,j)
eBay, Inc.                            4,299       142,512(a)
EMC Corp.                            39,749       550,524(a,j)
Fidelity National Information
   Services, Inc.                     7,295       331,631
First Data Corp.                      5,208       140,095
Fiserv, Inc.                          1,552        82,349(a)
Harris Corp.                          5,420       276,149
Intel Corp.                          59,066     1,129,933
Intuit Inc.                          45,848     1,254,401(a,j)
Juniper Networks, Inc.               11,112       218,684(a,j)
Linear Technology Corp.               7,269       229,628(j)
Macrovision Corp.                     9,144       229,057(a,j)
Microchip Technology Inc.             4,970       176,584
Microsoft Corp.                      81,948     2,283,891(h)
Molex, Inc. (Class A)                44,684     1,112,185(j)
NAVTEQ Corp.                          2,975       102,637(a,j)
Neustar, Inc. (Class A)               7,484       212,845(a,j)
Oracle Corp.                        110,742     2,007,752(a)
Paychex, Inc.                        21,967       831,890
QUALCOMM, Inc.                        7,818       333,516
SAIC, Inc.                            8,514       147,462(a,j)
Western Union Co.                    60,844     1,335,526
Yahoo! Inc.                          37,261     1,165,897(a)
                                               19,369,875

MATERIALS -- 0.9%

Cabot Corp.                           1,820        86,869
Martin Marietta Materials, Inc.       1,729       233,761
Monsanto Co.                         15,551       854,683
Praxair, Inc.                         2,896       182,332(j)
Sealed Air Corp.                      3,344       105,670
                                                1,463,315

TELECOMMUNICATION SERVICES -- 0.3%

American Tower Corp. (Class A)        4,157       161,915(a,j)
BigBand Networks, Inc.                4,775        85,998(a)
Leap Wireless
   International Inc.                   219        14,450(a)
NII Holdings Inc. (Class B)           3,111       230,774(a,j)
                                                  493,137

UTILITIES -- 0.4%

DTE Energy Co.                        2,872       137,569(j)
ITC Holdings Corp.                    5,137       222,381
PPL Corp.                             4,112       168,181
SCANA Corp.                           3,504       151,268
                                                  679,399

TOTAL DOMESTIC EQUITY
   (COST $70,445,750)                          79,433,191


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

FOREIGN EQUITY -- 29.6%
--------------------------------------------------------------------------------

COMMON STOCK -- 28.9%


CONSUMER DISCRETIONARY -- 2.2%

Accor S.A.                            1,786   $   170,082(j)
China Travel International Inv                     71,77733,527
Cyrela Brazil Realty S.A.               100           935
Dogan Yayin Holding                   7,005        25,748(a)
Gafisa S.A.                           2,749        34,934
Genting Berhad                        4,500        51,735
Good Fellow Group Ltd.              429,904        55,015(a)
Hyundai Motor Co.                     2,550       179,199
Indian Hotels Company Ltd.            7,490        25,150
Koninklijke Philips
   Electronics N.V.                  22,518       856,981(j)
Lagardere SCA (Regd.)                   947        72,661(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                 3,468       383,394(j)
Massmart Holdings Ltd.                2,047        23,808
Naspers Ltd.                          1,012        24,489
ON*Media Corp.                        5,840        47,435(a)
Persimmon PLC                         1,652        45,556
Prajay Engineers
   Syndicate Ltd.                     5,311        26,882
Reed Elsevier PLC                    21,193       252,519
Renault S.A.                            348        40,557
Sekisui Chemical Company Ltd.        40,999       326,048(j)
Shenzhou International
   Group, Holdings Ltd.               6,999         2,821
Swatch Group AG                         220        57,892
Toyota Motor Corp.                   13,716       877,034(j)
Urbi Desarrollos Urbanos
   S.A. de C.V.                      13,955        58,867(a)
                                                3,673,269

CONSUMER STAPLES -- 2.0%

Bajaj Hindusthan Ltd.                 4,393        19,992
Carrefour S.A.                        1,907       138,983(j)
Central European
   Distribution Corp.                   787        22,910(a,j)
Chaoda Modern Agriculture            50,000        35,064
Cosan S.A. Industria
   e Comercio                         1,900        34,638(a)
Diageo PLC                           24,476       494,218
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)          214        23,623
IOI Corp Bhd                         11,000        70,311
Metro AG                              3,684       259,959
Nestle S.A. (Regd.)                   2,331       903,625
Seven & I Holdings
   Company Ltd.                      13,800       419,581
Shinsegae Company Ltd.                   50        28,705

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Shiseido Company Ltd.                21,000   $   425,958(j)
Tesco PLC                            58,818       512,499
Tiger Brands Ltd.                     1,937        47,273
Uni-President Enterprises Corp.      40,000        38,317
                                                3,475,656

ENERGY -- 2.7%

Acergy S.A.                          22,206       472,015(a)
BG Group, PLC                        19,547       281,021
CAT Oil AG                            2,010        62,877(a)
China Petroleum &
   Chemical Corp.                   336,000       284,219
China Shenhua Energy
   Company Ltd.                      13,000        31,443
EnCana Corp.                          1,303        65,960
ENI S.p.A.                            3,939       127,729(j)
LUKOIL ADR                              981        84,856
Nexen, Inc.                           2,378       145,771
OAO Gazprom ADR                       4,179       175,100(h,j)
Paladin Resources Ltd.               37,031       291,078(a,j)
PetroChina Company Ltd.              30,000        35,550
Petroleo Brasileiro S.A. ADR          7,899       705,776(a,h,j)
Reliance Industries Ltd. GDR            606        38,057(b)
Saipem S.p.A.                        31,703       919,992
Sasol Ltd.                            1,400        46,725
Sibir Energy Plc                      1,072         9,882(a)
TMK OAO GDR                           3,197       107,419(a,b)
Total S.A.                            9,263       646,732(j)
                                                4,532,202

FINANCIALS -- 8.0%

Allianz AG (Regd.)                    2,047       418,839(j)
AXA S.A.                             10,479       442,745(j)
Banca Intesa S.p.A.                  73,209       554,016
Banco do Brasil S.A.                    665        21,676
Banco Santander Central
   Hispano S.A. (Regd.)              34,958       621,699
Bank of Yokohama Ltd.                46,704       347,684(j)
BNP Paribas                           7,472       777,705(j)
Capital Securities Corp.            106,704        52,398
CapitaLand Ltd.                      68,000       358,272
China Merchants Bank
   Company Ltd.                       4,000         8,078(a)
China Vanke Company Ltd.             20,900        43,275
Credit Agricole S.A.                  7,163       278,327(j)
Credit Suisse Group, (Regd.)         10,373       740,929
Emaar Properties                     10,644        32,031
Hongkong Land Holdings Ltd.          57,999       270,275
Hung Poo Real Estate
   Development Corp.                 50,000        49,634
ICICI Bank Ltd.                       2,199        43,105
ICICI Bank Ltd. ADR                   5,964       219,177(h)
ING Groep N.V.                       11,381       479,492


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Jardine Matheson
   Holdings Ltd.                      8,907   $   187,938
Kookmin Bank                          4,662       418,321
Lloyds TSB Group, PLC                27,164       298,357
Mitsubishi Estate
   Company Ltd.                      31,982     1,048,235
Mitsubishi UFJ Financial
   Group, Inc.                           72       811,010
Mitsui Sumitomo Insurance
   Company Ltd.                      22,000       275,571
Nomura Holdings, Inc.                50,999     1,060,365
Ping An Insurance Group               5,000        24,507
Plaza Centers N.V.                    7,824        28,965(a)
Prudential PLC                       37,551       528,443
PT Bank Niaga                       741,247        60,112
Reliance Capital Ltd. ADR             1,469        22,587(a,b)
Royal Bank of Scotland
   Group, PLC                        24,314       946,135
Samsung Fire & Marine
   Insurance Company Ltd.               270        45,210(a)
Siam Commercial Bank PCL             25,400        49,334
Standard Bank Group, Ltd.             3,525        51,909
State Bank of India Ltd. GDR            456        27,816(j)
Sumitomo Realty &
   Development Company Ltd.           9,000       340,716(j)
Sun Hung Kai Properties Ltd.         26,248       303,317
Swiss Reinsurance                     3,844       349,512(j)
Turkiye Is Bankasi                    5,622        27,148
UniCredito Italiano S.p.A.           97,081       920,759
Woori Investment &
   Securities Co Ltd                  1,590        33,386(a)
                                               13,619,010

HEALTHCARE -- 1.6%

GlaxoSmithKline PLC                  21,230       581,703
Novartis AG (Regd.)                  12,753       690,837(j)
Richter Gedeon Nyrt                     222        40,025
Roche Holding AG                      5,978     1,052,810(j)
Sanofi-Aventis                        1,359       117,768(j)
Smith & Nephew PLC ADR                2,733       173,491
Teva Pharmaceutical
   Industries Ltd. ADR                1,483        55,509
Yuhan Corp.                             215        33,715
Zentiva N.V.                            484        33,287
                                                2,779,145

INDUSTRIALS -- 3.7%

ABB Ltd. (Regd.)                     28,674       488,548
Adecco S.A. (Regd.)                   2,437       154,009
Air China Ltd.                       25,790        17,855
Alstom                                1,337       172,903(a)
Asahi Glass Company Ltd.             27,003       379,403(j)
Barloworld Ltd.                       1,182        29,499

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Brambles Ltd.                        11,720   $   128,859(a)
Canadian National Railway Co.        10,951       483,357
China Communications
   Construction Company Ltd.         30,898        37,247(a)
Chiyoda Corp.                        20,369       445,936(j)
Deutsche Lufthansa AG (Regd.)           827        22,381
Doosan Heavy Industries and
   Construction Company Ltd.          1,280        82,739
East Japan Railway Co.                   71       552,005(j)
Empresas ICA Sociedad
   Controladora S.A. de C.V.         11,219        43,423(a)
Enka Insaat ve Sanayi AS              3,947        53,765
Fraser and Neave Ltd.                 7,000        23,512(j)
Group 4 Securicor PLC               101,753       399,486
Grupo Aeroportuario del
   Sureste S.A. de C.V. ADR
   (Series B)                           528        24,932(j)
Jaiprakash Associates Ltd.            2,376        29,246
Komatsu Ltd.                         14,811       311,084(j)
Larsen & Toubro Ltd.                    550        20,398
Mitsubishi Heavy
   Industries Ltd.                   28,000       180,699(j)
Orascom Construction
   Industries                         5,991       300,778
Orkla ASA                             2,650       186,027
Sandvik AB                           27,348       483,339(j)
Shanghai Electric Group,
   Company Ltd.                     104,000        48,578
Siemens AG (Regd.)                    4,428       471,665(j)
SMC Corp.                               897       120,106
Smiths Group, PLC                    15,259       307,662
United Tractors Tbk PT               64,500        52,307
Vinci S.A.                            1,262       194,903(j)
                                                6,246,651

INFORMATION TECHNOLOGY -- 2.2%

Delta Electronics Inc.               12,067        39,018
Gemtek Technology Corp.              24,000        59,471
HON HAI Precision Industry
   Company Ltd.                      12,400        83,186
Hoya Corp.                           12,900       427,178(j)
Ibiden Company Ltd.                   3,700       191,463(j)
MediaTek Inc.                         8,600        98,755
Megainfo Holdings Ltd.              100,000        19,324(a)
Mettler Toledo
   International Inc.                 1,708       152,986(a)
Nidec Corp.                           7,958       512,224(j)
Nokia OYJ                            34,879       799,975
Samsung Electronics
   Company Ltd.                         890       532,713
Taiwan Semiconductor
   Manufacturing
   Company Ltd.                     237,030       486,351


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                           1,660   $    17,845(j)
Telefonaktiebolaget LM
   Ericsson (Series B)               60,824       222,799
Unimicron Technology Corp.           31,990        41,423
                                                3,684,711

MATERIALS -- 2.9%

Aluminum Corporation
   of China Ltd.                      4,922         5,070
BASF AG                               1,240       139,115(j)
Bayer AG                              6,098       388,334(j)
BHP Billiton PLC                     47,072     1,046,038
Evraz Group, S.A. GDR                   797        26,700(b)
Harmony Gold Mining
   Company Ltd. ADR                   3,160        43,924(a,j)
Holcim Ltd. (Regd.)                   2,184       217,720
Israel Chemicals Ltd.                10,117        69,191
Linde AG                              4,069       436,837
Makhteshim-Agan
   Industries Ltd.                    6,206        38,935
MMC Norilsk Nickel ADR                  235        44,650
Polymetal GDR                         1,763        12,870(a,b)
Polyus Gold Company
   ZAO ADR                              738        35,409(a,j)
POSCO                                   180        75,590
Potash Corp of Saskatchewan           3,920       625,483
Rio Tinto PLC (Regd.)                 8,213       467,471
Samling Global Ltd.                  36,000        13,084(a)
Syngenta AG (Regd)                    2,170       413,274(a)
Tata Steel Ltd.                       2,390        24,788
Toray Industries Inc.                97,999       707,137(j)
Vedanta Resources PLC                 2,458        64,167
                                                4,895,787

TELECOMMUNICATION SERVICES -- 2.3%

America Movil S.A. de C.V.
   ADR (Series L)                     9,228       441,006(h,j)
Bharti Airtel Ltd.                    3,594        62,946(a)
China Mobile Ltd.                     7,000        63,691
Hellenic Telecommunications
   Organization S.A.                  8,144       222,021(a)
Mobile Telesystems OJSC ADR           3,966       221,937(j)
MTN Group, Ltd.                      35,710       484,996
Orascom Telecom
   Holding SAE                          447        30,997
Orascom Telecom
   Holding SAE GDR                      343        23,324(j)
Philippine Long Distance
   Telephone Co.                        646        33,806
Singapore Telecommunications
   Ltd.                             218,622       472,260
Telekom Malaysia Bhd                 17,600        50,904
Telekomunikasi Indonesia
   Tbk PT (Series B)                 51,000        55,052

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

Telenor ASA                          37,097  $    656,358
Turkcell Iletisim Hizmet ADR            843        11,170(j)
Vodafone Group, PLC                 288,204       765,939
Vodafone Group, PLC ADR              10,423       279,962
                                                3,876,369

UTILITIES -- 1.3%

CEZ                                   1,181        52,841
E.ON AG                               4,333       587,054(j)
First Philippine Holdings Corp.                    23,00033,845
Korea Electric Power Corp.              670        26,747
National Grid PLC                    12,117       189,531
Perusahaan Gas Negara                19,000        19,468
RWE AG                                3,259       343,544
Suez S.A.                             4,328       227,453
Veolia Environnement                  8,695       644,228(j)
                                                2,124,711

TOTAL COMMON STOCK
   (COST $36,398,798)                          48,907,511

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
--------------------------------------------------------------------------------

All America Latina
   Logistica S.A.                    17,900       218,544
Cia Vale do Rio Doce                  3,960       124,645
Cia Vale do Rio Doce ADR             27,539       861,420(h)
Petroleo Brasileiro S.A.              1,000        22,551

TOTAL PREFERRED STOCK
   (COST $792,487)                              1,227,160

TOTAL FOREIGN EQUITY
   (COST $37,191,285)                          50,134,671

                                 PRINCIPAL
                                   AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 21.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.2%

U.S. Treasury Bonds
   4.50%    02/15/36            $   968,000       913,928
U.S. Treasury Notes
   4.63%    11/15/09 - 02/15/17   2,934,000     2,940,423
   4.75%    02/28/09 - 01/31/12   4,935,000     4,957,921
                                                8,812,272

FEDERAL AGENCIES -- 1.0%

Federal Home Loan
   Mortgage Corp.
   4.88%    02/09/10              1,230,000     1,232,562
   5.00%    02/16/17                540,000       539,582
                                                1,772,144


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 5.6%

Federal Home Loan
   Mortgage Corp.
   4.50%    06/01/33 - 02/01/35   $ 103,891   $    97,721(h)
   5.00%    07/01/35 - 10/01/35     216,850       209,770(h)
   5.50%    05/01/20                 13,342        13,367(h)
   6.00%    04/01/17 - 05/01/35     268,400       271,923(h)
   6.50%    01/01/27 - 07/01/36     212,016       217,646(h)
   7.00%    10/01/16 - 08/01/36      63,879        66,168(h)
   7.50%    11/01/09 - 09/01/33      31,258        32,547(h)
   8.00%    04/01/30 - 11/01/30       4,444         4,676(h)
   9.00%    04/01/16 - 06/01/21       5,513         5,887(h)
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19      92,478        87,412(h)
   4.50%    05/01/18 - 02/01/35     591,121       568,591(h)
   5.00%    06/01/20 - 08/01/35     489,203       475,167(h)
   5.34%    04/01/37                 42,985        42,958(d,i)
   5.35%    04/01/37                 37,575        37,780(d,i)
   5.37%    04/01/37                 47,385        47,696(d,i)
   5.42%    04/01/37                 51,225        51,561(d,i)
   5.44%    04/01/37                  3,895         3,919(i)
   5.50%    03/01/14 - 08/01/35     385,592       385,976(h)
   5.53%    04/01/37                 16,825        16,930(i)
   5.56%    03/01/37                  3,730         3,753(i)
   5.69%    04/01/37                 35,240        35,460(i)
   5.71%    04/01/37                138,750       140,042(i)
   6.00%    07/01/14 - 08/01/35     513,133       518,486(h)
   6.50%    01/01/15 - 02/01/35     791,690       811,880(h)
   7.00%    10/01/16 - 06/01/36     193,050       199,956(h)
   7.50%    12/01/09 - 03/01/34      83,122        86,456(h)
   8.00%    12/01/11 - 11/01/33      40,0874        1,937(h)
   8.50%    07/01/30 - 05/01/31       3,118         3,355(h)
   9.00%    06/01/09 - 12/01/22      33,964        35,531(h)
   5.00%    TBA                   1,058,000     1,024,782(c)
   5.50%    TBA                   2,285,000     2,260,722(c)
   6.00%    TBA                     460,000       463,306(c)
   6.50%    TBA                     280,000       285,600(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34     191,068       181,791(h)
   5.00%    08/15/33                 37,343        36,407(h)
   6.00%    04/15/30 - 09/15/36      95,923        97,275(h)
   6.50%    02/15/24 - 08/15/36     207,526       213,117(h)
   7.00%    03/15/12 - 09/15/36      93,400        96,893(h)
   8.00%    09/15/29 - 06/15/30         434           457(h)
   8.50%    10/15/17                 50,344        53,511(h)
   9.00%    11/15/16 - 12/15/21      62,215        66,866(h)
   5.50%    TBA                     120,000       119,325(c)
                                                9,414,603

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Collateralized Mortgage
   Obligation Trust (Class B)
   5.88%    11/01/18                  1,954         1,668(d,f,h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal Home Loan
   Mortgage Corp.
   1.13%    04/15/37            $   145,000    $    7,748
   1.33%    10/15/18                129,301         7,786(g,h,i)
   1.83%    12/15/30                286,185        13,057(g,h,i)
   1.88%    09/15/36                140,294        10,325(g,i)
   2.46%    09/15/36                140,226        12,949(g,i)
   3.22%    10/15/33                 54,485        42,273(h,i)
   3.98%    12/15/33                 35,255        29,871(h,i)
   4.00%    02/15/21                 94,556        13,164(g)
   4.50%    04/15/13 - 12/15/20     526,627        61,430(g,h)
   5.00%    12/15/13 - 12/01/34   1,411,561       232,692(g,h)
   5.50%    04/15/17 - 06/15/33     191,049        28,757(g,h)
   5.50%    12/15/32 - 12/15/36     364,957       362,940
   7.50%    01/15/16                 13,046        13,442(h)
   7.50%    07/15/27                 14,293         2,827(g,h)
   8.00%    04/15/20                    796           795(h)
   8.00%    02/01/23 - 07/01/24       5,526         1,189(g,h)
   24.17%   04/25/37                290,000        15,678(d)
   24.26%   09/25/43                424,418         4,816(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
   6.34%    08/01/27                  1,202           967(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 1)
   4.69%    11/01/34                 93,974        71,577(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 2)
   7.50%    11/01/23                 37,295         8,807(g,h)
   8.00%    08/01/23 - 07/01/24      12,028         2,759(g,h)
   8.50%    03/01/17 - 07/25/22       4,683         1,057(g,h)
   9.00%    05/25/22                  2,093           575(g,h)
Federal National
   Mortgage Assoc.
   1.13%    04/25/37                129,665         6,888
   1.19%    12/25/42                200,206         3,785(g,h,i)
   1.45%    03/25/37                114,181         7,636(g,i)
   1.68%    10/25/29                 72,287         4,095(g,h,i)
   1.88%    06/25/36 - 02/25/37   1,551,370       100,285(g,i)
   2.28%    09/25/42                267,685        14,472(g,h,i)
   2.33%    04/25/17 - 10/25/17     159,438         9,237(g,h,i)
   2.38%    08/25/16                 47,202         2,042(g,h,i)
   3.56%    09/25/31                 57,866        53,567(h,i)
   4.50%    05/25/18                 38,770         3,459(g,h)
   4.75%    11/25/14                 25,607         1,496(g,h)
   5.00%    08/25/17 - 02/25/32      59,440         5,748(g,h)
   5.50%    03/25/33                 30,000        29,892
   5.67%    04/24/37                 30,000        30,225
   8.00%    07/25/14                 19,026        19,247(h)
Federal National Mortgage
   Assoc. (Class S)
   1.78%    02/25/31                 81,659         4,144(g,h,i)

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. REMIC
   1.88%    01/25/37               $384,553   $    22,996(g,i)
   4.50%    11/25/13                 66,800         2,453(g,h)
   4.91%    03/25/31                 78,624        77,627(h,i)
   5.00%    10/25/22                 45,287         6,534(g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
   5.73%    12/25/22                  2,054         1,719(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class J)
   1080.91% 03/25/22                      9            75(g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
   1008.00% 05/25/22                     11           320(g,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
   5.00%    08/01/34                 74,713        17,772(g)
                                                1,374,863

ASSET BACKED -- 0.3%

Bank One Issuance Trust
   3.59%    05/17/10                 19,230        19,077(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.69%    01/25/34                  8,643         8,662(h,i)
Capital One Master Trust (Class C)
   6.70%    06/15/11                 64,000        65,181(b,h)
Carmax Auto Owner Trust
   4.35%    03/15/10                 44,000        43,553(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.82%    03/25/32                 15,433        15,439(h,i)
Citibank Credit Card
   Issuance Trust
   4.45%    04/07/10                 40,000        39,609(h)
Countrywide Home Equity Loan
   Trust (Class A)
   5.55%    07/15/27                 16,087        16,089(h,i)
Fleet Home Equity Loan
   Trust (Class A)
   5.57%    01/20/33                 20,971        20,990(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10                 48,716        48,138(h)
Mid-State Trust
   7.54%    07/01/35                  7,106         7,600(h)
Peco Energy Transition Trust
   6.52%    12/31/10                 29,000        30,289(h)
Residential Asset Mortgage
   Products, Inc.
   5.56%    03/25/34                  4,944         4,946(h,i)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Residential Asset Securities Corp.
   5.82%    07/25/32            $     7,531   $     7,532(h,i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 53,057        52,395(h,i)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10                 29,000        28,808(h)
Wells Fargo Home Equity Trust
   3.97%    05/25/34                 25,447        24,872(h,i)
                                                  433,180

CORPORATE NOTES -- 6.1%

Abbey National PLC
   7.95%    10/26/29                 58,000        72,203(h)
Abbott Laboratories
   5.88%    05/15/16                 25,000        25,837(h)
AES Ironwood LLC
   8.86%    11/30/25                113,025       127,153
Allergan, Inc.
   5.75%    04/01/16                 40,000        40,577
Allied Waste North America
   Inc. (Series B)
   7.13%    05/15/16                135,000       137,362
Allied World Assurance
   Holdings Ltd.
   7.50%    08/01/16                 30,000        32,192
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 47,000        46,440(h)
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                 64,000        62,977(h)
American General Corp.
   7.50%    08/11/10                 35,000        37,490(h)
American Railcar Industries, Inc.
   7.50%    03/01/14                 30,000        30,825(b)
AmerisourceBergen Corp.
   5.88%    09/15/15                 50,000        49,607
Anadarko Petroleum Corp.
   6.45%    09/15/36                 30,000        29,680
Aramark Corp.
   8.50%    02/01/15                 40,000        41,600(b)
Arizona Public Service Co.
   6.25%    08/01/16                 20,000        20,575(h)
AvalonBay Communities,
   Inc. (REIT)
   5.75%    09/15/16                 60,000        60,809(h)
BAC CAP TRUST V
   5.63%    03/08/35                 58,000        54,018(h)
Banco BMG S.A.
   9.15%    01/15/16                100,000       107,250(b,h)
Banco Santander Chile
   5.38%    12/09/14                 61,000        60,824(b,h)

See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Bank of America Corp.
   5.75%    08/15/16                $70,000   $    71,190(h)
Bank of America NA
   5.30%    03/15/17                 45,000        44,437
Bear Stearns Companies, Inc.
   5.55%    01/22/17                 10,000         9,811
BellSouth Corp.
   4.20%    09/15/09                 50,000        48,937(h)
   6.55%    06/15/34                 11,000        11,294(h)
BJ Services Co.
   5.75%    06/01/11                 90,000        91,106(h)
BNP US Funding LLC (Series A)
   7.74%    12/31/49                 29,000        29,377(b,h,i)
Bristol-Myers Squibb Co.
   5.88%    11/15/36                 30,000        29,434
British Telecommunications PLC
   8.63%    12/15/10                 35,000        39,071(h)
   9.13%    12/15/30                 66,000        90,825
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20                 96,000       113,683(h)
Cablevision Systems Corp.
   8.00%    04/15/12                 35,000        35,525(h)
Cadbury Schweppes
   US Finance LLC
   3.88%    10/01/08                 54,000        52,867(b,h)
Capital One Bank
   6.50%    06/13/13                 29,000        30,311(h)
Capital One Capital III
   7.69%    08/15/36                 35,000        37,779
Carolina Power & Light Co.
   5.15%    04/01/15                 26,000        25,533(h)
   5.70%    04/01/35                 13,000        12,489(h)
   6.13%    09/15/33                 38,000        38,670(h)
CBS Corp.
   5.63%    05/01/07                 10,000        10,001(h)
Chaoda Modern Agriculture
   7.75%    02/08/10                 40,000        40,500(b)
Chesapeake Energy Corp.
   6.88%    01/15/16                 65,000        65,812
CIT Group, Inc.
   5.13%    09/30/14                 50,000        48,431
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 19,000        24,853(h)
Commonwealth Bank
   of Australia
   6.02%    03/29/49                 85,000        85,603(b,h,i)
ConocoPhillips Canada
   Funding Co.
   5.95%    10/15/36                 50,000        50,615
Consumers Energy Co.
   5.15%    02/15/17                 38,000        36,591(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Countrywide Home Loans, Inc.
   5.63%    05/15/07             $   54,000   $    54,015(h)
Coventry Health Care, Inc.
   5.95%    03/15/17                 30,000        29,839
COX Communications, Inc.
   7.75%    11/01/10                 35,000        37,782
CRH America, Inc.
   6.00%    09/30/16                 60,000        60,822(h)
CSX Transportation, Inc.
   9.75%    06/15/20                  5,000         6,610(h)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 38,000        37,501(h)
   4.75%    01/15/08                 38,000        37,821(h)
DBS Bank Ltd.
   5.00%    11/15/19                 27,000        26,331(b,h,i)
Delhaize America, Inc.
   8.13%    04/15/11                 40,000        43,753(h)
Detroit Edison Co. (Series B)
   5.45%    02/15/35                 61,000        56,940(h)
Devon OEI Operating Inc.
   4.38%    10/01/07                 32,000        31,828(h)
Dominion Resources, Inc.
   (Series B)
   6.30%    09/30/66                 65,000        66,182(i)
Dover Corp.
   6.50%    02/15/11                 30,000        31,366
   6.65%    06/01/28                 20,000        21,823
Duke Energy Corp.
   5.38%    01/01/09                 15,000        15,037
Echostar DBS Corp.
   7.00%    10/01/13                160,000       164,800
EI Du Pont de Nemours & Co.
   4.88%    04/30/14                 30,000        29,178
El Paso Production Holding Co.
   7.75%    06/01/13                 95,000        99,275(h)
Embarq Corp.
   7.08%    06/01/16                 20,000        20,385(h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
   10.50%   07/19/13                 60,000        66,300(b,h)
Federated Retail Holdings Inc.
   5.35%    03/15/12                 30,000        29,955
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 13,000        13,626(h)
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                 76,900        76,980(h)
Freeport-McMoRan Copper &
   Gold, Inc.
   8.38%    04/01/17                 50,000        54,062
Gaz Capital for Gazprom
   6.21%    11/22/16                100,000       100,050(b)
   6.51%    03/07/22                100,000       101,500(b)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Georgia Gulf Corp.
   9.50%    10/15/14               $140,000   $   134,400(b)
Gol Finance
   7.50%    04/03/17                 40,000        39,310(b)
Goldman Sachs Group, Inc.
   6.60%    01/15/12                 80,000        84,360
GS Caltex Corp.
   5.50%    10/15/15                 58,000        57,610(b,h)
GTE Corp.
   6.94%    04/15/28                 17,000        18,029(h)
   7.51%    04/01/09                 38,000        39,580(h)
Harrah's Operating
   Company, Inc.
   5.38%    12/15/13                 60,000        53,185
HCA Inc.
   9.13%    11/15/14                 60,000        64,125(b)
Home Depot, Inc.
   5.25%    12/16/13                 50,000        49,654
Hospira, Inc.
   5.55%    03/30/12                 45,000        45,049
HSBC Bank USA NA
   4.63%    04/01/14                100,000        95,733
HSBC Capital Funding LP
   (Series 1)
   9.55%    12/31/49                 48,000        53,973(b,h,i)
Hydro Quebec
   8.50%    12/01/29                 25,000        34,763
IBM Canada Credit Services Co.
   3.75%    11/30/07                 32,000        31,715(b,h)
Idearc Inc.
   8.00%    11/15/16                 85,000        87,444(b)
IIRSA Norte Finance Ltd.
   8.75%    05/30/24                100,000       117,500(b,h)
International Business
   Machines Corp.
   3.80%    02/01/08                 38,000        37,577(h)
International Steel Group Inc.
   6.50%    04/15/14                 40,000        41,588
IPSCO, Inc.
   8.75%    06/01/13                 35,000        37,275
iStar Financial, Inc. (REIT)
   4.88%    01/15/09                 19,000        18,843(h)
   7.00%    03/15/08                 32,000        32,406(h)
JBS S.A.
   9.38%    02/07/11                100,000       105,250
   10.50%   08/04/16                100,000       113,750(b,h)
JP Morgan Chase & Co.
   7.00%    11/15/09                 60,000        62,758
JP Morgan Chase Bank
   5.88%    06/13/16                 80,000        82,227
Kansas Gas & Electric
   5.65%    03/29/21                 32,000        31,509(h)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 38,000        36,467(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Kraft Foods, Inc.
   5.25%    06/01/07             $   35,000   $    34,980(h)
Lehman Brothers Holdings, Inc.
   5.75%    07/18/11                 25,000        25,488
LIN Television Corp.
   6.50%    05/15/13                155,000       151,706
MacDermid, Inc.
   9.13%    07/15/11                100,000       104,813
Majestic Star Casino LLC
   9.50%    10/15/10                100,000       104,875
Marfrig Overseas Ltd.
   9.63%    11/16/16                100,000       104,250(b)
Markel Corp.
   7.35%    08/15/34                 20,000        21,431
MBIA, Inc.
   5.70%    12/01/34                 25,000        23,792
Mediacom LLC
   9.50%    01/15/13                135,000       139,219(h)
Merck & Company, Inc.
   5.75%    11/15/36                  5,000         4,850
Metropolitan Life Global
   Funding I
   4.25%    07/30/09                 60,000        59,012(b)
Midamerican Energy
   Holdings Co.
   6.13%    04/01/36                 50,000        49,892
Mohegan Tribal
   Gaming Authority
   8.00%    04/01/12                 90,000        93,375(h)
Morgan Stanley
   6.60%    04/01/12                 65,000        68,628
Motorola, Inc.
   4.61%    11/16/07                    250           249(h)
MUFG Capital Finance 1 Ltd.
   6.35%    07/29/49                100,000       102,043(h,i)
National Power Corp.
   9.63%    05/15/28                 75,000        94,594(h)
Nelnet, Inc.
   5.13%    06/01/10                 71,000        69,357(h)
Nevada Power Co. (Series N)
   6.65%    04/01/36                 35,000        36,474
New Cingular Wireless
   Services Inc.
   8.75%    03/01/31                 39,000        50,480(h)
News America, Inc.
   7.25%    05/18/18                 32,000        35,502(h)
Nisource Finance Corp.
   5.45%    09/15/20                 20,000        18,915(h)
   7.88%    11/15/10                 15,000        16,270
Norfolk Southern Corp.
   6.00%    04/30/08                 35,000        35,221(h)
Norfolk Southern Railway Co.
   9.75%    06/15/20                 17,000        22,846(h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Nortel Networks Ltd.
   10.75%   07/15/16             $   40,000   $    44,400(b)
Northeast Utilities (Series B)
   3.30%    06/01/08                 22,000        21,519(h)
NorthWestern Corp.
   5.88%    11/01/14                 88,000        86,808(h)
NRG Energy, Inc.
   7.38%    01/15/17                 20,000        20,525
Ohio Power Co. (Series E)
   6.60%    02/15/33                 22,000        23,298(h)
ONEOK Partners LP
   5.90%    04/01/12                 55,000        56,277(h)
OPTI Canada Inc.
   8.25%    12/15/14                 85,000        88,400(b)
Pacific Gas & Electric Co.
   5.80%    03/01/37                 30,000        29,042
   6.05%    03/01/34                 29,000        28,877(h)
PanAmSat Corp.
   9.00%    08/15/14                 82,000        88,765(h)
Pemex Finance Ltd.
   9.03%    02/15/11                 61,600        65,679(h)
Pemex Project Funding
   Master Trust
   6.13%    08/15/08                 53,000        53,447(h)
   7.38%    12/15/14                 29,000        32,044(h)
   7.88%    02/01/09                 20,000        20,862
Pepco Holdings, Inc.
   5.50%    08/15/07                 11,000        10,996(h)
Petrobras International
   Finance Co.
   6.13%    10/06/16                 60,000        61,200(h)
Playtex Products, Inc.
   8.00%    03/01/11                 40,000        41,800
Prudential Financial, Inc.
   5.70%    12/14/36                 50,000        47,849
Prudential Holdings LLC (Series C)
   8.70%    12/18/23                100,000       125,904(b,h)
Public Service Company
   of Colorado
   7.88%    10/01/12                 50,000        56,113
Puget Sound Energy, Inc.
   3.36%    06/01/08                 22,000        21,496(h)
   5.48%    06/01/35                 38,000        34,663(h)
   6.27%    03/15/37                 35,000        35,341(h)
Pulte Homes, Inc.
   4.88%    07/15/09                 40,000        39,271
Quebecor World Inc.
   9.75%    01/15/15                120,000       126,000(b)
Rabobank Capital Funding Trust
   5.25%    12/29/49                 60,000        57,834(b,h,i)
Reichhold Industries, Inc.
   9.00%    08/15/14                 45,000        45,450(b)
Residential Capital LLC
   6.38%    06/30/10                 65,000        64,980
   6.46%    04/17/09                 65,000        64,758(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Resona Bank Ltd.
   5.85%    09/29/49               $100,000   $    99,511(b,h,i)
Rock-Tenn Co.
   8.20%    08/15/11                 80,000        84,800
Roseton Danskammer
   (Series B)
   7.67%    11/08/16                135,000       143,100(h)
Rouse Company LP (REIT)
   6.75%    05/01/13                 90,000        91,722(b,h)
Royal Bank of Scotland
   Group PLC
   5.00%    10/01/14                 20,000        19,579
Sabine Pass LNG LP
   7.50%    11/30/16                100,000       100,750(b)
Security Benefit Life Insurance
   8.75%    05/15/16                 25,000        29,233(b)
Simon Property Group,
   L.P. (REIT)
   4.60%    06/15/10                 38,000        37,356(h)
Smith International, Inc.
   6.00%    06/15/16                 55,000        56,045(h)
Southern Natural Gas Co.
   5.90%    04/01/17                 25,000        25,000(b)
Sovereign Capital Trust VI
   7.91%    06/13/36                 70,000        77,904
Sprint Capital Corp.
   7.63%    01/30/11                 50,000        53,701
Stallion Oilfield Finance Corp.
   9.75%    02/01/15                 25,000        25,437(b)
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                 70,000        68,520(i)
Stewart Enterprises, Inc.
   6.25%    02/15/13                 50,000        48,500(h)
Telecom Italia Capital S.A.
   7.20%    07/18/36                 30,000        31,348
Telecom Personal S.A.
   9.25%    12/22/10                 30,000        31,387(b)
Tennessee Gas Pipeline Co.
   8.38%    06/15/32                 30,000        36,961
The Kroger Co.
   6.80%    12/15/18                 38,000        39,570(h)
The Thomson Corp.
   5.50%    08/15/35                 38,000        33,948(h)
Time Warner, Inc.
   6.88%    05/01/12                  6,000         6,390(h)
TNK-BP Finance S.A.
   6.63%    03/20/17                100,000        99,250(b)
Tronox Worldwide LLC
   9.50%    12/01/12                 65,000        68,900
TXU Electric Delivery Co.
   5.73%    09/16/08                 45,000        44,993(i)
   6.38%    05/01/12                 42,000        43,544(h)
Union Pacific Railroad Co.
   5.87%    07/02/30                 60,000        61,290(h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

United Overseas Bank Ltd.
   4.50%    07/02/13               $120,000   $   115,691(b,h)
VTB Capital S.A.
   6.10%    09/21/07                 60,000        60,000(b,h,i)
Wachovia Corp.
   5.63%    10/15/16                115,000       115,340
Wal-Mart Stores, Inc.
   5.25%    09/01/35                 50,000        45,343
Wells Fargo & Co.
   5.25%    12/01/07                 19,000        18,985(h)
Westar Energy, Inc.
   5.15%    01/01/17                 26,000        24,846(h)
   7.13%    08/01/09                 19,000        19,692(h)
Westlake Chemical Corp.
   6.63%    01/15/16                 80,000        78,000
Windstream Corp.
   7.00%    03/15/19                 50,000        50,000(b)
   8.63%    08/01/16                 80,000        87,500
Wisconsin Electric Power
   3.50%    12/01/07                 45,000        44,475(h)
Wyeth
   4.38%    03/01/08                 50,000        49,664(h)
   5.95%    04/01/37                 45,000        44,554
                                               10,306,694

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%

Banc of America Funding Corp.
   5.74%    03/20/36                 31,940        31,989(h,i)
   5.85%    02/20/36                 63,939        64,323(h,i)
Banc of America Mortgage
   Securities (Class B)
   5.38%    01/25/36                 31,914        31,500(h,i)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                 49,437        50,286(h)
Bear Stearns Commercial
   Mortgage Securities
   5.41%    03/11/39                 35,000        35,431(h,i)
   5.48%    10/12/41                 79,000        79,909(i)
   5.53%    10/12/41                 79,000        80,018(i)
   6.02%    02/14/31                 96,000        97,082(h)
CalSTRS Trust
   4.13%    11/20/12                107,000       106,137(b,h)
Countrywide Alternative
   Loan Trust
   6.00%    03/25/36                 19,986        16,670(h)
Countrywide Alternative Loan
   Trust (Class B)
   6.00%    05/25/36 - 08/25/36      34,799        29,889(h)
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
   5.50%    12/25/35                 25,579        24,911(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36           $     24,692   $    24,116(h,i)
Crusade Global Trust (Class A)
   5.54%    09/18/34                 20,796        20,849(h,i)
CS First Boston Mortgage
   Securities Corp.
   5.25%    07/15/37                835,509        20,891(b,d,h,i)
   5.25%    08/25/34                 22,763        22,560
   5.33%    10/25/35                 39,563        37,961(h,i)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                251,059       254,012(h)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                 23,059        23,244(h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35                313,970       317,327(h)
   6.47%    04/15/34                 50,000        52,061(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.23%    12/10/41              1,387,294        29,090(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                 62,818        62,838(h)
Impac CMB Trust (Class A)
   6.08%    12/25/33                 28,357        28,357(h,i)
Indymac INDA Mortgage
   Loan Trust
   5.16%    01/25/36                 63,909        62,451(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                 63,909        63,683(h,i)
Indymac Index Mortgage
   Loan Trust
   5.38%    06/25/35                 42,693        42,162(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.12%    01/12/39              1,121,129        38,308(b,h,i)
   6.47%    11/15/35                 45,511        47,756(h)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27                101,278        99,152(h,i)
   5.17%    01/18/12              1,056,887        28,201(d,h,i)
   5.26%    09/15/39                 50,000        50,244(h)
   5.42%    02/15/40                 50,000        50,092
   5.46%    01/15/36                556,197        36,189(b,d,h)
   6.97%    03/15/36                913,023        26,039(b,d,h,i)
   7.09%    10/15/35                454,856        19,040(b,d,h,i)
   7.23%    02/15/40                887,521        18,996(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                 28,000        29,617(b,h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class X)
   6.77%    12/15/39               $793,389   $    14,187(b,d,h,i)
Master Alternative Loans Trust
   5.00%    08/25/18                 66,788        10,352(g,h)
   6.50%    08/25/34 - 05/25/35     113,720       115,618(h)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                 47,021        47,932(h)
Merrill Lynch Mortgage
   Trust (Class A)
   5.62%    05/12/39                 80,000        81,534(h,i)
MLCC Mortgage Investors, Inc.
   5.39%    02/25/36                 49,996        49,577(h,i)
Morgan Stanley Capital I
   5.28%    12/15/43                 31,000        31,117(i)
   5.33%    12/15/43                 31,000        30,850(i)
   5.39%    11/12/41                 88,000        87,569(i)
   5.45%    02/20/44                500,000       501,689(i)
   5.71%    07/20/44                100,000       102,331(h)
   7.11%    04/15/33                 76,279        79,095(h)
Morgan Stanley Dean
   Witter Capital I
   7.20%    10/15/33                 24,768        25,983(h)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                 58,331        61,086(h)
   6.54%    02/15/31                 29,503        30,242(h)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30                154,320       155,636(h)
Puma Finance Ltd. (Class A)
   5.51%    03/25/34                 61,859        61,884(h,i)
   5.55%    10/11/34                 32,502        32,485(h,i)
Residential Accredit Loans, Inc.
   6.00%    01/25/36                157,851       154,772(h)
Residential Asset Securitization
   Trust (Class A)
   5.50%    05/25/35                263,491       259,892(h,i)
Structured Asset Securities
   Corp. (Class X)
   2.14%    02/25/28                 58,142         2,489(i)
Wachovia Bank Commercial
   Mortgage Trust
   5.51%    03/15/45                 53,000        53,610(h)
   5.68%    05/15/43                 83,000        84,469(h,i)
Wells Fargo Mortgage Backed
   Securities Trust
   5.50%    01/25/36 - 03/25/36     316,600       305,907(h)
                                                4,533,687

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

SOVEREIGN BONDS -- 0.2%

Government of Bahamas
   6.63%    05/15/33              $  26,000   $    28,786(b,h)
Government of Brazil
   10.25%   01/10/28                250,000       117,853
Government of Canada
   7.50%    09/15/29                 50,000        63,323
Government of Jamaica
   8.00%    03/15/39                100,000       100,250
Government of Manitoba Canada
   4.90%    12/06/16                 35,000        34,562
Government of Mexico
   7.50%    01/14/12                 30,000        32,806
Government of Panama
   6.70%    01/26/36                 30,000        31,140
                                                  408,720

TOTAL BONDS AND NOTES
   (COST $37,586,220)                          37,056,163

                                     NUMBER
                                   OF SHARES      VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.2%
--------------------------------------------------------------------------------

Industrial Select Sector
   SPDR Fund                         45,016     1,599,869(h,j,p)
Financial Select Sector
   SPDR Fund                         10,805       384,982(j,p)

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,555,521)                            1,984,851

TOTAL INVESTMENTS IN SECURITIES
   (COST $146,778,776)                        168,608,876

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.8%

GEI Short Term
   Investment Fund
   5.53%                          4,718,396     4,718,396(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 10.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.35%                         18,466,661    18,466,661(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $23,185,057)                          23,185,057


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE STRATEGIC INVESTMENT FUND                          March 31, 2007 (unaudited)

Schedule of Investments


                                                    VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (COST $169,963,833)                       $191,793,933

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (13.3)%                      (22,482,265)
                                             ------------

NET ASSETS-- 100.0%                          $169,311,668
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Strategic Investment Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                            NUMBER    CURRENT
              EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION      DATE      CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------
Euro Dollar    September
  Futures         2007        15    $3,559,688 $     (657)
U.S. Treasury
  Notes 5 Yr.
  Futures      June 2007      10     1,057,969     (2,144)

The GE Strategic Investment Fund had the following Short futures contracts open at March 31, 2007 (unaudited):

                            NUMBER       CURRENT
              EXPIRATION      OF        NOTIONAL       UNREALIZED
DESCRIPTION      DATE      CONTRACTS      VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures      June 2007       4       $(1,431,200)    $ (28,794)
                                                       ---------
                                                       $ (31,595)
                                                       =========


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Government Securities Fund

                                                                             Q&A


THE GE GOVERNMENT SECURITIES FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, WILLIAM M. HEALEY AND JOSEPH M. RUTIGLIANO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. HEALEY CHOOSES THE PORTFOLIO MANAGERS FOR THE TEAM, OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER HAS DISCRETIONARY AUTHORITY OVER HIS PORTION OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.


Q.  HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM
    COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP
    FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007 the GE Government Securities Fund returned 1.79% for the Class A shares, 1.42% for the Class B shares, and 1.42% for the Class C shares. The Lehman Brothers Government Bond Index, the Fund's benchmark, returned 2.29% and the Fund's Lipper group of 82 Intermediate U.S Government Funds returned an average of 2.38% for the same period.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER
    THE SIX-MONTH PERIOD ENDING MARCH 31, 2007.

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund's duration relative to its benchmark contributed positively to performance. Yield curve positioning to take advantage of a steepening curve created a slight drag on relative return. An underweight in government securities vis-a-vis U.S. treasuries negatively impacted relative return.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
WILLIAM M. HEALEY

GE Government Securities Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,017.95                             4.52
     Class B                         1,000.00                           1,014.16                             8.33
     Class C                         1,000.00                           1,014.16                             8.28
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.24                             4.53
     Class B                         1,000.00                           1,016.52                             8.35
     Class C                         1,000.00                           1,016.57                             8.30
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.90% FOR CLASS A, 1.66% FOR CLASS B AND 1.65% FOR CLASS C, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   1.79% FOR CLASS A SHARES, 1.42% FOR CLASS B SHARES AND 1.42% FOR CLASS C SHARES.

GE Government Securities Fund


FIVE YEAR TREASURY NOTE
YIELD HISTORY
4/1/06 -- 3/31/07

[Line chart omitted -- plot points are as follows:]

Date                       Yield

04/03/06                   4.83%
04/04/06                   4.82%
04/05/06                   4.79%
04/06/06                   4.84%
04/07/06                   4.91%
04/10/06                   4.88%
04/11/06                   4.85%
04/12/06                   4.91%
04/13/06                   4.97%
04/14/06                   4.97%
04/17/06                   4.92%
04/18/06                   4.87%
04/19/06                   4.90%
04/20/06                   4.92%
04/21/06                   4.91%
04/24/06                   4.89%
04/25/06                   4.97%
04/26/06                   5.02%
04/27/06                   4.95%
04/28/06                   4.91%
05/01/06                   5.01%
05/02/06                   4.97%
05/03/06                   5.01%
05/04/06                   5.03%
05/05/06                   4.98%
05/08/06                   5.00%
05/09/06                   5.01%
05/10/06                   5.02%
05/11/06                   5.04%
05/12/06                   5.08%
05/15/06                   5.04%
05/16/06                   4.98%
05/17/06                   5.01%
05/18/06                   4.95%
05/19/06                   4.96%
05/22/06                   4.94%
05/23/06                   4.92%
05/24/06                   4.93%
05/25/06                   4.97%
05/26/06                   4.94%
05/29/06                   4.94%
05/30/06                   4.98%
05/31/06                   5.03%
06/01/06                   5.02%
06/02/06                   4.90%
06/05/06                   4.95%
06/06/06                   4.95%
06/07/06                   4.96%
06/08/06                   4.95%
06/09/06                   4.94%
06/12/06                   4.95%
06/13/06                   4.93%
06/14/06                   5.04%
06/15/06                   5.07%
06/16/06                   5.10%
06/19/06                   5.12%
06/20/06                   5.13%
06/21/06                   5.14%
06/22/06                   5.19%
06/23/06                   5.21%
06/26/06                   5.21%
06/27/06                   5.19%
06/28/06                   5.23%
06/29/06                   5.15%
06/30/06                   5.09%
07/03/06                   5.11%
07/04/06                   5.11%
07/05/06                   5.18%
07/06/06                   5.15%
07/07/06                   5.10%
07/10/06                   5.09%
07/11/06                   5.07%
07/12/06                   5.08%
07/13/06                   5.03%
07/14/06                   5.03%
07/17/06                   5.03%
07/18/06                   5.11%
07/19/06                   5.02%
07/20/06                   4.98%
07/21/06                   4.99%
07/24/06                   4.99%
07/25/06                   5.02%
07/26/06                   4.98%
07/27/06                   4.98%
07/28/06                   4.91%
07/31/06                   4.90%
08/01/06                   4.90%
08/02/06                   4.88%
08/03/06                   4.90%
08/04/06                   4.83%
08/07/06                   4.86%
08/08/06                   4.84%
08/09/06                   4.86%
08/10/06                   4.87%
08/11/06                   4.91%
08/14/06                   4.95%
08/15/06                   4.87%
08/16/06                   4.80%
08/17/06                   4.81%
08/18/06                   4.78%
08/21/06                   4.76%
08/22/06                   4.76%
08/23/06                   4.77%
08/24/06                   4.77%
08/25/06                   4.75%
08/28/06                   4.77%
08/29/06                   4.76%
08/30/06                   4.73%
08/31/06                   4.69%
09/01/06                   4.68%
09/04/06                   4.68%
09/05/06                   4.73%
09/06/06                   4.74%
09/07/06                   4.73%
09/08/06                   4.71%
09/11/06                   4.73%
09/12/06                   4.71%
09/13/06                   4.70%
09/14/06                   4.74%
09/15/06                   4.75%
09/18/06                   4.77%
09/19/06                   4.69%
09/20/06                   4.69%
09/21/06                   4.58%
09/22/06                   4.54%
09/25/06                   4.50%
09/26/06                   4.55%
09/27/06                   4.56%
09/28/06                   4.57%
09/29/06                   4.58%
10/02/06                   4.54%
10/03/06                   4.56%
10/04/06                   4.49%
10/05/06                   4.54%
10/06/06                   4.64%
10/09/06                   4.64%
10/10/06                   4.71%
10/11/06                   4.74%
10/12/06                   4.73%
10/13/06                   4.76%
10/16/06                   4.74%
10/17/06                   4.73%
10/18/06                   4.72%
10/19/06                   4.75%
10/20/06                   4.76%
10/23/06                   4.80%
10/24/06                   4.80%
10/25/06                   4.75%
10/26/06                   4.69%
10/27/06                   4.63%
10/30/06                   4.63%
10/31/06                   4.56%
11/01/06                   4.52%
11/02/06                   4.55%
11/03/06                   4.69%
11/06/06                   4.67%
11/07/06                   4.63%
11/08/06                   4.61%
11/09/06                   4.60%
11/10/06                   4.57%
11/13/06                   4.60%
11/14/06                   4.56%
11/15/06                   4.63%
11/16/06                   4.68%
11/17/06                   4.60%
11/20/06                   4.60%
11/21/06                   4.57%
11/22/06                   4.56%
11/23/06                   4.56%
11/24/06                   4.55%
11/27/06                   4.53%
11/28/06                   4.50%
11/29/06                   4.52%
11/30/06                   4.45%
12/01/06                   4.39%
12/04/06                   4.38%
12/05/06                   4.39%
12/06/06                   4.45%
12/07/06                   4.45%
12/08/06                   4.52%
12/11/06                   4.49%
12/12/06                   4.45%
12/13/06                   4.55%
12/14/06                   4.57%
12/15/06                   4.57%
12/18/06                   4.56%
12/19/06                   4.56%
12/20/06                   4.57%
12/21/06                   4.51%
12/22/06                   4.59%
12/25/06                   4.59%
12/26/06                   4.58%
12/27/06                   4.64%
12/28/06                   4.68%
12/29/06                   4.69%
01/01/07                   4.69%
01/02/07                   4.68%
01/03/07                   4.66%
01/04/07                   4.60%
01/05/07                   4.64%
01/08/07                   4.66%
01/09/07                   4.66%
01/10/07                   4.68%
01/11/07                   4.72%
01/12/07                   4.76%
01/15/07                   4.76%
01/16/07                   4.74%
01/17/07                   4.77%
01/18/07                   4.74%
01/19/07                   4.78%
01/22/07                   4.77%
01/23/07                   4.81%
01/24/07                   4.81%
01/25/07                   4.87%
01/26/07                   4.87%
01/29/07                   4.88%
01/30/07                   4.86%
01/31/07                   4.80%
02/01/07                   4.84%
02/02/07                   4.82%
02/05/07                   4.80%
02/06/07                   4.76%
02/07/07                   4.73%
02/08/07                   4.73%
02/09/07                   4.77%
02/12/07                   4.80%
02/13/07                   4.81%
02/14/07                   4.72%
02/15/07                   4.69%
02/16/07                   4.68%
02/19/07                   4.68%
02/20/07                   4.67%
02/21/07                   4.68%
02/22/07                   4.73%
02/23/07                   4.66%
02/26/07                   4.61%
02/27/07                   4.46%
02/28/07                   4.52%
03/01/07                   4.50%
03/02/07                   4.43%
03/05/07                   4.44%
03/06/07                   4.48%
03/07/07                   4.43%
03/08/07                   4.45%
03/09/07                   4.55%
03/12/07                   4.50%
03/13/07                   4.40%
03/14/07                   4.45%
03/15/07                   4.46%
03/16/07                   4.47%
03/19/07                   4.50%
03/20/07                   4.47%
03/21/07                   4.43%
03/22/07                   4.48%
03/23/07                   4.51%
03/26/07                   4.49%
03/27/07                   4.49%
03/28/07                   4.49%
03/29/07                   4.54%
03/30/07                   4.54%

HIGH 5.23%
LOW 4.38%
AVG. 4.77%


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.


LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government
Peer Group

Based on average annual total returns for the periods ended 3/31/07

               SIX        ONE         FIVE       TEN
              MONTHS      YEAR        YEAR       YEAR
              ------      ----        ----       ----
Number of
Funds in
peer group:     82          81         69          47
---------------------------------------------------------
Peer group
average annual
total return: 2.38%       5.52%      4.14%       5.47%
---------------------------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

                                                           GE Government
                      GE Government                        Securities Fund
                      Securities Fund                         With Load                     LB Government Bond Index
3/97                   $10,000.00                           $ 9,575.00                             $10,000.00
9/97                    10,686.46                            10,232.28                              10,692.33
9/98                    11,927.26                            11,420.35                              12,146.89
9/99                    11,687.39                            11,190.67                              11,938.59
9/00                    12,444.61                            11,915.72                              12,795.71
9/01                    13,970.62                            13,376.87                              14,492.33
9/02                    15,281.00                            14,631.56                              15,946.78
9/03                    15,732.12                            15,063.50                              16,512.75
9/04                    15,984.04                            15,304.72                              16,929.63
9/05                    16,316.48                            15,623.03                              17,347.09
9/06                    16,686.09                            15,976.93                              17,919.62
3/07                    16,985.52                            16,263.64                              18,330.79


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Government
  Securities     1.79%     4.74%     4.22%     5.44%     $16,986
GE Government
  Securities
  W/LOAD        -2.53%     0.29%     3.32%     4.98%     $16,264
  MAXIMUM LOAD
  of 4.25%
LB Government
  Bond Index     2.29%     5.93%     5.07%     6.25%     $18,331


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                       GE Government
                      Securities Fund                 LB Government Bond Index
3/97                   $10,000.00                           $10,000.00
9/97                    10,645.09                            10,692.33
9/98                    11,814.55                            12,146.89
9/99                    11,528.43                            11,938.59
9/00                    12,169.63                            12,795.71
9/01                    13,581.99                            14,492.33
9/02                    14,723.59                            15,946.78
9/03                    15,063.34                            16,512.75
9/04                    15,174.47                            16,929.63
9/05                    15,451.48                            17,347.09
9/06                    15,801.50                            17,919.62
3/07                    16,085.06                            18,330.79


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Government
  Securities     1.42%     3.84%     3.41%      4.86%      $16,085
GE Government
  Securities
  W/LOAD        -1.58%     0.84%     3.41%      4.86%
  MAXIMUM LOAD   3.00%     3.00%     0.00%      0.00%
LB Government
  Bond Index     2.29%     5.93%     5.07%      6.25%      $18,331


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]

                       GE Government
                      Securities Fund                 LB Government Bond Index
9/99                   $10,000.00                           $10,000.00
3/00                    10,273.14                            10,269.80
9/00                    10,607.84                            10,717.94
3/01                    11,334.59                            11,536.00
9/01                    11,851.16                            12,139.06
3/02                    11,666.38                            11,990.68
9/02                    12,844.71                            13,357.34
3/03                    13,021.27                            13,598.03
9/03                    13,126.31                            13,831.41
3/04                    13,341.45                            14,175.21
9/04                    13,238.36                            14,180.60
3/05                    13,208.77                            14,190.63
9/05                    13,429.28                            14,530.27
3/06                    13,301.00                            14,494.26
9/06                    13,618.10                            15,009.83
3/07                    13,810.89                            15,354.24


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007


                                                            ENDING VALUE
                  SIX       ONE      FIVE       SINCE       OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION    INVESTMENT (A)
                ------     ----      ----     ---------    --------------
GE Government
  Securities     1.42%     3.83%     3.43%      4.40%        $13,811
GE Government
  Securities
  W/LOAD         0.42%     2.83%     3.43%      4.40%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
LB Government
  Bond Index     2.29%     5.93%     5.07%      5.88%        $15,354


AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE GOVERNMENT SECURITIES FUND                         March 31, 2007 (unaudited)

Schedule of Investments


GE GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $161,822
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

U.S. Treasuries         57.5%
Short-Term & Other      20.2%
Federal Agencies        15.6%
Mortgage Backed          4.2%
Corporate Notes          2.5%

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 96.5%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 74.6%

U.S. Treasury Bonds
   4.50%    02/15/36           $  9,720,000 $   9,177,041(j)
U.S. Treasury Notes
   3.13%    05/15/07              1,000,000       997,810(h)
   4.63%    11/15/09 - 02/15/17  68,455,000    68,576,008(h,j)
   4.75%    02/28/09 - 02/15/10  13,795,000    13,835,562(j)
   4.88%    02/15/12                500,000       507,875(h)
                                               93,094,296

FEDERAL AGENCIES -- 20.1%

Federal Home Loan
   Mortgage Corp.
   2.88%    05/15/07              6,800,000     6,780,450(h)
   4.88%    02/09/10              4,080,000     4,088,499
   5.00%    02/16/17              3,975,000     3,971,924(j)
   5.25%    07/18/11             10,150,000    10,313,702
                                               25,154,575

AGENCY MORTGAGE BACKED -- 1.4%

Federal Home Loan
   Mortgage Corp.
   6.50%    04/01/31                  3,259         3,358(h)
   7.00%    12/01/26 - 02/01/30       3,898         4,056(h)
   7.50%    02/01/09 - 04/01/12     305,389       312,132(h)
Federal National Mortgage Assoc.
   6.00%    06/01/35                 76,710        77,333(h)
   7.50%    12/01/23                 86,887        90,725(h)
   9.00%    06/01/09 - 07/01/21      32,543        34,212(h)
   5.00%    TBA                     158,000       155,778(c)
   5.50%    TBA                     714,000       706,414(c)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Government National
   Mortgage Assoc.
   8.50%    05/15/21 - 03/15/23  $   28,755   $    31,030(h)
   9.00%    07/15/16                325,125       349,411(h)
                                                1,764,449

ASSET BACKED -- 0.2%

Accredited Mortgage Loan
   Trust (Class A)
   5.62%    07/25/34                299,960       300,582(h,i)

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- 0.2%

Morgan Stanley Dean Witter
   Capital I (Class A)
   6.54%    02/15/31                230,132       235,901(h)

TOTAL BONDS AND NOTES
   (COST $120,856,710)                        120,549,803

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 14.8%
--------------------------------------------------------------------------------

ASSET BACKED -- 7.7%

Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.69%    01/25/34                  5,612         5,625(i)
Chase Credit Card Master
   Trust (Class A)
   5.36%    09/15/09              1,000,000     1,000,061(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
   5.77%    03/25/35              2,556,000     2,558,432(i)
First USA Credit Card Master
   Trust (Class A)
   5.47%    05/17/10              1,000,000     1,000,793(i)
Option One Mortgage Loan
   Trust (Class A)
   5.74%    02/25/33                394,643       394,838(i)
Providian Gateway Master
   Trust (Class A)
   5.68%    07/15/11                800,000       802,625(b,i)
Residential Asset Mortgage
   Products, Inc.
   5.65%    12/25/33                 22,202        22,213(i)
Residential Asset Securities
   Corp. (Class A)
   5.64%    11/25/33                923,968       923,978(i)
Saxon Asset Securities Trust
   5.55%    05/25/35                392,680       392,820(i)
Structured Asset Securities Corp.
   5.52%    02/25/35                460,252       460,486(i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE GOVERNMENT SECURITIES FUND                         March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Superior Wholesale Inventory
   Financing Trust (Class A)
   5.50%    06/15/10             $2,000,000  $  2,005,945(i)
                                                9,567,816

CORPORATE NOTES -- 3.2%

Countrywide Financial Corp.
   5.51%    09/02/08              2,000,000     1,999,872(i)
Prudential Financial, Inc.
   5.49%    06/13/08              2,000,000     2,003,866(i)
                                                4,003,738

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%

Banc of America Large Loan
   5.53%    03/15/22              1,500,000     1,500,379(b,i)
Crusade Global Trust (Class A)
   5.54%    09/18/34                521,945       523,275(i)
Granite Master Issuer PLC
   5.43%    12/20/24              1,500,000     1,500,684(i)
Impac CMB Trust
   5.98%    08/25/33                467,968       468,091(i)
Impac CMB Trust (Class A)
   6.08%    12/25/33                 87,030        87,030(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   5.49%    10/15/17                186,356       186,361(b,i)
Residential Accredit Loans, Inc.
   5.62%    03/25/34                314,259       314,824(i)
Thornburg Mortgage Securities
   Trust (Class A)
   5.66%    04/25/43                242,661       242,850(i)
                                                4,823,494

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $18,407,159)                          18,395,048

TOTAL INVESTMENTS IN SECURITIES
   (COST $139,263,869)                        138,944,851

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 18.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.0%*

GEI Short Term Investment Fund
   5.53%                              1,000  $      1,000(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 18.3%

GEI Short Term Investment Fund
   5.53%                         22,875,929    22,875,929(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,876,929)                          22,876,929

TOTAL INVESTMENTS
   (COST $162,140,798)                        161,821,780

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (29.6)%                      (36,953,254)
                                             ------------

NET ASSETS-- 100%                            $124,868,526
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                           NUMBER      CURRENT
              EXPIRATION     OF       NOTIONAL   UNREALIZED
DESCRIPTION      DATE     CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------
Euro Dollar    September
  Futures        2007         48    $11,391,000   $ (1,980)
U.S. Treasury
  Notes 5 Yr.
  Futures      June 2007      94      9,944,906    (23,151)
                                                  --------
                                                  $(25,131)
                                                  ========


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Short-Term Government Fund

                                                                             Q&A


THE GE SHORT-TERM GOVERNMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, ERIC H. GOULD, WILLIAM M. HEALEY AND JOSEPH M. RUTIGLIANO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. COLONNA CHOOSES THE PORTFOLIO MANAGERS FOR THE TEAM, OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER HAS DISCRETIONARY AUTHORITY OVER HIS PORTION OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Short-Term Government Fund returned 2.43% for the Class A shares, 2.03% for the Class B shares, 1.96% for the Class C shares, and 2.46% for the Class Y shares. The Lehman Brothers 1-3 Year Government Bond Index, the Fund's benchmark, returned 2.40% and the Fund's Lipper peer group of 84 Short Term U.S. Government Funds returned an average of 2.23% for the same period.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING
    THE SIX-MONTH PERIOD ENDING MARCH 31, 2007.

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance during the six-months ending March 31, 2007 was the Fund's exposure to mortgage-backed securities. Mortgage-backed bonds continued to provide the Fund with excess yield above government securities, which translated into higher total return.


[PHOTO OMITTED]

PICTURED TO THE RIGHT: PAUL M. COLONNA

GE Short-Term Government Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,024.27                             4.03
     Class B                         1,000.00                           1,020.32                             7.05
     Class C                         1,000.00                           1,019.57                             7.80
     Class Y                         1,000.00                           1,024.63                             2.77
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.73                             4.03
     Class B                         1,000.00                           1,017.79                             7.04
     Class C                         1,000.00                           1,017.06                             7.80
     Class Y                         1,000.00                           1,021.95                             2.77
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS A, 1.40% FOR CLASS B, 1.55% FOR CLASS C, AND 0.55% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   2.43% FOR CLASS A SHARES, 2.03% FOR CLASS B SHARES, 1.96% FOR CLASS C SHARES, AND 2.46% FOR CLASS Y SHARES.

GE Short-Term Government Fund


TWO YEAR TREASURY NOTE
YIELD HISTORY
4/1/06 -- 3/31/07

[Line chart omitted -- plot points are as follows:]

Date                     Yield
4/3/06                       4.85%
4/4/06                       4.82%
4/5/06                       4.80%
4/6/06                       4.84%
4/7/06                       4.90%
4/10/06                      4.88%
4/11/06                      4.86%
4/12/06                      4.91%
4/13/06                      4.95%
4/14/06                      4.95%
4/17/06                      4.90%
4/18/06                      4.83%
4/19/06                      4.85%
4/20/06                      4.88%
4/21/06                      4.90%
4/24/06                      4.88%
4/25/06                      4.94%
4/26/06                      4.99%
4/27/06                      4.90%
4/28/06                      4.86%
5/1/06                       4.95%
5/2/06                       4.91%
5/3/06                       4.94%
5/4/06                       4.97%
5/5/06                       4.93%
5/8/06                       4.95%
5/9/06                       4.96%
5/10/06                      4.99%
5/11/06                      4.99%
5/12/06                      5.01%
5/15/06                      4.98%
5/16/06                      4.95%
5/17/06                      4.95%
5/18/06                      4.91%
5/19/06                      4.96%
5/22/06                      4.95%
5/23/06                      4.92%
5/24/06                      4.94%
5/25/06                      4.95%
5/26/06                      4.95%
5/29/06                      4.95%
5/30/06                      4.97%
5/31/06                      5.04%
6/1/06                       5.02%
6/2/06                       4.91%
6/5/06                       4.98%
6/6/06                       5.00%
6/7/06                       5.00%
6/8/06                       5.01%
6/9/06                       5.00%
6/12/06                      5.01%
6/13/06                      5.01%
6/14/06                      5.12%
6/15/06                      5.13%
6/16/06                      5.16%
6/19/06                      5.18%
6/20/06                      5.19%
6/21/06                      5.20%
6/22/06                      5.24%
6/23/06                      5.27%
6/26/06                      5.25%
6/27/06                      5.24%
6/28/06                      5.28%
6/29/06                      5.19%
6/30/06                      5.15%
7/3/06                       5.17%
7/4/06                       5.17%
7/5/06                       5.24%
7/6/06                       5.21%
7/7/06                       5.17%
7/10/06                      5.17%
7/11/06                      5.15%
7/12/06                      5.17%
7/13/06                      5.11%
7/14/06                      5.09%
7/17/06                      5.11%
7/18/06                      5.19%
7/19/06                      5.10%
7/20/06                      5.06%
7/21/06                      5.08%
7/24/06                      5.08%
7/25/06                      5.12%
7/26/06                      5.07%
7/27/06                      5.05%
7/28/06                      4.98%
7/31/06                      4.95%
8/1/06                       4.95%
8/2/06                       4.95%
8/3/06                       4.99%
8/4/06                       4.90%
8/7/06                       4.95%
8/8/06                       4.90%
8/9/06                       4.91%
8/10/06                      4.93%
8/11/06                      4.97%
8/14/06                      5.01%
8/15/06                      4.94%
8/16/06                      4.88%
8/17/06                      4.90%
8/18/06                      4.88%
8/21/06                      4.86%
8/22/06                      4.87%
8/23/06                      4.87%
8/24/06                      4.87%
8/25/06                      4.86%
8/28/06                      4.87%
8/29/06                      4.86%
8/30/06                      4.81%
8/31/06                      4.78%
9/1/06                       4.76%
9/4/06                       4.76%
9/5/06                       4.80%
9/6/06                       4.81%
9/7/06                       4.81%
9/8/06                       4.81%
9/11/06                      4.83%
9/12/06                      4.82%
9/13/06                      4.79%
9/14/06                      4.84%
9/15/06                      4.86%
9/18/06                      4.88%
9/19/06                      4.80%
9/20/06                      4.82%
9/21/06                      4.69%
9/22/06                      4.67%
9/25/06                      4.64%
9/26/06                      4.70%
9/27/06                      4.69%
9/28/06                      4.66%
9/29/06                      4.69%
10/2/06                      4.65%
10/3/06                      4.65%
10/4/06                      4.59%
10/5/06                      4.65%
10/6/06                      4.74%
10/9/06                      4.74%
10/10/06                     4.82%
10/11/06                     4.86%
10/12/06                     4.84%
10/13/06                     4.87%
10/16/06                     4.85%
10/17/06                     4.84%
10/18/06                     4.84%
10/19/06                     4.87%
10/20/06                     4.88%
10/23/06                     4.91%
10/24/06                     4.91%
10/25/06                     4.85%
10/26/06                     4.81%
10/27/06                     4.75%
10/30/06                     4.76%
10/31/06                     4.70%
11/1/06                      4.65%
11/2/06                      4.67%
11/3/06                      4.82%
11/6/06                      4.80%
11/7/06                      4.77%
11/8/06                      4.75%
11/9/06                      4.74%
11/10/06                     4.74%
11/13/06                     4.77%
11/14/06                     4.74%
11/15/06                     4.81%
11/16/06                     4.85%
11/17/06                     4.77%
11/20/06                     4.78%
11/21/06                     4.76%
11/22/06                     4.74%
11/23/06                     4.74%
11/24/06                     4.73%
11/27/06                     4.72%
11/28/06                     4.68%
11/29/06                     4.69%
11/30/06                     4.61%
12/1/06                      4.52%
12/4/06                      4.51%
12/5/06                      4.51%
12/6/06                      4.59%
12/7/06                      4.58%
12/8/06                      4.67%
12/11/06                     4.66%
12/12/06                     4.61%
12/13/06                     4.70%
12/14/06                     4.74%
12/15/06                     4.72%
12/18/06                     4.71%
12/19/06                     4.71%
12/20/06                     4.71%
12/21/06                     4.65%
12/22/06                     4.72%
12/25/06                     4.72%
12/26/06                     4.71%
12/27/06                     4.78%
12/28/06                     4.80%
12/29/06                     4.81%
1/1/07                       4.81%
1/2/07                       4.80%
1/3/07                       4.76%
1/4/07                       4.70%
1/5/07                       4.75%
1/8/07                       4.78%
1/9/07                       4.80%
1/10/07                      4.81%
1/11/07                      4.85%
1/12/07                      4.88%
1/15/07                      4.88%
1/16/07                      4.86%
1/17/07                      4.91%
1/18/07                      4.88%
1/19/07                      4.92%
1/22/07                      4.91%
1/23/07                      4.94%
1/24/07                      4.93%
1/25/07                      4.97%
1/26/07                      4.97%
1/29/07                      4.98%
1/30/07                      4.96%
1/31/07                      4.92%
2/1/07                       4.96%
2/2/07                       4.94%
2/5/07                       4.92%
2/6/07                       4.90%
2/7/07                       4.87%
2/8/07                       4.88%
2/9/07                       4.90%
2/12/07                      4.93%
2/13/07                      4.94%
2/14/07                      4.87%
2/15/07                      4.84%
2/16/07                      4.83%
2/19/07                      4.83%
2/20/07                      4.82%
2/21/07                      4.84%
2/22/07                      4.86%
2/23/07                      4.80%
2/26/07                      4.76%
2/27/07                      4.59%
2/28/07                      4.65%
3/1/07                       4.61%
3/2/07                       4.53%
3/5/07                       4.52%
3/6/07                       4.58%
3/7/07                       4.53%
3/8/07                       4.56%
3/9/07                       4.67%
3/12/07                      4.64%
3/13/07                      4.51%
3/14/07                      4.56%
3/15/07                      4.58%
3/16/07                      4.59%
3/19/07                      4.63%
3/20/07                      4.61%
3/21/07                      4.53%
3/22/07                      4.58%
3/23/07                      4.61%
3/26/07                      4.58%
3/27/07                      4.56%
3/28/07                      4.57%
3/29/07                      4.59%
3/30/07                      4.58%

HIGH 5.28%
LOW 4.51%
AVG. 4.85%


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.


LIPPER PERFORMANCE COMPARISON
Short Term U.S. Government Bond
Peer Group
Based on average annual total returns for the periods ended 3/31/07

                SIX      ONE         FIVE      TEN
               MONTHS    YEAR        YEAR      YEAR
               ------    ----        ----      ----
Number of
Funds in
peer group:       84       82         68        43
---------------------------------------------------------
Peer group
average annual
total return:   2.23%    4.71%      2.80%     4.39%
---------------------------------------------------------
Lipper categories in peer group:
Short Term U.S. Government Bond


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                            GE Short-Term
                      GE Short-Term                        Government Fund
                      Government Fund                         With Load                            LB 1-3 Yr.
3/97                   $10,000.00                           $ 9,750.00                             $10,000.00
9/97                    10,385.42                            10,125.79                              10,422.57
9/98                    11,149.47                            10,870.74                              11,248.63
9/99                    11,430.46                            11,144.70                              11,607.90
9/00                    12,077.98                            11,776.03                              12,286.48
9/01                    13,298.29                            12,965.83                              13,597.37
9/02                    14,061.65                            13,710.10                              14,393.69
9/03                    14,350.75                            13,991.98                              14,796.61
9/04                    14,480.78                            14,118.76                              14,969.46
9/05                    14,637.02                            14,271.10                              15,132.93
9/06                    15,150.47                            14,771.71                              15,711.31
3/07                    15,518.11                            15,130.16                              16,087.88


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                        ENDING VALUE
                  SIX       ONE      FIVE       TEN     OF A $10,000
                MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                ------     ----      ----       ----   --------------
GE Short-Term
  Government     2.43%     4.78%     2.91%      4.49%     $15,518
GE Short-Term
  Government
  W/LOAD        -0.13%     2.17%     2.38%      4.23%     $15,130
  MAXIMUM LOAD
  of 2.50%
LB 1-3 Yr.       2.40%     5.15%     3.26%      4.87%     $16,088


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                      GE Short-Term
                      Government Fund                        LB 1-3 Yr.
3/97                   $10,000.00                           $10,000.00
9/97                    10,345.67                            10,422.57
9/98                    11,052.13                            11,248.63
9/99                    11,263.13                            11,607.90
9/00                    11,821.18                            12,286.48
9/01                    12,949.99                            13,597.37
9/02                    13,601.01                            14,393.69
9/03                    13,839.51                            14,796.61
9/04                    13,964.91                            14,969.46
9/05                    14,115.59                            15,132.93
9/06                    14,610.75                            15,711.31
3/07                    14,965.29                            16,087.88


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                        ENDING VALUE
                  SIX       ONE      FIVE       TEN     OF A $10,000
                MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                ------     ----      ----       ----   --------------
GE Short-Term
  Government     2.03%     4.16%     2.29%      4.12%     $14,965
GE Short-Term
  Government
  W/LOAD        -0.97%     1.16%     2.29%      4.12%
  MAXIMUM LOAD   3.00%     3.00%     0.00%      0.00%
LB 1-3 Yr.       2.40%     5.15%     3.26%      4.87%     $16,088


CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                      GE Short-Term
                      Government Fund                        LB 1-3 Yr.
9/99                   $10,000.00                           $10,000.00
3/00                    10,119.38                            10,182.44
9/00                    10,479.79                            10,584.58
3/01                    10,968.91                            11,181.68
9/01                    11,463.27                            11,713.89
3/02                    11,540.70                            11,807.51
9/02                    12,021.33                            12,399.91
3/03                    12,112.16                            12,598.94
9/03                    12,175.89                            12,747.01
3/04                    12,293.31                            12,906.18
9/04                    12,192.78                            12,895.92
3/05                    12,122.30                            12,870.72
9/05                    12,231.55                            13,036.75
3/06                    12,340.47                            13,181.15
9/06                    12,577.47                            13,535.01
3/07                    12,823.55                            13,859.42


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                           ENDING VALUE
                  SIX       ONE      FIVE       SINCE      OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION   INVESTMENT (A)
                ------     ----      ----     ---------   --------------
GE Short-Term
  Government     1.96%     3.91%     2.13%      3.37%        $12,824
GE Short-Term
  Government
  W/LOAD         0.96%     2.91%     2.13%      3.37%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
LB 1-3 Yr.       2.40%     5.15%     3.26%      4.45%        $13,859


CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                      GE Short-Term
                      Government Fund                        LB 1-3 Yr.
3/97                   $10,000.00                           $10,000.00
9/97                    10,398.46                            10,422.57
9/98                    11,193.62                            11,248.63
9/99                    11,514.24                            11,607.90
9/00                    12,184.78                            12,286.48
9/01                    13,417.24                            13,597.37
9/02                    14,223.91                            14,393.69
9/03                    14,553.73                            14,796.61
9/04                    14,721.83                            14,969.46
9/05                    14,915.95                            15,132.93
9/06                    15,488.94                            15,711.31
3/07                    15,870.50                            16,087.88


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                        ENDING VALUE
                  SIX       ONE      FIVE       TEN     OF A $10,000
                MONTHS     YEAR      YEAR       YEAR   INVESTMENT (A)
                ------     ----      ----       ----   --------------
GE Short-Term
  Government     2.46%     4.95%     3.16%      4.73%     $15,871
LB 1-3 Yr.       2.40%     5.15%     3.26%      4.87%     $16,088


AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2007 (unaudited)

Schedule of Investments


GE SHORT-TERM GOVERNMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $126,562
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

U.S. Treasuries                                   50.8%
Short-Term                                        16.6%
Agency Mortgage Backed                            10.1%
Asset Backed                                       9.5%
Agency Collateralized Mortgage Obligations         7.4%
Non-Agency Collateralized Mortgage Obligations     4.0%
Corporate Notes                                    1.6%


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 91.3%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 66.5%

U.S. Treasury Notes
   4.38%    12/31/07           $  8,770,000  $  8,729,570(h)
   4.63%    11/15/09 - 10/31/11  22,345,000    22,385,903(j)
   4.75%    02/15/10                910,000       915,260(j)
   4.88%    05/31/08 - 08/15/09  32,270,000    32,311,826(j)
                                               64,342,559

AGENCY MORTGAGE BACKED -- 13.2%

Federal Home Loan
   Mortgage Corp.
   6.00%    12/01/08 - 11/01/21     703,139       714,781(h)
   6.50%    05/01/13                 66,181        67,599(h)
   7.00%    02/01/12 - 04/01/36     323,930       335,123(h)
   7.50%    01/01/16 - 08/01/30     321,525       333,863(h)
   8.00%    04/01/23                  1,934         2,026(h)
   8.50%    01/01/09 - 11/01/20     173,038       181,554(h)
   8.75%    08/01/08                 15,164        15,241(h)
Federal National
   Mortgage Assoc.
   3.98%    06/01/33                336,722       336,675(h,i)
   4.02%    06/01/33                103,301       102,616(h,i)
   4.13%    07/01/33                595,738       592,568(h,i)
   4.34%    05/01/33                491,082       496,288(h,i)
   4.65%    12/01/32                120,384       122,074(h,i)
   5.44%    07/01/33                 73,483        74,200(h,i)
   5.65%    06/01/33                142,537       144,273(h,i)
   5.80%    06/01/33                 85,689        87,247(h,i)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

   6.00%    01/01/12 - 04/01/33 $    680,213   $  691,375(h)
   6.50%    05/01/17 - 05/01/33     642,133       658,423(h)
   7.00%    03/01/17 - 04/01/36   1,364,617     1,411,786(h)
   7.50%    06/01/11 - 05/01/34   1,537,017     1,602,235(h)
   8.00%    03/01/22 - 11/01/33     231,425       242,024(h)
   8.50%    02/01/18 - 07/01/31     510,227       545,218(h)
   9.00%    08/01/10 - 03/01/31     682,083       739,455(h)
   9.50%    09/01/21                 82,071        89,772(h)
   9.75%    02/01/21                 98,653       108,047(h)
Government National
   Mortgage Assoc.
   6.00%    06/15/25 - 07/15/35     536,109       543,724(h)
   6.50%    09/15/16 - 09/15/35   1,550,736     1,591,686(h)
   7.00%    12/15/18 - 05/15/32     317,491       330,670(h)
   7.50%    02/15/09 - 01/15/25     384,288       397,658(h)
   8.00%    07/15/17                104,164       108,372(h)
   9.00%    08/15/09 - 12/15/09     113,757       115,032(h)
   9.50%    12/15/09                 10,421        10,754(h)
                                               12,792,359

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%

Federal Home Loan
   Mortgage Corp.
   3.25%    07/15/23                516,753       508,067(h)
   5.00%    11/15/12                233,481         6,494(g,h)
   5.00%    12/15/20 - 11/15/22   1,601,237     1,594,550 (h)
   6.50%    02/15/14                789,860       110,565(g,h)
   8.00%    01/15/34                320,307       323,313(h)
Federal National
   Mortgage Assoc.
   1.41%    07/25/44              4,539,587       222,191(g,h)
   4.50%    09/25/16 - 07/25/33     129,34       2128,751(h)
   5.00%    08/25/29                726,257       719,565(h)
   5.50%    06/25/25                404,421       404,114(h)
   5.67%    04/24/37              2,000,000     2,015,000
   6.25%    04/25/33              1,748,732     1,769,900(h)
   7.02%    05/25/18             20,969,202        64,451(d,g,h,i)
Federal National Mortgage
   Assoc. REMIC
   5.50%    02/25/31              1,464,869     1,460,367(h)
                                                9,327,328

ASSET BACKED -- 0.4%

CPS Auto Trust (Class A)
   7.62%    07/16/11                 60,484        60,181(b,h)
Security National Asset Sec
   Series Trust (Class A)
   6.36%    12/25/35                361,362       361,362(b,h)
                                                  421,543

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%

Bank of America Alternative Loan
   Trust (Class 4)
   6.50%    06/25/35                349,867       356,240(h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

First Union National Bank
   Commercial Mortgage (Class I)
   1.14%    10/15/32            $12,315,903   $   433,525(b,h,i)
GRP/AG Real Estate Asset
   Trust (Class A)
   4.85%    01/25/35                210,439       210,439(b,h)
LB Commercial Conduit
    Mortgage Trust (Class B)
   6.36%    10/15/35                500,000       507,406
                                                1,507,610

TOTAL BONDS AND NOTES
   (COST $88,913,790)                          88,391,399

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
 FROM SECURITIES ON LOAN -- 17.8%
--------------------------------------------------------------------------------

ASSET BACKED -- 12.0%

Bear Stearns Asset Backed
    Securities Inc.
   5.54%    11/25/35              2,336,000     2,336,889(i)
Chase Credit Card Master
    Trust (Class A)
   5.36%    09/15/09              1,000,000     1,000,061(i)
Countrywide Asset-Backed
    Certificates
   5.43%    06/25/35                826,684       826,625(i)
Discover Card Master
    Trust I (Class A)
   5.34%    05/15/11                500,000       500,164(i)
GSAMP Trust
   5.43%    05/25/36              1,237,474     1,237,474(b,i)
   5.47%    12/25/35                500,000       500,116(i)
Providian Master Note
    Trust (Class A)
   5.35%    01/15/13              2,000,000     1,999,376(b,i)
Residential Asset Securities Corp.
   5.57%    01/25/36              2,000,000     2,001,250(i)
Residential Asset Securities
    Corp. (Class A)
   5.64%    11/25/33                184,794       184,796(i)
Superior Wholesale Inventory
    Financing Trust (Class A)
   5.50%    06/15/10              1,000,000     1,002,972(i)
                                               11,589,723

CORPORATE NOTES -- 2.1%

Countrywide Financial Corp.
   5.51%    09/02/08              2,000,000     1,999,872(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%

Banc of America Large Loan
   5.53%    03/15/22             $  500,000   $   500,126(b,i)
Crusade Global Trust (Class A)
   5.54%    09/18/34                219,781       220,341(i)
JP Morgan Alternative Loan Trust
   5.38%    08/25/36              1,143,293     1,143,291(i)
Residential Accredit Loans, Inc.
   5.50%    07/25/36              1,571,845     1,572,106(i)
   5.62%    03/25/34                130,193       130,427(i)
                                                3,566,291

TOTAL SECURITIES PURCHASED WITH COLLATERAL
    FROM SECURITIES ON LOAN
   (COST $17,154,126)                          17,155,886

TOTAL INVESTMENTS IN SECURITIES
   (COST $106,067,916)                        105,547,285

                                  NUMBER
                                 OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 21.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.7%

GEI Short Term Investment Fund
   5.53%                          8,403,302     8,403,302(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 13.0%

GEI Short Term Investment Fund
   5.53%                         12,611,312    12,611,312(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,014,614)                          21,014,614

TOTAL INVESTMENTS
   (COST $127,082,530)                        126,561,899

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (30.8)%                      (29,804,575)
                                            -------------

NET ASSETS-- 100.0%                         $  96,757,324
                                            =============


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Tax-Exempt Fund

                                                                             Q&A


THE GE TAX-EXEMPT FUND IS MANAGED BY MICHAEL J. CAUFIELD. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Tax-Exempt Fund returned 1.23% for the Class A shares, 0.77% for the Class B shares, 0.86% for the Class C shares and 1.33% for the Class Y shares. The Lehman Brothers 10 year Municipal Bond Index, the Fund's benchmark, returned 1.67%, and the Lipper peer group consisting of 160 Intermediate Municipal Bond Funds gained an average of 1.31% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The supply/demand dynamic in the municipal bond market was the overriding factor in the markets' performance late into 2006. In spite of the challenges of low absolute yield, tighter credit spreads and a flatter yield curve, the demand for municipals was broad based and impressive, and was by and large the key theme in the market in 2006. The combination of insatiable demand and moderate supply pushed long term municipal yields to generational lows. The "hunger for yield" drove investors both traditional and non-traditional, to the long-end of the curve and down the credit ladder. That trend stalled late in December and the weakness carried into early 2007, as lower rated credit spreads and longer-term assets widened. While the Fund's curve positioning contributed the most significant variance with the Lehman Ten Year Index early in the fourth quarter of 2006, the Fund's over-weight inside of ten years and lack of exposure to longer assets, validated our investment philosophy given a gradual move toward higher rates. Portfolio structure, consisting of a slightly shorter duration and high-income component, contributed to a degree of stability as volatility increased significantly during December and through the first quarter of 2007. As a result, the Fund exceeded its Lehman benchmark in four of the last six months. The Fund performed as expected, consistently posting competitive returns in a rising interest rate environment. The Fund's primary objective remains the maximization of tax-exempt income and to this measure the Fund's Class A shares' twelve-month yield as of March 31, 2007, exceeded the reported Lipper peer group of 162 Intermediate Municipal Bond Funds' average yield by 56 basis point. The Fund's 30-day yield for the March 31, 2007 month-end was 3.70%.

Q.  WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH
    PERIOD ENDED MARCH 31, 2007 AND HOW WAS THE PORTFOLIO
    POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. An element of uncertainty had contributed to a volatile interest rate environment over the last six months. Mixed economic signals driven by a stable employment sector on the one hand and inflationary concerns fueled by rising commodity and energy prices as well a slowdown in the housing sector, injected a significant degree of speculation into the market. Market expectations of the next Federal Reserve move, fluctuated with monthly data releases further undermined stability. Over last three months these trends have contributed to a steeper municipal curve; widened credit spreads and have lead to a gradual reversal of the low absolute interest rate environment that has been prevalent over the last year. As a result, the one to ten year sector of the yield curve was the best performing curve segment during the first quarter of 2007, and the Fund's curve over-weight in the five to seven year sector was a key performance variable, in addition to the Fund's shorter duration, high credit quality and a strong income component.


[PHOTO OMITTED]

PICTURED TO THE RIGHT: MICHAEL J. CAUFIELD

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,012.29                             4.37
     Class B                         1,000.00                           1,007.66                             8.11
     Class C                         1,000.00                           1,008.56                             8.12
     Class Y                         1,000.00                           1,013.31                             3.11
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.38                             4.38
     Class B                         1,000.00                           1,016.71                             8.15
     Class C                         1,000.00                           1,016.71                             8.15
     Class Y                         1,000.00                           1,021.61                             3.13
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% FOR CLASS A, 1.62% FOR CLASS B, 1.62% FOR CLASS C, AND 0.62% FOR CLASS Y, (FROM PERIOD OCTOBER 01, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   1.23% FOR CLASS A SHARES, 0.77% FOR CLASS B SHARES, 0.86% FOR CLASS C SHARES, AND 1.33% FOR CLASS Y SHARES.

GE Tax-Exempt Fund


QUALITY RATINGS
AS OF MARCH 31, 2007
as a % of Market Value
-------------------------------------------
Moody's/S&P/          Percentage of
Fitch Rating*         Market Value
-------------------------------------------
Aaa/AAA                   75.92%
Aa/AA                     11.59%
A/A                        8.78%
Below A                    3.71%
-------------------------------------------
                         100.00%


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.


LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt
Peer Group

Based on average annual total returns for the periods ended 3/31/07

                SIX    ONE    FIVE   TEN
               MONTHS  YEAR   YEAR   YEAR
               ------  ----   ----   ----
Number of
Funds in
peer group:      160    159    113    73
-------------------------------------------
Peer group
average annual
total return:   1.31%  4.21%  4.04% 4.63%
-------------------------------------------
Lipper categories in peer group:
Intermediate Municipal Debt


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

                                                         GE Tax-Exempt Fund
                    GE Tax-Exempt Fund                        With Load                               LBMI
3/97                   $10,000.00                           $ 9,575.00                             $10,000.00
9/97                    10,481.76                            10,036.29                              10,649.76
9/98                    11,145.51                            10,671.83                              11,588.07
9/99                    10,939.95                            10,475.00                              11,535.22
9/00                    11,499.68                            11,010.95                              12,271.85
9/01                    12,680.97                            12,142.03                              13,499.34
9/02                    13,731.67                            13,148.07                              14,778.00
9/03                    14,217.32                            13,613.08                              15,334.32
9/04                    14,554.81                            13,936.23                              16,055.72
9/05                    14,773.83                            14,145.94                              16,505.30
9/06                    15,189.77                            14,544.21                              17,256.72
3/07                    15,376.40                            14,722.90                              17,545.74


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Tax-Exempt    1.23%     3.89%     4.07%      4.40%      $15,376
GE Tax-Exempt
  W/LOAD        -3.07%    -0.53%     3.17%      3.94%      $14,723
  MAXIMUM LOAD
  OF 4.25%
LBMI             1.67%     5.62%     5.37%      5.78%      $17,546


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Tax-Exempt Fund                          LBMI
3/97                   $10,000.00                           $10,000.00
9/97                    10,461.03                            10,649.76
9/98                    11,054.80                            11,588.07
9/99                    10,795.80                            11,535.22
9/00                    11,273.99                            12,271.85
9/01                    12,338.07                            13,499.34
9/02                    13,261.03                            14,778.00
9/03                    13,617.31                            15,334.32
9/04                    13,847.50                            16,055.72
9/05                    14,003.39                            16,505.30
9/06                    14,397.64                            17,256.72
3/07                    14,574.54                            17,545.74

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX       ONE      FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Tax-Exempt    0.77%     3.03%     3.28%      3.83%      $14,575
GE Tax-Exempt
  W/LOAD        -2.23%     0.03%     3.28%      3.83%
  MAXIMUM LOAD   3.00%     3.00%     0.00%      0.00%
LBMI             1.67%     5.62%     5.37%      5.78%      $17,546


CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Tax-Exempt Fund                          LBMI
9/99                   $10,000.00                           $10,000.00
3/00                    10,095.47                            10,218.03
9/00                    10,442.62                            10,638.59
3/01                    11,067.99                            11,317.08
9/01                    11,428.66                            11,702.72
3/02                    11,295.05                            11,711.77
9/02                    12,271.08                            12,811.20
3/03                    12,360.50                            12,905.60
9/03                    12,611.47                            13,293.47
3/04                    12,820.01                            13,691.20
9/04                    12,825.16                            13,918.87
3/05                    12,704.68                            13,940.20
9/05                    12,910.42                            14,308.61
3/06                    12,897.62                            14,401.69
9/06                    13,176.17                            14,960.02
3/07                    13,288.95                            15,210.58


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                           ENDING VALUE
                  SIX      ONE       FIVE       SINCE      OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION   INVESTMENT (A)
                ------     ----      ----     ---------   --------------
GE Tax-Exempt    0.86%     3.03%     3.30%      3.86%        $13,289
GE Tax-Exempt
  W/LOAD        -0.14%     2.03%     3.30%      3.86%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
LBMI             1.67%     5.62%     5.37%      5.75%        $15,211


CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Tax-Exempt Fund                          LBMI
9/26/97                $10,000.00                           $10,000.00
9/98                    10,744.11                            10,881.06
9/99                    10,596.57                            10,831.44
9/00                    11,175.89                            11,523.13
9/01                    12,349.61                            12,675.73
9/02                    13,407.45                            13,876.37
9/03                    14,463.32                            14,398.75
9/04                    14,869.32                            15,076.14
9/05                    15,098.87                            15,498.29
9/06                    15,565.75                            16,203.86
3/07                    15,772.87                            16,475.25


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2007

                                                           ENDING VALUE
                  SIX      ONE       FIVE       SINCE      OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION   INVESTMENT (A)
                ------     ----      ----     ---------   --------------
GE Tax-Exempt    1.33%     4.08%     5.14%      4.91%        $15,773
LBMI             1.67%     5.62%     5.37%      5.40%        $16,475


* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE TAX-EXEMPT FUND                                    March 31, 2007 (unaudited)

Schedule of Investments


GE TAX-EXEMPT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $26,754
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Water & Sewer         20.1%
Transportation        19.6%
Hospital              15.5%
Education             13.8%
General Obligation    10.4%
Electricity            9.4%
Housing                3.6%
Lease/Other            2.8%
Short-Term             2.8%
Industrial             2.0%


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 96.0%+
--------------------------------------------------------------------------------

ARIZONA -- 2.0%

Maricopa County Stadium District
   (AMBAC Insured)
   5.38%    06/01/16               $500,000   $   538,320(o)

ARKANSAS -- 1.4%

Arkansas Housing
   Development Agency
   8.38%    07/01/11                315,000       370,746(m)

CALIFORNIA -- 3.7%

City of San Diego CA
   8.88%    02/01/11                140,000       155,919(m)
Sacramento Municipal
   Utility District
   6.80%    10/01/19                 53,000        62,092(m)
   9.00%    04/01/13                670,000       776,905(m)
                                                  994,916

COLORADO -- 1.3%

City of Colorado Springs
   8.50%    11/15/11                 70,000        79,299(m)
Denver City & County CO
   7.00%    08/01/10                260,000       276,273(m)
                                                  355,572

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

CONNECTICUT -- 5.6%

City of New Haven CT
   (AMBAC Insured)
   5.38%    12/01/12             $1,000,000   $ 1,086,240(o)
Connecticut State Health &
   Educational Facility Authority
   7.00%    07/01/12                395,000       426,351(m)
                                                1,512,591

FLORIDA -- 7.6%

City of Gainesville FL
   8.13%    10/01/14                160,000       177,790(m)
County of Sarasota FL (Series A)
   (FGIC Insured)
   5.00%    10/01/24                500,000       531,845(o)
Jacksonville Health
   Facilities Authority
   11.50%   10/01/12                200,000       275,992(m)
North Broward Hospital District
   5.25%    01/15/12                740,000       775,476
State of Florida
   10.00%   07/01/14                235,000       302,742(m)
                                                2,063,845

GEORGIA -- 4.2%

Columbus Medical Center
   Hospital Authority
   7.75%    07/01/10                180,000       192,508(m)
Metropolitan Atlanta Rapid
   Transit Authority
   7.00%    07/01/11                435,000       478,835(m)
Private Colleges & Universities
   Authority (Series A)
   6.00%    06/01/11                450,000       465,840
                                                1,137,183

HAWAII -- 2.1%

State of Hawaii (FSA Insured)
   5.75%    02/01/14                500,000       559,620(o)

IDAHO -- 2.4%

Idaho Falls ID
   10.38%   04/01/13                640,000       640,115(n)

ILLINOIS -- 1.9%

Chicago Metropolitan Water
   Reclamation District-Greater
   Chicago (Series D)
   5.00%    12/01/10                500,000       523,750


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE TAX-EXEMPT FUND                                    March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

INDIANA -- 9.3%

Indiana Health & Educational
   Facilities Finance Authority
   5.00%    02/15/26             $1,000,000   $ 1,037,310
Indiana Toll Road Commission
   9.00%    01/01/15                580,000       735,475(m)
Purdue University (Series P)
   5.25%    07/01/11                200,000       212,286
Richland-Bean Blossom School
   Building Corp. (FGIC Insured)
   5.00%    07/15/11                500,000       526,055(m,o)
                                                2,511,126

IOWA -- 2.4%

Muscatine IA
   9.70%    01/01/13                560,000       649,835(m)

MAINE -- 2.0%

University of Maine (FSA Insured)
   5.38%    03/01/12                500,000       539,085(o)

MARYLAND -- 2.0%

County of Prince Georges MD
   (FSA Insured)
   5.50%    05/15/12                500,000       543,465(o)

MASSACHUSETTS -- 3.1%

Commonwealth of Massachusetts
   (Series A) (FSA Insured)
   5.25%    12/15/12                500,000       540,995(o)
Massachusetts State
   Port Authority
   13.00%   07/01/13                220,000       286,546(m)
                                                  827,541

MICHIGAN -- 3.4%

Detroit MI (Series A) (FSA Insured)
   5.25%    07/01/22                500,000       563,175(o)
Michigan State Hospital
   Finance Authority
   9.00%    05/01/08                340,000       350,067(m)
                                                  913,242

MINNESOTA -- 0.4%

Western Minnesota Municipal
   Power Agency
   6.63%    01/01/16                100,000       115,774(m)

MISSISSIPPI -- 2.1%

State of Mississippi
   5.50%    09/01/14                500,000       555,240

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

NEW JERSEY -- 7.0%

Atlantic County Improvement
   Authority (MBIA Insured)
   7.40%    07/01/16               $175,000  $    211,041(m,o)
Atlantic County Improvement
   Authority (Series A)
   (AMBAC Insured)
   7.40%    03/01/12                280,000       307,348(m,o)
New Jersey St. Transit
   Corporation (AMBAC Insured)
   5.50%    09/15/11                500,000       536,690(o)
New Jersey State Turnpike
   Authority (AMBAC Insured)
   6.50%    01/01/16                 40,000        46,255(o)
   6.50%    01/01/16                210,000       243,253(m,o)
New Jersey Transportation Trust
   Fund Authority (Series C)
   (FSA Insured)
   5.75%    12/15/12                500,000       551,335(o)
                                                1,895,922

NEW YORK -- 4.2%

Erie County Water Authority
   (Series A) (AMBAC Insured)
   6.00%    12/01/08                260,000       266,084(m,o)
New York State Dormitory
   Authority
   7.38%    07/01/16                620,000       732,189(m)
New York State Dormitory
   Authority (Series B)
   7.50%    05/15/11                 75,000        82,043
   7.50%    05/15/11                 55,000        60,184(n)
                                                1,140,500

NORTH CAROLINA -- 3.1%

City of Greensboro
   5.25%    06/01/23                500,000       569,690
North Carolina Municipal Power
   Agency No 1 Catawba
   10.50%   01/01/10                250,000       277,938(m)
                                                  847,628

OHIO -- 0.9%

Ohio State Water Development
   Authority (Series I)
   (AMBAC Insured)
   7.00%    12/01/09                235,000       244,438(m,o)

PENNSYLVANIA -- 9.7%

Allegheny County Hospital
   Development Authority
   7.38%    07/01/12                365,000       398,781(m)
City of Philadelphia (MBIA Insured)
   6.25%    08/01/12                250,000       280,405(o)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE TAX-EXEMPT FUND                                    March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

City of Philadelphia (Series B)
   (MBIA Insured)
   7.00%    05/15/20            $   400,000   $   476,716(m,o)
Delaware River Port
   Authority PA & NJ
   6.50%    01/15/11                150,000       159,404(m)
Philadelphia Authority for
   Industrial Development
   5.25%    09/01/36                500,000       526,945
Pittsburgh Urban Redevelopment
   Authority (FGIC Insured)
   7.25%    09/01/14                705,000       796,692(m,o)
                                                2,638,943

PUERTO RICO -- 1.1%

Puerto Rico Aqueduct &
   Sewer Authority
   10.25%   07/01/09                280,000       302,700(m)

SOUTH CAROLINA -- 5.9%

Charleston Educational
   Excellence Finance Corp.
   5.25%    12/01/27              1,000,000     1,069,210
Grand Strand Water & Sewer
   Authority (FSA Insured)
   5.38%    06/01/13                500,000       539,050(o)
                                                1,608,260

TENNESSEE -- 2.0%

Tennessee Energy Acquisition
   Corp. (Series A)
   5.25%    09/01/23                500,000       552,705

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

VIRGINIA -- 1.1%

Virginia Housing Development
   Authority (Series D)
   4.45%    07/01/11               $295,000   $   302,520

WISCONSIN -- 4.1%

State of Wisconsin (Series A)
   6.60%    07/01/11                525,000       576,797(m)
Wisconsin State Health &
   Educational Facilities Authority
   5.50%    08/15/14                500,000       534,785
                                                1,111,582

TOTAL INVESTMENTS IN SECURITIES
   (COST $25,492,601)                          25,997,164

                                   NUMBER
                                  OF SHARES       VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   5.53%                            756,830       756,830(d,l)
   (COST $756,830)

TOTAL INVESTMENTS
   (COST $26,249,431)                          26,753,994

OTHER ASSETS AND LIABILITIES,
   NET -- 1.2%                                    322,613
                                              -----------

NET ASSETS-- 100.0%                           $27,076,607
                                              ===========


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Fixed Income Fund

                                                                             Q&A


THE GE FIXED INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY, JAMES
F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q.  HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS
    BENCHMARK AND LIPPER GROUP FOR THE SIX-MONTH PERIOD ENDED
    MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Fixed Income Fund returned 3.15% for the Class A shares, 2.68% for the Class B shares, 2.68% for the Class C shares and 3.28% for the Class Y shares. The Lehman Brothers Aggregate Index, the Fund's benchmark, returned 2.76% and the Fund's Lipper peer group of 523 Intermediate Investment Grade Debt Funds returned an average of 2.69% for the same period.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER
    THE SIX-MONTH PERIOD ENDED MARCH 31, 2007.

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund's performance for the past six months was most positively impacted by the exposure to high yield and emerging market bonds. These sectors each returned in excess of 6% versus a benchmark return of 2.8%. Duration positioning also added to Fund performance, especially in February as rates fell in a flight to quality set off by a large drop in Chinese equities.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
PAUL M. COLONNA

GE Fixed Income Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,031.48                             4.11
     Class B                         1,000.00                           1,026.79                             7.89
     Class C                         1,000.00                           1,026.77                             7.94
     Class Y                         1,000.00                           1,032.76                             2.84
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.68                             4.08
     Class B                         1,000.00                           1,017.01                             7.85
     Class C                         1,000.00                           1,016.96                             7.90
     Class Y                         1,000.00                           1,021.90                             2.82
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.81% FOR CLASS A, 1.56% FOR CLASS B, 1.57% FOR CLASS C, AND 0.56% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX MONTH PERIOD)

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS AS FOLLOWS:
   3.15% FOR CLASS A SHARES, 2.68% FOR CLASS B SHARES, 2.68% FOR CLASS C SHARES, AND 3.28% FOR CLASS Y SHARES.

GE Fixed Income Fund


QUALITY RATINGS
AS OF MARCH 31, 2007
as a % of Market Value (unaudited)
-------------------------------------------
Moody's/S&P/            Percentage of
Fitch Rating *          Market Value
-------------------------------------------
Aaa/AAA                    76.04%
Aa/AA                       4.29%
A/A                         4.83%
Baa/BBB                     6.84%
Ba/BB and lower             8.00%
NR/Other**                  0.00%
-------------------------------------------
                          100.00%
-------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.


LIPPER PERFORMANCE
COMPARISON
Intermediate Investment Grade Debt
Peer Group

Based on average annual total returns for the periods ended 3/31/07

                SIX    ONE    FIVE   TEN
               MONTHS  YEAR   YEAR   YEAR
               ------  ----   ----   ----
Number of
Funds in
peer group:      523    517    379    172
-------------------------------------------
Peer group
average annual
total return:   2.69%  6.08%  4.88%  5.72%
-------------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                                                        GE Fixed Income Fund
                   GE Fixed Income Fund                       With Load                           LB Aggregate
3/97                   $10,000.00                           $ 9,575.00                             $10,000.00
9/97                    10,675.46                            10,221.75                              10,711.83
9/98                    11,749.13                            11,249.79                              11,944.76
9/99                    11,608.16                            11,114.81                              11,901.04
9/00                    12,297.22                            11,774.59                              12,732.99
9/01                    13,787.07                            13,201.12                              14,382.28
9/02                    14,837.96                            14,207.34                              15,618.64
9/03                    15,517.16                            14,857.68                              16,463.58
9/04                    15,980.83                            15,301.64                              17,069.11
9/05                    16,316.45                            15,623.00                              17,546.21
9/06                    16,827.49                            16,112.32                              18,190.24
3/07                    17,357.26                            16,619.57                              18,692.36

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                 SIX       ONE       FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Fixed Income  3.15%     6.21%     4.80%      5.67%     $17,357
GE Fixed Income
  W/LOAD        -1.24%     1.70%     3.89%      5.21%     $16,620
  MAXIMUM LOAD
  OF 4.25%
LB Aggregate     2.76%     6.59%     5.35%      6.46%     $18,692


CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Fixed Income Fund                     LB Aggregate
3/97                   $10,000.00                           $10,000.00
9/97                    10,635.73                            10,711.83
9/98                    11,618.37                            11,944.76
9/99                    11,403.67                            11,901.04
9/00                    11,990.64                            12,732.99
9/01                    13,341.25                            14,382.28
9/02                    14,239.74                            15,618.64
9/03                    14,835.81                            16,463.58
9/04                    15,279.12                            17,069.11
9/05                    15,600.00                            17,546.21
9/06                    16,088.60                            18,190.24
3/07                    16,595.11                            18,692.36


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                 SIX       ONE       FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Fixed Income  2.68%     5.42%     4.00%      5.20%      $16,595
GE Fixed Income
  W/LOAD        -0.32%     2.42%     4.00%      5.20%
  MAXIMUM LOAD   3.00%     3.00%     0.00%      0.00%
LB Aggregate     2.76%     6.59%     5.35%      6.46%      $18,692


CLASS C SHARES
[Line chart omitted -- plot points are as follows:]

                   GE Fixed Income Fund                     LB Aggregate
9/99                   $10,000.00                           $10,000.00
3/00                    10,126.79                            10,208.16
9/00                    10,514.93                            10,699.05
3/01                    11,214.34                            11,487.32
9/01                    11,700.73                            12,084.89
3/02                    11,610.47                            12,101.67
9/02                    12,498.80                            13,123.76
3/03                    12,783.53                            13,515.85
9/03                    12,971.71                            13,833.73
3/04                    13,284.87                            14,246.39
9/04                    13,259.54                            14,342.54
3/05                    13,210.39                            14,409.93
9/05                    13,448.61                            14,743.42
3/06                    13,408.80                            14,735.19
9/06                    13,766.99                            15,284.58
3/07                    14,135.53                            15,706.49


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                            ENDING VALUE
                  SIX       ONE      FIVE       SINCE       OF A $10,000
                MONTHS     YEAR      YEAR     INCEPTION    INVESTMENT (A)
                ------     ----      ----     ---------    -------------
GE Fixed Income  2.68%     5.42%     4.01%      4.72%         $14,136
GE Fixed Income
  W/LOAD         1.68%     4.42%     4.01%      4.72%
  MAXIMUM LOAD   1.00%     1.00%     0.00%      0.00%
LB Aggregate     2.76%     6.59%     5.35%      6.20%         $15,706


CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Fixed Income Fund                     LB Aggregate
3/97                   $10,000.00                           $10,000.00
9/97                    10,689.34                            10,711.83
9/98                    11,793.92                            11,944.76
9/99                    11,690.78                            11,901.04
9/00                    12,405.20                            12,732.99
9/01                    13,954.80                            14,382.28
9/02                    15,044.46                            15,618.64
9/03                    15,772.49                            16,463.58
9/04                    16,284.28                            17,069.11
9/05                    16,667.80                            17,546.21
9/06                    17,247.33                            18,190.24
3/07                    17,812.37                            18,692.36


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                 SIX       ONE       FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Fixed Income  3.28%     6.48%     5.06%      5.94%      $17,812
LB Aggregate     2.76%     6.59%     5.35%      6.46%      $18,692


AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

** LESS THAN 0.01%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


GE FIXED INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $200,792
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Mortgage Backed           31.7%
Asset Backed & Others     27.2%
Corporate Notes           20.9%
U.S. Treasuries           16.8%
Federal Agencies           3.4%

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 102.4%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 23.6%

U.S. Treasury Bonds
   4.50%    02/15/36            $ 3,770,000 $   3,559,408(j)
U.S. Treasury Notes
   4.63%    11/15/09 - 02/15/17   4,857,000     4,861,674(j)
   4.75%    02/28/09 - 01/31/12  25,230,000    25,356,046(j)
                                               33,777,128

FEDERAL AGENCIES -- 4.8%

Federal Home Loan
   Mortgage Corp.
   4.88%    02/09/10              4,810,000     4,820,020(j)
   5.00%    02/16/17              2,065,000     2,063,402(j)
                                                6,883,422

AGENCY MORTGAGE BACKED -- 25.2%

Federal Home Loan
   Mortgage Corp.
   4.50%    06/01/33 - 02/01/35     358,510       337,175(h)
   5.00%    07/01/35 - 10/01/35     594,149        74,755(h)
   5.50%    05/01/20                 88,551        88,718(h)
   6.00%    04/01/17 - 11/01/36   1,141,763     1,156,984(h)
   6.50%    01/01/27 - 08/01/36     739,944       758,851(h)
   7.00%    10/01/16 - 08/01/36     262,486       271,822(h)
   7.50%    01/01/08 - 09/01/33      76,324        79,084(h)
   8.00%    11/01/30                 22,698       23,945(h)
   8.50%    04/01/30 - 05/01/30      46,603        50,045(h)
   9.00%    12/01/16                 13,227        14,129(h)
   9.50%    04/01/21                  1,168         1,263(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------



Federal National
   Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19 $   365,587  $    345,559(h)
   4.50%    05/01/18 - 02/01/35   1,738,949     1,678,591(h)
   5.00%    06/01/20 - 10/01/35   1,479,788     1,439,114(h)
   5.02%    07/01/35                656,249       655,819(h,i)
   5.11%    08/01/35                412,180       412,835(h,i)
   5.34%    04/01/37                163,865       163,763(d,i)
   5.35%    04/01/37                143,240       144,023(d,i)
   5.37%    04/01/37                180,625       181,810(d,i)
   5.42%    04/01/37                195,280       196,562(d,i)
   5.44%    04/01/37                 14,815        14,908(i)
   5.50%    03/01/14 - 08/01/33   1,193,980     1,195,047(h)
   5.53%    04/01/37                 64,010        64,410(i)
   5.56%    03/01/37                 14,180        14,269(i)
   5.69%    04/01/37                134,060       134,898(i)
   5.71%    04/01/37                526,605       531,502(i)
   6.00%    09/01/14 - 07/01/35   2,151,636     2,175,016(h)
   6.50%    08/01/17 - 08/01/36   3,228,091     3,309,670(h)
   7.00%    08/01/13 - 06/01/36     920,508       954,812(h)
   7.50%    12/01/09 - 03/01/34     311,417       324,286(h)
   8.00%    12/01/12 - 11/01/33     128,644       135,806(h)
   8.50%    05/01/31                  7,700         8,288(h)
   9.00%    06/01/09 - 12/01/22      97,961       102,256(h)
   5.00%    TBA                   3,606,000     3,483,172(c)
   5.50%    TBA                   7,178,000     7,101,734(c)
   6.00%    TBA                   4,484,000     4,538,605(c)
   6.50%    TBA                     451,000       460,020(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34     696,715       662,825(h)
   6.00%    04/15/27 - 09/15/36     354,518       359,534(h)
   6.50%    04/15/19 - 08/15/36     730,197       750,033(h)
   7.00%    03/15/12 - 10/15/36     336,413       348,663(h)
   7.50%    01/15/23 - 10/15/33     101,037       105,343(h)
   8.00%    12/15/29 - 02/15/30       2,179         2,291(h)
   9.00%    11/15/16 - 12/15/21      95,044       102,152(h)
   5.50%    TBA                     685,000       681,147(c)
                                               36,135,534

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%

Collateralized Mortgage
   Obligation Trust (Class B)
   5.88%    11/01/18                  6,071         5,183(d,f,h)
Federal Home Loan
   Mortgage Corp.
   1.13%    04/15/37                550,000        29,391
   1.33%    10/15/18                511,151        30,779(g,h,i)
   1.83%    12/15/30              1,212,156        55,305(g,h,i)
   1.88%    09/15/36                532,151        39,163(g,i)
   2.46%    09/15/36                536,725        49,563(g,h,i)
   3.22%    10/15/33                246,160       190,987(h,i)
   3.98%    12/15/33                148,420       125,754(h,i)
   4.00%    02/15/21                211,011        29,377(g,h)
   4.50%    04/15/13 - 12/15/20   1,562,119       188,483(g,h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

   5.00%    12/15/13 - 12/01/34  $4,530,247   $   752,371(g,h)
   5.10%    06/15/33                396,857       387,391(h,i)
   5.50%    04/15/17 - 06/15/33      592,44      2109,797(g,h)
   5.50%    12/15/32 - 12/15/36   1,406,138     1,398,301
   7.50%    01/15/16                 46,659        48,077(h)
   7.50%    07/15/27                  4,475           885(g,h)
   8.00%    04/15/20                  2,099         2,095(h)
   8.00%    02/01/23 - 07/01/24      12,21         82,627(g,h)
   24.17%   04/25/37              1,100,000        59,469(d)
   24.26%   09/25/43              1,880,522        21,337(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
   6.34%    08/01/27                  2,764         2,224(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 1)
   4.69%    11/01/34                471,538       359,157(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 2)
   7.50%    11/01/23                 44,221        10,442(g,h)
   8.00%    08/01/23 - 07/01/24      25,584         5,844(g,h)
   8.50%    03/01/17 - 07/25/22      13,871         3,120(g,h)
   9.00%    05/25/22                  4,359         1,197(g,h)
Federal National Mortgage Assoc.
   1.13%    04/25/37                495,080        26,301
   1.19%    12/25/42                452,259         8,551(g,h,i)
   1.45%    03/25/37                436,867        29,215(g,i)
   1.68%    10/25/29                447,114        25,332(g,h,i)
   1.78%    12/25/30                549,974        26,189(g,h,i)
   1.88%    06/25/36 - 02/25/37   5,823,555       377,284(g,h,i)
   2.28%    09/25/42              1,039,316        56,188(g,h,i)
   2.33%    04/25/17 - 10/25/17     936,143        54,427(g,h,i)
   2.38%    08/25/16                278,272        12,037(g,h,i)
   2.78%    06/25/42                380,962        25,358(g,h,i)
   3.56%    09/25/31                305,006       282,346(h,i)
   4.00%    02/25/28                 26,950        26,481(h)
   4.50%    05/25/18                166,404        14,846(g,h)
   4.75%    11/25/14                 96,411         5,631(g,h)
   5.00%    08/25/17 - 02/25/32     207,324        22,140(g,h)
   5.50%    03/25/33                105,000       104,621
   5.67%    04/24/37                105,000       105,787
   8.00%    07/25/14                115,714       117,059(h)
Federal National Mortgage
   Assoc. (Class S)
   1.78%    02/25/31                434,812        22,067(g,h,i)
Federal National Mortgage
   Assoc. REMIC
   1.88%    01/25/37              1,434,677        85,794(g,h,i)
   4.50%    11/25/13                259,171         9,529(g,h)
   4.91%    03/25/31                425,900       420,497(h,i)
   5.00%    10/25/22                176,187        25,419(g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
   5.73%    12/25/22                  4,279         3,579(d,f,h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. REMIC (Class J)
   1080.91%  03/25/22          $          9   $        75(g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
   1008.00%  05/25/22                    20           569(g,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
   5.00%    08/01/34                209,197        49,761(g)
                                                5,845,402

ASSET BACKED -- 3.2%

Accredited Mortgage Loan
   Trust (Class A)
   5.62%    07/25/34                217,172       217,622(h,i)
Bank One Issuance Trust
   3.59%    05/17/10                 83,260        82,597(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.69%    01/25/34                 36,593        36,674(h,i)
Capital One Master Trust (Class C)
   6.70%    06/15/11                274,000       279,055(b,h)
Carmax Auto Owner Trust
   4.35%    03/15/10                173,000       171,244(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.75%    05/25/32                 45,000        42,722(h)
   5.82%    03/25/32                 54,875        54,896(h,i)
Citibank Credit Card
   Issuance Trust
   4.45%    04/07/10                229,000       226,760(h)
CNH Equipment Trust (Class A)
   5.48%    12/15/10                333,438       333,823(b,h,i)
Countrywide Asset-Backed
   Certificates (Class A)
   5.59%    05/25/36                116,866       116,934(h,i)
   5.88%    08/25/32                 30,577        30,583(h,i)
Discover Card Master Trust I
   (Class A)
   5.34%    05/15/11              1,000,000     1,000,327(h,i)
   5.35%    04/17/12              1,000,000     1,001,920(h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   5.60%    01/25/35                 16,053        16,053(h,i)
Honda Auto Receivables
   Owner Trust (Class A)
   4.15%    10/15/10                190,412       188,152(h)
Mid-State Trust
   7.54%    07/01/35                 15,566        16,646(h)
Peco Energy Transition Trust
   6.52%    12/31/10                181,000       189,047(h)
Residential Asset Mortgage
   Products, Inc.
   5.56%    03/25/34                  7,445         7,449(h,i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Residential Asset Securities Corp.
   5.82%    07/25/32              $  14,907   $    14,909(h,i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 84,696        83,640(h,i)
   5.90%    06/25/33                 53,733        53,740(h,i)
   6.06%    01/25/33                 32,772        32,783(h,i)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10                116,000       115,234(h)
Wachovia Asset Securitization
   Inc. (Class A)
   5.54%    06/25/34                114,894       114,965(h,i)
Wells Fargo Home Equity Trust
   3.97%    05/25/34                 97,871        95,662(h,i)
                                                4,523,437

CORPORATE NOTES -- 28.7%

Abbey National PLC
   7.95%    10/26/29                235,000       292,545(h)
Abbott Laboratories
   5.88%    05/15/16                100,000       103,348(h)
AES Ironwood LLC
   8.86%    11/30/25                348,116       391,631(h)
Air Jamaica Ltd.
   9.38%    07/08/15                160,000       172,000(b,h)
Allergan, Inc.
   5.75%    04/01/16                155,000       157,236
Allied Waste North America Inc.
   (Series B)
   7.13%    05/15/16                485,000       493,487(h)
Allied World Assurance
   Holdings Ltd.
   7.50%    08/01/16                125,000       134,133
Allstate Life Global
   Funding Trusts
   3.85%    01/25/08                126,000       124,498(h)
American Electric Power
   Company, Inc.
   4.71%    08/16/07                195,500       194,926(h,k)
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                181,000       178,108(h)
American General Corp.
   7.50%    08/11/10                123,000       131,750(h)
American International
   Group, Inc.
   6.25%    05/01/36                185,000       194,161(h)
American Railcar Industries, Inc.
   7.50%    03/01/14                100,000       102,750(b)
AmerisourceBergen Corp.
   5.88%    09/15/15                185,000       183,547
Anadarko Petroleum Corp.
   6.45%    09/15/36                125,000       123,667

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Aramark Corp.
   8.50%    02/01/15               $215,000   $   223,600(b,h)
Arizona Public Service Co.
   6.25%    08/01/16                 95,000        97,734(h)
AvalonBay Communities,
   Inc. (REIT)
   5.75%    09/15/16                195,000       197,629(h)
Axtel S.A. de C.V.
   7.63%    02/01/17                100,000        98,500(b)
BAC CAP TRUST V
   5.63%    03/08/35                224,000       208,622(h)
Banco BMG S.A.
   9.15%    01/15/16                205,000       219,862(b,h)
Banco Santander Chile
   5.38%    12/09/14                199,000       198,427(b,h)
Bank of America Corp.
   5.75%    08/15/16                240,000       244,080(h)
Bank of America NA
   5.30%    03/15/17                180,000       177,746
BellSouth Corp.
   4.20%    09/15/09                280,000       274,048(h)
   6.55%    06/15/34                 24,000        24,641(h)
BJ Services Co.
   5.75%    06/01/11                295,000       298,626(h)
BNP US Funding LLC (Series A)
   7.74%    12/31/49                156,000       158,028(b,h,i)
Bristol-Myers Squibb Co.
   5.88%    11/15/36                 85,000        83,395
British Telecommunications PLC
   8.63%    12/15/10                120,000       133,957(h)
   9.13%    12/15/30                247,000       339,905
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20                355,000       420,389(h)
Cablevision Systems Corp.
   8.00%    04/15/12                125,000       126,875(h)
Cadbury Schweppes US
   Finance LLC
   3.88%    10/01/08                214,000       209,509(b,h)
Cap Cana S.A.
   9.63%    11/03/13                100,000       104,500(b)
Capital One Bank
   6.50%    06/13/13                 76,000        79,435(h)
Capital One Capital III
   7.69%    08/15/36                110,000       118,733
Carolina Power & Light Co.
   5.15%    04/01/15                101,000        99,185(h)
   5.70%    04/01/35                 58,000        55,722(h)
   6.13%    09/15/33                239,000       243,214(h)
CBS Corp.
   5.63%    05/01/07                 72,000        72,008(h)
CCSA Finance Ltd.
   7.88%    05/17/16                160,000       170,800(b,h)
Cerveceria Nacional
   Dominicana C por A
   8.00%    03/27/14                100,000       101,750(b)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Chaoda Modern Agriculture
   7.75%    02/08/10               $160,000  $    162,000(b)
Chesapeake Energy Corp.
   6.88%    01/15/16                225,000       227,812(h)
CIT Group, Inc.
   5.13%    09/30/14                185,000       179,193(h)
Clarendon Alumina
   Production Ltd.
   8.50%    11/16/21                100,000       107,250(b)
CNA Financial Corp.
   6.50%    08/15/16                120,000       124,293
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 73,000        95,488(h)
Comcast Corp.
   5.88%    02/15/18                115,000       115,548
Commonwealth Bank of Australia
   6.02%    03/29/49                290,000       292,058(b,h,i)
ConocoPhillips Canada
   Funding Co.
   5.95%    10/15/36                185,000       187,276(h)
Consumers Energy Co.
   5.15%    02/15/17                152,000       146,363(h)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                138,000       138,037(h)
Coventry Health Care, Inc.
   5.95%    03/15/17                125,000       124,329
COX Communications, Inc.
   7.75%    11/01/10                145,000       156,524
CRH America, Inc.
   6.00%    09/30/16                195,000       197,672(h)
CSX Transportation, Inc.
   9.75%    06/15/20                 82,000       108,405(h)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                145,000       143,096(h)
   4.75%    01/15/08                145,000       144,317(h)
DBS Bank Ltd.
   5.00%    11/15/19                 82,000        79,970(b,h,i)
Delhaize America, Inc.
   8.13%    04/15/11                150,000       164,075(h)
Detroit Edison Co. (Series B)
   5.45%    02/15/35                239,000       223,094(h)
Devon OEI Operating Inc.
   4.38%    10/01/07                 69,000        68,628(h)
Digicel Ltd.
   9.25%    09/01/12                160,000       168,800(b)
Dominion Resources, Inc.
   (Series B)
   6.30%    09/30/66                260,000       264,729(h,i)
Dover Corp.
   6.50%    02/15/11                 80,000        83,644
   6.65%    06/01/28                 75,000        81,836
Dresdner Funding Trust I
   8.15%    06/30/31                120,000       142,814(b)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Duke Energy Corp.
   5.38%    01/01/09             $   60,000  $     60,150
Echostar DBS Corp.
   7.00%    10/01/13                623,000       641,690(h)
EI Du Pont de Nemours & Co.
   4.88%    04/30/14                125,000       121,574
El Paso Production Holding Co.
   7.75%    06/01/13                335,000       350,075(h)
Embarq Corp.
   7.08%    06/01/16                 95,000        96,830(h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
   10.50%   07/19/13                205,000       226,525(b,h)
Federated Retail Holdings Inc.
   5.35%    03/15/12                110,000       109,834
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                235,000       246,318(h)
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                289,600       289,901(h)
Freeport-McMoRan Copper &
   Gold, Inc.
   8.38%    04/01/17                185,000       200,031
Gaz Capital for Gazprom
   6.21%    11/22/16                250,000       250,125(b,h)
   6.51%    03/07/22                350,000       355,250(b)
Georgia Gulf Corp.
   9.50%    10/15/14                480,000       460,800(b,h)
Gol Finance
   7.50%    04/03/17                155,000       152,325(b)
Goldman Sachs Group, Inc.
   6.60%    01/15/12                310,000       326,894
Greentown China Holdings Ltd.
   9.00%    11/08/13                100,000       102,500(b)
GS Caltex Corp.
   5.50%    10/15/15                221,000       219,512(b,h)
GTE Corp.
   6.94%    04/15/28                126,000       133,625(h)
   7.51%    04/01/09                145,000       151,030(h)
Harrah's Operating
   Company, Inc.
   5.38%    12/15/13                240,000       212,739
HCA Inc.
   9.13%    11/15/14                225,000       240,469(b,h)
Hexion US Finance Corp.
   9.75%    11/15/14                325,000       340,844(b,h)
Home Depot, Inc.
   5.25%    12/16/13                185,000       183,720(h)
Hospira, Inc.
   5.55%    03/30/12                165,000       165,178
HSBC Bank USA NA
   4.63%    04/01/14                 75,000        71,800
HSBC Capital Funding LP
   (Series 1)
   9.55%    12/31/49                257,000       288,983(b,h,i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Hutchison Whampoa Finance
   CI Ltd. (Series C)
   7.50%    08/01/27               $100,000  $    114,627(b,h)
Hydro Quebec
   8.50%    12/01/29                 90,000       125,146
IBM Canada Credit Services Co.
   3.75%    11/30/07                123,000       121,905(b,h)
Idearc Inc.
   8.00%    11/15/16                325,000       334,344(b,h)
IIRSA Norte Finance Ltd.
   8.75%    05/30/24                250,000       293,750(b,h)
International Business
   Machines Corp.
   3.80%    02/01/08                145,000       143,387(h)
International Steel Group Inc.
   6.50%    04/15/14                160,000       166,353
IPSCO, Inc.
   8.75%    06/01/13                135,000       143,775
ISA Capital do Brasil S.A.
   8.80%    01/30/17                100,000       106,250(b,j)
iStar Financial, Inc. (REIT)
   4.88%    01/15/09                 72,000        71,404(h)
   7.00%    03/15/08                210,000       212,668(h)
JBS S.A.
   9.38%    02/07/11                250,000       263,125
   10.50%   08/04/16                160,000       182,000(b,h)
JP Morgan Chase & Co.
   7.00%    11/15/09                235,000       245,803(h)
JP Morgan Chase Bank
   5.88%    06/13/16                310,000       318,631
Kansas Gas & Electric
   5.65%    03/29/21                127,000       125,053(h)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                145,000       139,150(h)
Kraft Foods, Inc.
   5.25%    06/01/07                134,000       133,922(h)
Lehman Brothers Holdings, Inc.
   5.75%    07/18/11                 20,000        20,391
LIN Television Corp.
   6.50%    05/15/13                515,000       504,056
Lloyds TSB Group PLC
   6.27%    12/31/49                130,000       127,759(b,i)
MacDermid, Inc.
   9.13%    07/15/11                381,000       399,338
Majestic Star Casino LLC
   9.50%    10/15/10                405,000       424,744(h)
Marfrig Overseas Ltd.
   9.63%    11/16/16                250,000       260,625(b)
Markel Corp.
   7.35%    08/15/34                 70,000        75,010
MBIA, Inc.
   5.70%    12/01/34                100,000        95,167
Mediacom LLC
   9.50%    01/15/13                480,000       495,000(h)
Merck & Company, Inc.
   5.75%    11/15/36                 60,000        58,206

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Metropolitan Life
   Global Funding I
   4.25%    07/30/09               $155,000  $    152,448(b)
Midamerican Energy Holdings Co.
   6.13%    04/01/36                135,000       134,708
Mohegan Tribal Gaming Authority
   8.00%    04/01/12                369,000       382,837(h)
Morgan Stanley
   6.60%    04/01/12                245,000       258,674
Motorola, Inc.
   4.61%    11/16/07                    100            99(h)
MUFG Capital Finance 1 Ltd.
   6.35%    07/29/49                145,000       147,963(h,i)
NAK Naftogaz Ukrainy
   8.13%    09/30/09                400,000       403,272
Nakilat Inc.
   6.07%    12/31/33                230,000       221,830(b,h)
   6.27%    12/31/33                160,000       157,645(b)
National Power Corp.
   9.63%    05/15/28                260,000       327,925(h)
Nelnet, Inc.
   5.13%    06/01/10                264,000       257,892(h)
Nevada Power Co. (Series N)
   6.65%    04/01/36                135,000       140,685
New Cingular Wireless
   Services Inc.
   8.75%    03/01/31                 68,000        88,016(h)
News America, Inc.
   7.25%    05/18/18                134,000       148,663(h)
Nisource Finance Corp.
   5.45%    09/15/20                 50,000        47,289(h)
   7.88%    11/15/10                 40,000        43,386
Norfolk Southern Corp.
   8.63%    05/15/10                185,000       202,461(h)
Norfolk Southern Railway Co.
   9.75%    06/15/20                146,000       196,209(h)
Nortel Networks Ltd.
   10.75%   07/15/16                160,000       177,600(b)
Northeast Utilities (Series B)
   3.30%    06/01/08                170,000       166,280(h)
Northern States Power Co.
   6.25%    06/01/36                115,000       123,046(h)
NorthWestern Corp.
   5.88%    11/01/14                298,000       293,964(h)
NRG Energy, Inc.
   7.38%    01/15/17                 65,000        66,706(h)
Ohio Power Co. (Series E)
   6.60%    02/15/33                 69,000        73,072(h)
ONEOK Partners LP
   5.90%    04/01/12                195,000       199,529(h)
OPTI Canada Inc.
   8.25%    12/15/14                320,000       332,800(b,h)
Pacific Bell
   7.13%    03/15/26                140,000       149,266(h)
Pacific Gas & Electric Co.
   5.80%    03/01/37                120,000       116,168
   6.05%    03/01/34                116,000       115,509(h)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

PanAmSat Corp.
   9.00%    08/15/14               $321,000  $    347,482(h)
Pemex Finance Ltd.
   9.03%    02/15/11                242,400       258,449(h)
Pemex Project Funding
   Master Trust
   6.13%    08/15/08                100,000       100,843(h)
   7.38%    12/15/14                170,000       187,843(h)
   7.88%    02/01/09                 75,000        78,231
Pepco Holdings, Inc.
   5.50%    08/15/07                 64,000        63,975(h)
Petrobras International
   Finance Co.
   6.13%    10/06/16                195,000       198,900(h)
Playtex Products, Inc.
   8.00%    03/01/11                165,000       172,425(h)
Potomac Edison Co.
   5.35%    11/15/14                112,000       110,140(h)
Prudential Financial, Inc.
   5.70%    12/14/36                185,000       177,041(h)
Prudential Holdings LLC (Series C)
   8.70%    12/18/23                300,000       377,712(b,h)
Public Service Company
   of Colorado
   7.88%    10/01/12                200,000       224,453(h)
Puget Sound Energy, Inc.
   3.36%    06/01/08                163,000       159,268(h)
   5.48%    06/01/35                145,000       132,266(h)
   6.27%    03/15/37                120,000       121,170(h)
Pulte Homes, Inc.
   4.88%    07/15/09                150,000       147,268
Quebecor World Inc.
   9.75%    01/15/15                480,000       504,000(b,h)
Ranhill Labuan Ltd.
   12.50%   10/26/11                165,000       163,350(b,h)
Rede Empresas de Energia
   Eletrica S.A.
   11.13%   04/02/49                175,000       178,500(b)
Reichhold Industries, Inc.
   9.00%    08/15/14                165,000       166,650(b,h)
Residential Capital LLC
   6.38%    06/30/10                245,000       244,923
   6.46%    04/17/09                250,000       249,070(i)
Resona Bank Ltd.
   5.85%    09/29/49                100,000        99,511(b,h,i)
Rock-Tenn Co.
   8.20%    08/15/11                315,000       333,900
Roseton Danskammer (Series B)
   7.67%    11/08/16                480,000       508,800(h)
Rouse Company LP (REIT)
   6.75%    05/01/13                290,000       295,548(b,h)
Royal Bank of Scotland
   Group PLC
   5.00%    10/01/14                 45,000        44,053
Sabine Pass LNG LP
   7.50%    11/30/16                275,000       277,062(b)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Security Benefit Life Insurance
   8.75%    05/15/16             $   25,000  $     29,233(b)
Simon Property Group, L.P. (REIT)
   4.60%    06/15/10                148,000       145,490(h)
Skandinaviska Enskilda
   Banken AB
   7.50%    03/29/49                250,000       262,216(b,h,i)
Smith International, Inc.
   6.00%    06/15/16                195,000       198,704(h)
Southern Natural Gas Co.
   5.90%    04/01/17                 85,000        84,999(b)
Sovereign Capital Trust VI
   7.91%    06/13/36                265,000       294,921(h)
Sprint Capital Corp.
   7.63%    01/30/11                185,000       198,694
Stallion Oilfield Finance Corp.
   9.75%    02/01/15                 95,000        96,662(b)
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                210,000       205,558(i)
Station Casinos Inc.
   7.75%    08/15/16                 25,000        25,656(h)
Stewart Enterprises, Inc.
   6.25%    02/15/13                185,000       179,450(h)
Telecom Italia Capital S.A.
   7.20%    07/18/36                125,000       130,616
Telecom Personal S.A.
   9.25%    12/22/10                 90,000        94,162(b)
Tennessee Gas Pipeline Co.
   8.38%    06/15/32                125,000       154,006
The Kroger Co.
   6.80%    12/15/18                141,000       146,827(h)
The Thomson Corp.
   5.50%    08/15/35                145,000       129,540(h)
Time Warner, Inc.
   6.88%    05/01/12                 54,000        57,511(h)
TNK-BP Finance S.A.
   6.13%    03/20/12                200,000       198,500(b)
   6.63%    03/20/17                100,000        99,250(b)
TransCapitalInvest Ltd.
   5.67%    03/05/14                175,000       172,399(b)
Tronox Worldwide LLC
   9.50%    12/01/12                230,000       243,800(h)
TXU Electric Delivery Co.
   5.73%    09/16/08                150,000       149,977(i)
   6.38%    05/01/12                134,000       138,925(h)
Union Pacific Railroad Co.
   5.87%    07/02/30                200,000       204,299(h)
United Overseas Bank Ltd.
   4.50%    07/02/13                385,000       371,176(b,h)
Vitro S.A. de C.V.
   9.13%    02/01/17                100,000       102,500(b,j)
VTB Capital S.A.
   5.96%    08/01/08                205,000       205,102(b,h,i)
   6.10%    09/21/07                 85,000        85,000(b,h,i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Wachovia Corp.
   5.63%    10/15/16               $375,000  $    376,109
Wal-Mart Stores, Inc.
   5.25%    09/01/35                230,000       208,576(h)
Wells Fargo & Co.
   5.25%    12/01/07                109,000       108,916(h)
Westar Energy, Inc.
   5.15%    01/01/17                105,000       100,341(h)
   7.13%    08/01/09                 80,000        82,914(h)
Westlake Chemical Corp.
   6.63%    01/15/16                310,000       302,250(h)
Windstream Corp.
   7.00%    03/15/19                285,000       285,000(b)
   8.63%    08/01/16                315,000       344,531
Wisconsin Electric Power
   3.50%    12/01/07                192,000       189,761(h)
   5.70%    12/01/36                 45,000        43,921
Wyeth
   4.38%    03/01/08                 50,000        49,664(h)
   5.95%    04/01/37                165,000       163,364
                                               41,095,564

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.9%

Banc of America Commercial
   Mortgage Inc.
   5.32%    10/10/11                 50,000        50,272
Banc of America Funding Corp.
   5.74%    03/20/36                111,835       112,006(h,i)
   5.85%    02/20/36                189,213       190,346(h,i)
Banc of America Mortgage
   Securities (Class B)
   5.33%    10/25/35                 72,923        70,867(h,i)
   5.38%    01/25/36                108,140       106,776(h,i)
   5.56%    02/25/36                 89,362        88,747(h,i)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                153,556       156,192(h)
Bear Stearns Commercial
   Mortgage Securities
   5.41%    03/11/39                 93,396        94,547(h,i)
   5.48%    10/12/41                305,000       308,508(h,i)
   5.53%    10/12/41                305,000       308,931(h,i)
   6.02%    02/14/31                434,000       438,892(h)
CalSTRS Trust
   4.13%    11/20/12                433,000       429,508(b,h)
Citigroup Mortgage Loan
   Trust, Inc.
   6.08%    08/25/36                208,853       209,801(h,i)
Countrywide Alternative
   Loan Trust
   5.98%    05/25/36                 39,601        35,442(h,i)
   6.00%    03/25/36 - 08/25/36     193,155       163,685(h)
Countrywide Alternative
   Loan Trust (Class B)
   6.00%    05/25/36 - 08/25/36     134,213       119,386(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Countrywide Asset-Backed
   Certificates
   5.60%    11/25/35             $1,139,362  $  1,140,330(h,i)
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
   5.50%    12/25/35                103,299       100,602(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36                 83,954        81,995(h,i)
Crusade Global Trust (Class A)
   5.54%    09/18/34                 51,066        51,196(h,i)
CS First Boston Mortgage
   Securities Corp.
   1.50%    03/15/35              4,025,811       148,666(b,h,i)
   5.25%    07/15/37              3,346,814        83,682(b,d,h,i)
   5.25%    08/25/34                 88,306        87,518(h)
   5.33%    10/25/35                103,834        99,628(h,i)
   6.13%    04/15/37                224,440       233,074(h)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                638,879       646,394(h)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                130,222       131,267(h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.47%    04/15/34                129,596       134,939(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.23%    12/10/41              5,459,103       114,470(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                305,528       305,624(h)
Impac CMB Trust (Class A)
   5.58%    10/25/35              1,482,048     1,483,845(h,i)
Indymac INDA Mortgage
   Loan Trust
   5.16%    01/25/36                 71,898        70,258(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                 71,898        71,644(h,i)
Indymac Index Mortgage
   Loan Trust
   5.38%    06/25/35                176,729       174,531(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.12%    01/12/39              2,997,037       102,406(b,h,i)
   6.47%    11/15/35                215,752       226,393(h)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27                503,180       492,616(h,i)
   5.17%    01/18/12              4,294,269       114,586(d,h,i)
   5.42%    02/15/40                119,000       119,218
   5.46%    01/15/36              1,477,196        96,114(b,d,h)
   6.23%    03/15/26                165,796       168,662(h)
   6.97%    03/15/36              3,809,686       108,650(b,d,h,i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

   7.09%    10/15/35             $1,099,916  $     46,041(b,d,h,i)
   7.23%    02/15/40              3,604,357        77,147(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                289,600       300,800(h)
   6.65%    11/15/27              1,629,724     1,712,614(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                 66,000        69,812(b,h)
Master Alternative Loans Trust
   5.00%    08/25/18                177,300        27,482(g,h)
   6.50%    08/25/34 - 05/25/35     647,914       659,315(h)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                168,986       172,260(h)
Merrill Lynch Mortgage
   Trust (Class A)
   5.62%    05/12/39                319,000       325,115(h,i)
MLCC Mortgage Investors, Inc.
   5.39%    02/25/36                 94,112        93,324(h,i)
Morgan Stanley Capital I
   5.28%    12/15/43                117,000       117,441(i)
   5.33%    12/15/43                117,000       116,435(i)
   5.39%    11/12/41                341,000       339,330(h,i)
   5.44%    02/20/44                119,000       120,008(b,i)
   5.45%    02/20/44                300,000       301,013(i)
   7.11%    04/15/33                511,868       530,761(h)
Morgan Stanley Capital I (Class A)
   5.36%    02/20/44                225,000       226,753(i)
Morgan Stanley Dean Witter
   Capital I
   7.20%    10/15/33                 71,332        74,830(h)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                398,200       417,010(h)
   6.54%    02/15/31                 41,654        42,698(h)
Puma Finance Ltd. (Class A)
   5.51%    03/25/34                195,937       196,019(h,i)
   5.55%    10/11/34                117,730       117,668(h,i)
Residential Accredit Loans, Inc.
   6.00%    01/25/36                178,290       174,813(h)
   6.02%    01/25/36                 99,409       100,506(h,i)
Residential Funding Mortgage
   Security I
   5.75%    01/25/36                197,770       192,783(h)
Structured Asset Securities
   Corp. (Class X)
   2.14%    02/25/28                134,490         5,758(i)
Wachovia Bank Commercial
   Mortgage Trust
   5.51%    03/15/45                 72,000        72,828(h)
   5.68%    05/15/43                329,000       334,822(h,i)
Wells Fargo Mortgage Backed
   Securities Trust
   5.39%    08/25/35                263,521       258,974(h,i)
   5.50%    01/25/36                174,083       167,650(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Wells Fargo Mortgage Backed
   Securities Trust (Class B)
   5.50%    03/25/36               $235,828  $    228,435(h)
                                               17,092,659

SOVEREIGN BONDS -- 0.9%

Government of Argentina
   9.38%    09/14/18                100,000       101,050
Government of Bahamas
   6.63%    05/15/33                152,000       168,290(b,h)
Government of Brazil
   10.25%   01/10/28                260,000       122,567
Government of Canada
   7.50%    09/15/29                185,000       234,293
Government of Jamaica
   8.00%    03/15/39                250,000       250,625
Government of Manitoba Canada
   4.90%    12/06/16                130,000       128,373
Government of Mexico
   7.50%    01/14/12                125,000       136,694
Government of Panama
   6.70%    01/26/36                115,000       119,370
                                                1,261,262

TOTAL BONDS AND NOTES
   (COST $148,667,409)                        146,614,408

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 14.7%
--------------------------------------------------------------------------------

ASSET BACKED -- 11.0%

American Express Credit Account
   Master Trust (Class B)
   5.43%    08/15/11              2,000,000     1,999,688(b,i)
Chase Credit Card Master
   Trust (Class A)
   5.43%    07/15/10              1,289,000     1,290,591(i)
Countrywide Asset-Backed
   Certificates
   5.75%    05/25/33                  6,424         6,425(i)
Countrywide Asset-Backed
   Certificates (Class 2)
   5.92%    06/25/33                  1,457         1,457(i)
Countrywide Asset-Backed
   Certificates (Class A)
   5.72%    03/25/33                174,258       174,273(i)
Discover Card Master
   Trust I (Class A)
   5.34%    05/15/11              1,172,000     1,172,384(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   5.50%    09/25/35              2,172,000     2,172,445(i)


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE FIXED INCOME FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------

Fleet Home Equity Loan
   Trust (Class A)
   5.57%    01/20/33           $    205,557  $    205,741(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   5.36%    07/15/09              3,620,000     3,619,450(i)
GSAMP Trust
   5.47%    12/25/35                724,000       724,168(i)
Long Beach Mortgage Loan Trust
   5.60%    09/25/35              3,976,409     3,980,567(i)
Residential Asset Mortgage
   Products, Inc.
   5.59%    12/25/33                373,589       374,752(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
   5.88%    06/25/32                 26,813        26,818(i)
                                               15,748,759

CORPORATE NOTES -- 0.5%

Prudential Financial, Inc.
   5.49%    06/13/08                724,000       725,399(i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%

Banc of America Large Loan
   5.53%    03/15/22              1,086,000     1,086,275(b,i)
Countrywide Asset-Backed
   Certificates
   5.60%    11/25/35              1,139,362     1,140,330(i)
Granite Mortgages PLC (Class 1)
   5.54%    01/20/43                201,461       201,621(i)
Impac CMB Trust (Class A)
   6.08%    12/25/33                 89,650        89,650(i)
Interstar Millennium
   Trust (Class A)
   5.56%    03/14/36                 35,101        35,161(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   5.49%    10/15/17                283,335       283,343(b,i)
MortgageIT Trust (Class 1)
   5.58%    05/25/35              1,303,375     1,302,647(i)
Thornburg Mortgage Securities
   Trust (Class A)
   5.66%    04/25/43                175,687       175,824(i)
Washington Mutual Inc.
   5.66%    01/25/45                266,079       266,667(i)
                                                4,581,518

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $21,051,241)                          21,055,676

TOTAL INVESTMENTS IN SECURITIES
   (COST $169,718,650)                        167,670,084

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 23.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.6%

GEI Short Term Investment Fund
   5.53%                         10,832,985  $ 10,832,985(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.6%

GEI Short Term Investment Fund
   5.53%                         22,288,459    22,288,459(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $33,121,444)                          33,121,444

TOTAL INVESTMENTS
   (COST $202,840,094)                        200,791,528

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (40.3)%                      (57,622,569)
                                             ------------

NET ASSETS-- 100.0%                          $143,168,959
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following long futures contracts open at March 31, 2007 (unaudited):

                            NUMBER     CURRENT
              EXPIRATION      OF      NOTIONAL     UNREALIZED
DESCRIPTION      DATE      CONTRACTS    VALUE     DEPRECIATION
--------------------------------------------------------------------------------
Eurodollar     September
  Futures        2007         56    $13,289,500   $  (2,310)
U.S. Treasury
  Notes 5 Yr.
  Futures      June 2007      39      4,126,078      (8,287)
                                                   ---------
                                                   $(10,597)
                                                   ========


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

GE Money Market Fund

                                                                             Q&A


THE GE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN (PICTURED BELOW). SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 140.

Q.  HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS
    BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD
    ENDED MARCH 31, 2007?

A. For the six-month period ended March 31, 2007, the GE Money Market Fund returned 2.49%. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 2.48% and the Fund's Lipper peer group of 343 Money Market Funds returned an average of 2.24% for the same period.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET
    OVER SIX-MONTH PERIOD ENDED MARCH 31, 2007?

A. U.S. interest rates moved up and down within a 50 basis point range, mostly reacting to investor expectations around the Federal Reserve rate policy, but finished the six-month period ending March 31, 2007 little changed. The yield curve steepened between 2-year (down 10 bps) and 10-year notes (up 1 bp) to a positive slope of 7 bps after being negative since August 2006. The Federal Reserve left its target for fed funds unchanged at 5.25%, and raised investor hopes for rate cuts when the Federal Open Market Committee (FOMC) omitted the reference to "additional firming" in its March 20/21 statement. The market's interpretation of Fed neutrality was quieted when Chairman Bernanke later, in testimony to Congress, emphasized the committees main concern is still inflation. Non-investment grade sectors outperformed during the period with High Yield returning nearly 7% and Emerging Markets returning 6.3%. Asset-backed securities backed by sub-prime collateral (2.4%) lagged other sectors other than treasuries, which returned 2.2%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A key strategy in the Fund has been to position the average maturity given our outlook for monetary policy. The average maturity of the Fund was lengthened to take advantage of higher rates, with the expectation that the Federal Reserve would remain on hold during this period.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
DONALD J. DUNCAN

GE Money Market Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2006 - MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                              ACCOUNT VALUE AT THE                ACCOUNT VALUE AT THE                  EXPENSES PAID
                           BEGINNING OF THE PERIOD ($)            END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,024.94                             2.07
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,022.63                             2.07
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FROM PERIOD (SEPTEMBER 30, 2006 - MARCH 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2007 WAS: 2.49%.

GE Money Market Fund


 CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line chart omitted -- plot points are as follows:]

                   GE Money Market Fund                     90 Day T-Bill
3/97                   $10,000.00                           $10,000.00
9/97                    10,257.78                            10,256.78
9/98                    10,794.64                            10,782.02
9/99                    11,299.93                            11,273.81
9/00                    11,956.04                            11,922.93
9/01                    12,537.61                            12,462.96
9/02                    12,748.56                            12,684.54
9/03                    12,871.23                            12,828.45
9/04                    12,986.03                            12,972.05
9/05                    13,292.63                            13,327.81
9/06                    13,875.29                            13,936.41
3/07                    14,221.28                            14,282.48


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2007

                                                         ENDING VALUE
                  SIX      ONE       FIVE       TEN      OF A $10,000
                MONTHS     YEAR      YEAR       YEAR    INVESTMENT (A)
                ------     ----      ----       ----    --------------
GE Money Market  2.49%     4.95%     2.35%      3.58%     $14,221
90 Day T-Bill    2.48%     4.99%     2.57%      3.63%     $14,282


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.


LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 3/31/07

                  SIX      ONE       FIVE       TEN
                MONTHS     YEAR      YEAR       YEAR
                ------     ----      ----       ----
Number of
Funds in
peer group:      343       340       293        185
---------------------------------------------------------
Peer group
average annual
total return:   2.24%     4.43%     1.90%      3.24%
---------------------------------------------------------
Lipper categories in peer group: Money Market


FUND YIELD
AT MARCH 31, 2007
-------------------------------------------------
                       FUND     IBC'S MONEY FUND*
                       ----     -----------------
  7-day current        5.13%+         4.75%
  7-day effective      5.26%          4.87%


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT MARCH 31, 2007.

*  IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
   FUNDS.


  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE MONEY MARKET FUND                                  March 31, 2007 (unaudited)

Schedule of Investments


GE MONEY MARKET FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $232,899
(IN THOUSANDS) AS OF MARCH 31, 2007

[Pie chart omitted -- plot points are as follows:]

Commercial Paper            41.1%
Corporate Notes             22.8%
Certificates of Deposit     18.9%
Repurchase Agreements       16.8%
Time Deposit                 0.4%


                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.5%+
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 40.9%

Bank of America Corp.
   5.23%    05/24/07           $  8,870,000  $  8,801,743
Barclays PLC
   5.24%    05/14/07              7,500,000     7,453,058
Bear Stearns Companies
   5.23%    06/14/07             11,000,000    10,881,744
Citibank Credit Card
   Issuance Trust
   5.24%    06/22/07             11,500,000    11,362,741
Citigroup Funding Inc.
   5.25%    04/25/07              9,000,000     8,968,500
Dexia DEL LLC
   5.24%    05/07/07              6,000,000     5,968,590
ING Group
   5.22%    06/06/07 - 06/08/07   6,510,000     6,446,539
Jupiter Securitization Corp.
   5.27%    04/27/07              9,000,000     8,965,745
Sheffield Receivables Corp.
   5.25%    05/14/07              9,000,000     8,943,562
UBS AG
   5.23%    06/04/07              8,920,000     8,837,143
Windmill Funding Corp.
   5.25%    04/13/07              9,090,000     9,074,093
                                               95,703,458

                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 16.7%

Deutsche Bank
   5.38% date 03/30/07, to be
   repurchased at $39,127,534
   on 04/02/07 collateralized by
   $39,892,201 U.S. Government
   Agency Bond, coupon rate
   3.31%, 4.62%, 6.00%, 5.00%,
   5.00% and 5.63% maturing
   04/01/34, 01/01/33, 04/01/36,
   07/01/36, 06/01/36 and
   04/01/36 respectively        $39,110,000  $ 39,110,000

CORPORATE NOTES-- 22.7%

American Express Credit Corp.
   5.42%    03/05/08              4,680,000     4,681,611(i)
Canadian Imperial Bank
   5.32%    03/20/08              8,470,000     8,470,000
Goldman Sachs Group LP
   5.45%    09/14/07              8,700,000     8,706,073(b,i)
Greenwich Capital Holdings Inc.
   5.28%    11/09/07              7,180,000     7,180,000
HSBC Finance Corp.
   5.40%    06/01/07              7,030,000     7,030,973(i)
Morgan Stanley Group Inc.
   5.36%    02/01/08              9,060,000     9,060,000(i)
Societe Generale
   5.38%    03/27/08              8,000,000     8,000,000
                                               53,128,657

CERTIFICATES OF DEPOSIT -- 18.8%

Calyon
   5.34%    05/04/07              7,930,000     7,930,000
Credit Suisse First Boston
   5.28%    04/09/07              8,000,000     8,000,000
Deutsche Bank A.G.
   5.35%    08/07/07              6,500,000     6,500,000
Dresdner Bank AG
   5.30%    10/09/07 - 01/10/08   7,160,000     7,160,000
Royal Bank of Canada
   N Y Branch
   5.30%    04/05/07              5,500,000     5,500,000
Toronto-Dominion Bank
   5.31%    07/09/07              8,860,000     8,860,000
                                               43,950,000

TIME DEPOSIT -- 0.4%

State Street Corp.
   4.85%    04/02/07              1,006,602     1,006,602(e)

TOTAL SHORT TERM INVESTMENTS
   (COST $232,898,717)                        232,898,717

OTHER ASSETS AND LIABILITIES,
   NET-- 0.5%                                   1,222,278
                                             ------------

NET ASSETS-- 100.0%                          $234,120,995
                                             ============


See Notes to Schedules of Investments on page 90 and Notes to Financial Statements on page 120.

                                                      March 31, 2007 (unaudited)

Notes to Schedules of Investments


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $61,152; $3,433,089; $17,514,574; $4,802,483, $2,489,365, $44,497 and
    $8,706,073 or 0.09%, 2.03%, 12.23%, 4.96%, 1.99%, 0.07% and 3.72% of net
    assets for the GE Global Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Short-Term Government Fund, GE Government Securities Fund, GE International Equity Fund and GE Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2007.

(j) All or a portion of the security out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by FSA, AMBAC, and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2007 (as a percentage of net assets) as follows:

               FSA                    14.17%
               AMBAC                  12.07%
               FGIC                    6.85%

(p) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+   Percentages are based on net assets as of March 31, 2007.

**  Denominated in USD unless otherwise indicated.

*   Less than 0.1%.


The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

Abbreviations:

ADR         American Depository Receipt

AMBAC       AMBAC Indemnity Corporation

FGIC        Financial Guaranty Insurance Corporation

FSA         Financial Security Assurance

GDR         Global Depository Receipt

MBIA        Municipal Bond Investors Assurance Corporation

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard & Poors Depository Receipts

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --           --            --              --          1/5/93

Net asset value, beginning of period ...........  $30.00          $28.69        $26.41        $24.19          $20.31        $25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.21            0.29          0.36          0.20            0.16          0.13
  Net realized and unrealized
   gains (losses) on investments ...............    1.54            2.76          2.11          2.19            3.91         (4.49)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    1.75            3.05          2.47          2.39            4.07         (4.36)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.42            0.46          0.19          0.17            0.19          0.09
  Net realized gains ...........................    3.16            1.28            --            --              --          0.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    3.58            1.74          0.19          0.17            0.19          0.33
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $28.17          $30.00        $28.69        $26.41          $24.19        $20.31
====================================================================================================================================

TOTAL RETURN (A) ...............................   5.84%          11.13%         9.40%         9.87%          20.09%       (17.78%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....$295,542        $298,764      $339,327      $337,920        $315,980      $251,251
  Ratios to average net assets:
   Net investment income (loss)* ...............   1.44%           1.00%         1.28%         0.77%           0.72%         0.53%
   Net expenses* ...............................   0.78%           0.80%         0.78%         0.78%           0.83%         0.87%
   Gross expenses* .............................   0.78%           0.80%         0.78%         0.78%           0.83%         0.87%
  Portfolio turnover rate ......................     24%             46%           36%           29%             26%           41%
------------------------------------------------------------------------------------------------------------------------------------


GE U.S. EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --           --           --               --          12/22/93

Net asset value, beginning of period ..........    $28.62       $27.36        $25.20       $23.11           $19.38         $23.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      0.10         0.06          0.16         0.00(c)        (0.01)         (0.06)
  Net realized and unrealized
   gains (losses) on investments ..............      1.46         2.64          2.00         2.09             3.74          (4.29)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      1.56         2.70          2.16         2.09             3.73          (4.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.15         0.16            --           --               --             --
  Net realized gains ..........................      3.16         1.28            --           --               --           0.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      3.31         1.44            --           --               --           0.24
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $26.87       $28.62        $27.36       $25.20           $23.11         $19.38
===================================================================================================================================

TOTAL RETURN (A) ..............................     5.44%       10.28%         8.57%        9.04%           19.25%        (18.40%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....    $5,968       $6,738       $12,406      $19,373          $22,447        $22,806
  Ratios to average net assets:
   Net investment income (loss)* ..............     0.70%        0.23%         0.58%        0.02%           (0.03%)        (0.23%)
   Net expenses* ..............................     1.53%        1.55%         1.53%        1.53%            1.58%          1.62%
   Gross expenses* ............................     1.53%        1.55%         1.53%        1.53%            1.58%          1.62%
  Portfolio turnover rate .....................       24%          46%           36%          29%              26%            41%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06      9/30/05       9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --            --            --             --          9/30/99

Net asset value, beginning of period ...........  $28.24          $27.07        $24.93        $22.93          $19.23        $23.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.10            0.07          0.15          0.00(c)        (0.01)        (0.05)
  Net realized and unrealized
   gains (losses) on investments ...............    1.45            2.60          1.99          2.07            3.75         (4.27)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    1.55            2.67          2.14          2.07            3.74         (4.32)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.20            0.22            --          0.07            0.04            --
  Net realized gains ...........................    3.16            1.28            --            --              --          0.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    3.36            1.50            --          0.07            0.04          0.24
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $26.43          $28.24        $27.07        $24.93          $22.93        $19.23
====================================================================================================================================

TOTAL RETURN (A) ...............................   5.46%          10.29%         8.58%         9.05%          19.46%       (18.41%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....  $7,079          $7,649        $9,306       $12,355         $10,137        $4,851
  Ratios to average net assets:
   Net investment income (loss)* ...............   0.71%           0.25%         0.57%         0.01%          (0.04%)       (0.22%)
   Net expenses* ...............................   1.53%           1.55%         1.53%         1.53%           1.57%         1.62%
   Gross expenses* .............................   1.53%           1.55%         1.53%         1.53%           1.57%         1.62%
  Portfolio turnover rate ......................     24%             46%           36%           29%             26%           41%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                    3/31/07+     9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --          --             --          --                --         11/29/93

Net asset value, beginning of period ...........    $29.92       $28.62        $26.35       $24.14           $20.26         $24.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............      0.25         0.37          0.44         0.27             0.22           0.20
  Net realized and unrealized
   gains (losses) on investments ...............      1.53         2.75          2.10         2.17             3.91          (4.49)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................      1.78         3.12          2.54         2.44             4.13          (4.29)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      0.50         0.54          0.27         0.23             0.25           0.15
  Net realized gains ...........................      3.16         1.28            --           --               --           0.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      3.66         1.82          0.27         0.23             0.25           0.39
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................    $28.04       $29.92        $28.62       $26.35           $24.14         $20.26
====================================================================================================================================

TOTAL RETURN (A) ...............................     5.95%       11.40%         9.68%       10.13%           20.47%        (17.58%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....  $121,709     $115,005      $306,532     $346,807         $307,727       $243,957
  Ratios to average net assets:
   Net investment income (loss)* ...............     1.68%        1.27%         1.56%        1.02%            0.97%          0.78%
   Net expenses* ...............................     0.53%        0.54%         0.53%        0.53%            0.58%          0.62%
   Gross expenses* .............................     0.53%        0.54%         0.53%        0.53%            0.58%          0.62%
  Portfolio turnover rate ......................       24%          46%           36%          29%              26%            41%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --           --             --              --         9/8/93

Net asset value, beginning of period ...........  $11.93          $11.65        $10.94         $9.81           $8.29        $10.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.09            0.09          0.11          0.07            0.07          0.07
  Net realized and unrealized
   gains (losses) on investments ...............    0.77            1.17          1.04          1.13            1.54         (1.79)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................    0.86            1.26          1.15          1.20            1.61         (1.72)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.14            0.10          0.09          0.07            0.09          0.02
  Net realized gains ...........................    1.00            0.88          0.35          --               --           0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    1.14            0.98          0.44          0.07            0.09          0.06
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $11.65          $11.93        $11.65        $10.94           $9.81         $8.29
====================================================================================================================================

TOTAL RETURN (A) ...............................   7.23%          11.58%        10.73%        12.32%          19.49%       (17.24%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..... $49,667         $58,024       $47,633       $48,065         $48,400       $43,157
  Ratios to average net assets:
    Net investment income (loss)* ..............   1.53%           0.80%         1.00%         0.61%           0.73%         0.66%
    Net expenses* ..............................   1.20%           1.20%         1.20%         1.20%           1.13%         1.01%
    Gross expenses* ............................   1.20%           1.19%         1.21%         1.31%           1.18%         1.01%
  Portfolio turnover rate ......................     20%             52%           35%           32%             29%           39%
------------------------------------------------------------------------------------------------------------------------------------



GE VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --            --            --               --          9/8/93

Net asset value, beginning of period ...........    $11.38       $11.15        $10.47        $9.39            $7.93          $9.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............      0.04           --          0.03        (0.01)           (0.00)(c)      (0.01)
  Net realized and unrealized
   gains (losses) on investments ...............      0.74         1.11          1.00         1.09             1.46          (1.71)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................      0.78         1.11          1.03         1.08             1.46          (1.72)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      0.02           --            --           --               --             --
  Net realized gains ...........................      1.00         0.88          0.35           --               --           0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      1.02         0.88          0.35           --               --           0.04
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................    $11.14       $11.38        $11.15       $10.47            $9.39          $7.93
====================================================================================================================================

TOTAL RETURN (A) ...............................     6.87%       10.66%         9.88%       11.50%           18.41%        (17.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....    $3,339       $4,201        $6,342       $9,734          $13,568        $14,437
  Ratios to average net assets:
    Net investment income (loss)* ..............     0.76%        0.04%         0.29%       (0.13%)          (0.02%)        (0.09%)
    Net expenses* ..............................     1.95%        1.95%         1.95%        1.95%            1.87%          1.78%
    Gross expenses* ............................     1.96%        1.95%         1.96%        2.05%            1.92%          1.78%
  Portfolio turnover rate ......................       20%          52%           35%          32%              29%            39%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --             --            --              --         9/30/99

Net asset value, beginning of period ...........  $11.32          $11.10        $10.43         $9.37           $7.92         $9.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.04              --          0.03         (0.01)          (0.00)(c)     (0.01)
  Net realized and unrealized
   gains (losses) on investments ...............    0.73            1.11          0.99          1.08            1.48         (1.71)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    0.77            1.11          1.02          1.07            1.48         (1.72)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.04            0.01         (0.00)(c)      0.01            0.03            --
  Net realized gains ...........................    1.00            0.88          0.35            --              --          0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    1.04            0.89          0.35          0.01            0.03          0.04
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $11.05          $11.32        $11.10        $10.43           $9.37         $7.92
====================================================================================================================================

TOTAL RETURN (A) ...............................   6.84%          10.72%         9.85%        11.43%          18.68%       (17.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....  $1,563          $1,625        $1,695        $1,690          $1,783        $1,097
  Ratios to average net assets:
    Net investment income (loss)* ..............   0.75%           0.05%         0.24%        (0.14%)         (0.04%)       (0.08%)
    Net expenses* ..............................   1.95%           1.95%         1.95%         1.95%           1.88%         1.76%
    Gross expenses* ............................   1.95%           1.94%         1.96%         2.05%           1.94%         1.76%
  Portfolio turnover rate ......................     20%             52%           35%           32%             29%           39%
------------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --          --                --          1/5/98

Net asset value, beginning of period ...........  $12.71       $12.31        $11.54       $10.37            $8.77         $10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.14         0.14          0.15         0.10             0.09           0.10
  Net realized and unrealized
   gains (losses) on investments ...............    0.87         1.27          1.10         1.17             1.62          (1.89)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    1.01         1.41          1.25         1.27             1.71          (1.79)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.12         0.13          0.13         0.10             0.11           0.05
  Net realized gains ...........................    1.00         0.88          0.35           --               --           0.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    1.12         1.01          0.48         0.10             0.11           0.09
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $12.60       $12.71        $12.31       $11.54           $10.37          $8.77
==================================================================================================================================

TOTAL RETURN (A) ...............................   8.02%       12.26%        10.91%       12.29%           19.64%        (17.03%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....    $ --(d)      $ --(d)        $56          $42           $5,993         $4,227
  Ratios to average net assets:
    Net investment income (loss)* ..............   2.19%        1.11%         1.26%        0.93%            0.96%          0.91%
    Net expenses* ..............................   0.95%        0.95%         0.95%        0.95%            0.88%          0.77%
    Gross expenses* ............................   0.95%        0.95%         0.96%        0.99%            0.94%          0.77%
  Portfolio turnover rate ......................     20%          52%           35%          32%              29%            39%
----------------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --              --            --            --              --          9/30/98

Net asset value, beginning of period ...........  $16.16          $15.70        $14.87        $12.67          $11.49        $13.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............      --           (0.02)         0.04         (0.06)          (0.01)        (0.01)
  Net realized and unrealized
    gains (losses) on investments ..............    1.68            1.03          2.89          2.26            1.19         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    1.68            1.01          2.93          2.20            1.18         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      --            0.02            --            --              --          0.05
  Net realized gains ...........................    2.26            0.53          2.10            --              --          2.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    2.26            0.55          2.10            --              --          2.13
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $15.58          $16.16        $15.70        $14.87          $12.67        $11.49
====================================================================================================================================

TOTAL RETURN (A) ...............................  10.95%           6.60%        20.87%        17.36%          10.27%        (2.92%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..... $59,964         $59,397       $56,235       $48,852         $51,902       $44,547
  Ratios to average net assets:
   Net investment income (loss)* ...............   0.04%          (0.13%)        0.26%        (0.38%)         (0.06%)       (0.05%)
   Net expenses* ...............................   1.23%           1.21%         1.21%         1.24%           1.24%         1.15%
   Gross expenses* .............................   1.23%           1.21%         1.21%         1.25%           1.24%         1.17%
  Portfolio turnover rate ......................     29%             38%           34%           93%            122%          138%
------------------------------------------------------------------------------------------------------------------------------------



GE SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+      9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --           --            --             --                --       9/30/98

Net asset value, beginning of period ...........    $15.11       $14.81        $14.22       $12.22           $11.16         $13.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............     (0.05)       (0.14)        (0.06)       (0.16)           (0.09)         (0.10)
  Net realized and unrealized
    gains (losses) on investments ..............      1.56         0.97          2.75         2.16             1.15          (0.10)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................      1.51         0.83          2.69         2.00             1.06          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................        --           --            --           --               --             --
  Net realized gains ...........................      2.26         0.53          2.10           --               --           2.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      2.26         0.53          2.10           --               --           2.08
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................    $14.36       $15.11        $14.81       $14.22           $12.22         $11.16
====================================================================================================================================

TOTAL RETURN (A) ...............................    10.56%        5.77%        20.04%       16.37%            9.50%         (3.58%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....   $10,402      $10,583       $11,567      $11,885          $18,694        $15,984
  Ratios to average net assets:
   Net investment income (loss)* ...............    (0.71%)      (0.88%)       (0.46%)      (1.15%)          (0.81%)        (0.80%)
   Net expenses* ...............................     1.98%        1.96%         1.95%        1.99%            1.99%          1.90%
   Gross expenses* .............................     1.98%        1.96%         1.96%        2.00%            1.99%          1.92%
  Portfolio turnover rate ......................       29%          38%           34%          93%             122%           138%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+       9/30/06       9/30/05        9/30/04        9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --            --             --              --         9/30/99

Net asset value, beginning of period ...........  $15.07          $14.77        $14.19        $12.19          $11.14        $13.44
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............   (0.05)          (0.13)        (0.06)        (0.16)          (0.09)        (0.10)
  Net realized and unrealized
    gains (losses) on investments ..............    1.55            0.96          2.74          2.16            1.14         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    1.50            0.83          2.68          2.00            1.05         (0.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      --              --            --            --              --          0.03
  Net realized gains ...........................    2.26            0.53          2.10            --              --          2.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    2.26            0.53          2.10            --              --          2.11
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $14.31          $15.07        $14.77        $14.19          $12.19        $11.14
====================================================================================================================================

TOTAL RETURN (A) ...............................  10.51%           5.79%        20.02%        16.41%           9.43%        (3.63%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....  $7,555          $7,668        $8,391        $9,615          $8,945        $5,002
  Ratios to average net assets:
   Net investment income (loss)* ...............  (0.71%)         (0.88%)       (0.44%)       (1.12%)         (0.83%)       (0.79%)
   Net expenses* ...............................   1.98%           1.96%         1.95%         1.99%           2.01%         1.90%
   Gross expenses* .............................   1.98%           1.96%         1.96%         2.00%           2.01%         1.97%
  Portfolio turnover rate ......................     29%             38%           34%           93%            122%          138%
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+     9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --            --               --          9/30/98

Net asset value, beginning of period ...........   $16.44       $15.99        $15.07       $12.81           $11.59         $13.85
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............     0.03         0.02          0.08        (0.02)           0.02            0.03
  Net realized and unrealized
    gains (losses) on investments ..............     1.70         1.04          2.94         2.28             1.20          (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................     1.73         1.06          3.02         2.26             1.22          (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................       --         0.08            --           --               --           0.09
  Net realized gains ...........................     2.26         0.53          2.10           --               --           2.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     2.26         0.61          2.10           --               --           2.17
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................   $15.91       $16.44        $15.99       $15.07           $12.81         $11.59
===================================================================================================================================

TOTAL RETURN (A) ...............................   11.08%        6.85%        21.22%       17.64%           10.53%         (2.71%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....   $8,495      $11,990       $24,385      $23,144          $19,715         $8,759
  Ratios to average net assets:
   Net investment income (loss)* ...............    0.32%        0.10%         0.54%       (0.12%)           0.18%          0.22%
   Net expenses* ...............................    0.98%        0.95%         0.96%        0.99%            1.01%          0.90%
   Gross expenses* .............................    0.98%        0.95%         0.96%        1.00%            1.01%          0.94%
  Portfolio turnover rate ......................      29%          38%           34%          93%             122%           138%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+        9/30/06       9/30/05       9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --           --            --              --          1/5/93

Net asset value, beginning of period ...........  $24.66          $21.05        $18.13        $16.07          $13.39        $16.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.05            0.10          0.19          0.04            0.04          0.05
  Net realized and unrealized
   gains (losses) on investments ...............    3.21            3.64          2.83          2.05            2.71         (3.16)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    3.26            3.74          3.02          2.09            2.75         (3.11)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.14            0.13          0.10          0.03            0.07          0.06
  Net realized gains ...........................      --              --            --            --              --          0.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    0.14            0.13          0.10          0.03            0.07          0.08
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $27.78          $24.66        $21.05        $18.13          $16.07        $13.39
====================================================================================================================================

TOTAL RETURN (A) ...............................  13.25%          17.85%        16.67%        13.03%          20.56%       (18.89%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................. $43,093         $37,653       $32,038       $30,324         $27,864       $25,641
  Ratios to average net assets:
   Net investment income (loss)* ...............   0.36%           0.43%         0.95%         0.22%           0.26%         0.30%
   Net expenses* ...............................   1.37%           1.46%         1.49%         1.65%           1.50%         1.27%
   Gross expenses* .............................   1.37%           1.46%         1.50%         1.67%           1.57%         1.27%
  Portfolio turnover rate ......................     27%             57%           61%           28%             64%           51%
------------------------------------------------------------------------------------------------------------------------------------



GE GLOBAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06       9/30/05      9/30/04         9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --            --               --         12/22/93

Net asset value, beginning of period ...........   $22.71       $19.41        $16.76       $14.94           $12.48         $15.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    (0.05)       (0.07)         0.04        (0.09)           (0.07)         (0.07)
  Net realized and unrealized
   gains (losses) on investments ...............     2.96         3.37          2.61         1.91             2.53          (2.95)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................     2.91         3.30          2.65         1.82             2.46          (3.02)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................       --           --            --           --               --             --
  Net realized gains ...........................       --           --            --           --               --           0.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................       --           --            --           --               --           0.02
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................   $25.62       $22.71        $19.41       $16.76           $14.94         $12.48
===================================================================================================================================

TOTAL RETURN (A) ...............................   12.81%       17.00%        15.81%       12.18%           19.71%        (19.48%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................     $522         $542          $826       $1,047           $1,503           $906
  Ratios to average net assets:
   Net investment income (loss)* ...............   (0.42%)      (0.33%)        0.21%       (0.51%)          (0.51%)        (0.46%)
   Net expenses* ...............................    2.12%        2.21%         2.24%        2.40%            2.27%          2.03%
   Gross expenses* .............................    2.12%        2.21%         2.25%        2.42%            2.36%          2.03%
  Portfolio turnover rate ......................      27%          57%           61%          28%              64%            51%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+        9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --              --             --            --              --         9/30/99

Net asset value, beginning of period ...........  $22.85          $19.54        $16.88        $15.04          $12.47        $15.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............   (0.05)          (0.06)         0.04         (0.09)          (0.07)        (0.06)
  Net realized and unrealized
   gains (losses) on investments ...............    2.98            3.37          2.62          1.93            2.64         (2.96)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    2.93            3.31          2.66          1.84            2.57         (3.02)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      --              --            --            --              --            --
  Net realized gains ...........................      --              --            --            --              --          0.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      --              --            --            --              --          0.02
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $25.78          $22.85        $19.54        $16.88          $15.04        $12.47
====================================================================================================================================

TOTAL RETURN (A) ...............................  12.82%          16.94%        15.76%        12.23%          20.61%       (19.50%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................    $315            $318          $272          $423            $326          $293
  Ratios to average net assets:
   Net investment income (loss)* ...............  (0.37%)         (0.30%)        0.20%        (0.51%)         (0.47%)       (0.39%)
   Net expenses* ...............................   2.12%           2.21%         2.24%         2.40%           2.26%         2.02%
   Gross expenses* .............................   2.12%           2.21%         2.25%         2.42%           2.33%         2.02%
  Portfolio turnover rate ......................     27%             57%           61%           28%             64%           51%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --            --          --                --         11/29/93

Net asset value, beginning of period ...........   $24.77       $21.14        $18.21       $16.14           $13.45         $16.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............     0.08         0.16          0.24         0.09             0.08           0.09
  Net realized and unrealized
   gains (losses) on investments ...............     3.22         3.66          2.84         2.05             2.72          (3.16)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................     3.30         3.82          3.08         2.14             2.80          (3.07)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................     0.20         0.19          0.15         0.07             0.11           0.12
  Net realized gains ...........................       --           --            --           --               --           0.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     0.20         0.19          0.15         0.07             0.11           0.14
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................   $27.87       $24.77        $21.14       $18.21           $16.14         $13.45
===================================================================================================================================

TOTAL RETURN (A) ...............................   13.37%       18.14%        16.98%       13.31%           20.87%        (18.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................  $23,485      $20,643       $18,183      $16,596          $13,548        $10,516
  Ratios to average net assets:
   Net investment income (loss)* ...............    0.61%        0.69%         1.19%        0.49%            0.51%          0.56%
   Net expenses* ...............................    1.12%        1.21%         1.24%        1.40%            1.26%          1.02%
   Gross expenses* .............................    1.12%        1.21%         1.25%        1.42%            1.34%          1.02%
  Portfolio turnover rate ......................      27%          57%           61%          28%              64%            51%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06      9/30/05        9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --            --            --               --        3/2/94

Net asset value, beginning of period ...........  $18.79          $15.87        $12.73        $10.58           $9.41        $11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............      --            0.16          0.14          0.09            0.07          0.06
  Net realized and unrealized
   gains (losses) on investments ...............    2.78            2.90          3.07          2.11            1.17         (2.44)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    2.78            3.06          3.21          2.20            1.24         (2.38)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.16            0.14          0.07          0.05            0.07          0.08
  Net realized gains ...........................    0.02              --            --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    0.18            0.14          0.07          0.05            0.07          0.08
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $21.39          $18.79        $15.87        $12.73          $10.58         $9.41
====================================================================================================================================

TOTAL RETURN (A) ...............................  14.85%          19.38%        25.32%        20.88%          13.18%       (20.28%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................. $48,709         $40,564       $28,881       $23,144         $19,694       $19,773
  Ratios to average net assets:
   Net investment income (loss)* ...............   0.02%           0.90%         0.97%         0.69%           0.75%         0.50%
   Net expenses* ...............................   1.49%           1.58%         1.42%         1.58%           1.51%         1.35%
   Gross expenses* .............................   1.49%           1.58%         1.43%         1.58%           1.51%         1.38%
  Portfolio turnover rate ......................     18%             39%           66%           31%             68%           53%
------------------------------------------------------------------------------------------------------------------------------------



GE INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --            --           --               --          3/2/94

Net asset value, beginning of period ...........   $17.48       $14.79        $11.89        $9.92            $8.86         $11.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    (0.07)        0.02          0.02        (0.00)(c)        (0.01)         (0.03)
  Net realized and unrealized
   gains (losses) on investments ...............     2.61         2.70          2.88         1.98             1.07          (2.29)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................     2.54         2.72          2.90         1.98             1.06          (2.32)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................     0.03         0.03            --         0.01               --             --
  Net realized gains ...........................     0.02           --            --           --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     0.05         0.03            --         0.01               --             --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................   $19.97       $17.48        $14.79       $11.89            $9.92          $8.86
===================================================================================================================================

TOTAL RETURN (A) ...............................   14.51%       18.41%        24.39%       19.97%           11.96%        (20.84%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................   $1,499       $1,473        $1,249       $1,286             $954           $784
  Ratios to average net assets:
   Net investment income (loss)* ...............   (0.77%)       0.13%         0.12%       (0.02%)          (0.09%)        (0.24%)
   Net expenses* ...............................    2.24%        2.32%         2.18%        2.33%            2.25%          2.10%
   Gross expenses* .............................    2.24%        2.32%         2.18%        2.33%            2.25%          2.14%
  Portfolio turnover rate ......................      18%          39%           66%          31%              68%            53%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --           --             --              --         9/30/99

Net asset value, beginning of period ...........  $17.58          $14.85        $11.94         $9.95           $8.85        $11.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............   (0.07)           0.02          0.03         (0.01)           0.00(c)      (0.01)
  Net realized and unrealized
   gains (losses) on investments ...............    2.61            2.72          2.88          2.01            1.12         (2.32)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................    2.54            2.74          2.91          2.00            1.12         (2.33)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.01            0.01            --          0.01            0.02            --
  Net realized gains ...........................    0.02              --            --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    0.03            0.01            --          0.01            0.02            --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $20.09          $17.58        $14.85        $11.94           $9.95         $8.85
====================================================================================================================================

TOTAL RETURN (A) ...............................  14.45%          18.48%        24.37%        20.07%          12.62%       (20.91%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................  $1,115          $1,031        $1,196        $1,081          $1,200          $394
  Ratios to average net assets:
   Net investment income (loss)* ...............  (0.77%)          0.12%         0.19%        (0.09%)          0.05%        (0.12%)
   Net expenses* ...............................   2.24%           2.31%         2.17%         2.32%           2.27%         2.10%
   Gross expenses* .............................   2.24%           2.31%         2.18%         2.33%           2.28%         2.15%
  Portfolio turnover rate ......................     18%             39%           66%           31%             68%           53%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --           --            --           --               --          3/2/94

Net asset value, beginning of period ...........    $18.99       $16.01        $12.85       $10.68            $9.53         $12.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............      0.03         0.09          0.18         0.12             0.09           0.09
  Net realized and unrealized
   gains (losses) on investments ...............      2.82         3.06          3.09         2.14             1.16          (2.46)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................      2.85         3.15          3.27         2.26             1.25          (2.37)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      0.21         0.17          0.11         0.09             0.10           0.12
  Net realized gains ...........................      0.02           --            --           --               --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      0.23         0.17          0.11         0.09             0.10           0.12
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................    $21.61       $18.99        $16.01       $12.85           $10.68          $9.53
====================================================================================================================================

TOTAL RETURN (A) ...............................    15.04%       19.83%        25.58%       21.22%           13.19%        (20.05%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..............................    $8,982       $7,679       $69,794      $46,942          $37,413        $24,997
  Ratios to average net assets:
   Net investment income (loss)* ...............     0.26%        0.51%         1.26%        0.95%            0.91%          0.75%
   Net expenses* ...............................     1.24%        1.17%         1.17%        1.33%            1.25%          1.10%
   Gross expenses* .............................     1.24%        1.17%         1.17%        1.33%            1.26%          1.14%
  Portfolio turnover rate ......................       18%          39%           66%          31%              68%            53%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --            --             --              --        12/31/96

Net asset value, beginning of period ..........   $27.64          $26.96        $24.71        $23.26          $18.50        $22.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) .....................    (0.01)           0.03          0.11         (0.01)          (0.05)        (0.08)
  Net realized and unrealized
    gains (losses) on investments .............     1.41            1.23          2.19          1.46            4.81         (3.32)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.40            1.26          2.30          1.45            4.76         (3.40)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       --              --          0.05            --              --            --
  Net realized gains ..........................     4.11            0.58            --            --              --          0.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     4.11            0.58          0.05            --              --          0.73
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $24.93          $27.64        $26.96        $24.71          $23.26        $18.50
====================================================================================================================================

TOTAL RETURN (A) ..............................    4.90%           4.69%         9.31%         6.23%          25.73%       (15.97%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $207,128        $224,381      $358,382      $378,947        $243,274      $127,446
  Ratios to average net assets:
   Net investment income (loss)* ..............   (0.08%)          0.12%         0.43%        (0.04%)         (0.23%)       (0.36%)
   Net expenses* ..............................    1.01%           1.02%         0.97%         1.00%           1.07%         1.05%
   Gross expenses* ............................    1.01%           1.02%         0.97%         1.00%           1.08%         1.05%
  Portfolio turnover rate .....................      16%             25%           34%           21%             17%           19%
------------------------------------------------------------------------------------------------------------------------------------



GE PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+      9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --          --                --         12/31/96

Net asset value, beginning of period ..........   $25.67       $25.27        $23.29       $22.09           $17.70         $21.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) .....................    (0.10)       (0.16)        (0.07)       (0.19)           (0.20)         (0.26)
  Net realized and unrealized
    gains (losses) on investments .............     1.31         1.14          2.05         1.39             4.59          (3.15)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.21         0.98          1.98         1.20             4.39          (3.41)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       --           --            --           --               --             --
  Net realized gains ..........................     4.11         0.58            --           --               --           0.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     4.11         0.58            --           --               --           0.73
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $22.77       $25.67        $25.27       $23.29           $22.09         $17.70
==================================================================================================================================

TOTAL RETURN (A) ..............................    4.50%        3.88%         8.50%        5.43%           24.80%        (16.61%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....  $14,146      $16,432       $27,629      $35,377          $34,657        $25,900
  Ratios to average net assets:
   Net investment income (loss)* ..............   (0.83%)      (0.64%)       (0.29%)      (0.78%)          (0.98%)        (1.13%)
   Net expenses* ..............................    1.76%        1.77%         1.72%        1.75%            1.82%          1.81%
   Gross expenses* ............................    1.76%        1.77%         1.72%        1.75%            1.82%          1.81%
  Portfolio turnover rate .....................      16%          25%           34%          21%              17%            19%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+        9/30/06       9/30/05        9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --            --           --               --         9/30/99

Net asset value, beginning of period ..........   $25.68          $25.28        $23.30        $22.10          $17.69        $21.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............    (0.10)          (0.16)        (0.08)        (0.19)          (0.20)        (0.23)
  Net realized and unrealized
    gains (losses) on investments .............     1.31            1.14          2.06          1.39            4.61         (3.19)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.21            0.98          1.98          1.20            4.41         (3.42)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       --              --            --             --             --            --
  Net realized gains ..........................     4.11            0.58            --             --             --          0.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     4.11            0.58            --             --             --          0.73
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $22.78          $25.68        $25.28        $23.30          $22.10        $17.69
====================================================================================================================================

TOTAL RETURN (A) ..............................    4.50%           3.88%         8.50%         5.43%          24.93%       (16.66%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....  $31,809         $39,838       $63,433       $68,744         $47,482       $14,003
  Ratios to average net assets:
   Net investment income (loss)* ..............   (0.84%)         (0.63%)       (0.32%)       (0.79%)         (0.99%)       (1.04%)
   Net expenses* ..............................    1.76%           1.78%         1.72%         1.75%           1.83%         1.77%
   Gross expenses* ............................    1.76%           1.78%         1.72%         1.75%           1.84%         1.77%
  Portfolio turnover rate .....................      16%             25%           34%           21%             17%           19%
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03       9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --          --            --           --               --          12/31/96

Net asset value, beginning of period ..........    $28.11       $27.40        $25.13       $23.60           $18.72         $22.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      0.02         0.10          0.16         0.05             0.00(c)       (0.03)
  Net realized and unrealized
    gains (losses) on investments .............      1.43         1.25          2.26         1.48             4.88          (3.36)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      1.45         1.35          2.42         1.53             4.88          (3.39)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.17         0.06          0.15           --               --             --
  Net realized gains ..........................      4.11         0.58            --           --               --           0.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      4.28         0.64          0.15           --               --           0.73
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $25.28       $28.11        $27.40       $25.13           $23.60         $18.72
===================================================================================================================================

TOTAL RETURN (A) ..............................     5.00%        4.94%         9.62%        6.48%           26.07%        (15.78%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....   $53,726      $66,149      $209,902     $139,864          $93,875        $47,446
  Ratios to average net assets:
   Net investment income (loss)* ..............     0.16%        0.34%         0.58%        0.21%            0.02%         (0.11%)
   Net expenses* ..............................     0.76%        0.76%         0.72%        0.75%            0.82%          0.80%
   Gross expenses* ............................     0.76%        0.76%         0.72%        0.75%            0.83%          0.80%
  Portfolio turnover rate .....................       16%          25%           34%          21%              17%            19%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE STRATEGIC INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05      9/30/04          9/30/03      9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --           --             --             --          1/5/93

Net asset value, beginning of period ..........   $25.10          $24.94        $23.67        $22.19          $19.30        $22.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.21            0.44          0.43          0.30            0.31          0.43
  Net realized and unrealized
    gains (losses) on investments .............     1.71            1.91          1.67          1.45            2.99         (1.88)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.92            2.35          2.10          1.75            3.30         (1.45)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.53            0.42          0.39          0.27            0.41          0.54
  Net realized gains ..........................     2.01            1.77          0.44            --              --          0.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     2.54            2.19          0.83          0.27            0.41          1.45
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $24.48          $25.10        $24.94        $23.67          $22.19        $19.30
====================================================================================================================================

TOTAL RETURN (A) ..............................    7.80%          10.01%         8.90%         7.94%          17.33%        (7.48%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................. $137,049        $133,003      $129,971      $128,471        $113,033       $96,111
  Ratios to average net assets:
   Net investment income* .....................    1.66%           1.81%         1.74%         1.28%           1.50%         1.97%
   Net expenses* ..............................    0.86%           0.89%         0.80%         0.81%           0.84%         0.86%
   Gross expenses* ............................    0.86%           0.89%         0.81%         0.81%           0.84%         0.86%
  Portfolio turnover rate .....................      59%            118%          119%          135%            134%          115%
------------------------------------------------------------------------------------------------------------------------------------



GE STRATEGIC INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --          --            --            --               --         12/22/93

Net asset value, beginning of period ..........   $24.23       $24.13        $22.91       $21.50           $18.69         $21.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.11         0.25          0.24         0.12             0.15           0.26
  Net realized and unrealized
    gains (losses) on investments .............     1.65         1.84          1.61         1.42             2.90          (1.84)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.76         2.09          1.85         1.54             3.05          (1.58)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.33         0.22          0.19         0.13             0.24           0.35
  Net realized gains ..........................     2.01         1.77          0.44           --               --           0.91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     2.34         1.99          0.63         0.13             0.24           1.26
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $23.65       $24.23        $24.13       $22.91           $21.50         $18.69
==================================================================================================================================

TOTAL RETURN (A) ..............................    7.39%        9.18%         8.13%        7.15%           16.45%         (8.19%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................  $14,714      $14,942       $17,746      $20,077          $17,297        $15,215
  Ratios to average net assets:
   Net investment income* .....................    0.91%        1.04%         0.99%        0.53%            0.75%          1.20%
   Net expenses* ..............................    1.61%        1.64%         1.55%        1.56%            1.59%          1.61%
   Gross expenses* ............................    1.61%        1.64%         1.56%        1.56%            1.59%          1.61%
  Portfolio turnover rate .....................      59%         118%          119%         135%             134%           115%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C  (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+       9/30/06       9/30/05        9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --           --            --               --         9/30/99

Net asset value, beginning of period ..........   $23.67          $23.62        $22.51        $21.18          $18.44        $21.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.11            0.24          0.23          0.13            0.15          0.26
  Net realized and unrealized
   gains (losses) on investments ..............     1.61            1.80          1.58          1.39            2.89         (1.84)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.72            2.04          1.81          1.52            3.04         (1.58)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.33            0.22          0.26          0.19            0.30          0.38
  Net realized gains ..........................     2.01            1.77          0.44            --              --          0.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     2.34            1.99          0.70          0.19            0.30          1.29
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $23.05          $23.67        $23.62        $22.51          $21.18        $18.44
====================================================================================================================================

TOTAL RETURN (A) ..............................    7.40%           9.18%         8.12%         7.14%          16.62%        (8.21%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................  $12,660         $12,759       $15,975       $15,743          $5,355        $2,904
  Ratios to average net assets:
   Net investment income* .....................    0.91%           1.04%         0.99%         0.57%           0.74%         1.23%
   Net expenses* ..............................    1.61%           1.64%         1.55%         1.55%           1.58%         1.61%
   Gross expenses* ............................    1.61%           1.64%         1.56%         1.56%           1.58%         1.61%
  Portfolio turnover rate .....................      59%            118%          119%          135%            134%          115%
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --          --            --           --                --         11/29/93

Net asset value, beginning of period ..........    $25.34       $25.01        $23.74       $22.24           $19.34         $22.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................      0.24         0.47          0.50         0.36             0.36           0.49
  Net realized and unrealized
   gains (losses) on investments ..............      1.72         2.11          1.66         1.47             3.01          (1.90)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      1.96         2.58          2.16         1.83             3.37          (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.59         0.48          0.45         0.33             0.47           0.59
  Net realized gains ..........................      2.01         1.77          0.44           --               --           0.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      2.60         2.25          0.89         0.33             0.47           1.50
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $24.70       $25.34        $25.01       $23.74           $22.24         $19.34
===================================================================================================================================

TOTAL RETURN (A) ..............................     7.91%       11.03%         9.20%        8.22%           17.65%         (7.27%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................    $4,889       $3,161       $94,317     $107,340         $103,532        $78,294
  Ratios to average net assets:
   Net investment income* .....................     1.91%        1.82%         2.01%        1.52%            1.75%          2.22%
   Net expenses* ..............................     0.61%        0.56%         0.55%        0.56%            0.59%          0.61%
   Gross expenses* ............................     0.61%        0.56%         0.56%        0.56%            0.59%          0.61%
  Portfolio turnover rate .....................       59%         118%          119%         135%             134%           115%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --            --            --              --          9/8/93

Net asset value, beginning of period ..........    $8.56           $8.69         $8.79         $8.90           $8.94         $8.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.16            0.32          0.28          0.25            0.30          0.35
  Net realized and unrealized
   gains (losses) on investments ..............    (0.01)          (0.13)        (0.10)        (0.11)          (0.04)         0.42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     0.15            0.19          0.18          0.14            0.26          0.77
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.16            0.32          0.28          0.25            0.30          0.37
  Net realized gains ..........................       --              --            --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.16            0.32          0.28          0.25            0.30          0.37
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $8.55           $8.56         $8.69         $8.79           $8.90         $8.94
====================================================================================================================================

TOTAL RETURN (A) ..............................    1.79%           2.27%         2.08%         1.60%           2.95%         9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................. $123,277        $132,535      $154,259      $169,373        $194,705      $204,181
  Ratios to average net assets:
   Net investment income* .....................    3.81%           3.76%         3.21%         2.80%           3.36%         4.13%
   Net expenses* ..............................    0.90%           0.88%         0.86%         0.95%           0.87%         0.85%
   Gross expenses* ............................    0.90%           0.88%         0.86%         0.96%           0.87%         0.85%
  Portfolio turnover rate .....................     148%            275%          148%          217%            151%          182%
------------------------------------------------------------------------------------------------------------------------------------


GE GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+     9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --           --               --          4/22/87

Net asset value, beginning of period ..........    $8.63        $8.77         $8.86        $8.98            $9.01          $8.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.13         0.26          0.21         0.18             0.24           0.28
  Net realized and unrealized
   gains (losses) on investments ..............    (0.01)       (0.14)        (0.08)       (0.12)           (0.04)          0.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     0.12         0.12          0.13         0.06             0.20           0.71
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.13         0.26          0.22         0.18             0.23           0.31
  Net realized gains ..........................       --           --            --           --               --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.13         0.26          0.22         0.18             0.23           0.31
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $8.62        $8.63         $8.77        $8.86            $8.98          $9.01
==================================================================================================================================

TOTAL RETURN (A) ..............................    1.42%        1.40%         1.44%        0.74%            2.31%          8.41%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................   $1,162       $1,468        $2,327       $5,159           $8,366        $16,462
  Ratios to average net assets:
   Net investment income* .....................    3.06%        3.01%         2.43%        2.04%            2.68%          3.31%
   Net expenses* ..............................    1.66%        1.63%         1.61%        1.70%            1.62%          1.60%
   Gross expenses* ............................    1.66%        1.63%         1.62%        1.71%            1.62%          1.64%
  Portfolio turnover rate .....................     148%         275%          148%         217%             151%           182%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --            --            --              --         9/30/99

Net asset value, beginning of period ..........    $8.66           $8.80         $8.89         $9.00           $9.04         $8.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.13            0.26          0.22          0.18            0.24          0.30
  Net realized and unrealized
    gains (losses) on investments .............    (0.01)          (0.14)        (0.09)        (0.11)          (0.05)         0.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.12            0.12          0.13          0.07            0.19          0.71
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.13            0.26          0.22          0.18            0.23          0.31
  Net realized gains ..........................       --              --            --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.13            0.26          0.22          0.18            0.23          0.31
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $8.65           $8.66         $8.80         $8.89           $9.00         $9.04
====================================================================================================================================

TOTAL RETURN (A) ..............................    1.42%           1.41%         1.44%         0.85%           2.19%         8.38%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................     $429            $418          $543          $777          $1,047        $1,142
  Ratios to average net assets:
   Net investment income* .....................    3.05%           3.01%         2.40%         2.04%           2.61%         3.40%
   Net expenses* ..............................    1.65%           1.63%         1.61%         1.70%           1.62%         1.57%
   Gross expenses* ............................    1.65%           1.63%         1.62%         1.71%           1.62%         1.57%
  Portfolio turnover rate .....................     148%            275%          148%          217%            151%          182%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE SHORT-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --           --             --              --         3/2/94

Net asset value, beginning of period ..........   $11.23          $11.31        $11.67        $12.04          $12.21        $12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.25            0.48          0.48          0.36            0.34          0.57
  Net realized and unrealized
   gains (losses) on investments ..............     0.02           (0.09)        (0.36)        (0.25)          (0.09)         0.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.27            0.39          0.12          0.11            0.25          0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.24            0.47          0.48          0.36            0.41          0.59
  Net realized gains ..........................       --              --            --          0.09            0.01          0.05
  Return of capital ...........................       --              --            --          0.03              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.24            0.47          0.48          0.48            0.42          0.64
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.26          $11.23        $11.31        $11.67          $12.04        $12.21
====================================================================================================================================

TOTAL RETURN (A) ..............................    2.43%           3.51%         1.08%         0.91%           2.06%         5.65%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................  $37,878         $37,676       $43,909       $53,825         $64,054       $54,089
  Ratios to average net assets:
   Net investment income* .....................    4.38%           4.27%         4.15%         3.02%           2.82%         4.70%
   Net expenses* ..............................    0.80%           0.79%         0.78%         0.75%           0.73%         0.70%
   Gross expenses* ............................    0.80%           0.80%         0.86%         0.86%           0.80%         0.78%
  Portfolio turnover rate .....................      72%            222%           91%           89%            110%           42%
------------------------------------------------------------------------------------------------------------------------------------



GE SHORT-TERM GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+     9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --          --                --          3/2/94

Net asset value, beginning of period ..........   $11.22       $11.29        $11.65       $12.02           $12.19         $12.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.21         0.41          0.41         0.29             0.27           0.50
  Net realized and unrealized
   gains (losses) on investments ..............     0.02        (0.08)        (0.36)       (0.25)           (0.10)          0.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.23         0.33          0.05         0.04             0.17           0.60
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.21         0.40          0.41         0.29             0.33           0.52
  Net realized gains ..........................       --           --            --         0.09             0.01           0.05
  Return of capital ...........................       --           --            --         0.03               --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.21         0.40          0.41         0.41             0.34           0.57
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.24       $11.22        $11.29       $11.65           $12.02         $12.19
==================================================================================================================================

TOTAL RETURN (A) ..............................    2.03%        2.98%         0.47%        0.30%            1.45%          4.94%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................   $3,995       $4,543        $4,243       $5,044           $5,206         $3,399
  Ratios to average net assets:
   Net investment income* .....................    3.78%        3.67%         3.55%        2.44%            2.20%          4.11%
   Net expenses* ..............................    1.40%        1.39%         1.38%        1.35%            1.32%          1.30%
   Gross expenses* ............................    1.40%        1.40%         1.46%        1.46%            1.40%          1.41%
  Portfolio turnover rate .....................      72%         222%           91%          89%             110%            42%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+         9/30/06       9/30/05       9/30/04         9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --            --           --               --         9/30/99

Net asset value, beginning of period ..........   $11.22          $11.29        $11.65        $12.02          $12.19        $12.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.20            0.39          0.39          0.26            0.24          0.48
  Net realized and unrealized
   gains (losses) on investments ..............     0.02           (0.08)        (0.35)        (0.24)          (0.09)         0.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.22            0.31          0.04          0.02            0.15          0.58
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.20            0.38          0.40          0.27            0.31          0.50
  Net realized gains ..........................       --              --            --          0.09            0.01          0.05
  Return of capital ...........................       --              --            --          0.03              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.20            0.38          0.40          0.39            0.32          0.55
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.24          $11.22        $11.29        $11.65          $12.02        $12.19
====================================================================================================================================

TOTAL RETURN (A) ..............................    1.96%           2.83%         0.32%         0.14%           1.29%         4.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................   $3,435          $4,007        $5,322        $7,591          $8,281        $3,762
  Ratios to average net assets:
   Net investment income* .....................    3.63%           3.53%         3.38%         2.24%           1.99%         3.94%
   Net expenses* ..............................    1.55%           1.55%         1.53%         1.50%           1.47%         1.44%
   Gross expenses* ............................    1.55%           1.56%         1.61%         1.61%           1.55%         1.57%
  Portfolio turnover rate .....................      72%            222%           91%           89%            110%           42%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+      9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --           --               --           3/2/94

Net asset value, beginning of period ..........   $11.20       $11.27        $11.63       $12.00           $12.17         $12.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.26         0.49          0.52         0.38             0.40           0.59
  Net realized and unrealized
   gains (losses) on investments ..............     0.01        (0.07)        (0.37)       (0.23)           (0.12)          0.12
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.27         0.42          0.15         0.15             0.28           0.71
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.25         0.49          0.51         0.40             0.44           0.62
  Net realized gains ..........................       --           --            --         0.09             0.01           0.05
  Return of capital ...........................       --           --            --         0.03               --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.25         0.49          0.51         0.52             0.45           0.67
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.22       $11.20        $11.27       $11.63           $12.00         $12.17
==================================================================================================================================

TOTAL RETURN (A) ..............................    2.46%        3.84%         1.32%        1.26%            2.32%          6.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................  $51,449      $50,153        $7,302       $7,821           $1,160         $3,272
  Ratios to average net assets:
   Net investment income* .....................    4.63%        4.39%         4.41%        3.41%            3.33%          4.95%
   Net expenses* ..............................    0.55%        0.54%         0.53%        0.50%            0.47%          0.45%
   Gross expenses* ............................    0.55%        0.55%         0.61%        0.62%            0.52%          0.54%
  Portfolio turnover rate .....................      72%         222%           91%          89%             110%            42%
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05       9/30/04         9/30/03      9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --             --            --             --          9/8/93

Net asset value, beginning of period ..........   $11.63          $11.77        $12.04        $12.19          $12.21        $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.23            0.46          0.45          0.43            0.44          0.47
  Net realized and unrealized
   gains (losses) on investments ..............    (0.09)          (0.14)        (0.27)        (0.15)          (0.02)         0.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.14            0.32          0.18          0.28            0.42          0.94
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.23            0.46          0.45          0.43            0.44          0.48
  Net realized gains ..........................       --              --            --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.23            0.46          0.45          0.43            0.44          0.48
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.54          $11.63        $11.77        $12.04          $12.19        $12.21
====================================================================================================================================

TOTAL RETURN (A) ..............................    1.23%           2.82%         1.50%         2.37%           3.54%         8.29%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................  $26,011         $26,327       $29,685       $40,638         $41,541       $36,512
  Ratios to average net assets:
   Net investment income* .....................    4.01%           3.98%         3.77%         3.58%           3.59%         4.03%
   Net expenses* ..............................    0.87%           0.87%         0.87%         0.87%           0.85%         0.85%
   Gross expenses* ............................    1.11%           1.04%         0.96%         0.90%           0.86%         0.86%
  Portfolio turnover rate .....................       4%             43%           39%           17%             30%           32%
------------------------------------------------------------------------------------------------------------------------------------



GE TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+      9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --            --           --               --          9/8/93

Net asset value, beginning of period ..........    $11.63       $11.77        $12.04       $12.18           $12.21         $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................      0.19         0.37          0.36         0.34             0.35           0.39
  Net realized and unrealized
   gains (losses) on investments ..............     (0.10)       (0.14)        (0.27)       (0.14)           (0.03)          0.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................      0.09         0.23          0.09         0.20             0.32           0.86
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.19         0.37          0.36         0.34             0.35           0.40
  Net realized gains ..........................        --           --            --           --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.19         0.37          0.36         0.34             0.35           0.40
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $11.53       $11.63        $11.77       $12.04           $12.18         $12.21
===================================================================================================================================

TOTAL RETURN (A) ..............................     0.77%        2.05%         0.75%        1.69%            2.69%          7.49%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................      $757         $849        $1,630       $2,582           $3,779         $4,108
  Ratios to average net assets:
   Net investment income* .....................     3.27%        3.24%         3.02%        2.82%            2.89%          3.31%
   Net expenses* ..............................     1.62%        1.62%         1.62%        1.62%            1.60%          1.59%
   Gross expenses* ............................     1.86%        1.79%         1.71%        1.66%            1.61%          1.60%
  Portfolio turnover rate .....................        4%          43%           39%          17%              30%            32%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06       9/30/05       9/30/04          9/30/03     9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --              --            --           --                --       9/30/99

Net asset value, beginning of period ..........   $11.62          $11.76        $12.04        $12.18           $12.21       $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.19            0.38          0.36          0.34             0.35         0.35
  Net realized and unrealized gains
   (losses) on investments ....................    (0.09)          (0.14)        (0.28)        (0.14)           (0.03)        0.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.10            0.24          0.08          0.20             0.32         0.85
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.19            0.38          0.36          0.34             0.35         0.39
  Net realized gains ..........................       --              --            --            --               --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.19            0.38          0.36          0.34             0.35         0.39
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.53          $11.62        $11.76        $12.04           $12.18       $12.21
====================================================================================================================================

TOTAL RETURN (A) ..............................    0.86%           2.06%         0.66%         1.69%            2.77%        7.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................     $273            $364          $956        $1,771           $2,711       $3,364
  Ratios to average net assets:
   Net investment income* .....................    3.29%           3.27%         3.03%         2.83%            2.90%        2.92%
   Net expenses* ..............................    1.62%           1.63%         1.63%         1.62%            1.60%        1.60%
   Gross expenses* ............................    1.86%           1.79%         1.71%         1.66%            1.60%        1.69%
  Portfolio turnover rate .....................       4%             43%           39%           17%              30%          32%
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+     9/30/06       9/30/05      9/30/04          9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --            --          --            --              --           9/26/97

Net asset value, beginning of period ..........    $12.57       $12.72        $13.04       $13.18           $12.70         $12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................      0.27         0.53          0.51         0.50             0.48           0.53
  Net realized and unrealized gains
   (losses) on investments ....................     (0.10)       (0.15)        (0.31)       (0.14)            0.50**         0.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................      0.17         0.38          0.20         0.36             0.98           1.01
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.27         0.53          0.52         0.50             0.50**         0.53
  Net realized gains ..........................        --           --            --           --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.27         0.53          0.52         0.50             0.50           0.53
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $12.47       $12.57        $12.72       $13.04           $13.18         $12.70
===================================================================================================================================

TOTAL RETURN (A) ..............................     1.33%        3.09%         1.54%        2.81%            7.88%**        8.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................       $35          $35           $34          $33             $287            $30
  Ratios to average net assets:
   Net investment income* .....................     4.26%        4.24%         3.98%        3.81%            3.70%          4.31%
   Net expenses* ..............................     0.62%        0.61%         0.62%        0.62%            0.62%          0.60%
   Gross expenses* ............................     0.86%        0.77%         0.71%        0.66%            0.63%          0.61%
  Portfolio turnover rate .....................        4%          43%           39%          17%              30%            32%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


GE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+        9/30/06      9/30/05       9/30/04          9/30/03      9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --               --           --            --               --         1/5/93

Net asset value, beginning of period ..........   $11.90          $12.12       $12.56        $12.78           $12.75        $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.31            0.57         0.48          0.41             0.41          0.55
  Net realized and unrealized
   gains (losses) on investments ..............     0.05           (0.20)       (0.22)        (0.04)            0.16          0.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.36            0.37         0.26          0.37             0.57          0.90
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.30            0.56         0.47          0.42             0.44          0.56
   Net realized gains .........................       --            0.03         0.23          0.17             0.10            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.30            0.59         0.70          0.59             0.54          0.56
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.96          $11.90       $12.12        $12.56           $12.78        $12.75
====================================================================================================================================

TOTAL RETURN (A) ..............................    3.15%           3.13%        2.11%         2.99%            4.58%         7.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $124,734       $130,779      $142,688      $153,014         $167,091      $143,442
  Ratios to average net assets:
   Net investment income* .....................    5.16%           4.84%        3.85%         3.30%            3.20%         4.45%
   Net expenses* ..............................    0.81%           0.80%        0.80%         0.78%            0.78%         0.80%
   Gross expenses* ............................    0.83%           0.86%        0.81%         0.79%            0.78%         0.82%
  Portfolio turnover rate .....................     175%            337%         311%          363%             381%          308%
------------------------------------------------------------------------------------------------------------------------------------



GE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+     9/30/06      9/30/05       9/30/04          9/30/03       9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --           --               --         12/22/93

Net asset value, beginning of period ..........   $11.90       $12.12        $12.56       $12.78           $12.76         $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.26         0.48          0.38         0.32             0.31           0.46
  Net realized and unrealized
   gains (losses) on investments ..............     0.06        (0.19)        (0.21)       (0.04)            0.15           0.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.32         0.29          0.17         0.28             0.46           0.82
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.26         0.48          0.38         0.33             0.34           0.47
   Net realized gains .........................       --         0.03          0.23         0.17             0.10             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.26         0.51          0.61         0.50             0.44           0.47
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.96       $11.90        $12.12       $12.56           $12.78         $12.76
==================================================================================================================================

TOTAL RETURN (A) ..............................    2.68%        2.45%         1.34%        2.22%            3.71%          6.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....   $1,774       $2,078        $2,728       $3,208           $3,555         $3,242
  Ratios to average net assets:
   Net investment income* .....................    4.40%        4.08%         3.09%        2.55%            2.45%          3.72%
   Net expenses* ..............................    1.56%        1.55%         1.55%        1.53%            1.53%          1.55%
   Gross expenses* ............................    1.58%        1.61%         1.56%        1.54%            1.54%          1.57%
  Portfolio turnover rate .....................     175%         337%          311%         363%             381%           308%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/07+        9/30/06      9/30/05       9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --           --            --               --         9/30/99

Net asset value, beginning of period ..........   $11.91         $12.14       $12.57        $12.79           $12.76        $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................     0.26           0.49         0.38          0.32             0.30          0.46
  Net realized and unrealized
   gains (losses) on investments ..............     0.06          (0.21)       (0.20)        (0.04)            0.17          0.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................     0.32           0.28         0.18          0.28             0.47          0.82
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.26           0.48         0.38          0.33             0.34          0.47
  Net realized gains ..........................       --           0.03         0.23          0.17             0.10            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.26           0.51         0.61          0.50             0.44          0.47
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $11.97         $11.91       $12.14        $12.57           $12.79        $12.76
====================================================================================================================================

TOTAL RETURN (A) ..............................    2.68%          2.37%        1.43%         2.22%            3.78%         6.82%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................   $1,155         $1,237       $1,731        $2,681           $3,274        $1,712
  Ratios to average net assets:
   Net investment income* .....................    4.40%          4.09%        3.10%         2.55%            2.36%         3.64%
   Net expenses* ..............................    1.57%          1.55%        1.55%         1.53%            1.52%         1.54%
   Gross expenses* ............................    1.59%          1.61%        1.56%         1.54%            1.53%         1.58%
  Portfolio turnover rate .....................     175%           337%         311%          363%             381%          308%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   3/31/07+      9/30/06       9/30/05      9/30/04          9/30/03       9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --           --            --          --                --         11/29/93

Net asset value, beginning of period ..........     $11.89       $12.11        $12.55       $12.77           $12.75         $12.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................       0.32         0.61          0.51         0.44             0.44           0.59
  Net realized and unrealized
   gains (losses) on investments ..............       0.07        (0.21)        (0.22)       (0.04)            0.15           0.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................       0.39         0.40          0.29         0.40             0.59           0.94
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................       0.32         0.59          0.50         0.45             0.47           0.59
  Net realized gains ..........................         --         0.03          0.23         0.17             0.10             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.32         0.62          0.73         0.62             0.57           0.59
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................     $11.96       $11.89        $12.11       $12.55           $12.77         $12.75
====================================================================================================================================

TOTAL RETURN (A) ..............................      3.28%        3.48%         2.36%        3.24%            4.75%          7.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................    $15,505      $14,900       $87,216      $94,622         $110,539        $86,653
  Ratios to average net assets:
   Net investment income* .....................      5.41%        4.99%         4.10%        3.55%            3.45%          4.75%
   Net expenses* ..............................      0.56%        0.55%         0.55%        0.53%            0.53%          0.55%
   Gross expenses* ............................      0.58%        0.58%         0.56%        0.54%            0.53%          0.57%
  Portfolio turnover rate .....................       175%         337%          311%         363%             381%           308%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.


GE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  3/31/07+       9/30/06      9/30/05       9/30/04          9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --           --            --               --          1/5/93

Net asset value, beginning of period ..........    $1.00          $1.00        $1.00         $1.00            $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................     0.02           0.04         0.02          0.01             0.01(b)       0.02(b)
  Net realized and unrealized
   gains (losses) in investments ..............       --                          --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .......     0.02           0.04         0.02          0.01             0.01          0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income (loss) ................     0.02           0.04         0.02          0.01             0.01          0.02
  Net realized gains ..........................       --             --           --            --               --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.02           0.04         0.02          0.01             0.01          0.02
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $1.00          $1.00        $1.00         $1.00            $1.00         $1.00
====================================================================================================================================

TOTAL RETURN (A) ..............................    2.49%          4.38%        2.36%         0.89%            0.96%         1.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $234,121       $214,333     $214,638      $234,979         $269,533      $255,169
  Ratios to average net assets:
   Net investment income* .....................    4.94%          4.29%        2.32%         0.85%            0.94%         1.69%
   Net expenses* ..............................    0.41%          0.41%        0.40%         0.35%            0.41%         0.45%
   Gross expenses* ............................    0.41%          0.41%        0.40%         0.35%            0.41%         0.45%
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)  Less than $0.01 per share.

(d)  Less than $1,000 of asset in share class.

*    Annualized for periods lees than one year.

** The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

+    Unaudited.


See Notes to Financial Statements.

Statements of Assets
and Liabilities  MARCH 31, 2007 (UNAUDITED)


                                                                 GE                  GE                GE              GE
                                                                U.S.              VALUE         SMALL-CAP          GLOBAL
                                                              EQUITY             EQUITY            EQUITY          EQUITY
                                                                FUND               FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market**
      (cost $373,742,253; $47,512,421; $72,624,248;
      $51,281,721; $43,510,844 and
      $267,896,239 respectively) .....................  $423,676,078        $54,335,660       $85,540,721      $65,594,472
   Short-term Investments (at amortized cost) ........    10,284,013          3,901,037        24,796,896       17,147,067
   Short-term affiliated investments
      (at amortized cost) ............................     6,240,526            377,101         2,189,855        1,710,889
   Foreign currency (cost $0; $0; $0;
      $127,270; $224,417
      and $0 respectively) ...........................            --                 --                --          127,117
   Receivable for investments sold ...................     3,535,994            545,790                --          166,688
   Income receivables ................................       469,428             74,775            78,679          171,803
   Receivable for fund shares sold ...................       151,345              9,425            29,260            4,459
   Variation margin receivable .......................            --                 --                --            2,431
   Other assets ......................................            --                 --                --               --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...................................   444,357,384         59,243,788       112,635,411       84,924,926
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders ..............            --                 --               168               --
   Payable upon return of securities loaned ..........     9,799,013          3,901,037        24,796,896       17,147,067
   Payable for investments purchased .................     3,332,366            535,912         1,058,646           93,310
   Payable for fund shares redeemed ..................       222,074             36,921            92,485           37,297
   Payable to GEAM ...................................       436,503            200,244           255,522          207,723
   Accrued other expenses ............................       265,521                 --            15,045           24,860
   Variation margin payable ..........................           225                 --                --               --
   Other liabilities .................................         2,526                264               419              227
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..............................    14,058,228          4,674,378        26,219,181       17,510,484
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................   430,299,156         54,569,410        86,416,230       67,414,442
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...................................   371,289,695         44,064,017        61,670,963       51,539,372
   Undistributed (distribution in excess of)
      net investment income ..........................       803,478             94,928            52,030           50,984
   Accumulated net realized gain (loss) ..............     8,265,120          3,587,226        11,776,764        1,491,024
   Net unrealized appreciation/(depreciation) on:
      Investments ....................................    49,933,825          6,823,239        12,916,473       14,312,751
      Futures ........................................         7,038                 --                --           18,823
      Foreign currency related transactions ..........            --                 --                --            1,488
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................  $430,299,156        $54,569,410       $86,416,230      $67,414,442
==============================================================================================================================
CLASS A:
Net assets ...........................................   295,542,364         49,666,997        59,964,418       43,092,946
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................    10,490,918          4,263,553         3,848,270        1,551,228
Net asset value per share ............................         28.17              11.65             15.58            27.78
Maximum offering price per share .....................         29.89              12.36             16.53            29.47
CLASS B:
Net assets ...........................................     5,968,358          3,339,137        10,401,602          521,657
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................       222,109            299,768           724,260           20,359
Net asset value per share* ...........................         26.87              11.14             14.36            25.62
CLASS C: (LEVEL LOAD)
Net assets ...........................................     7,079,003          1,563,162         7,555,258          315,132
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................       267,878            141,407           527,841           12,224
Net asset value per share* ...........................         26.43              11.05             14.31            25.78
CLASS Y:
Net assets ...........................................   121,709,431             113.63         8,494,952       23,484,707
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................     4,340,259               9.02           533,807          842,543
Net asset value per share ............................         28.04              12.60             15.91            27.87



                                                                     GE                 GE
                                                          INTERNATIONAL            PREMIER
                                                                 EQUITY             GROWTH
                                                                   FUND        EQUITY FUND
---------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market**
      (cost $373,742,253; $47,512,421; $72,624,248;
      $51,281,721; $43,510,844 and
      $267,896,239 respectively) .....................      $58,885,695        $298,868,697
   Short-term Investments (at amortized cost) ........       14,563,177           4,993,303
   Short-term affiliated investments
      (at amortized cost) ............................          872,405           8,861,273
   Foreign currency (cost $0; $0; $0;
      $127,270; $224,417
      and $0 respectively) ...........................          224,734                  --
   Receivable for investments sold ...................           83,629             714,969
   Income receivables ................................          213,528             137,980
   Receivable for fund shares sold ...................           78,812             163,164
   Variation margin receivable .......................               --                  --
   Other assets ......................................          220,539                  --
---------------------------------------------------------------------------------------------
      TOTAL ASSETS ...................................       75,142,519         313,739,386
---------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders ..............               --                  --
   Payable upon return of securities loaned ..........       14,563,177           4,993,304
   Payable for investments purchased .................           29,758             823,323
   Payable for fund shares redeemed ..................           11,009             377,712
   Payable to GEAM ...................................          186,325             728,532
   Accrued other expenses ............................           47,245               4,648
   Variation margin payable ..........................               25                 375
   Other liabilities .................................              436               2,601
---------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..............................       14,837,975           6,930,495
---------------------------------------------------------------------------------------------
NET ASSETS ...........................................       60,304,544         306,808,891
=============================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...................................       42,285,036         271,771,355
   Undistributed (distribution in excess of)
      net investment income ..........................           42,281             165,798
   Accumulated net realized gain (loss) ..............        2,600,559           3,866,001
   Net unrealized appreciation/(depreciation) on:
      Investments ....................................       15,374,851          30,972,458
      Futures ........................................               33              33,279
      Foreign currency related transactions ..........            1,784                  --
---------------------------------------------------------------------------------------------
NET ASSETS ...........................................      $60,304,544        $306,808,891
=============================================================================================
CLASS A:
Net assets ...........................................       48,708,677         207,128,388
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................        2,276,717           8,309,393
Net asset value per share ............................            21.39               24.93
Maximum offering price per share .....................            22.69               26.45
CLASS B:
Net assets ...........................................        1,498,819          14,145,797
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................           75,066             621,223
Net asset value per share* ...........................            19.97               22.77
CLASS C: (LEVEL LOAD)
Net assets ...........................................        1,115,344          31,808,973
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................           55,507           1,396,295
Net asset value per share* ...........................            20.09               22.78
CLASS Y:
Net assets ...........................................        8,981,704          53,725,733
Shares outstanding ($.001 par value; unlimited
   shares authorized) ................................          415,687           2,125,246
Net asset value per share ............................            21.61               25.28

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
**   Includes $9,532,741; $3,840,651; $24,174,433; $16,409,733; $13,832,294;
     $4,885,646 of securities on loan in the GE U.S. Equity Fund, GE Value Equity, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Premier Growth Equity Fund respectively.


See Notes to Financial Statements.

104 & 105

Statements of Assets
and Liabilities  MARCH 31, 2007 (UNAUDITED)

                                                                                  GE                  GE                 GE
                                                                           STRATEGIC          GOVERNMENT          SHORT-TERM
                                                                          INVESTMENT          SECURITIES          GOVERNMENT
                                                                                FUND                FUND                FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $146,778,776;
      $139,263,869; $106,067,916; $25,492,601; $169,718,650
      and $0 respectively) ............................................. $168,608,876       $138,944,851         $105,547,285
   Short-term Investments (at amortized cost) ..........................           --                 --                   --
   Short-term affiliated investments (at amortized cost) ...............   23,185,057         22,876,929           21,014,614
   Cash ................................................................           --             91,362                   --
   Foreign currency (cost $444,899; $826,323; $0; $0; $806,267
      and $0 respectively) .............................................      446,368            825,737                   --
   Receivable for investments sold .....................................    1,052,256                 --            4,682,438
   Income receivables ..................................................      609,471          1,544,281            1,250,896
   Receivable for fund shares sold .....................................       86,180                685               15,563
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .....................................................  193,988,208        164,283,845          132,510,796
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders ................................        1,860            101,913               19,277
   Payable upon return of securities loaned ............................   18,466,661         37,966,331           29,371,754
   Payable for investments purchased ...................................    5,590,817            867,286            6,171,789
   Payable for fund shares redeemed ....................................      258,952             93,894                5,172
   Payable to GEAM .....................................................      253,138            287,909              185,133
   Accrued other expenses ..............................................      102,862                 --                   --
   Variation margin payable ............................................        1,201              6,007                   --
   Other liabilities ...................................................        1,049                617                  347
   Payable to custodian ................................................           --             91,362                   --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ................................................   24,676,540         39,415,319           35,753,472
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .............................................................  169,311,668        124,868,526           96,757,324
===============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .....................................................  142,521,896        140,585,925          100,885,325
   Undistributed (distribution in excess of) net investment income .....      610,232            (56,386)             117,537
   Accumulated net realized gain (loss) ................................    4,378,213        (15,316,277)          (3,724,907)
   Net unrealized appreciation/(depreciation) on:
      Investments ......................................................   21,830,100           (319,018)            (520,631)
      Futures ..........................................................      (31,595)           (25,131)                  --
      Foreign currency related transactions ............................        2,822               (587)                  --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................. $169,311,668       $124,868,526         $ 96,757,324
===============================================================================================================================
CLASS A:
Net assets .............................................................  137,049,260        123,277,091           37,878,308
Shares outstanding ($.001 par value; unlimited shares authorized) ......    5,599,271         14,421,830            3,363,950
Net asset value per share ..............................................        24.48               8.55                11.26
Maximum offering price per share .......................................        25.97               8.93                11.55
CLASS B:
Net assets .............................................................   14,713,761          1,162,131            3,994,888
Shares outstanding ($.001 par value; unlimited shares authorized) ......      622,123            134,771              355,347
Net asset value per share* .............................................        23.65               8.62                11.24
CLASS C: (LEVEL LOAD)
Net assets .............................................................   12,659,941            429,304            3,434,683
Shares outstanding ($.001 par value; unlimited shares authorized) ......      549,251             49,628              305,472
Net asset value per share* .............................................        23.05               8.65                11.24
CLASS Y:
Net assets .............................................................    4,888,706                 --           51,449,445
Shares outstanding ($.001 par value; unlimited shares authorized) ......      197,885                 --            4,583,982
Net asset value per share ..............................................        24.70                 --                11.22

                                                                                                         GE                GE
                                                                                      GE              FIXED              MONEY
                                                                              TAX-EXEMPT             INCOME             MARKET
                                                                                    FUND               FUND             FUND**
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $146,778,776;
      $139,263,869; $106,067,916; $25,492,601; $169,718,650
      and $0 respectively) ................................................   $25,997,164       $167,670,084       $         --
   Short-term Investments (at amortized cost) .............................            --                 --        232,898,717
   Short-term affiliated investments (at amortized cost) ..................       756,830         33,121,444                 --
   Cash ...................................................................            --             16,251                 --
   Foreign currency (cost $444,899; $826,323; $0; $0; $806,267
      and $0 respectively) ................................................            --            805,749                 --
   Receivable for investments sold ........................................            --          2,257,626                 --
   Income receivables .....................................................       424,376          1,476,866            973,082
   Receivable for fund shares sold ........................................            --             23,202            939,576
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................    27,178,370        205,371,222        234,811,375
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders ...................................        24,950             83,712             50,550
   Payable upon return of securities loaned ...............................            --         42,208,078                 --
   Payable for investments purchased ......................................            --         19,433,927                 --
   Payable for fund shares redeemed .......................................           185            189,827            336,182
   Payable to GEAM ........................................................        76,360            283,222            302,782
   Accrued other expenses .................................................            --                 --                 --
   Variation margin payable ...............................................            --              2,591                 --
   Other liabilities ......................................................           268                906                866
   Payable to custodian ...................................................            --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................       101,763         62,202,263            690,380
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................    27,076,607        143,168,959        234,120,995
================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ........................................................    26,822,501        148,388,551        234,121,115
   Undistributed (distribution in excess of) net investment income ........        50,586            814,948                 --
   Accumulated net realized gain (loss) ...................................      (301,043)        (3,974,718)              (120)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................       504,563         (2,048,566)                --
      Futures .............................................................            --            (10,597)                --
      Foreign currency related transactions ...............................            --               (659)                --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................   $27,076,607       $143,168,959       $234,120,995
================================================================================================================================
CLASS A:
Net assets ................................................................    26,011,348        124,734,234        234,120,995
Shares outstanding ($.001 par value; unlimited shares authorized) .........     2,254,953         10,431,219        234,195,135
Net asset value per share .................................................         11.54              11.96               1.00
Maximum offering price per share ..........................................         12.05              12.49                 --
CLASS B:
Net assets ................................................................       756,542          1,774,321                 --
Shares outstanding ($.001 par value; unlimited shares authorized) .........        65,598            148,375                 --
Net asset value per share* ................................................         11.53              11.96                 --
CLASS C: (LEVEL LOAD)
Net assets ................................................................       273,317          1,155,353                 --
Shares outstanding ($.001 par value; unlimited shares authorized) .........        23,707             96,496                 --
Net asset value per share* ................................................         11.53              11.97                 --
CLASS Y:
Net assets ................................................................        35,400         15,505,051                 --
Shares outstanding ($.001 par value; unlimited shares authorized) .........         2,839          1,296,749                 --
Net asset value per share .................................................         12.47              11.96                 --

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** GE Money Market Fund is no load fund offering only one class of share to all investors.
***  Includes $17,796,972; $36,978,963; $28,300,883; $41,062,849 of securities on loan in the GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively,


See Notes to Financial Statements.

106 & 107

Statements of Operations
FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

                                                                    GE                  GE                  GE               GE
                                                                   U.S.              VALUE            SMALL-CAP           GLOBAL
                                                                 EQUITY             EQUITY               EQUITY           EQUITY
                                                                   FUND               FUND                 FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................................  $ 4,700,064          $  815,511         $  498,841         $  538,710
      Interest* ..........................................       17,642               2,306             14,683             14,314
      Interest from affliated investments ................      172,618              20,618             50,745             28,416
      Less: Foreign taxes withheld .......................      (11,693)             (3,416)                --            (29,267)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................    4,878,631             835,019            564,269            552,173
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...................      887,012             172,670            315,465            244,255
      Distributors Fees (Notes 4 & 8)
         Class A .........................................      380,719              69,529             76,147             51,090
         Class B .........................................       32,758              19,615             53,783              2,679
         Class C .........................................       38,209               8,100             38,461              1,658
      Blue Sky fees ......................................       24,913              27,176             30,950             21,526
      Transfer agent fees ................................      127,633              36,082             35,224             42,107
      Trustees fees ......................................        7,868               1,136              1,648              1,111
      Custody and accounting expenses ....................       42,306              25,089             25,525             32,240
      Professional fees ..................................       26,122               9,636             10,526              9,609
      Registration and other expenses ....................       43,725               8,318             15,018              6,088
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ........    1,611,265             377,351            602,747            412,363
      Less: Expenses waived or borne by the adviser ......           --                (719)                --                 --
      Add: Expenses reimbursed to the adviser ............           --              11,037                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .......................................    1,611,265             387,669            602,747            412,363
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........................    3,267,366             447,350            (38,478)           139,810
===================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .....................................   17,729,788           4,736,917         14,312,038          3,364,154
         Futures .........................................     (156,485)             (7,395)                --            (13,560)
         Foreign currency related transactions ...........           --                  --                 --              7,183

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .....................................    4,111,537            (661,419)        (4,914,819)         4,357,383
         Futures .........................................        4,908                  --                 --             14,796
         Foreign currency related transactions ...........           --                  --                 --              1,975
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................................   21,689,748           4,068,103          9,397,219          7,713,931
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ....................................  $24,957,114          $4,515,453         $9,358,741         $7,853,741
===================================================================================================================================

                                                                           GE                 GE
                                                                INTERNATIONAL            PREMIER
                                                                       EQUITY             GROWTH
                                                                         FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................................         $  412,214        $ 1,316,808
      Interest* ..........................................             21,645              3,192
      Interest from affliated investments ................             27,887            202,561
      Less: Foreign taxes withheld .......................            (37,715)                --
----------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................            424,031          1,522,561
----------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...................            230,190            994,567
      Distributors Fees (Notes 4 & 8)
         Class A .........................................             56,798            275,142
         Class B .........................................              7,843             78,393
         Class C .........................................              5,525            180,746
      Blue Sky fees ......................................             23,521             30,674
      Transfer agent fees ................................             29,004            120,048
      Trustees fees ......................................                954              6,292
      Custody and accounting expenses ....................             49,253             35,251
      Professional fees ..................................              9,852             23,618
      Registration and other expenses ....................              6,344             41,708
----------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ........            419,284          1,786,439
      Less: Expenses waived or borne by the adviser ......                 --                 --
      Add: Expenses reimbursed to the adviser ............                 --                 --
----------------------------------------------------------------------------------------------------
      Net expenses .......................................            419,284          1,786,439
----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........................              4,747           (263,878)
====================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .....................................          3,440,815         14,808,735
         Futures .........................................             35,507             47,621
         Foreign currency related transactions ...........            (10,072)                --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .....................................          4,142,324          2,151,016
         Futures .........................................            (11,905)            75,674
         Foreign currency related transactions ...........              3,002                 --
----------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................................          7,599,671         17,083,046
----------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ....................................         $7,604,418        $16,819,168
====================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the GE U.S. Equity Fund, GE Value Equity Fund, GE Small Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Premier Growth Equity Fund was $5,731; $2,306; $14,683; $14,285; $13,756; and
     $3,174 respectively.


See Notes to Financial Statements.

108 & 109

Statements of Operations
FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

                                                                         GE               GE                GE
                                                                  STRATEGIC       GOVERNMENT         SHORT-TERM              GE
                                                                 INVESTMENT       SECURITIES         GOVERNMENT      TAX-EXEMPT
                                                                       FUND             FUND               FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..............................................  $ 1,031,433        $       --       $       --         $      --
      Interest* ..............................................    1,012,813         2,813,241        2,176,216           646,362
      Interest from affliated investments** ..................      127,494           234,266          295,214            20,479
      Less: Foreign taxes withheld ...........................      (32,461)               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................    2,139,279         3,047,507        2,471,430           666,841
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................      301,179           263,094          147,993            52,029
      Distributors Fees (Notes 4 & 8)
         Class A .............................................      170,806           159,571           46,242            32,715
         Class B .............................................       75,352             6,769           18,206             4,055
         Class C .............................................       63,189             2,060           18,274             1,484
      Blue Sky fees ..........................................       22,715            28,219           23,241            22,087
      Transfer agent fees ....................................       56,391            60,332           17,395             7,746
      Trustees fees ..........................................        3,027             2,434            1,756               501
      Custody and accounting expenses ........................      102,862            42,113           42,627            23,038
      Professional fees ......................................       14,901            11,850           10,717             8,576
      Registration and other expenses ........................       19,438            14,186           12,136             3,314
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............      829,860           590,628          338,587           155,545
      Less: Expenses waived or borne by the adviser ..........           --                --               --           (32,614)
      Add: Expenses reimbursed to the adviser ................           --                --            6,553                --
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses ...........................................      829,860           590,628          345,140           122,931
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..............................    1,309,419         2,456,879        2,126,290           543,910
===================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .........................................    5,620,684           681,312           40,910           (34,564)
         Futures .............................................        7,710             8,986               --                --
         Written options .....................................         (897)           (5,440)              --                --
         Foreign currency related transactions ...............       (8,651)           36,504               --                --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................    5,681,078          (818,649)         132,181          (190,077)
         Futures .............................................      (20,377)          (95,148)              --                --
         Written options .....................................         (328)             (468)              --                --
         Foreign currency related transactions ...............        1,817             1,971               --                --
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................   11,281,036          (190,932)         173,091          (224,641)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $12,590,455        $2,265,947       $2,299,381         $ 319,269
===================================================================================================================================


                                                                          GE              GE
                                                                       FIXED            MONEY
                                                                      INCOME           MARKET
                                                                        FUND             FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..............................................    $       --       $       --
      Interest* ..............................................     3,967,299        5,907,599
      Interest from affliated investments** ..................       384,660               --
      Less: Foreign taxes withheld ...........................            --               --
-----------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................     4,351,959        5,907,599
-----------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................       260,664          278,661
      Distributors Fees (Notes 4 & 8)
         Class A .............................................       159,710               --
         Class B .............................................         9,852               --
         Class C .............................................         5,932               --
      Blue Sky fees ..........................................        22,912           13,174
      Transfer agent fees ....................................        38,917           75,762
      Trustees fees ..........................................         2,680            3,912
      Custody and accounting expenses ........................        69,435           28,221
      Professional fees ......................................        14,341           14,872
      Registration and other expenses ........................        16,211           33,484
-----------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............       600,654          448,086
      Less: Expenses waived or borne by the adviser ..........       (15,078)              --
      Add: Expenses reimbursed to the adviser ................            --               --
-----------------------------------------------------------------------------------------------
      Net expenses ...........................................       585,576          448,086
-----------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..............................     3,766,383        5,459,513
===============================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .........................................       454,964               --
         Futures .............................................        31,659               --
         Written options .....................................        (3,166)              --
         Foreign currency related transactions ...............        36,534               --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................       214,915               --
         Futures .............................................       (21,897)              --
         Written options .....................................        (1,309)              --
         Foreign currency related transactions ...............         1,206               --
-----------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ......................................       712,906               --
-----------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................    $4,479,289       $5,459,513
===============================================================================================


* Income attributable to security lending activity, net of rebate expenses, for the GE Strategic Investment Fund, GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $33,015; $136,636; $28,390; and $118,622 respectively.
** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $90,764; $14,317 and $23,719 respectively.


See Notes to Financial Statements.

110 & 111

Statements of Changes
in Net Assets

                                                                                  GE
                                                                                U.S.
                                                                              EQUITY
                                                                                FUND
---------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                YEAR ENDED
                                                           ENDED MARCH 31,             SEPTEMBER
                                                          2007 (UNAUDITED)              30, 2006
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ....................... $  3,267,366             $    5,641,972
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps .........................................   17,573,303                 72,186,242
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations .................    4,116,445                (18,537,835)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............   24,957,114                 59,290,379
---------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...........................................   (4,119,575)                (4,831,499)
       Class B ...........................................      (34,041)                   (61,797)
       Class C ...........................................      (51,687)                   (69,802)
       Class Y ...........................................   (1,929,563)                (5,671,675)
     Net realized gains
       Class A ...........................................  (30,921,699)               (13,453,693)
       Class B ...........................................     (703,596)                  (482,029)
       Class C ...........................................     (835,550)                  (404,164)
       Class Y ...........................................  (12,261,075)               (13,410,424)
---------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................  (50,856,786)               (38,385,083)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .....................................  (25,899,672)                20,905,296
---------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...........................................    8,642,563                 17,583,628
       Class B ...........................................      114,117                    194,691
       Class C ...........................................      128,032                    293,850
       Class Y ...........................................    7,615,532                 20,011,487
     Value of distributions reinvested
       Class A ...........................................   33,887,243                 17,669,455
       Class B ...........................................      699,656                    521,088
       Class C ...........................................      809,302                    428,435
       Class Y ...........................................   14,188,136                 18,803,933
     Proceeds from short-term trading fees
       Class A ...........................................           --                         --
       Class B ...........................................           --                         --
       Class C ...........................................           --                         --
       Class Y ...........................................           --                         --
     Cost of shares redeemed
       Class A ...........................................  (28,056,175)               (89,679,061)
       Class B ...........................................   (1,206,415)                (6,663,880)
       Class C ...........................................   (1,034,736)                (2,709,213)
       Class Y ...........................................   (7,744,754)              (236,775,393)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....   28,042,501               (260,320,980)
---------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............    2,142,829               (239,415,684)

NET ASSETS
     Beginning of period .................................  428,156,327                667,572,011
---------------------------------------------------------------------------------------------------
     End of period ....................................... $430,299,156             $  428,156,327
===================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ................. $    803,478             $    3,670,978


                                                                              GE
                                                                           VALUE
                                                                          EQUITY
                                                                            FUND
-------------------------------------------------------------------------------------------------
                                                              SIX MONTHS             YEAR ENDED
                                                            ENDED MARCH 31,           SEPTEMBER
                                                           2007 (UNAUDITED)           30, 2006
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ......................    $   447,350            $   381,599
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ........................................      4,729,522              5,149,439
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ................       (661,419)               464,608
-------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ............      4,515,453              5,995,646
-------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..........................................       (657,021)              (379,949)
       Class B ..........................................         (6,150)                    --
       Class C ..........................................         (5,495)                (1,564)
       Class Y ..........................................             (1)                  (610)
     Net realized gains
       Class A ..........................................     (4,825,196)            (3,529,246)
       Class B ..........................................       (323,973)              (455,194)
       Class C ..........................................       (134,646)              (134,220)
       Class Y ..........................................             (8)                (4,234)
-------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................     (5,952,490)            (4,505,017)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ....................................     (1,437,037)             1,490,629
-------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..........................................      3,696,772             15,024,216
       Class B ..........................................        124,065                303,136
       Class C ..........................................         48,733                120,310
       Class Y ..........................................             --                  5,811
     Value of distributions reinvested
       Class A ..........................................      5,313,836              3,733,770
       Class B ..........................................        320,309                441,543
       Class C ..........................................        133,466                126,357
       Class Y ..........................................              9                  4,844
     Proceeds from short-term trading fees
       Class A ..........................................             --                     --
       Class B ..........................................             --                     --
       Class C ..........................................             --                     --
       Class Y ..........................................             --                     --
     Cost of shares redeemed
       Class A ..........................................    (16,015,791)            (9,786,111)
       Class B ..........................................     (1,251,678)            (2,925,911)
       Class C ..........................................       (213,905)              (348,166)
       Class Y ..........................................             --                (66,048)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ...     (7,844,184)             6,633,751
-------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............     (9,281,221)             8,124,380

NET ASSETS
     Beginning of period ................................     63,850,631             55,726,251
-------------------------------------------------------------------------------------------------
     End of period ......................................    $54,569,410            $63,850,631
=================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ................    $    94,928            $   316,245


                                                                                    GE
                                                                             SMALL-CAP
                                                                                EQUITY
                                                                                  FUND
-----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS              YEAR ENDED
                                                               ENDED MARCH 31,            SEPTEMBER
                                                              2007 (UNAUDITED)            30, 2006
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .......................      $   (38,478)            $   (259,200)
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps .........................................       14,312,038               12,082,208
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations .................       (4,914,819)              (5,122,250)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............        9,358,741                6,700,758
-----------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...........................................               --                  (64,150)
       Class B ...........................................               --                       --
       Class C ...........................................               --                       --
       Class Y ...........................................               --                 (120,037)
     Net realized gains
       Class A ...........................................       (8,113,193)              (1,928,559)
       Class B ...........................................       (1,521,433)                (401,197)
       Class C ...........................................       (1,064,839)                (286,272)
       Class Y ...........................................       (1,068,383)                (786,626)
-----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................      (11,767,848)              (3,586,841)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .....................................       (2,409,107)               3,113,917
-----------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...........................................        3,456,981               10,783,692
       Class B ...........................................          327,337                  434,922
       Class C ...........................................          418,800                1,339,849
       Class Y ...........................................          132,482                3,526,968
     Value of distributions reinvested
       Class A ...........................................        7,764,302                1,912,125
       Class B ...........................................        1,442,210                  378,169
       Class C ...........................................          997,632                  270,357
       Class Y ...........................................        1,068,381                  876,253
     Proceeds from short-term trading fees
       Class A ...........................................               --                       --
       Class B ...........................................               --                       --
       Class C ...........................................               --                       --
       Class Y ...........................................               --                       --
     Cost of shares redeemed
       Class A ...........................................       (8,894,901)             (11,202,724)
       Class B ...........................................       (1,516,753)              (2,034,192)
       Class C ...........................................       (1,247,903)              (2,505,786)
       Class Y ...........................................       (4,760,922)             (17,833,030)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....         (812,354)             (14,053,397)
-----------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............       (3,221,461)             (10,939,480)

NET ASSETS
     Beginning of period .................................       89,637,691              100,577,171
-----------------------------------------------------------------------------------------------------
     End of period .......................................      $86,416,230             $ 89,637,691
=====================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD .................      $    52,030             $     90,508


                                                                                    GE
                                                                                GLOBAL
                                                                                EQUITY
                                                                                  FUND
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS                 YEAR ENDED
                                                             ENDED MARCH 31,              SEPTEMBER
                                                            2007 (UNAUDITED)               30, 2006
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .........................  $   139,810                $   289,110
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ...........................................    3,339,777                  6,578,970
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ...................    4,374,154                  2,198,400
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...............    7,853,741                  9,066,480
-------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .............................................     (216,574)                  (201,978)
       Class B .............................................           --                         --
       Class C .............................................           --                         --
       Class Y .............................................     (167,253)                  (158,596)
     Net realized gains
       Class A .............................................           --                         --
       Class B .............................................           --                         --
       Class C .............................................           --                         --
       Class Y .............................................           --                         --
-------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................     (383,827)                  (360,574)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .......................................    7,469,914                  8,705,906
-------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .............................................    2,564,614                  3,790,009
       Class B .............................................       28,465                     93,462
       Class C .............................................       15,344                     32,391
       Class Y .............................................    1,481,488                  3,564,853
     Value of distributions reinvested
       Class A .............................................      206,408                    193,184
       Class B .............................................           --                         --
       Class C .............................................           --                         --
       Class Y .............................................      167,253                    158,596
     Proceeds from short-term trading fees
       Class A .............................................           --                      1,004
       Class B .............................................           --                         17
       Class C .............................................           --                          8
       Class Y .............................................           --                        553
     Cost of shares redeemed
       Class A .............................................   (2,112,862)                (3,838,899)
       Class B .............................................     (113,982)                  (493,278)
       Class C .............................................      (56,777)                   (32,753)
       Class Y .............................................   (1,390,720)                (4,338,924)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ......      789,231                   (869,777)
-------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .................    8,259,145                  7,836,129

NET ASSETS
     Beginning of period ...................................   59,155,297                 51,319,168
-------------------------------------------------------------------------------------------------------
     End of period .........................................  $67,414,442                $59,155,297
=======================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ...................  $    50,984                $   295,001




                                                                                      GE
                                                                           INTERNATIONAL
                                                                                  EQUITY
                                                                                    FUND
----------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS             YEAR ENDED
                                                                ENDED MARCH 31,           SEPTEMBER
                                                               2007 (UNAUDITED)           30, 2006
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .........................     $     4,747           $    531,486
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ...........................................       3,466,250             25,295,226
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ...................       4,133,421             (7,464,772)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...............       7,604,418             18,361,940
----------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .............................................        (363,030)              (263,209)
       Class B .............................................          (2,208)                (2,542)
       Class C .............................................            (687)                  (987)
       Class Y .............................................         (84,013)              (772,059)
     Net realized gains
       Class A .............................................         (37,356)                    --
       Class B .............................................          (1,386)                    --
       Class C .............................................            (965)                    --
       Class Y .............................................          (6,800)                    --
----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................        (496,445)            (1,038,797)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .......................................       7,107,973             17,323,143
----------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .............................................       7,133,990             13,974,774
       Class B .............................................         188,022                445,499
       Class C .............................................         120,736                125,186
       Class Y .............................................         419,316             16,086,256
     Value of distributions reinvested
       Class A .............................................         387,653                256,631
       Class B .............................................           3,329                  2,349
       Class C .............................................           1,464                    879
       Class Y .............................................          90,812                772,051
     Proceeds from short-term trading fees
       Class A .............................................           6,855                  3,266
       Class B .............................................             227                    122
       Class C .............................................             159                     96
       Class Y .............................................           1,248                  2,752
     Cost of shares redeemed
       Class A .............................................      (5,077,467)            (8,273,408)
       Class B .............................................        (374,333)              (451,208)
       Class C .............................................        (182,381)              (487,167)
       Class Y .............................................        (270,290)           (90,154,070)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ......       2,449,340            (67,695,992)
----------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .................       9,557,313            (50,372,849)

NET ASSETS
     Beginning of period ...................................      50,747,231            101,120,080
----------------------------------------------------------------------------------------------------
     End of period .........................................     $60,304,544           $ 50,747,231
====================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ...................     $    42,281           $    487,472




                                                                                    GE
                                                                               PREMIER
                                                                                GROWTH
                                                                           EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS               YEAR ENDED
                                                               ENDED MARCH 31,             SEPTEMBER
                                                              2007 (UNAUDITED)             30, 2006
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................    $   (263,878)           $     322,998
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................      14,856,356               56,098,988
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ..................       2,226,690              (29,373,956)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............      16,819,168               27,048,030
-----------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................              --                       --
       Class B ............................................              --                       --
       Class C ............................................              --                       --
       Class Y ............................................        (321,790)                (373,510)
     Net realized gains
       Class A ............................................     (31,401,919)              (7,659,674)
       Class B ............................................      (2,416,931)                (554,332)
       Class C ............................................      (5,643,591)              (1,392,209)
       Class Y ............................................      (7,698,309)              (3,798,834)
-----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................     (47,482,540)             (13,778,559)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ......................................     (30,663,372)              13,269,471
-----------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................      16,974,339               57,475,931
       Class B ............................................          95,214                  546,941
       Class C ............................................         718,097                3,110,937
       Class Y ............................................       3,334,158               12,291,231
     Value of distributions reinvested
       Class A ............................................      30,623,910                7,408,111
       Class B ............................................       2,235,118                  507,317
       Class C ............................................       5,482,707                1,158,790
       Class Y ............................................       7,641,629                3,981,084
     Proceeds from short-term trading fees
       Class A ............................................              --                       --
       Class B ............................................              --                       --
       Class C ............................................              --                       --
       Class Y ............................................              --                       --
     Cost of shares redeemed
       Class A ............................................     (44,614,806)            (206,981,554)
       Class B ............................................      (2,949,169)             (12,599,863)
       Class C ............................................     (10,402,038)             (28,306,753)
       Class Y ............................................     (18,467,424)            (164,406,567)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .....      (9,328,265)            (325,814,395)
-----------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................     (39,991,637)            (312,544,924)

NET ASSETS
     Beginning of period ..................................     346,800,528              659,345,452
-----------------------------------------------------------------------------------------------------
     End of period ........................................    $306,808,891            $ 346,800,528
=====================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ..................    $    165,798            $     751,466





112 & 113

Statements of Changes
in Net Assets  (continued)
Changes in Fund Shares

                                                                  GE                                            GE
                                                                U.S.                                         VALUE
                                                              EQUITY                                        EQUITY
                                                                FUND                                          FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS            YEAR ENDED              SIX MONTHS            YEAR ENDED
                                                ENDED MARCH 31,         SEPTEMBER             ENDED MARCH 31,          SEPTEMBER
                                               2007 (UNAUDITED)          30, 2006            2007 (UNAUDITED)          30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...................................     294,370               616,891                 307,423              1,296,773
Issued for distribution reinvested ............   1,202,528               638,578                 459,277                341,607
Shares redeemed ...............................    (964,314)           (3,123,495)             (1,367,908)              (862,601)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     532,584            (1,868,026)               (601,208)               775,779
===================================================================================================================================

CLASS B:

Shares sold ...................................       3,904                 7,150                  10,939                 27,671
Issued for distribution reinvested ............      25,971                19,627                  28,883                 42,092
Shares redeemed ...............................     (43,210)             (244,817)               (109,112)              (269,702)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     (13,335)             (218,040)                (69,290)              (199,939)
===================================================================================================================================

CLASS C:

Shares sold ...................................       4,628                10,964                   4,238                 11,253
Issued for distribution reinvested ............      30,551                16,352                  12,133                 12,103
Shares redeemed ...............................     (38,162)             (100,262)                (18,490)               (32,484)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........      (2,983)              (72,946)                 (2,119)                (9,128)
===================================================================================================================================

CLASS Y:

Shares sold ...................................     260,379               704,724                      --                    484
Issued for distribution reinvested ............     505,996               682,786                       1                    418
Shares redeemed ...............................    (270,406)           (8,252,372)                     --                 (5,454)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     495,969            (6,864,862)                      1                 (4,552)
===================================================================================================================================


                                                                         GE
                                                                  SMALL-CAP
                                                                     EQUITY
                                                                       FUND
--------------------------------------------------------------------------------------
                                                   SIX MONTHS               YEAR ENDED
                                                 ENDED MARCH 31,             SEPTEMBER
                                                2007 (UNAUDITED)             30, 2006
--------------------------------------------------------------------------------------
CLASS A:

Shares sold ..................................       215,729                  664,132
Issued for distribution reinvested ...........       517,965                  123,923
Shares redeemed ..............................      (561,774)                (693,900)
--------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......       171,920                   94,155
======================================================================================

CLASS B:

Shares sold ..................................        21,826                   28,504
Issued for distribution reinvested ...........       104,206                   26,063
Shares redeemed ..............................      (102,194)                (135,362)
--------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......        23,838                  (80,795)
======================================================================================

CLASS C:

Shares sold ..................................        28,465                   88,527
Issued for distribution reinvested ...........        72,292                   18,684
Shares redeemed ..............................       (81,843)                (166,547)
--------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......        18,914                  (59,336)
======================================================================================

CLASS Y:

Shares sold ..................................         8,409                  217,263
Issued for distribution reinvested ...........        69,829                   55,919
Shares redeemed ..............................      (273,838)              (1,069,104)
--------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......      (195,600)                (795,922)
======================================================================================


                                                                 GE                                                  GE
                                                              GLOBAL                                      INTERNATIONAL
                                                              EQUITY                                             EQUITY
                                                                FUND                                               FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS            YEAR ENDED              SIX MONTHS            YEAR ENDED
                                                ENDED MARCH 31,         SEPTEMBER             ENDED MARCH 31,          SEPTEMBER
                                               2007 (UNAUDITED)          30, 2006            2007 (UNAUDITED)          30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...................................     96,051               161,470                 345,946                786,089
Issued for distribution reinvested ............      7,757                 8,601                  18,956                 15,267
Shares redeemed ...............................    (79,437)             (165,357)               (247,494)              (461,610)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     24,371                 4,714                 117,408                339,746
===================================================================================================================================

CLASS B:

Shares sold ...................................      1,160                 4,286                  10,237                 26,901
Issued for distribution reinvested ............         --                    --                     174                    149
Shares redeemed ...............................     (4,645)              (22,997)                (19,576)               (27,295)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     (3,485)              (18,711)                 (9,165)                  (245)
===================================================================================================================================

CLASS C:

Shares sold ...................................        625                 1,314                   6,292                  7,606
Issued for distribution reinvested ............         --                    --                      76                     56
Shares redeemed ...............................     (2,324)               (1,292)                 (9,510)               (29,520)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     (1,699)                   22                  (3,142)               (21,858)
===================================================================================================================================

CLASS Y:

Shares sold ...................................     55,479               153,040                  20,046                944,771
Issued for distribution reinvested ............      6,269                 7,046                   4,400                 45,576
Shares redeemed ...............................    (52,562)             (187,049)                (13,210)            (4,944,576)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........      9,186               (26,963)                 11,236             (3,954,229)
===================================================================================================================================



                                                                            GE
                                                                       PREMIER
                                                                        GROWTH
                                                                   EQUITY FUND
------------------------------------------------------------------------------------------
                                                       SIX MONTHS              YEAR ENDED
                                                     ENDED MARCH 31,            SEPTEMBER
                                                    2007 (UNAUDITED)            30, 2006
------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...................................          644,953                2,105,048
Issued for distribution reinvested ............        1,216,200                  271,161
Shares redeemed ...............................       (1,670,239)              (7,550,271)
------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........          190,914               (5,174,062)
==========================================================================================

CLASS B:

Shares sold ...................................            3,835                   21,516
Issued for distribution reinvested ............           96,968                   19,879
Shares redeemed ...............................         (119,711)                (494,714)
------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........          (18,908)                (453,319)
==========================================================================================

CLASS C:

Shares sold ...................................           29,467                  121,686
Issued for distribution reinvested ............          237,758                   45,389
Shares redeemed ...............................         (422,234)              (1,125,242)
------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........         (155,009)                (958,167)
==========================================================================================

CLASS Y:

Shares sold ...................................          127,608                  440,671
Issued for distribution reinvested ............          299,437                  143,566
Shares redeemed ...............................         (655,319)              (5,891,676)
------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........         (228,274)              (5,307,439)
==========================================================================================




See Notes to Financial Statements.

114 & 115

Statements of Changes
in Net Assets

                                                                             GE                                       GE
                                                                      STRATEGIC                               GOVERNMENT
                                                                     INVESTMENT                               SECURITIES
                                                                           FUND                                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS        YEAR ENDED           SIX MONTHS         YEAR ENDED
                                                           ENDED MARCH 31,     SEPTEMBER          ENDED MARCH 31,       SEPTEMBER
                                                          2007 (UNAUDITED)      30, 2006         2007 (UNAUDITED)       30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .....................   $  1,309,419      $   3,536,777         $  2,456,879       $  5,405,746
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ..........................      5,618,846         22,748,048              721,362         (2,355,850)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ...............      5,662,190         (3,904,970)            (912,294)          (158,939)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...........     12,590,455         22,379,855            2,265,947          2,890,957
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................................     (2,745,839)        (2,105,961)          (2,429,625)        (5,315,806)
       Class B .........................................       (193,949)          (154,760)             (20,626)           (57,315)
       Class C .........................................       (167,965)          (141,191)              (6,281)           (14,324)
       Class Y .........................................        (97,556)        (1,827,598)                  --                 --
     Net realized gains
       Class A .........................................    (10,479,807)        (8,966,649)                  --                 --
       Class B .........................................     (1,192,689)        (1,246,405)                  --                 --
       Class C .........................................     (1,031,189)        (1,124,916)                  --                 --
       Class Y .........................................       (332,456)        (6,733,288)                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................    (16,241,450)       (22,300,768)          (2,456,532)        (5,387,445)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ...................................     (3,650,995)            79,087             (190,585)        (2,496,488)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................................      3,702,942         16,637,609            1,380,025          1,820,181
       Class B .........................................        339,296            645,286               38,489            226,130
       Class C .........................................        731,306            243,700               32,549             49,231
       Class Y .........................................      2,294,171          6,769,595                   --                 --
     Value of distributions reinvested
       Class A .........................................     12,251,366         10,561,792            1,805,753          3,899,503
       Class B .........................................      1,314,234          1,334,198               17,839             43,887
       Class C .........................................      1,113,153          1,155,028                5,576             12,752
       Class Y .........................................        430,011          8,560,886                   --                 --
     Proceeds from short-term trading fees
       Class A .........................................             --                 --                   --                 --
       Class B .........................................             --                 --                   --                 --
       Class C .........................................             --                 --                   --                 --
       Class Y .........................................             --                 --                   --                 --
     Cost of shares redeemed
       Class A .........................................     (8,950,011)       (25,356,117)         (12,255,717)       (24,996,569)
       Class B .........................................     (1,574,248)        (4,828,225)            (359,883)        (1,089,549)
       Class C .........................................     (1,647,547)        (4,606,017)             (26,038)          (177,779)
       Class Y .........................................       (906,876)      (105,340,844)                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ..      9,097,797        (94,223,109)          (9,361,407)       (20,212,213)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............      5,446,802        (94,144,022)          (9,551,992)       (22,708,701)

NET ASSETS
     Beginning of period ...............................    163,864,866        258,008,888          134,420,518        157,129,219
-----------------------------------------------------------------------------------------------------------------------------------
     End of period .....................................   $169,311,668      $ 163,864,866         $124,868,526       $134,420,518
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ...............   $    610,232      $   2,506,122         $    (56,386)      $    (56,733)


                                                                                GE
                                                                         SHORT-TERM
                                                                         GOVERNMENT
                                                                               FUND
-----------------------------------------------------------------------------------------------
                                                               SIX MONTHS          YEAR ENDED
                                                             ENDED MARCH 31,        SEPTEMBER
                                                            2007 (UNAUDITED)        30, 2006
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .....................      $ 2,126,290        $   3,836,483
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ..........................           40,910           (2,434,425)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ...............          132,181            1,874,574
-----------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...........        2,299,381            3,276,632
-----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................................         (791,933)          (1,691,503)
       Class B .........................................          (78,835)            (152,815)
       Class C .........................................          (64,555)            (160,207)
       Class Y .........................................       (1,144,828)          (1,748,405)
     Net realized gains
       Class A .........................................               --                   --
       Class B .........................................               --                   --
       Class C .........................................               --                   --
       Class Y .........................................               --                   --
-----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................       (2,080,151)          (3,752,930)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ...................................          219,230             (476,298)
-----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................................        2,827,105            3,568,741
       Class B .........................................           89,206            1,050,676
       Class C .........................................           71,087              246,872
       Class Y .........................................           48,147           41,266,990
     Value of distributions reinvested
       Class A .........................................          695,891            1,491,902
       Class B .........................................           59,381              125,165
       Class C .........................................           54,740              137,784
       Class Y .........................................        1,144,835            1,746,921
     Proceeds from short-term trading fees
       Class A .........................................               --                   --
       Class B .........................................               --                   --
       Class C .........................................               --                   --
       Class Y .........................................               --                   --
     Cost of shares redeemed
       Class A .........................................       (3,404,840)         (11,004,874)
       Class B .........................................         (705,670)            (850,216)
       Class C .........................................         (707,055)          (1,662,218)
       Class Y .........................................          (13,749)             (38,487)
-----------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ..          159,078           36,079,256
-----------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............          378,308           35,602,958

NET ASSETS
     Beginning of period ...............................       96,379,016           60,776,058
-----------------------------------------------------------------------------------------------
     End of period .....................................      $96,757,324        $  96,379,016
===============================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ...............      $   117,537        $      71,398




See Notes to Financial Statements.


                                                                                                               GE
                                                                               GE                           FIXED
                                                                       TAX-EXEMPT                          INCOME
                                                                             FUND                            FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS         YEAR ENDED         SIX MONTHS        YEAR ENDED
                                                           ENDED MARCH 31,      SEPTEMBER        ENDED MARCH 31,      SEPTEMBER
                                                          2007 (UNAUDITED)       30, 2006       2007 (UNAUDITED)      30, 2006
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .......................  $   543,910        $ 1,150,915       $  3,766,383      $  8,958,303
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ............................      (34,564)           (84,489)           519,991        (5,161,090)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations .................     (190,077)          (300,561)           192,915         1,432,480
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............      319,269            765,865          4,479,289         5,229,693
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...........................................     (525,035)        (1,091,277)        (3,228,218)       (6,420,708)
       Class B ...........................................      (13,259)           (40,717)           (42,315)          (93,877)
       Class C ...........................................       (4,871)           (17,771)           (25,412)          (58,243)
       Class Y ...........................................         (746)            (1,443)          (397,341)       (2,263,019)
     Net realized gains
       Class A ...........................................           --                 --                 --          (344,106)
       Class B ...........................................           --                 --                 --            (6,398)
       Class C ...........................................           --                 --                 --            (3,953)
       Class Y ...........................................           --                 --                 --          (200,694)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................     (543,911)        (1,151,208)        (3,693,286)       (9,390,998)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .....................................     (224,642)          (385,343)           786,003        (4,161,305)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...........................................    2,529,407          1,821,397          2,867,097         7,586,561
       Class B ...........................................        2,525              3,900             27,044            75,266
       Class C ...........................................       22,677                 --             82,069           129,384
       Class Y ...........................................           --                 --            786,241         6,311,619
     Value of distributions reinvested
       Class A ...........................................      378,467            793,236          2,745,878         5,773,960
       Class B ...........................................        9,428             31,563             37,508            90,486
       Class C ...........................................        2,592             10,426             21,755            54,055
       Class Y ...........................................          746              1,436            397,337         2,266,756
     Proceeds from short-term trading fees
       Class A ...........................................           --                 --                 --                --
       Class B ...........................................           --                 --                 --                --
       Class C ...........................................           --                 --                 --                --
       Class Y ...........................................           --                 --                 --                --
     Cost of shares redeemed
       Class A ...........................................   (3,007,314)        (5,620,861)       (12,348,274)      (22,585,825)
       Class B ...........................................      (98,300)          (794,714)          (379,988)         (765,131)
       Class C ...........................................     (113,918)          (591,358)          (191,988)         (643,734)
       Class Y ...........................................           --                 --           (655,240)      (79,502,653)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....     (273,690)        (4,344,975)        (6,610,561)      (81,209,256)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (498,332)        (4,730,318)        (5,824,558)      (85,370,561)

NET ASSETS
     Beginning of period .................................   27,574,939         32,305,257        148,993,517       234,364,078
----------------------------------------------------------------------------------------------------------------------------------
     End of period .......................................  $27,076,607        $27,574,939       $143,168,959      $148,993,517
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD .................  $    50,586        $    50,587       $    814,948      $    741,851


                                                                                 GE
                                                                               MONEY
                                                                              MARKET
                                                                                FUND
--------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS         YEAR ENDED
                                                                  ENDED MARCH 31,       SEPTEMBER
                                                                 2007 (UNAUDITED)       30, 2006
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..........................     $  5,459,513        $  8,910,335
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ...............................               --                  --
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       and foreign currency translations ....................               --                  --
--------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................        5,459,513           8,910,335
--------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..............................................       (5,459,513)         (8,910,335)
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
     Net realized gains
       Class A ..............................................               --                  --
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
--------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................       (5,459,513)         (8,910,335)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ........................................               --                  --
--------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..............................................       48,224,730          85,429,043
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
     Value of distributions reinvested
       Class A ..............................................        5,178,651           8,413,007
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
     Proceeds from short-term trading fees
       Class A ..............................................               --                  --
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
     Cost of shares redeemed
       Class A ..............................................      (33,615,094)        (94,147,694)
       Class B ..............................................               --                  --
       Class C ..............................................               --                  --
       Class Y ..............................................               --                  --
--------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .......       19,788,287            (305,644)
--------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       19,788,287            (305,644)

NET ASSETS
     Beginning of period ....................................      214,332,708         214,638,352
--------------------------------------------------------------------------------------------------
     End of period ..........................................     $234,120,995        $214,332,708
==================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ....................     $         --        $         --

116 & 117

Statements of Changes
in Net Assets  (continued)
Changes in Fund Shares

                                                                    GE                                     GE
                                                             STRATEGIC                             GOVERNMENT
                                                            INVESTMENT                             SECURITIES
                                                                  FUND                                   FUND
--------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED           SIX MONTHS          YEAR ENDED
                                                ENDED MARCH 31,      SEPTEMBER          ENDED MARCH 31,        SEPTEMBER
                                               2007 (UNAUDITED)       30, 2006         2007 (UNAUDITED)        30, 2006
--------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...................................     147,956             678,346             161,309             212,020
Issued for distribution reinvested ............     508,778             449,247             211,281             457,683
Shares redeemed ...............................    (356,848)         (1,039,142)         (1,436,225)         (2,930,472)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........     299,886              88,451          (1,063,635)         (2,260,769)
==========================================================================================================================

CLASS B:

Shares sold ...................................      14,143              27,490               4,478              26,172
Issued for distribution reinvested ............      56,356              58,441               2,069               5,104
Shares redeemed ...............................     (65,060)           (204,657)            (41,816)           (126,643)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........       5,439            (118,726)            (35,269)            (95,367)
==========================================================================================================================

CLASS C:

Shares sold ...................................      31,390              10,518               3,784               5,688
Issued for distribution reinvested ............      48,994              51,795                 645               1,479
Shares redeemed ...............................     (70,169)           (199,569)             (3,011)            (20,670)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........      10,215            (137,256)              1,418             (13,503)
==========================================================================================================================

CLASS Y:

Shares sold ...................................      91,850             276,428                  --                  --
Issued for distribution reinvested ............      17,703             363,829                  --                  --
Shares redeemed ...............................     (36,427)         (4,286,201)                 --                  --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........      73,126          (3,645,944)                 --                  --
==========================================================================================================================


                                                                    GE
                                                             SHORT-TERM
                                                             GOVERNMENT
                                                                   FUND
---------------------------------------------------------------------------------
                                                    SIX MONTHS        YEAR ENDED
                                                  ENDED MARCH 31,      SEPTEMBER
                                                 2007 (UNAUDITED)      30, 2006
---------------------------------------------------------------------------------
CLASS A:

Shares sold ..................................       251,505            317,794
Issued for distribution reinvested ...........        61,911            132,870
Shares redeemed ..............................      (303,143)          (979,670)
---------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......        10,273           (529,006)
=================================================================================

CLASS B:

Shares sold ..................................         7,956             93,863
Issued for distribution reinvested ...........         5,292             11,166
Shares redeemed ..............................       (62,885)           (75,842)
---------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......       (49,637)            29,187
=================================================================================

CLASS C:

Shares sold ..................................         6,338             22,011
Issued for distribution reinvested ...........         4,877             12,288
Shares redeemed ..............................       (62,950)          (148,350)
---------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......       (51,735)          (114,051)
=================================================================================

CLASS Y:

Shares sold ..................................         4,297          3,678,115
Issued for distribution reinvested ...........       102,188            156,254
Shares redeemed ..............................        (1,229)            (3,439)
---------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......       105,256          3,830,930
=================================================================================


* GE Money Market Fund is a no load fund offering only one class of shares to all investors.

                                                                                                         GE
                                                                   GE                                 FIXED
                                                           TAX-EXEMPT                                INCOME
                                                                 FUND                                  FUND
----------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED           SIX MONTHS           YEAR ENDED
                                                ENDED MARCH 31,      SEPTEMBER          ENDED MARCH 31,         SEPTEMBER
                                               2007 (UNAUDITED)       30, 2006         2007 (UNAUDITED)         30, 2006
----------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold .......................................  218,098             156,558              240,169              640,108
Issued for distribution reinvested ................   32,671              68,386              229,743              486,643
Shares redeemed ................................... (259,744)           (483,428)          (1,033,097)          (1,904,153)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............   (8,975)           (258,484)            (563,185)            (777,402)
============================================================================================================================

CLASS B:

Shares sold .......................................      217                 338                2,284                6,337
Issued for distribution reinvested ................      814               2,720                3,138                7,620
Shares redeemed ...................................   (8,477)            (68,550)             (31,754)             (64,320)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............   (7,446)            (65,492)             (26,332)             (50,363)
============================================================================================================================

CLASS C:

Shares sold .......................................    1,960                  --                6,855               10,872
Issued for distribution reinvested ................      224                 897                1,818                4,547
Shares redeemed ...................................   (9,812)            (50,828)             (16,030)             (54,202)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............   (7,628)            (49,931)              (7,357)             (38,783)
============================================================================================================================

CLASS Y:

Shares sold .......................................       --                  --               65,606              528,316
Issued for distribution reinvested ................       60                 114               33,244              189,901
Shares redeemed ...................................       --                  --              (54,817)          (6,666,425)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............       60                 114               44,033           (5,948,208)
============================================================================================================================


                                                                   GE
                                                                MONEY
                                                               MARKET
                                                                FUND*
-------------------------------------------------------------------------------------
                                                     SIX MONTHS          YEAR ENDED
                                                   ENDED MARCH 31,        SEPTEMBER
                                                  2007 (UNAUDITED)       30, 2006
-------------------------------------------------------------------------------------
CLASS A:

Shares sold ...................................        48,223,531        85,429,044
Issued for distribution reinvested ............         5,178,650         8,413,007
Shares redeemed ...............................       (33,615,094)      (94,147,694)
-------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........        19,787,087          (305,643)
=====================================================================================

CLASS B:

Shares sold ...................................                --                --
Issued for distribution reinvested ............                --                --
Shares redeemed ...............................                --                --
-------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........                --                --
=====================================================================================

CLASS C:

Shares sold ...................................                --                --
Issued for distribution reinvested ............                --                --
Shares redeemed ...............................                --                --
-------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........                --                --
=====================================================================================

CLASS Y:

Shares sold ...................................                --                --
Issued for distribution reinvested ............                --                --
Shares redeemed ...............................                --                --
-------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........                --                --
=====================================================================================


118 & 119

                                                      March 31, 2007 (unaudited)

Notes to Financial Statements


1.  ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises fourteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. The Funds (except GE Money Market
Fund) are presently authorized to issue four classes of shares. As of March 31, 2007, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active and GE Money Market Fund, which had only one active class. As of January 29, 2006, Class Y shares were closed to new investors and may be purchased only by existing Class Y shareholders of record that still hold Class Y shares of any Fund. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):


5.75%                                          4.25%                                          2.50%
---------------------------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                            GE Government Securities Fund                  GE Short-Term Government Fund

GE Value Equity Fund                           GE Tax-Exempt Fund

GE Small-Cap Equity Fund                       GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund


There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

4.00%                                       3.00%
--------------------------------------------------------------------------------

GE U.S. Equity Fund                         GE Government Securities Fund

GE Value Equity Fund                        GE Short-Term Government Fund

GE Small-Cap Equity Fund                    GE Tax-Exempt Fund

GE Global Equity Fund                       GE Fixed Income Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund or Class Y shares of all Funds.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2007 information on the tax cost of investments is as follows:


                                       Cost of              Gross Tax           Gross Tax         Net Tax Appreciation/
                                      Investments          Unrealized           Unrealized          (Depreciation) on
                                   for Tax Purposes       Appreciation         Depreciation            Investments
-----------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                  $396,762,240          $57,409,945         $(13,971,568)           $43,438,377
GE Value Equity Fund                   52,568,555            7,485,223           (1,439,980)             6,045,243
GE Small-Cap Equity Fund               99,617,838           15,302,024           (2,392,390)            12,909,634
GE Global Equity Fund                  70,230,888           14,890,806             (669,266)            14,221,540
GE International Equity Fund           59,053,425           15,744,494             (476,642)            15,267,852
GE Premier Growth Equity Fund         289,183,681           38,129,036          (14,589,444)            23,539,592
GE Strategic Investment Fund          170,493,233           24,872,611           (3,571,911)            21,300,700
GE Government Securities Fund         162,169,019              201,633             (548,872)              (347,239)
GE Short-Term Government Fund         127,083,275              199,582             (720,958)              (521,376)
GE Tax-Exempt Fund                     26,262,652              659,792             (168,450)               491,342
GE Fixed Income Fund                  202,910,492              753,444           (2,872,408)            (2,118,964)
GE Money Market Fund                  232,898,717                   --                   --                     --


                                                      March 31, 2007 (unaudited)


Notes to Financial Statements


As of September 30, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2006, there were no capital loss carryover expirations. During the year ended September 30, 2006, GE Global Equity Fund and GE International Equity Fund utilized capital loss carryovers in the amounts of $6,551,864 and $6,272,626, respectively.


Fund                                Amount                    Expires
-----------------------------------------------------------------------

GE Global Equity Fund           $  1,752,492                  09/30/12

GE International Equity Fund         712,185                  09/30/12

GE Government Securities Fund     13,720,717                  09/30/08
                                     357,554                  09/30/14

GE Short-Term Government Fund             31                  09/30/12
                                     543,478                  09/30/13
                                     804,966                  09/30/14

GE Tax-Exempt Fund                    33,942                  09/30/08
                                     115,020                  09/30/09
                                       5,270                  09/30/11
                                      14,537                  09/30/12
                                      47,679                  09/30/14

GE Fixed Income Fund               1,344,013                  09/30/14

GE Money Market Fund                     120                  09/30/10


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2005 as follows:

Fund                                     Capital            Currency
----------------------------------------------------------------------

GE U.S. Equity Fund                   $        --           $    --
GE Value Equity Fund                           --                --
GE Small-Cap Equity Fund                       --                --
GE Global Equity Fund                          --               710
GE International Equity Fund                   --                --
GE Premier Growth Equity Fund                  --                --
GE Strategic Investment Fund                   --             2,505
GE Government Securities Fund           1,861,984            16,816
GE Short-Term Government Fund           2,416,597                --
GE Tax-Exempt Fund                         36,810                --
GE Fixed Income Fund                    3,071,801            26,601
GE Money Market Fund                           --                --

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements


The tax composition of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

                                      Year ended September 30, 2006                      Year ended September 30, 2005
                           -----------------------------------------------     -------------------------------------------------
                             Exempt           Ordinary         Long-Term          Exempt           Ordinary          Long-Term
                            Interest           Income        Capital Gains       Interest           Income         Capital Gains
--------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund       $        --       $10,798,894       $27,586,189      $       --        $ 5,671,375        $       --
GE Value Equity Fund               --           447,277         4,057,740              --            410,164         1,849,176
GE Small-Cap Equity Fund           --           972,418         2,614,423              --          7,862,274         4,929,495
GE Global Equity Fund              --           360,574                --              --            292,913                --
GE International
   Equity Fund                     --         1,038,797                --              --            644,582                --
GE Premier Growth
   Equity Fund                     --           978,986        12,799,573              --          1,838,480                --
GE Strategic
   Investment Fund                 --         5,533,017        16,767,751              --          4,455,258         4,714,913
GE Government
   Securities Fund                 --         5,387,445                --              --          5,278,222                --
GE Short-Term
   Government Fund                 --         3,752,930                --              --          2,738,159                --
GE Tax-Exempt Fund          1,101,228            49,980                --       1,365,836             32,076                --
GE Fixed Income Fund               --         9,390,998                --              --         11,448,708         2,315,379
GE Money Market Fund               --         8,910,335                --              --          5,115,361                --


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.

3.   LINE OF CREDIT

The Trust shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended March 31, 2007.


4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2008. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.

                                                      March 31, 2007 (unaudited)

Notes to Financial Statements

                                   Annualized based on average daily net assets
                                  ----------------------------------------------
                                     Advisory and               Other Operating
                                  Administration Fees            Expense Limits*
                                  ----------------------------------------------
GE U.S. Equity Fund                     0.40%                        0.30%
GE Value Equity Fund                    0.55%                        0.40%
GE Small-Cap Equity Fund                0.70%                        0.39%
GE Global Equity Fund                   0.75%                        0.71%
GE International Equity Fund            0.80%**                      0.70%
GE Premier Growth Equity Fund           0.60%**                      0.30%
GE Strategic Investment Fund            0.35%                        0.35%
GE Government Securities Fund           0.40%                        0.30%
GE Short-Term Government Fund           0.30%**                      0.25%
GE Tax-Exempt Fund                      0.35%                        0.27%
GE Fixed Income Fund                    0.35%                        0.20%
GE Money Market Fund                    0.25%                        0.25%

* GE ASSET MANAGEMENT HAS AGREED TO ASSUME CERTAIN OTHER OPERATING EXPENSES OF THE FUND TO MAINTAIN EXPENSE LEVELS AT OR BELOW PREDETERMINED LIMITS. THESE EXPENSE LIMITATIONS FOR EACH FUND WILL REMAIN IN EFFECT THROUGH JANUARY 29, 2008.
** WITH RESPECT TO THESE FUNDS, ADMINISTRATION FEES (AMOUNTING TO .05%) ARE IMPOSED PURSUANT TO A SEPARATE AGREEMENT.


GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of March 31, 2007, the following Funds have expenses eligible for reimbursement as detailed below:

                                       Expenses                                                   Total Expenses
                                     Eligible for          Expenses            Expenses            Eligible for
                                     Recoupment -          Waived -           Recouped -           Recoupment -
Fund                               Beginning of Year     Current Year        Current Year         March 31, 2007
-----------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                    $     --             $    --           $      --              $     --
GE Value Equity Fund                     62,318                 719             (11,037)               52,000
GE Small-Cap Equity Fund                     --                  --                  --                    --
GE Global Equity Fund                        --                  --                  --                    --
GE International Equity Fund                 --                  --                  --                    --
GE Premier Growth Equity Fund                --                  --                  --                    --
GE Strategic Investment Fund                 --                  --                  --                    --
GE Government Securities Fund                --                  --                  --                    --
GE Short-Term Government Fund           143,650                  --             (29,763)              113,887
GE Tax-Exempt Fund                       95,170              32,614              (8,088)              119,696
GE Fixed Income Fund                    133,825              15,078             (21,038)              127,865
GE Money Market Fund                         --                  --                  --                    --

                                                      March 31, 2007 (unaudited)

Notes to Financial Statements


The expenses eligible for recoupment at September 30, 2006 are set to expire as follows:


                                                                Expires
Fund                                 Amount                  September 30,
----------------------------------------------------------------------------
GE Value Equity Fund                 $48,108                      2007
                                         909                      2008
                                       2,264                      2009
                                         719                      2010
GE Short-Term Government Fund         48,948                      2007
                                      49,554                      2008
                                      15,385                      2009
GE Tax-Exempt Fund                     7,052                      2007
                                      31,703                      2008
                                      48,327                      2009
                                      32,614                      2010
GE Fixed Income                       15,765                      2008
                                      97,022                      2009
                                      15,078                      2010


The Funds paid the following fees to GEAM for advisory and administrative services for the period ended March 31, 2007. All other administrative fees were paid to either GENPACT as noted below.

                                                     Advisory and
Fund                                              Administrative Fees
---------------------------------------------------------------------
GE U.S. Equity Fund                                    $883,324
GE Value Equity Fund                                     51,798
GE Small-Cap Equity Fund                                147,190
GE Global Equity Fund                                   259,430
GE International Equity Fund                            243,735
GE Premier Growth Equity Fund                           229,738
GE Strategic Investment Fund                            991,721
GE Government Securities Fund                           276,842
GE Short-Term Government Fund                           261,985
GE Tax-Exempt Fund                                      172,116
GE Fixed Income Fund                                    299,781
GE Money Market Fund                                    314,705

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended March 31, 2007, $15,413 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary effective January 1, 2006 of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%) and 1.00% for Class C (level load) shares. Currently, Class Y shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program.

For the period ended March 31, 2007, the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund paid $944,140; $760,857; and $705,142 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the period ended March 31, 2007, GEID acting as underwriter received net commissions of $31,038 from the sale of Class A shares and $13,495 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2007, were as follows:

                                    Purchases               Sales
---------------------------------------------------------------------
GE U.S. Equity Fund                $101,551,342          $115,490,511
GE Value Equity Fund                 12,362,399            25,699,034
GE Small-Cap Equity Fund             24,943,366            37,603,653
GE Global Equity Fund                17,130,164            17,548,089
GE International Equity Fund         11,652,173             9,855,500
GE Premier Growth Equity Fund        50,772,476           113,151,354
GE Strategic Investment Fund         99,033,630           103,148,897
GE Government Securities Fund       214,517,276           228,655,059
GE Short-Term Government Fund        87,723,234            74,807,471
GE Tax-Exempt Fund                    1,095,380             1,524,462
GE Fixed Income Fund                292,800,111           295,159,673


OPTIONS During the period ended March 31, 2007, the following option contracts were written:

                           GE Small-Cap            GE Strategic                GE Government
                              Equity                Investment                  Securities                 GE Fixed Income
                    ----------------------    ----------------------     -----------------------     --------------------------
                       Number                    Number                     Number                      Number
                    of Contracts  Premium     of Contracts   Premium     of Contracts    Premium     of Contracts     Premium
-------------------------------------------------------------------------------------------------------------------------------
Balance as of
September 30, 2006       --      $      --          50      $ 1,453            130       $ 3,343          220        $ 6,560

Written                 489        159,928          55          645            155         1,808          170          1,938

Closed and Expired     (489)      (159,928)       (105)      (2,098)          (285)       (5,151)        (390)        (8,498)
-------------------------------------------------------------------------------------------------------------------------------
Balance as of
March 31, 2007           --      $      --          --      $    --             --       $    --           --        $    --
-------------------------------------------------------------------------------------------------------------------------------

                                                      March 31, 2007 (unaudited)


Notes to Financial Statements

SECURITY LENDING At March 31, 2007, the following Funds participated in security lending:


                                      Loaned securities                Cash
                                 (including accrued interest)       Collateral*
-------------------------------------------------------------------------------
GE U.S. Equity Fund                      $  9,532,741              $ 9,759,528
GE Value Equity Fund                        3,840,651                3,927,276
GE Small-Cap Equity Fund                   24,174,433               24,774,400
GE Global Equity Fund                      16,409,733               17,170,162
GE International Equity Fund               13,832,294               14,526,690
GE Premier Growth Equity Fund               4,885,646                4,993,304
GE Strategic Investment Fund               17,796,972               18,467,101
GE Government Securities Fund              37,171,656               37,966,331
GE Short-Term Government Fund              28,781,889               29,371,754
GE Fixed Income Fund                       41,343,566               42,208,078

* COLLATERAL WAS ADJUSTED ON APRIL 2, 2007 TO REFLECT THE MARCH 31, 2007 CHANGE IN VALUE OF SECURITIES ON LOAN.


7.   BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2007 were:


                                5% or Greater Shareholders
                                --------------------------     % of Fund Held by
                                Number      % of Fund Held       GE Affiliates*
--------------------------------------------------------------------------------
GE U.S. Equity Fund                1              24%                   0%
GE Global Equity Fund              1              35%                  35%
GE International Equity Fund       3              28%                   6%
GE Premier Growth Equity Fund      1               9%                   0%
GE Short-Term Government Fund      2              53%                   0%
GE Fixed Income Fund               1               5%                   0%

Investment activities of these shareholders could have a material impact on the Funds.

*    INCLUDED IN THE 5% OR GREATER SHAREHOLDER PERCENTAGE.

                                                                     (unaudited)

Advisory Agreement Renewal

The Fund Board, including the independent Board members, considered and unanimously approved the continuance of the Funds' investment advisory agreements with GE Asset Management Incorporated ("GEAM") and, with respect to the GE Small-Cap Equity Fund, the sub-advisory agreement with its sub-adviser, at meetings held on December 6 and December 14, 2006. During the December 14, 2006 meeting, the Board members also were informed that GEAM was exploring potential options to restructure the GE Small-Cap Equity Fund's portfolio management principally as a result of anticipated investment capacity constraints. GEAM reported that the completion of this analysis would occur during the first half of 2007 and that any changes to the Fund's portfolio management would be recommended at that time.

In considering whether to approve the Funds' investment advisory and sub-advisory agreements, the Board members, including the independent members, considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM and the sub-adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. Before approving the Funds' advisory and sub-advisory agreements, the Board members reviewed the proposed continuance of the agreements with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years. Also in advance of the meetings, the Board members received from the sub-adviser a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to the business of, and services provided to the GE Small-Cap Equity Fund by its sub-adviser. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal and compliance departments, members of each relevant investment group (e.g., equity, fixed income) and research personnel. For the GE Small-Cap Equity Fund, the Board members also had an opportunity to hear presentations by representatives of the sub-adviser. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser's investment process.

In reaching their determinations relating to continuance of the Funds' investment advisory and sub-advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

                                                                     (unaudited)

Advisory Agreement Renewal

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED. The Board members reviewed the services provided by GEAM and, where applicable, the sub-adviser, and the Board members, including the independent members, concurred that GEAM and the sub-adviser provide high quality advisory and administrative services to the Funds.

In connection with their consideration of GEAM's services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee;
(iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. Where applicable, the Board members also recognized GEAM's responsibility for supervising the sub-adviser's services. The Board members noted that each Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In connection with their consideration of the services provided to the GE Small-Cap Equity Fund by its sub-adviser, the Board members focused on the sub-adviser's favorable attributes relating to its investment philosophy and discipline, its experienced investment and trading personnel, its systems and other resources, including research capabilities, and its satisfactory history and reputation.

In light of the foregoing, the Board members, including the independent members, concluded that the services provided by GEAM and the sub-adviser were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS. The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, for the GE Small-Cap Equity Fund, representatives of the sub-adviser, about each of their respective investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's, and the sub-adviser's commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members, including the independent members, discussed GEAM's investment approach with respect to the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy. With respect to the GE Small-Cap Equity Fund, the Board remained concerned about the Fund's performance, recognizing that a substantial portion of the underperformance occurred in 2003 and that more recent performance has shown improvement, and the Board members look forward to having the opportunity to review GEAM's ongoing reports and recommendations relating to the Fund's portfolio management. Although the Board remains attentive to various periods of underperformance by certain other Funds (as well as their satisfactory performance), the Board is less concerned about those other Funds for various reasons including, but not limited to, smaller margins of underperformance, periods of satisfactory performance, signs of improving performance and market conditions for out-of-favor investment styles during various periods (such as capitalization level, growth and/or value).

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUNDS. The Board members considered the cost of the services provided by GEAM and, where applicable, the sub-adviser. The Board

                                                                     (unaudited)


Advisory Agreement Renewal

members reviewed the information they had requested from GEAM and the sub-adviser concerning their profitability from the fees and services they provide to the Funds and the financial condition of GEAM and the sub-adviser for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business. For the GE Small-Cap Equity Fund, the Board members reviewed the assumptions and cost allocation methods used by the sub-adviser in preparing its profitability data.

The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. The Board members determined that GEAM and the sub-adviser should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM and the sub-adviser from their relationship with the Funds was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM asserted, and the Board members agreed, that because GEAM generally charged comparatively lower fees to the Funds since inception (and absorbed or subsidized Fund expenses in many cases), GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Funds when newer. The Board members also considered the substantial infrastructure investments GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of sums to support its substantial infrastructure, lower Fund fees and subsidies of Fund operating expenses, and that, in general, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members considered the potential institution of advisory fee breakpoints for the Funds, but concluded that GEAM had already appropriately shared the economies of scale.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID. The Board members discussed the services provided to the Funds by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Funds, and comparative information with respect to similar products. They discussed that, in all cases, GEAM's figures were below the applicable peer group averages. The Board members considered that the comparative data provided by Lipper showed no material difference from last year in the fees being charged as compared to those being charged by other advisers to similar investment products, as determined by Lipper. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged by GEAM to the Funds and, where applicable, the effect, if any, of the Securities and Exchange Commission staff's interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the independent members, determined that the advisory fees were reasonable in relation to the services provided to the Fund. For the GE Small-Cap Equity Fund, the Board members reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by the sub-adviser and with respect to any other client accounts managed by the sub-adviser in a similar style to that of the Fund. The Board members, including the independent

                                                                     (unaudited)

Advisory Agreement Renewal

members, concluded that, based on this information, the sub-advisory fees were reasonable in light of the services provided to the Fund.

FALL-OUT BENEFITS. The Board members considered other actual and potential financial benefits that GEAM and, where applicable, the sub-adviser may derive from their relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION. No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services provided to the Funds. In view of these facts, the Board members, including the independent members, concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders, and that the renewal of the GE Small-Cap Equity Fund's sub-advisory agreement was in the best interests of the shareholders of that Fund.

                                                                     (unaudited)

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  57

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds at GE Asset Management since March 2007; Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE  60

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                                                     (unaudited)

Additional Information

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    46

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    41

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                                                     (unaudited)

Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   60

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   General Partner, NGN Capital since
2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    40

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   70

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

                                                                     (unaudited)
Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE U.S. EQUITY FUND since December 1998 and for the GE STRATEGIC INVESTMENT FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management and President - Domestic Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE STRATEGIC INVESTMENT FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE FIXED INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the GE MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a Fixed Income Specialist and has been an International Equity Analyst and an International Small-Cap portfolio manager since 1998.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Effective May 18, 2007, Mr. Lincoln will serve on the portfolio management teams for the GE U.S. EQUITY FUND and GE STRATEGIC INVESTMENT FUND. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a member of the portfolio management team of the GE INTERNATIONAL EQUITY FUND since February 2007.

JAMES F. PALMIERI is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

                                                                     (unaudited)
Investment Team

PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

JOSEPH M. RUTIGLIANO is a Government and Mortgage-Backed Securities Trader at GE Asset Management. He has served on the portfolio management teams for the GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since December 2002. Mr. Rutigliano joined GE Asset Management in July 2000 as a Mutual Fund Analyst, prior to which time he was a Plan Manager at Aetna Financial from July 1999.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President - Investment Strategies at GE Asset Management. She has led the team of portfolio managers for the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - Domestic Equities in 1991, Senior Vice President - International Equities in 1995, and Executive Vice President - Investment Strategies in July 2006.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the GE STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

JACK FEILER is a portfolio manager of GE SMALL-CAP EQUITY FUND and President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President - Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager at Palisade Capital Management L.L.C. (sub-adviser). Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Veru is a managing member and Co-Investment Officer of Palisade Capital Management L.L.C (sub-adviser). Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

                                                                     (unaudited)
Investment Team

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER
(EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, PRESIDENT - DOMESTIC EQUITIES

Paul M. Colonna, SVP, PRESIDENT - FIXED INCOME

Michael J. Cosgrove, EVP, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS

Kathryn D. Karlic, EVP, PRESIDENT - SALES AND MARKETING

Ralph R. Layman, EVP, PRESIDENT - INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Judith M. Studer, EVP, PRESIDENT - STRATEGIC INVESTMENTS

Donald W. Torey, EVP, PRESIDENT - ALTERNATIVE INVESTMENTS
AND REAL ESTATE

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

SHAREHOLDER SERVICING AGENT
AND TRANSFER AGENT
PFPC
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN
State Street Bank & Trust Company


At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

                      [This page intentionally left blank.]
144

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]
146


ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.


ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 04, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 04, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  June 04, 2007

EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.